                                                                    EXHIBIT 10.2

================================================================================





                                  $250,000,000

                             TERM CREDIT AGREEMENT

                                     AMONG

                             PILLOWTEX CORPORATION

                          CERTAIN LENDERS NAMED HEREIN

                                      AND

              NATIONSBANK OF TEXAS, N.A., AS ADMINISTRATIVE AGENT

              NATIONSBANC MONTGOMERY SECURITIES, INC., AS ARRANGER


                               December 19, 1997





================================================================================

                               TABLE OF CONTENTS

                                                                                                                       Page
                                                                                                                       ----
                                                        ARTICLE 1

                                                       Definitions

         Section 1.1      Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
         Section 1.2      Amendments and Renewals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         Section 1.3      Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

                                                        ARTICLE 2

                                                         Advances

         Section 2.1      The Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 2.2      Manner of Borrowing and Disbursement  . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         Section 2.3      Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         Section 2.4      Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         Section 2.5      Prepayments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         Section 2.6      Non-Receipt of Funds by the Administrative Agent  . . . . . . . . . . . . . . . . . . . . .  31
         Section 2.7      Payment of Principal of Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         Section 2.8      Reimbursement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 2.9      Manner of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         Section 2.10     LIBOR Lending Offices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.11     Sharing of Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         Section 2.12     Calculation of LIBOR Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
         Section 2.13     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36

                                                        ARTICLE 3

                                                   Conditions Precedent

         Section 3.1      Conditions Precedent to the Initial Advances  . . . . . . . . . . . . . . . . . . . . . . .  39
         Section 3.2      Conditions Precedent to All Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . .  42
         Section 3.3      Conditions Precedent to Conversions and Continuations . . . . . . . . . . . . . . . . . . .  43

                                                        ARTICLE 4

                                              Representations and Warranties

         Section 4.1      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  43
         Section 4.2      Survival of Representations and Warranties, etc . . . . . . . . . . . . . . . . . . . . . .  51

                                                        ARTICLE 5

                                                    General Covenants

         Section 5.1      Preservation of Existence and Similar Matters . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 5.2      Business; Compliance with Applicable Law  . . . . . . . . . . . . . . . . . . . . . . . . .  51
         Section 5.3      Maintenance of Properties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.4      Accounting Methods and Financial Records  . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.5      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.6      Payment of Taxes and Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.7      Visits and Inspections  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  52
         Section 5.8      Use of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         SECTION 5.9      INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         Section 5.10     Environmental Law Compliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 5.11     Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         Section 5.12     Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56

                                                        ARTICLE 6

                                                  Information Covenants

         Section 6.1      Quarterly Financial Statements and Information  . . . . . . . . . . . . . . . . . . . . . .  56
         Section 6.2      Annual Financial Statements and Information; Certificate of No Default  . . . . . . . . . .  57
         Section 6.3      Compliance Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 6.4      Copies of Other Reports and Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . .  57
         Section 6.5      Notice of Litigation, Default and Other Matters . . . . . . . . . . . . . . . . . . . . . .  58
         Section 6.6      ERISA Reporting Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58

                                                        ARTICLE 7

                                                    Negative Covenants

         Section 7.1      Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         Section 7.2      Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 7.3      Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         Section 7.4      Liquidation, Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         Section 7.5      Sales of Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 7.6      Acquisitions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  63
         Section 7.7      Capital Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.8      Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.9      Affiliate Transactions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.10     Compliance with ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         Section 7.11     Maximum Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65

         Section 7.12     Minimum Fixed Charge Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.13     Minimum Net Worth . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65
         Section 7.14     Sale or Discount of Receivables . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.15     Business  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.16     Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.17     Amendment of Organizational Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.18     Amendments and Waivers of Institutional Debt  . . . . . . . . . . . . . . . . . . . . . . .  66
         Section 7.19     Foreign Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67

                                                        ARTICLE 8

                                                         Default

         Section 8.1      Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         Section 8.2      Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70

                                                        ARTICLE 9

                                                 Changes in Circumstances

         Section 9.1      LIBOR Basis Determination Inadequate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 9.2      Illegality  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         Section 9.3      Increased Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  72
         Section 9.4      Effect On Base Rate Advances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 9.5      Capital Adequacy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         Section 9.6      Replacement Lender  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 9.7      Replacement by the Borrower of a Lender . . . . . . . . . . . . . . . . . . . . . . . . . .  75

                                                        ARTICLE 10

                                                 Agreement Among Lenders

         Section 10.1     Agreement Among Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         Section 10.2     Lender Credit Decision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         Section 10.3     Benefits of Article . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78

                                                        ARTICLE 11

                                                      Miscellaneous

         Section 11.1     Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         Section 11.2     Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 11.3     Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         Section 11.4     Calculation by the Lenders Conclusive and Binding . . . . . . . . . . . . . . . . . . . . .  80

         Section 11.5     Set-Off . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 11.6     Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         Section 11.7     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 11.8     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 11.9     Interest and Charges  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 11.10    Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 11.11    Amendment and Waiver  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         Section 11.12    Exception to Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         Section 11.13    Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         SECTION 11.14    GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 11.15    WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86
         SECTION 11.16    ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  86

Schedules and Exhibits

Schedule 1:      Commitments and Specified Percentages
Schedule 2:      LIBOR Lending Offices
Schedule 3:      Existing Liens
Schedule 4:      Existing Litigation
Schedule 5:      Subsidiaries
Schedule 6:      Existing Investments
Schedule 7:      Existing Indebtedness
Schedule 8:      Qualification and Good Standing
Schedule 9:      Labor Relations
Schedule 10:     Fieldcrest Cannon Assets





Exhibit A:       Facility A Term Loan Note
Exhibit B:       Facility B Term Loan Note
Exhibit C:       General Security Agreement
Exhibit D:       Intellectual Property Security Agreement and Assignment
Exhibit E:       Compliance Certificate
Exhibit F:       Assignment Agreement
Exhibit G:       Subsidiary Guaranty
Exhibit H:       Notice of Borrowing
Exhibit I-1:     Leasehold Deed of Trust
Exhibit I-2:     Fee Simple Deed of Trust
Exhibit J-1:     Landlord's Agreement
Exhibit J-2:     Landlord's Waiver
Exhibit K:       Notice of Continuation/Conversion
Exhibit L:       Intercreditor Agreement

                             TERM CREDIT AGREEMENT


         THIS TERM CREDIT AGREEMENT is dated as of December 19, 1997, among PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), the Lenders from time to time party hereto, and NATIONSBANK OF TEXAS, N.A., a national banking association, as administrative agent for the Lenders.


                                   BACKGROUND

         The Lenders have been requested to provide the Borrower funds to (a) consummate the Fieldcrest Cannon Transaction (as hereinafter defined), (b) refinance a portion of the existing debt of the Borrower and Fieldcrest Cannon (as hereinafter defined) and its subsidiaries, including, but not limited to, the debt of the Borrower outstanding pursuant to the terms of that certain Restated Credit Agreement, dated as of November 12, 1996, among the Borrower, the lenders party thereto, and NationsBank of Texas, N.A., as the Agent, as amended (the "Existing Credit Agreement"), (c) pay certain fees and expenses related to the Fieldcrest Cannon Transaction, and (d) finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries (as hereinafter defined). The Lenders have agreed to provide a portion of such financing, subject to the terms and conditions set forth below.

         In consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1

                                  Definitions

         Section 1.1      Defined Terms.  For purposes of this Agreement:

         "Acquisition" means any transaction pursuant to which the Borrower or any of its Subsidiaries, (a) whether by means of a capital contribution or purchase or other acquisition of stock or other securities or other equity participation or interest, (i) acquires more than 50% of the equity interest in any Person pursuant to a solicitation by the Borrower or such Subsidiary of tenders of equity securities of such Person, or through one or more negotiated block, market, private or other transactions, or a combination of any of the foregoing, or (ii) makes any existing corporation a Subsidiary of the Borrower or such Subsidiary, or causes any corporation, other than a Subsidiary of the Borrower or such Subsidiary, to be merged into the Borrower or such Subsidiary (or agrees to be merged into any other corporation other than a wholly-owned Subsidiary (excluding directors' qualifying shares) of the Borrower or such Subsidiary), or (b) purchases all or more than 50% of the business or assets of any Person or of any operating division, facility or group of facilities of any Person.

         "Additional Costs" has the meaning specified in Section 9.5 hereof.

         "Adjusted LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) determined by the Administrative Agent to be equal to the quotient obtained by dividing (a) the LIBOR Rate for such LIBOR Advance for any Interest Period by (b) 1 minus the Reserve Requirement for such LIBOR Advance for any Interest Period.

         "Administrative Agent" means NationsBank of Texas, N.A., a national banking association, as administrative agent for Lenders, or such successor administrative agent appointed pursuant to Section 10.1(b) hereof.

         "Administrative Agent Fee Letter" has the meaning specified in Section 2.4(a) hereof.

         "Advance" means any amount advanced by the Lenders to the Borrower pursuant to Article 2 hereof on the occasion of any borrowing.

         "Affiliate" means, as applied to any Person, any other Person that, directly or indirectly, through one or more Persons, Controls or is Controlled By or Under Common Control with, such Person, or in the case of any Lender which is an investment fund, the investment advisor thereof and any investment fund having the same investment advisor or an Affiliate thereof.

         "Agreement" means this Term Credit Agreement, as amended, modified, supplemented or restated from time to time to the extent permitted pursuant hereto and pursuant to the Intercreditor Agreement.

         "Agreement Date" means the date of this Agreement.

         "Amended and Restated Credit Agreement" means that certain Amended and Restated Credit Agreement, dated as of the Agreement Date, among the Borrower, NationsBank of Texas, N.A., as administrative agent, and the lenders party thereto, as amended, modified, supplemented or restated from time to time to the extent permitted pursuant thereto and pursuant to the Intercreditor Agreement.

         "Applicable Base Rate Margin" means the following per annum percentages, applicable in the following situations:

                          Applicability                                                Facility A           Facility B
                          -------------                                                 Term Loan            Term Loan
                                                                                        Advances             Advances
                                                                                      -----------           ----------
                          (a)      Initial Pricing Period                                  0.500%             1.000%

                          (b)      Subsequent Pricing Period

                                   (1)     The Leverage Ratio is greater than or           0.750%             1.250%
                                           equal to 5.50 to 1

                                   (2)     The Leverage Ratio is less than 5.50 to         0.500%             1.000%
                                           1 but greater than or equal to 5.00 to
                                           1

                                   (3)     The Leverage Ratio is less than 5.00 to         0.250%             0.750%
                                           1 but greater than or equal to 4.50 to
                                           1

                                   (4)     The Leverage Ratio is less than 4.50 to         0.000%             0.500%
                                           1

During the Subsequent Pricing Period, the Applicable Base Rate Margin payable by the Borrower on the Base Rate Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested quarterly by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the Base Rate Basis as a result of a change in the Applicable Base Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to
Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable Base Rate Margin shall be increased to the Applicable Base Rate Margin next higher than the Applicable Base Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received.

         "Applicable Environmental Laws" means applicable Laws pertaining to the regulation or protection of human health or the environment, including without limitation, CERCLA and RCRA.

         "Applicable Law" means (a) in respect of any Person, all provisions of constitutions, statutes, rules, regulations and final orders of governmental bodies or regulatory agencies applicable to such Person and its properties, including, without limiting the foregoing, all orders and decrees of all Tribunals in proceedings or actions to which the Person in question is a party, and (b) in respect of contracts relating to interest or finance charges that are made or performed in the State of Texas, "Applicable Law" shall mean the laws of the United States of America, including without limitation 12 USC Sections 85 and 86(a), as amended from time to time, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitation, Art. 1H, if applicable, and if Art. 1H is not applicable, Art. 1D, and any other statute of the State of Texas prescribing maximum rates of interest and extensions of credit; provided that the parties hereto agree that the provisions of Chapter 15, Title 79,

Revised Civil Statutes of Texas, 1925, amended, shall not apply to Advances, this Agreement, the Notes or any other Loan Documents.

         "Applicable LIBOR Rate Margin" means the following per annum percentages, applicable in the following situations:

                    Applicability                                                          Facility A       Facility B
                                                                                            Term Loan        Term Loan
                                                                                            Advances         Advances
                                                                                            ---------        ---------
                    (a)      Initial Pricing Period                                          2.000%           2.500%

                    (b)      Subsequent Pricing Period

                             (1)     The Leverage Ratio is greater than or equal to          2.250%           2.750%
                                     5.50 to 1

                             (2)     The Leverage Ratio is less than 5.50 to 1 but           2.000%           2.500%
                                     greater than or equal to 5.00 to 1

                             (3)     The Leverage Ratio is less than 5.00 to 1 but           1.750%           2.250%
                                     greater than or equal to 4.50 to 1

                             (4)     The Leverage Ratio is less than 4.50 to 1 but           1.500%           2.000%
                                     greater than or equal to 4.00 to 1

                             (5)     The Leverage Ratio is less than 4.00 to 1 but           1.250%           2.000%
                                     greater than or equal to 3.50 to 1

                             (6)     The Leverage Ratio is less than 3.50 to 1 but           1.000%           2.000%
                                     greater than or equal to 3.00 to 1

                             (7)     The Leverage Ratio is less than 3.00 to 1               0.750%           2.000%

During the Subsequent Pricing Period, the Applicable LIBOR Rate Margin payable by the Borrower on the LIBOR Advances outstanding hereunder shall be subject to reduction or increase, as applicable and as set forth in the table above, according to the performance of the Borrower as tested quarterly by using the Leverage Ratio calculated as of the end of each fiscal quarter; provided, that each adjustment in the LIBOR Basis as a result of a change in the Applicable LIBOR Rate Margin shall be effective on the date which is two Business Days following receipt by the Administrative Agent of the financial statements required to be delivered pursuant to Section 6.1 or 6.2 hereof, as applicable, and the corresponding Compliance Certificate required pursuant to Section 6.3 hereof. If such financial statements and Compliance Certificate are not received by the Administrative Agent by the date required, the Applicable LIBOR Rate Margin shall be increased to the Applicable Base Rate Margin next higher than the Applicable Base Rate Margin currently in effect until such time as such financial statements and Compliance Certificate are received.

         "Applicable Specified Percentage" means the Facility A Term Loan Specified Percentage, the Facility B Term Loan Specified Percentage or the Total Specified Percentage, as applicable in the context used.

         "Art. 1D" means Article 5069-1D, Title 79, Revised Civil Statutes of Texas, 1925, as amended.

         "Art. 1H" means Article 5069-1H, Title 79, Revised Civil Statutes of Texas, 1925, as amended.

         "Assignment Agreement" has the meaning specified in Section 11.6(d) hereof.

         "Authorized Signatory" means such senior personnel of the Borrower as may be duly authorized and designated in writing by the Borrower to execute documents, agreements and instruments on behalf of the Borrower, and to request Advances and Letters of Credit hereunder.

         "Base Rate Advance" means any Advance bearing interest at the Base Rate Basis.

         "Base Rate Basis" means, for any day, a per annum interest rate equal to the higher of (a) the sum of (i) 0.50% plus (ii) the Federal Funds Rate on such day plus (iii) the Applicable Base Rate Margin or (b) the sum of (i) the Prime Rate on such day plus (ii) the Applicable Base Rate Margin. The Base Rate Basis shall be adjusted automatically without notice as of the opening of business on the effective date of each change in the Prime Rate or Federal Funds Rate, as applicable, to account for such change.

         "Borrower Preferred Stock" means that certain Series A Redeemable Convertible Preferred Stock issued by the Borrower in connection with Fieldcrest Cannon Transaction.

         "Bridge Notes" means those certain notes of the Borrower to be issued in connection with the Fieldcrest Cannon Transaction (but only in the event that the aggregate principal amount of the 1997 Senior Subordinated Notes does not equal or exceed $135,000,000) not to exceed $150,000,000.

         "Business Day" means a day on which commercial banks are open (a) for the transaction of commercial banking business in Dallas, Texas, and (b) with respect to any LIBOR Advance, for the transaction of international commercial banking business (including dealings in Dollar deposits) in London, England.

         "Capital Expenditures" means, for any period, expenditures made by the Borrower and its Subsidiaries to acquire or construct fixed assets, plant and equipment (including renewals, improvements and replacements during such period and the aggregate amount of items leased or acquired under Capitalized Lease Obligations at the capitalized cost of the item) computed in accordance with GAAP.

         "Capitalized Lease Obligations" means that portion of any obligation of the Borrower or any of its Subsidiaries as lessee under a lease which at the time would be required to be capitalized on a balance sheet of the Borrower or such Subsidiary prepared in accordance with GAAP.

         "Capital Stock" means, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock in any Person that is a corporation, and each class of partnership interest (including, without limitation, general, limited and preference units) in any Person that is a partnership, and each class of member interest in any Person that is a limited liability company.

         "Cash and Cash Equivalents" means with respect to the Borrower and each of its Subsidiaries

         (a)     cash,

         (b) money market funds that invest only in debt securities (including, without limitation, banker's acceptance, bearer deposit notes, loan participations, promissory notes and medium-term notes) which

                 (i) for any such investment issued by a financial institution, the issuer (A) maintains a long-term debt rating of at least "BBB" (or its then equivalent) according to Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. or a Thompson Bankwatch rating of at least "C" and (B) has combined capital and surplus of not less than $100,000,000, or any other financial institution if the amount on deposit is fully insured by the Federal Deposit Insurance Corporation, and

                 (ii) for any corporate issuer, such investment is rated "P-2" (or its then equivalent) according to Moody's Investors Service, Inc., "A-2" (or its then equivalent) according to Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., "F-2" (or its then equivalent) according to Fitch's Investors Service, Inc. or "D-2" (or its then equivalent) according to Duff & Phelps, or a better rating, or, which if unrated, are determined by the fund to be of comparable quality to debt securities which have such ratings, and

         (c)     investments (directly or through a money market mutual fund) in

                 (i) certificates of deposit, eurodollar time deposits, repurchase agreements, bankers' acceptances and other interest bearing deposits or accounts with any Lender or with any United States commercial bank having a combined capital and surplus of at least $100,000,000, which certificates, time deposits, repurchase agreements, bankers' acceptances, deposits and accounts mature within one year from the date of investment,

                 (ii) obligations issued or unconditionally guaranteed by the United States government, or issued by any agency or instrumentality thereof and backed by the full faith and credit of the United States government,

                 (iii) direct obligations issued by any state or political subdivision of the United States, which have the highest rating obtainable from Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc. or Moody's Investors Service, Inc. on the date of investment, and

                 (iv) commercial paper issued by any Lender or any Affiliate of any Lender, and commercial paper which has one of the highest ratings obtainable from Standard & Poor's Ratings Group, a Division of McGraw- Hill, Inc. or Moody's Investors Service, Inc.

         "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986 as amended from time to time.

         "Change of Control" means the occurrence of any of the following events after the Agreement Date: (a) any Person or Group shall beneficially own (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act or any successor provision thereto) more than 50% of the aggregate Voting Power of the Borrower (other than ownership by (A) any Person or Group who beneficially own in excess of 10% of the aggregate Voting Power of the Borrower on the Agreement Date or (B) Charles M. Hansen, Jr., any Person under the Control of Charles M. Hansen, Jr., any trusts established by or for the benefit of Charles M. Hansen, Jr. or any of his lineal descendants or any family member of Charles M. Hansen, Jr.); (b) during any period of twenty-four consecutive months, individuals who at the beginning of such period constituted the Board of Directors of the Borrower (together with any new directors whose election by such Board of Directors or whose nomination for election by the shareholders of the Borrower was approved by a vote of a majority of the directors of the Borrower then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved), cease for any reason to constitute a majority of the Board of Directors of the Borrower then in office; or (c) any "Change of Control", "Change in Control" or similar event or circumstance, however defined or designated, under any agreement or document governing any Institutional Debt.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means any collateral hereafter granted by any Person to the Administrative Agent for the benefit of the Lenders to secure the Obligations.

         "Collateral Agent" means NationsBank of Texas, N.A., in its capacity as Collateral Agent under the Intercreditor Agreement.

         "Collateral Document" means any document under which Collateral is granted and any document related thereto.

         "Commitments" means, collectively, the Facility A Term Loan Commitment and the Facility B Term Loan Commitment.

         "Compliance Certificate" means a certificate, signed by an Authorized Signatory, in substantially the form of Exhibit E, appropriately completed.

         "Control" or "Controlled By" or "Under Common Control" means possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of voting securities, by contract or otherwise, but not solely by being an officer or director of that Person); provided, however, that in any event any Person which beneficially owns, directly or indirectly, 10% or more (in number of votes) of the securities having ordinary Voting Power with respect to a corporation shall be conclusively presumed to control such corporation.

         "Controlled Group" means as of the applicable date, as to any Person not an individual, all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) which are under common control with such Person and which, together with such Person, are treated as a single employer under Section 414(b), (c), (m) or (o) of the Code; provided, however, that the Subsidiaries of the Borrower shall be deemed to be members of the Borrower's Controlled Group.

         "Creditor" means a creditor of the Borrower or any of its Subsidiaries and shall not include any Affiliate of any such creditor.

         "Debtor Relief Laws" means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, reorganization or similar debtor relief Laws affecting the rights of creditors generally from time to time in effect.

         "Deed of Trust" means any leasehold or fee simple Deed of Trust or Mortgage, as applicable, relating to the certain property and improvements leased or owned by the Borrower or its Domestic Subsidiaries, in substantially the form set forth in Exhibit I-1 and Exhibit I-2, as amended, modified, renewed, supplemented or restated from time to time.

         "Default" means an Event of Default and/or any of the events specified in Section 8.1, hereto regardless of whether there shall have occurred any passage of time or giving of notice that would be necessary in order to constitute such event an Event of Default.

         "Default Rate" means a simple per annum interest rate equal to (a) with respect to Base Rate Advances the lesser of (i) the Highest Lawful Rate or
(ii) the Base Rate Basis then in effect plus 2.00% or (b) with respect to LIBOR Advances, the lesser of (i) the Highest Lawful Rate or (ii) the LIBOR Basis then in effect plus 2.00%.

         "Determining Lenders" means, on any date of determination, any combination of Lenders whose Total Specified Percentages aggregate more than 50%; provided, however, in the event that the Commitments have been terminated, "Determining Lenders" means, on any date of determination, any combination of Lenders having more than 50% of Advances then outstanding.

         "Dividend" means, as to any Person, (a) any declaration or payment of any dividend (other than a dividend in stock or in the right to acquire stock) on, or the making of any distribution on account of, any Equity Interests of such Person and (b) any purchase, redemption, or other acquisition or retirement for value of any Capital Stock of such Person.

         "Dollar" or "$" means the lawful currency of the United States of America.

         "Domestic Subsidiary" means any Subsidiary of the Borrower other than a Foreign Subsidiary.

         "Earnings From Operations" has the meaning given to such term pursuant to GAAP.

         "EBITDA" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, the sum of (a) Earnings From Operations plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining Earnings From Operations). For purposes hereof, EBITDA shall be adjusted on a pro forma basis to exclude from any period under consideration personnel costs that have been eliminated concurrent with, or during the twelve-month period subsequent to, the Agreement Date.

         "Eligible Assignee" means (a) any Lender; (b) a commercial bank organized under the laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (c) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, having total assets in excess of $500,000,000, and not in receivership or conservatorship; (d) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is described in this clause; and (e) the central bank of any country which is a member of the Organization for Economic Cooperation and Development; (f) a finance company, insurance company or other financial institution or fund (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business and having a combined capital and surplus or total assets of at least $100,000,000, (g) any other entity (other than a natural person) that is an "accredited investor" (as defined in Regulation D under the Securities Act of 1933) which extends credit or buys loans as one of its businesses, and (h) any other entity approved by both the Borrower and the Administrative Agent, provided that no Affiliate of the Borrower shall qualify as an Eligible Assignee.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any regulation promulgated thereunder.

         "ERISA Event" means, with respect to the Borrower and its Subsidiaries, (a) a Reportable Event (other than a Reportable Event not subject to the provision for 30-day notice to the PBGC pursuant to regulations issued under Section 4043 of ERISA), (b) the withdrawal of any such Person or any member of its Controlled Group from a Plan subject to Title IV of ERISA during a plan year in which it was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, (c) the filing of a notice of intent to terminate under
Section 4041(c) of ERISA, (d) the institution of proceedings to terminate a Plan by the PBGC, (e) the failure to make required contributions which could result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA, or (f) any other event or condition which could reasonably be expected to constitute grounds under Section 4042 (other than Section 4042(a)(3)) of ERISA for the termination by the PBGC of, or the appointment by the appropriate United States District Court of a trustee to administer, any Plan or the imposition of any liability under Title IV of ERISA other than PBGC premiums due but not delinquent under Section 4007 of ERISA.

         "Event of Default" means any of the events specified in Section 8.1 hereof, provided that any requirement for notice or lapse of time has been satisfied.

         "Excess Cash Flow" means, with respect to the Borrower and its Subsidiaries on a consolidated basis, the remainder of (i) Net Operating Cash Flow, minus (ii) voluntary prepayments of Indebtedness which cannot be reborrowed, in each case for the four fiscal quarters immediately preceding the date of calculation.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Excluded Matters" has the meaning specified in Section 5.9(a) hereof.

         "Existing Credit Agreement" has the meaning specified in the Background provision of this Agreement.

         "Facility A Term Loan Advance" means an Advance made pursuant to
Section 2.1(a) hereof.

         "Facility A Term Loan Commitment" means the commitment of the Lenders, subject to the terms and conditions hereof, to make Facility A Term Loan Advances up to an aggregate principal amount of $125,000,000, as terminated pursuant to Section 2.1(a) hereof.

         "Facility A Term Loan Maturity Date" means December 31, 2003, or the earlier date of acceleration of the Facility A Term Loan Advances pursuant to
Section 8.2 hereof.

         "Facility A Term Loan Notes" means the promissory notes of the Borrower evidencing Facility A Term Loan Advances hereunder, substantially in the form of Exhibit A hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

         "Facility A Term Loan Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Facility A Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

         "Facility B Term Loan Advance" means an Advance made pursuant to
Section 2.1(b) hereof.

         "Facility B Term Loan Commitment" means commitment of the Lenders, subject to the terms and conditions hereof, to make Facility B Term Loan Advances up to an aggregate principal amount of $125,000,000, as terminated pursuant to Section 2.1(b) hereof.

         "Facility B Term Loan Maturity Date" means December 31, 2004, or the earlier date of acceleration of the Facility B Term Loan Advances pursuant to
Section 8.2 hereof.

         "Facility B Term Loan Notes" means the promissory notes of the Borrower evidencing Facility B Term Loan Advances hereunder, substantially in the form of Exhibit B hereto, together with any extension, renewal or amendment thereof, or substitution therefor.

         "Facility B Term Loan Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Facility B Term Loan Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

         "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of Dallas on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average of the quotations for the day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

         "Fieldcrest Cannon" means Fieldcrest Cannon, Inc., a Delaware corporation, which upon completion of the Fieldcrest Cannon Merger will be a wholly-owned subsidiary of the Borrower.

         "Fieldcrest Cannon Merger" means the merger of Pegasus, a wholly-owned Subsidiary of the Borrower, with and into Fieldcrest Cannon with Fieldcrest Cannon as the surviving corporation, pursuant to the terms of that certain Agreement and Plan of Merger among the Borrower, Pegasus and Fieldcrest Cannon, dated as of September 10, 1997, as amended, or modified with the consent of the Administrative Agent, which consent shall not be unreasonably withheld.

         "Fieldcrest Cannon Subordinated Debentures" means those certain 6% Convertible Subordinated Debentures of Fieldcrest Cannon due 2012 in aggregate outstanding principal amount of $116,500,000.

         "Fieldcrest Cannon Transaction" means, collectively, (a) the Fieldcrest Cannon Merger, (b) the issuance by the Borrower of (i) the 1997 Senior Subordinated Notes, (ii) the Bridge Notes, but only to the extent that 1997 Senior Subordinated Notes in an aggregate principal amount at least equal to $135,000,000 are not issued by the Borrower, (iii) the Borrower Preferred Stock, and (iv) the common Capital Stock of the Borrower for an amount not less than the sum of (A) 20.58% of the aggregate value of all Capital Stock of Fieldcrest Cannon plus (B) 20.58% of all conversion consideration requested by the holders of the Fieldcrest Cannon Subordinated Debentures, and (c) the refinancing of certain existing Indebtedness of Fieldcrest Cannon and the Borrower.

         "Fieldcrest Cannon Transaction Documents" means all agreements, documents and instruments executed in connection with or related to the Fieldcrest Cannon Transaction.

         "Financial Statements" has the meaning specified in Section 4.1(j) hereof.

         "Fiscal Month" means a period of four, five, or six weeks having seven days in each week ending on a Saturday and that otherwise approximates a calendar-monthly period. Reference to a Fiscal Month by the name of a calendar month means the fiscal month that encompasses the most of that calendar month (e.g., the Fiscal Month of January 1998 ends on January 31, 1998).

         "Fiscal Quarter" means any quarter of a fiscal year ending on the last day of a Fiscal Month (e.g., the third Fiscal Quarter in 1998 ends on September 26, 1998).

         "Fiscal Year" means the Borrower's fiscal year for accounting and tax purposes, which consists of a 52- or 53- week period beginning on the first day after the end of the immediately preceding fiscal year and ending on the Saturday nearest December 31 following that first day. Reference to a Fiscal Year with a number corresponding to any calendar year means the Fiscal Year ending on the Saturday nearest to December 31 during that calendar year (e.g., Fiscal Year 1999 ends on January 1, 2000).

         "Fixed Charges" means, for any date of calculation, calculated for Borrower and its Subsidiaries on a consolidated basis, the sum of, without duplication, (a) scheduled principal payments in respect of Indebtedness, plus
(b) cash interest expense (including interest expense pursuant to Capitalized Lease Obligations), plus (c) cash Dividends paid.

         "Fixed Charge Coverage Ratio" means the ratio of Pretax Cash Flow to Fixed Charges, calculated (a) with respect to Pretax Cash Flow, for the four consecutive Fiscal Quarters ending on the date of calculation and (b) with respect to Fixed Charges (i) for the first three Fiscal Quarters of Fiscal Year 1998, on an annualized basis and (ii) for each Fiscal Quarter thereafter, for the four consecutive Fiscal Quarters ending on the date of calculation.

         "Foreign Subsidiary" means any Subsidiary of the Borrower which is not organized under the laws of any state of the United States of America or the District of Columbia.

         "Form 1001" has the meaning specified in Section 2.13(e)(i)(B) hereof.

         "Form 4224" has the meaning specified in Section 2.13(e)(i)(A) hereof.

         "GAAP" means generally accepted accounting principles applied on a consistent basis, set forth in the Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants, or their successors which are applicable in the circumstances as of the date in question. The requirement that such principles be applied on a consistent basis shall mean that the accounting principles applied in a current period are comparable in all material respects to those applied in a preceding period.

         "General Security Agreement" means a security agreement relating to all personal property assets of the Borrower and its Domestic Subsidiaries, substantially in the form of Exhibit C hereto, as amended, modified, renewed, supplemented or restated from time to time.

         "Group" means any Persons acting together which would constitute a "group" for purposes of Section 13(d) of the Exchange Act or any successor provision thereto.

         "Guarantor" means each direct and indirect Subsidiary of the Borrower, other than any Foreign Subsidiary.

         "Guaranty" or "Guaranteed", means (a) as applied to an obligation of another Person, (i) a guaranty, direct or indirect, in any manner, of any part or all of such obligation, and (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to amounts which may be drawn by beneficiaries of outstanding letters of credit and (b) an agreement, direct or indirect, contingent or otherwise, to maintain the net worth, working capital, earnings or other financial performance of another Person; provided, however, Guaranty does not mean (y) the endorsement of instruments for collection or deposit in the ordinary course of business and
(z) customary indemnities given in connection with asset sales in the ordinary course of business.

         "Hedge Agreements" means any and all agreements, devices or arrangements designed to protect at least one of the parties thereto from the fluctuations of interest rates, currency exchange rates, forward rates applicable to such party's assets, commodity prices (including commodity hedging agreements), liabilities or exchange transactions, including, but not limited to, dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap, swap or collar protection agreements, and forward rate currency or interest rate options, as the same may be amended or modified and in effect from time to time, and any and all cancellations, buy backs, reversals, terminations or assignments of any of the foregoing.

         "Highest Lawful Rate" means at the particular time in question the maximum rate of interest which, under Applicable Law, the Lenders are then permitted to charge on the Obligations. If the maximum rate of interest which, under Applicable Law, the Lenders are permitted to charge on the Obligations shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Borrower. For purposes of determining the Highest Lawful Rate under the Applicable Law of the State of Texas, the applicable rate ceiling shall be (a) the weekly rate ceiling described in and computed in accordance with the provisions of Art. 1H, or (b) either the quarterly ceiling or the annualized ceiling computed pursuant to Art. 5069-1D.008, Title 79, Revised Civil Statutes of Texas, as amended; provided, however, that at any time the weekly rate ceiling, the quarterly ceiling or the annualized ceiling shall be less than 18% per annum or more than 24% per annum, the provisions of Art. 5069-1D.009(a) and
(b), Title 79, Revised Civil Statutes of Texas, as amended, shall control for purposes of such determination, as applicable.

         "Increased Advance Costs" has the meaning specified in Section 9.3 hereof.

         "Increased Advance Costs Retroactive Effective Date" has the meaning specified in Section 9.3 hereof.

         "Increased Advance Costs Set Date" has the meaning specified in
Section 9.3 hereof.

         "Indebtedness" means, with respect to any Person, without duplication,
(a) all obligations for borrowed money, (b) all obligations evidenced by bonds, debentures, notes or similar instruments, (c) all obligations under conditional sale or other title retention agreements relating to property or assets purchased by such Person, (d) all obligations issued or assumed as the deferred purchase price of property or services (excluding trade accounts payable in the ordinary course of business), (e) all obligations secured by any Lien on any property or asset owned by such Person, whether or not the obligation secured thereby shall have been assumed, (f) to the extent not otherwise included, all Capitalized Lease Obligations of such Person, all obligations in respect of letters of credit, bankers' acceptances and similar instruments, and all obligations under Hedge Agreements, (g) any "withdrawal liability" of such Person as such term is defined under Part I of Subtitle E of Title IV or ERISA,
(h) all preferred stock issued by such Person and required by the terms thereof to be redeemed, or for which mandatory sinking fund payments are due, by a fixed date, (i) the principal portion of all obligations of such Person under any Synthetic Lease, and (j) any Guaranty of such Person of any obligation of another Person constituting obligations of a type set forth above.

         "Indemnified Matters" has the meaning specified in Section 5.9(a) hereof.

         "Indemnitees" has the meaning specified in Section 5.9(a) hereof.

         "Indentures" means the 1996 Senior Subordinated Notes Indenture, the 1997 Senior Subordinated Notes Indenture and any other indenture providing for the issuance of any other Subordinated Debt.

         "Initial Pricing Period" means the period from and including the Agreement Date to and including the Rate Adjustment Date.

         "Institutional Debt" means unsecured Indebtedness for borrowed money which may be raised by the Borrower in the private placement or public debt markets on terms reasonably satisfactory to the Determining Lenders, and shall include Subordinated Debt, with only such changes or amendments which are not prohibited by Section 7.18 hereof.

         "Intellectual Property Security Agreement" means a security agreement and assignment relating to all intellectual property of the Borrower and its Domestic Subsidiaries substantially in the form of Exhibit D hereto, as amended, modified, renewed, supplemented or restated from time to time.

         "Intercreditor Agreement" means that certain Intercreditor Agreement dated as of the Agreement Date, among the Borrower, the Administrative Agent, the Lenders hereunder, the administrative agent under the Amended and Restated Credit Agreement, the lenders under the Amended and Restated Credit Agreement, and the Collateral Agent, in substantially the form of Exhibit L hereto, as amended, modified, renewed, supplemented or restated from time to time to the extent permitted pursuant thereto.

         "Interest Period" means the period beginning on the day any LIBOR Advance is made and ending one, two, three or six months thereafter (as the Borrower shall select); provided, however, that:

                 (i) if any Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                 (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

                 (iii) there shall be outstanding at any one time no more than eight Interest Periods in the aggregate; and

                 (iv) Interest Periods shall be selected so that, at all times, an amount not less than the next scheduled principal payment(s) hereunder with respect to Facility A Term Loan Advances and Facility B Term Loan Advances are subject to Interest Periods which end on or before the date(s) for such payments.

         "Investment" means any direct or indirect purchase or other acquisition of capital stock or other securities of, or beneficial interest in, any other Person, or any direct or indirect loan, advance (other than loans or advances to employees for moving and travel expenses, drawing accounts and similar expenditures in the ordinary course of business) or capital contribution to, or investment in any other Person, including without limitation the purchase of accounts receivable of any other Person that are not current assets or do not arise in the ordinary course of business.

         "Landlord's Agreement" means that Landlord's Agreement substantially in the form of Exhibit J-1 hereto.

         "Landlord's Waiver" means that Landlord's Waiver substantially in the form of Exhibit J-2 hereto.

         "Law" means any statute, law, ordinance, regulation, rule, order, writ, injunction, or decree of any Tribunal.

         "Lender" means each financial institution shown on the signature pages hereof so long as such financial institution maintains a portion of the Commitments or is owed any part of the Obligations (including the Administrative Agent in its individual capacity), and each Eligible Assignee that hereafter becomes a party hereto pursuant to Section 11.6 hereof, subject to the limitations set forth therein (but not any Participant).

         "Leverage Ratio" means, for any date of calculation, the ratio of Total Debt as of the date of determination to EBITDA calculated for the four consecutive Fiscal Quarters ending on the date of calculation. For purpose of calculation of the Leverage Ratio only, with respect to assets not owned at all times during the four Fiscal Quarters immediately preceding the date of calculation of EBITDA, there shall be (i) included in EBITDA the proforma EBITDA of any assets acquired during any such four Fiscal Quarters for the twelve months preceding the date of calculation and (ii) excluded from EBITDA the EBITDA of any assets disposed of during any of such Fiscal Quarters for the twelve months preceding the date of calculation.

         "LIBOR Advance" means any Advance bearing interest at the LIBOR Basis.

         "LIBOR Basis" means, with respect to any LIBOR Advance, a simple per annum interest rate equal to the lesser of (a) the Highest Lawful Rate, or (b) the sum of the Adjusted LIBOR Rate applicable to such LIBOR Advance plus the Applicable LIBOR Rate Margin.

         "LIBOR Lending Office" means, with respect to a Lender, the office designated as its LIBOR Lending Office on Schedule 2 attached hereto, and such other office of the Lender or any of its Affiliates hereafter designated by written notice to the Borrower and the Administrative Agent.

         "LIBOR Rate" means, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the term "LIBOR Rate" shall mean, for any LIBOR Advance for any Interest Period therefor, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates.

         "Lien" means, with respect to any property, any mortgage, lien, pledge, collateral assignment, hypothecation, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other similar encumbrance of any kind in respect of such property, whether or not choate, vested or perfected.

         "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or investigation by or before any Tribunal, including, without limitation, proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax or other Law, or under or pursuant to any contract, agreement or other instrument.

         "Loan Documents" means this Agreement, the Notes, the Security Agreements, the Deeds of Trust, any other Collateral Document, any Subsidiary Guaranty, the Underwriting Fee Letter, the Administrative Agent Fee Letter, any Hedge Agreements entered into with any Person that is or was a Lender or an Affiliate of a Lender at the time of entering into such Hedge Agreements, and any other document or agreement executed or delivered from time to time by the Borrower and any of its Subsidiaries or any other Person in connection herewith or as security for the Obligations.

         "Material Adverse Effect" means any act or circumstance or event that
(a) could reasonably be expected to be material and adverse to the business, financial condition or results of operations of the Borrower and its Subsidiaries taken as a whole, or (b) in any manner whatsoever does or could reasonably be expected to materially and adversely affect (i) the validity or enforceability of any Loan Document, (ii) any material Collateral, (iii) the ability of the Borrower and its Subsidiaries taken as a whole to perform their respective Obligations under the Loan Documents, or (iv) the Rights of the Lenders or the Administrative Agent under any of the Loan Documents.

         "Multiemployer Plan" means, as to any Person, at any time, a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which such Person or any member of its Controlled Group is making, or is obligated to make contributions or has made, or been obligated to make, contributions.

         "NationsBank" means NationsBank of Texas, N.A., a national banking association, in its capacity as a Lender.

         "Necessary Authorization" means any right, franchise, license, permit, consent, approval or authorization from, or any filing or registration with, any Tribunal or any Person necessary to enable the Borrower or any of its Subsidiaries to maintain and operate its business and properties.

         "Net Cash Proceeds" means, with respect to any sale, lease, transfer or other disposition of any asset by or of, or the issuance of Capital Stock or Institutional Debt to, any Person, the amount of cash received by such Person in connection with such transaction (including cash proceeds of any property received in consideration of any such sale, lease, transfer or other disposition) after deducting therefrom the aggregate, without duplication, of the following amounts to the extent properly attributable to such transaction or to any asset that may be the subject thereof: (i) reasonable brokerage commissions, legal fees, finder's fees, financial advisory fees, fees for solvency opinions, accounting fees, underwriting fees, investment banking fees and other similar commissions and fees, and expenses, in each case, to the extent paid or payable by such Person; (ii) filing, recording or registration fees or charges or similar fees or charges paid by such Person; (iii) taxes paid or payable by such Person or any shareholder, partner or member of such Person to governmental taxing authorities as a result of such sale or other disposition (after taking into account any available tax credits or deductions and any tax sharing arrangements); (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness that is secured by a Lien on the asset in question and that is required to be repaid under the terms thereof as a result of such asset sale; and (v) any reserve for adjustment in respect of the price of any such sale, lease, transfer or other disposition of such asset or assets established in accordance with GAAP.

         "Net Income" means net earnings (or deficit) after taxes of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP.

         "Net Operating Cash Flow" means, for any period, determined in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries the remainder of (i)(a) Net Income, plus (b) depreciation, amortization and other non-cash charges (to the extent included in determining Net Income), plus (c) net losses on sale of assets and non-cash write down of assets (to the extent included in determining Net Income), minus
(ii) Capital Expenditures, minus (iii) scheduled principal payments on Indebtedness, minus (iv) net gains on sale of assets (to the extent included in determining Net Income).

         "Net Worth" means an amount equal to the sum of (a) the stockholders' equity of the Borrower and its Subsidiaries, on a consolidated basis, determined in accordance with GAAP, plus (b) the Borrower Preferred Stock.

         "1996 Senior Subordinated Notes" means those Series A and Series B 10% Senior Subordinated Notes due 2006 in the aggregate principal amount of $125,000,000, which are subordinated to the Obligations on the terms set forth in the 1996 Senior Subordinated Notes Indenture.

         "1996 Senior Subordinated Notes Indenture" means that certain Indenture, dated as of November 12, 1996, among the Borrower, the Subsidiaries of the Borrower listed on a schedule thereto, and Bank One, Columbus, N.A., as Trustee.

         "1997 Senior Subordinated Notes" means those certain senior subordinated notes of the Borrower due 2007 to be issued by the Borrower in connection with the Fieldcrest Cannon Transaction not to exceed $185,000,000, which shall be subordinated to the Obligations on the terms set forth in the 1997 Senior Subordinated Notes Indenture.

         "1997 Senior Subordinated Notes Indenture" means that certain Indenture, dated as of December 18, 1997, among the Borrower, the Subsidiaries of the Borrower listed on a schedule thereto, and Norwest Bank, N.A., as trustee.

         "Notes" means, collectively, the Facility A Term Loan Notes and the Facility B Term Loan Notes.

         "Notice of Borrowing" has the meaning specified in Section 2.2(a) hereof.

         "Notice of Continuation/Conversion" has the meaning specified in
Section 2.2(c) hereof.

         "Obligations" means (a) all obligations of any nature (whether matured or unmatured, fixed or contingent) of the Borrower or any other Obligor to any Lender or the Administrative Agent or any Affiliate of any Lender under any of the Loan Documents as they may be amended from time to time, and (b) all obligations of the Borrower or any other Obligor for losses, damages, expenses or any other liabilities of any kind that any Lender, the Administrative Agent or any Affiliate of any Lender may suffer by reason of a breach by the Borrower or any other Obligor of any obligation, covenant or undertaking with respect to any Loan Document payable by the Borrower or any other Obligor under any Loan Document.

         "Obligor" means the Borrower and each Guarantor.

         "Operating Lease" means any operating lease, as defined in the Financial Accounting Standard Board Statement of Financial Accounting Standards No. 13, dated November, 1976 or otherwise in accordance with GAAP.

         "Other Taxes" has the meaning specified in Section 2.13(b) hereof.

         "Ownership Information" has the meaning specified in Section 11.6(j) hereof.

         "Participants" has the meaning specified in Section 11.6(c) hereof.

         "Participations" has the meaning specified in Section 11.6(c) hereof.

         "Payment Date" means the last day of the Interest Period for any LIBOR Advance.

         "PBGC" means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

         "Pegasus" means Pegasus Merger Sub, Inc., a Delaware corporation which, upon the Fieldcrest Cannon Merger, will be merged with and into Fieldcrest Cannon with Fieldcrest Cannon as the surviving corporation.

         "Permitted Liens" means, as applied to any Person:

         (a) Any Lien in favor of (i) the Collateral Agent, the Administrative Agent or the Lenders or any Affiliate of any Lender (or former Lender or Affiliate of a Lender still party to a Hedge Agreement with the Borrower or any of its Subsidiaries) to secure the Obligations hereunder or
(ii) the Collateral Agent, the administrative agent or the lenders (or any affiliate thereof) under the Amended and Restated Credit Agreement to secure the Obligations (as defined in the Amended and Restated Credit Agreement) thereunder;

         (b) Liens for taxes, assessments, governmental charges, levies or claims that are not yet delinquent or that are being diligently contested in good faith by appropriate proceedings in accordance with Section 5.6 hereof and for which adequate reserves shall have been set aside on such Person's books, but only so long as no foreclosure, restraint, sale or similar proceedings have been commenced with respect thereto;

         (c) Liens of carriers, warehousemen, mechanics, laborers, landlords and materialmen and other similar Liens incurred in the ordinary course of business or by operation of Law for sums not yet due or being contested in good faith, if such reserve or appropriate provision, if any, as shall be required by GAAP shall have been made therefor;

         (d) Liens incurred or deposits made in the ordinary course of business in connection with worker's compensation, unemployment insurance, pensions or other social security programs or similar legislation;

         (e) Easements, right-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere in any material respect with the ordinary conduct of the business of such Person;

         (f) Liens and negative pledges created to secure the purchase price of assets acquired (or existing on property at the time such property is acquired) by such Person or created to secure Indebtedness permitted by Section 7.1(c) or 7.1(h) hereof, which is incurred solely for the purpose of financing the acquisition of such assets and incurred at the time of acquisition or which exists against such assets at the time of acquisition thereof, so long as each such Lien shall at all times be confined solely to the asset or assets so acquired (and proceeds thereof), and refinancings thereof so long as any such Lien remains solely on the asset or assets acquired (and the proceeds thereof) and the amount of Indebtedness related thereto is not increased;

         (g) Any Liens which are described on Schedule 3 hereto, and Liens resulting from the refinancing of the related Indebtedness, provided that the Indebtedness secured thereby shall not be increased and the Liens shall not cover additional assets of the Borrower;

         (h) Liens arising from filing Uniform Commercial Code financing statements for precautionary purposes relating solely to operating leases of personal property permitted by this Agreement under which the Borrower or any of its Subsidiaries is a lessee;

         (i) Any zoning or similar law or right reserved to or vested in any Tribunal to control or regulate the use of any real property;

         (j) Any other title or survey exception with respect to real property assets disclosed by any preliminary title report, title commitment report, survey or other search of title provided to the Administrative Agent in accordance with this Agreement unless disapproved in writing by the Administrative Agent prior to the Agreement Date;

         (k) Liens incurred or deposits made to secure the performance of bids, tenders, leases, trade contracts (other than for Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

         (l) Any leases or subleases currently in effect, entered into in the ordinary course of business or entered into in compliance with the Loan Documents; and

         (m) Any replacements or renewals of Liens (but no increases in the Indebtedness secured thereby) permitted by clauses (a)(ii), (f), (g), (h) and
(l) hereof.

         "Person" means an individual, corporation, partnership, limited liability company, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Plan" means an employee benefit plan as defined in Section 3(3) of ERISA (including a Multiemployer Plan) pursuant to which any employees of the Borrower, its Subsidiaries or any member of their Controlled Group participate.

         "Pretax Cash Flow" means, for any date of calculation, calculated for the Borrower and its Subsidiaries on a consolidated basis (including Fieldcrest Cannon and its Subsidiaries on a pro forma basis with respect to any period prior to the Agreement Date), an amount equal to the sum of (a) EBITDA, minus
(b) Capital Expenditures, plus (c) cash proceeds received from the sale of assets pursuant to Section 7.5(d) hereof.

         "Prime Rate" means, at any time, the prime interest rate announced or published by the Reference Lender from time to time as its reference rate for the determination of interest rates for loans of varying maturities in United States dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by the Reference Lender as its "prime rate;" it being understood that such rate may not be the lowest rate of interest charged by the Reference Lender.

         "Quarterly Date" means the last day of each March, June, September and December, beginning December 31, 1997.

         "Rate Adjustment Date" means the date which is two Business Days following the date that the Lenders receive the financial statements for the first Fiscal Quarter for Fiscal Year 1998 required to be delivered pursuant to
Section 6.1 hereof.

         "RCRA" means the Resource Conservation and Recovery Act of 1976, as amended by the Used Oil Recycling Act of 1980, the Solid Waste Disposal Act amendments of 1980, and the Hazardous and Solid Waste Amendments of 1984 as amended from time to time.

         "Reference Lender" means NationsBank; provided that if NationsBank shall cease to be the Administrative Agent hereunder, NationsBank shall cease to be the Reference Lender, and the new Administrative Agent (after consultation with the Borrower) shall, with notice to the Borrower and the Lenders, designate itself as the Reference Lender.

         "Register" has the meaning specified in Section 11.6(j) hereof.

         "Regulatory Modification" has the meaning specified in Section 9.5 hereof.

         "Regulatory Modification Retroactive Effective Date" has the meaning specified in Section 9.5 hereof.

         "Regulatory Modification Set Date" has the meaning specified in
Section 9.5 hereof.

         "Related Person" means (a) any Affiliate of the Borrower, (b) any individual or entity who directly or indirectly holds 10% or more of any class of Capital Stock of the Borrower,

(c) any relative of such individual by blood, marriage or adoption not more remote than first cousin and (d) any officer or director of the Borrower.

         "Release Date" means the date on which the Notes have been paid in full, all other Obligations due and owing have been paid and performed in full, and the Commitments have been terminated.

         "Reportable Event" has the meaning set forth in Section 4043(c) of ERISA.

         "Reserve Requirement " means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental or emergency reserves) are required to be maintained under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Adjusted LIBOR Rate is to be determined, or (ii) any category of extensions of credit or other assets which include LIBOR Advances. The Adjusted LIBOR Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

         "Responsible Officer" means, of any Person, the President, chief operating officer, chief executive officer, chief financial officer, chief accounting officer or treasurer of such Person.

         "Restricted Payments" means, collectively, (a) Dividends, and (b) any
(i) payment or prepayment of principal, premium (but not interest) or penalty (but not liquidated damages in respect of the 1997 Senior Subordinated Notes) on any Institutional Debt of the Borrower or any of its Subsidiaries or any defeasance, redemption, purchase, repurchase or other acquisition or retirement for value, in whole or in part, of any Institutional Debt (including, without limitation, the setting aside of assets or the deposit of funds therefor), and
(ii) prepayment of interest on any Institutional Debt.

         "Revolver Availability" has the meaning given to such term in the Amended and Restated Credit Agreement.

         "Rights" means rights, remedies, powers and privileges.

         "Security Agreements" mean the General Security Agreements and the Intellectual Property Security Agreements.

         "Solvent" means, with respect to any Person, that as of the date of determination, (a) the fair saleable value of the assets of such Person is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay the probable liabilities on such Person's then existing debts as they become absolute and matured considering all financing alternatives and potential asset sales reasonably available to such Person, and (c) such Person does not have unreasonably small capital with which to carry on its business. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability discounted to present value at rates believed to be reasonable by such Person.

         "Special Counsel" means the law firm of Donohoe, Jameson & Carroll, P.C., or such other legal counsel as the Administrative Agent may select.

         "Specified Percentage" means, as the context requires, the Facility A Term Loan Specified Percentage or the Facility B Term Loan Specified Percentage.

         "Subordinated Debt" means (a) the subordinated Indebtedness existing on the Agreement Date, and (b) any other Indebtedness of the Borrower or any of its Subsidiaries having maturities and terms and which is subordinated to payment of the Obligations in a manner approved in writing by the Administrative Agent and the Determining Lenders in their reasonable discretion, in each case with only such changes or amendments as are not prohibited by Section 7.18 hereof.

         "Subsequent Pricing Period" means the period from and including the date which is the first day following the end of the Initial Pricing Period to and including the Release Date.

         "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate or other Person of which (or in which) more than 50% of:

         (a) the outstanding capital stock having Voting Power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have Voting Power upon the occurrence of any contingency),

         (b) the interest in the capital or profits of such partnership or joint venture,

         (c)     the beneficial interest of such trust or estate, or

         (d)     the equity interest of such other Person,

is at the time directly or indirectly owned by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person's Subsidiaries.

         "Subsidiary Guaranty" means a guaranty, substantially in the form of Exhibit G hereto, executed by each direct and indirect Domestic Subsidiary of the Borrower, as amended, supplemented, modified, renewed or otherwise restated from time to time.

         "Synthetic Lease" means any synthetic lease, tax retention generating lease, or off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but which is classified as an Operating Lease pursuant to GAAP.

         "Taxes" has the meaning specified in Section 2.13(a) hereof.

         "Total Debt" means, as of any date of determination, determined for the Borrower and its Subsidiaries on a consolidated basis, to the extent that the following would appear as a liability upon the consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP: (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) non-contingent obligations to pay the deferred purchase price of property or services other than trade payables incurred in the ordinary course of business, and (iv) Capitalized Lease Obligations.

         "Total Specified Percentage" means, as to any Lender, the percentage indicated beside its name on Schedule 1 hereto as its Total Specified Percentage, or as adjusted or specified in any amendment to this Agreement or in any Assignment Agreement.

         "Tribunal" means any (a) state, commonwealth, federal, foreign, territorial, or other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental or other regulatory or public body or authority or (b) private arbitration board or panel.

         "UCC" means the Uniform Commercial Code of Texas, as amended from time to time, and the Uniform Commercial Code applicable in such other states as any Collateral may be located.

         "Underwriting Fee Letter" means that certain letter, dated September 10, 1997, from NationsBank of Texas, N.A., and NationsBanc Montgomery Securities, Inc., providing an underwriting fee with respect to the Commitment.

         "Voting Power" means, with respect to any Person, the power ordinarily (without the occurrence of a contingency) to elect the members of the board of directors (or persons performing similar functions).

         Section 1.2 Amendments and Renewals. Each definition of an agreement in this Article 1 shall include such agreement as amended to date, and as amended or renewed from time to time in accordance with its terms, but only with the prior written consent of the Determining Lenders or all the Lenders as required pursuant to Section 11.11 hereof.

         Section 1.3 Construction. The terms defined in this Article 1 (except as otherwise expressly provided in this Agreement) for all purposes shall have the meanings set forth in Section 1.1 hereof, and the singular shall include the plural, and vice versa, unless otherwise specifically required by the context. All accounting terms used in this Agreement which are not otherwise defined herein shall be construed in accordance with GAAP on a consolidated basis for the Borrower and its Subsidiaries, unless otherwise expressly stated herein.


                                   ARTICLE 2

                                    Advances

         Section 2.1      The Advances.

         (a) Facility A Term Loan Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make a Facility A Term Loan Advance to the Borrower on the Agreement Date in an amount not to exceed its Facility A Term Loan Specified Percentage of the Facility A Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility A Term Loan Advances exceed the Facility A Term Loan Commitment. Immediately upon the making of the Facility A Term Loan Advances, the Facility A Term Loan Commitment shall be automatically terminated. Facility A Term Loan Advances may not be repaid and then reborrowed.

         (b) Facility B Term Loan Advances. Each Lender severally agrees, upon the terms and subject to the conditions of this Agreement, to make a Facility B Term Loan Advance to the Borrower on the Agreement Date in an amount not to exceed its Facility B Term Loan Specified Percentage of the Facility B Term Loan Commitment for the purposes set forth in Section 5.8 hereof. Notwithstanding any provision in any Loan Document to the contrary, in no event shall the principal amount of all outstanding Facility B Term Loan Advances exceed the Facility B Term Loan Commitment. Immediately upon the making of the Facility B Term Loan Advances, the Facility B Term Loan Commitment shall be automatically terminated. Facility B Term Loan Advances may not be repaid and then reborrowed.

         (c) Any Advance shall, at the option of the Borrower as provided in Section 2.2 hereof (and, in the case of LIBOR Advances, subject to the provisions of Article 9 hereof), be made as a Base Rate Advance or a LIBOR Advance; provided that there shall not be outstanding, at any one time, more than eight LIBOR Advances.

         Section 2.2      Manner of Borrowing and Disbursement.

         (a) Base Rate Advances. In the case of Base Rate Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, on the date of any proposed Base Rate Advance irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice, in substantially the form of Exhibit H hereto (a "Notice of Borrowing") (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), of its intention to borrow a Base Rate Advance hereunder. Such notice of borrowing shall specify the requested funding date, which shall be a Business Day, and the amount of the proposed aggregate Base Rate Advances to be made by Lenders.

         (b) LIBOR Advances. In the case of LIBOR Advances, the Borrower, through an Authorized Signatory, shall give the Administrative Agent at least three Business Days' irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given) pursuant to a Notice of Borrowing, of its intention to borrow a LIBOR Advance hereunder. Notice shall be given to the Administrative Agent prior to 11:00 a.m., Dallas, Texas time, in order for such Business Day to count toward the minimum number of Business Days required. LIBOR Advances shall in all cases be subject to Article 9 hereof. For LIBOR Advances, the notice of borrowing shall specify the requested funding date, which shall be a Business Day, the amount of the proposed aggregate LIBOR Advances to be made by Lenders and the Interest Period selected by the Borrower, provided that no such Interest Period shall extend past the Facility A Term Loan Maturity Date or the Facility B Term Loan Maturity Date, as appropriate.

         (c) Continuation/Conversion. Subject to Sections 2.1 and 2.8 hereof, the Borrower shall have the option (i) to convert at any time all or any part of the outstanding Base Rate Advances to LIBOR Advances and all or any part of the outstanding LIBOR Advances to Base Rate Advances or (ii) upon expiration of any Interest Period applicable to a LIBOR Advance, to continue all or any portion of such LIBOR Advance equal to $5,000,000 and integral multiples of $500,000 in excess of that amount as a LIBOR Advance and the succeeding Interest Period(s) of such continued LIBOR Advance shall commence on the last day of the Interest Period of the LIBOR Advance to be continued; provided, however, (A) LIBOR Advances may only be converted into Base Rate Advances on the expiration date of the Interest Period applicable thereto and
(B) notwithstanding anything in this Agreement to the contrary, no outstanding Advance may be continued as, or converted into, a LIBOR Advance when any Default or Event of Default has occurred and is continuing. Not later than 11:00 a.m., Dallas, Texas time on the date of any proposed continuation of or conversion to a Base Rate Advance and not later than 11:00 a.m., Dallas, Texas time at least three Business Days prior to any proposed continuation of or conversion to a LIBOR Advance, the Borrower, through an Authorized Signatory, shall give the Administrative Agent irrevocable written notice, or irrevocable telephonic notice followed immediately by written notice, in substantially the form of Exhibit K hereto (a "Notice of Continuation/Conversion") (provided, however, that the Borrower's failure to confirm any telephonic notice in writing shall not invalidate any notice so given), stating (i) the proposed conversion/continuation date (which shall be a Business Day), (ii) the amount of the Advance to be converted/continued, (iii) in the case of a conversion to, or a continuation of, a LIBOR Advance, the requested Interest Period, and (iv) in the case of a conversion of a Base Rate Advance to a LIBOR Advance or continuation of a LIBOR Advance, stating that no Default or Event of Default has occurred and is continuing. If the Borrower shall fail to give any notice in accordance with this Section 2.2(c) prior to the expiration of any then-relevant Interest Period with respect to any LIBOR Advance, the

Borrower shall be deemed irrevocably to have requested that such LIBOR Advance be converted to a Base Rate Advance in the same principal amount.

         (d) Minimum Amount. The aggregate amount of Base Rate Advances to be made by the Lenders on any day shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $100,000. The aggregate amount of LIBOR Advances having the same Interest Period and to be made by the Lenders on any day shall be in a principal amount which is at least $5,000,000 and which is an integral multiple of $500,000.

         (e) Notice and Disbursement. The Administrative Agent shall promptly notify the Lenders of each notice received from the Borrower pursuant to this Section. Each Lender shall, not later than 2:00 p.m., Dallas, Texas time, on the date of any Advance, deliver to the Administrative Agent, at its address set forth herein, such Lender's Specified Percentage of such Advance in immediately available funds in accordance with the Administrative Agent's instructions. Prior to 2:30 p.m., Dallas, Texas time, on the date of any Advance hereunder, the Administrative Agent shall, subject to satisfaction of the conditions set forth in Article 3, disburse the amounts made available to the Administrative Agent by the Lenders by (i) transferring such amounts by wire transfer pursuant to the Borrower's instructions, or (ii) in the absence of such instructions, crediting such amounts to the account of the Borrower maintained with the Administrative Agent. All Facility A Term Loan Advances shall be made by each Lender in accordance with its Facility A Term Loan Specified Percentage. All Facility B Term Loan Advances shall be made by each Lender in accordance with its Facility B Term Loan Specified Percentage.

         Section 2.3      Interest.

         (a)     On Base Rate Advances.

                 (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each Base Rate Advance from the date such Base Rate Advance is made, until such Base Rate Advance is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid at a simple interest rate per annum equal to the Base Rate Basis for the Base Rate Advances as in effect from time to time. If at any time the Base Rate Basis would exceed the Highest Lawful Rate, interest payable on the Base Rate Advances shall be limited to the Highest Lawful Rate, but the Base Rate Basis shall not thereafter be reduced below the Highest Lawful Rate until the total amount of interest accrued on the Base Rate Advances equals the amount of interest that would have accrued if the Base Rate Basis had been in effect at all times.

                 (ii) Subject to Section 11.9 hereof, interest on the Base Rate Advances shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed, and shall be payable in arrears on each Quarterly Date and on the Facility A Term Loan Maturity Date and the Facility B Term Loan Maturity Date, as appropriate.

         (b)     On LIBOR Advances.

                 (i) The Borrower shall pay interest on the outstanding unpaid principal amount of each LIBOR Advance, from the date such Advance is made until it is due (whether at maturity, by reason of acceleration, by scheduled reduction, or otherwise) and repaid, at a rate per annum equal to the LIBOR Basis for such LIBOR Advance. The Administrative Agent, whose determination shall be controlling in the absence of demonstrable error, shall determine the LIBOR Basis on the second Business Day prior to the applicable funding, conversion or continuation date and shall notify the Borrower and the Lenders of such LIBOR Basis. The Administrative Agent shall, at the request of the Borrower, furnish such information concerning the calculation of the LIBOR Basis as the Borrower may reasonably request.

                 (ii) Subject to Section 11.9 hereof, interest on each LIBOR Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed, and shall be payable in arrears on the applicable Payment Date and on the Facility A Term Loan Maturity Date and the Facility B Term Loan Maturity Date, as appropriate; provided, however, that if the Interest Period for such LIBOR Advance exceeds three months, interest shall also be due and payable in arrears on each three-month anniversary of the commencement of such Interest Period during such Interest Period.

         (c)     Interest After an Event of Default.  (i) Subject to Section
11.9 hereof, after an Event of Default (other than an Event of Default specified in Section 8.1(f) or (g) hereof) and during any continuance thereof, at the option of the Determining Lenders and after written notice to the Borrower by the Administrative Agent, and (ii) after an Event of Default specified in Section 8.1(f) or (g) hereof and during any continuance thereof, automatically and without any action by the Administrative Agent or any Lender, the Obligations shall bear interest at a rate per annum equal to the Default Rate. Such interest shall be payable on the earlier of demand or the Maturity Date, and shall accrue until the earlier of (i) waiver or cure of the applicable Event of Default, (ii) agreement by the Determining Lenders to rescind the charging of interest at the Default Rate, or (iii) payment in full of the Obligations. The Lenders shall not be required to accelerate the maturity of the Advances or to exercise any other rights or remedies under the Loan Documents to charge interest at the Default Rate. The Lenders shall not be required to give notice to the Borrower of the decision to charge interest at the Default Rate under the first clause (ii) above.

         Section 2.4 Fees. Subject to Section 11.9 hereof, the Borrower agrees to pay to the Administrative Agent, for the account of (a) the Administrative Agent, the fees on the dates and in the amounts specified in the letter agreement (the "Administrative Agent Fee Letter"), dated as of the Agreement Date, between the Borrower and the Administrative Agent, and (b) NationsBank of Texas, N.A. and NationsBanc Montgomery Securities, Inc. (formerly known as NationsBanc Capital Markets, Inc.) the fees specified in the Underwriting Fee Letter on the Agreement Date.

         Section 2.5      Prepayments.

         (a) Voluntary Prepayments. Upon one Business Day's prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Agent, Base Rate Advances may be voluntarily prepaid without premium or penalty. Upon three Business Days' prior telephonic notice (to be promptly followed by written notice) by an Authorized Signatory to the Administrative Agent, LIBOR Advances may be voluntarily prepaid, without premium or penalty, but only so long as the Borrower concurrently reimburses the Lenders in accordance with Section 2.8 hereof. Any notice of prepayment shall be irrevocable. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid.

         (b) Prepayments from Sales of Assets. Concurrently with the receipt of Net Cash Proceeds from the sale or disposition by the Borrower or any of its Subsidiaries of any assets (other than sales or dispositions of assets (i) expressly permitted pursuant to clauses (a) through (e) of Section
7.5 hereof or (ii) the aggregate amount of Net Cash Proceeds of which during any fiscal year do not exceed $5,000,000), the Borrower shall prepay Facility A Term Loan Advances and Facility B Term Loan Advances in an amount equal to the lesser of (a) 100% of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 4.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid.

         (c) Prepayments from Excess Cash Flow. Commencing on May 1, 1999 and on each May 1 thereafter, the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 75% of Excess Cash Flow, if any, for the Fiscal Year ending immediately preceding each such May 1 or (b) an amount, if any, which would result in the Leverage Ratio being less than 4.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid.

         (d) Prepayment from Sales of Capital Stock. Concurrently with receipt of Net Cash Proceeds from the issuance by the Borrower to any Person of any Capital Stock of the Borrower or any of its Subsidiaries after the Agreement Date (other than the Net Cash Proceeds from any disposition of Capital Stock which are used to repay the Bridge Notes or purchase the Borrower Preferred Stock), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 50% of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 4.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid.

         (e) Prepayment from Issuance of Institutional Debt. Concurrently with the receipt of Net Cash Proceeds from the issuance of Institutional Debt by the Borrower after the Agreement Date of the Borrower (other than the Net Cash Proceeds from the issuance of any Subordinated Debt which are used to repay the Bridge Notes), the Borrower shall prepay the Facility A Term Loan Advances and the Facility B Term Loan Advances in an amount equal to the lesser of (a) 100% of such Net Cash Proceeds or (b) an amount, if any, which would result in the Leverage Ratio being less than 4.00 to 1 after such prepayment. Each such prepayment shall be applied pro rata to all of the unpaid scheduled installment payments of the Facility A Term Loan Advances and the Facility B Term Loan Advances, in each case pro rata based upon the respective principal amounts of such installment payments then unpaid.

         (f) Payments, Generally. Any prepayment of any Advance shall be accompanied by interest accrued on the principal amount being prepaid. Any voluntary partial payment of a Base Rate Advance shall be in a principal amount which is at least $1,000,000 and which is an integral multiple of $500,000.
Any voluntary partial payment of a LIBOR Advance shall be in a principal amount which is at least $5,000,000 and which is an integral multiple of $500,000, and to the extent that any prepayment of a LIBOR Advance is made on a date other than the last day of its Interest Period, the Borrower shall reimburse each Lender in accordance with Section 2.9 hereof.

         Section 2.6 Non-Receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender prior to the date of any proposed Advance (which notice shall be effective upon receipt) that such Lender does not intend to make the proceeds of such Advance available to the Administrative Agent, the Administrative Agent may assume that such Lender has made such proceeds available to the Administrative Agent on such date, and the Administrative Agent may in reliance upon such assumption (but shall not be required to) make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by such Lender, the Administrative Agent shall be entitled to recover such amount on demand from such Lender (or, if such Lender fails to pay such amount forthwith upon such demand, from the Borrower) together with interest thereon in respect of each day during the period commencing on the date such amount was available to the Borrower and ending on (but excluding) the date the Administrative Agent receives such amount from (a) the Lender, at a per annum rate equal to the lesser of (i) the Highest Lawful Rate or (ii) the Federal Funds Rate, or (b) the Borrower, at the per annum rate applicable at the time to such Advance. No Lender shall be liable for any other Lender's failure to fund an Advance hereunder. The failure or refusal by any Lender to make available to the Administrative Agent the proceeds of any Advance shall not relieve any other Lender from its several obligation hereunder to make its Specified Percentage of any requested Advance available to the Administrative Agent.

         Section 2.7      Payment of Principal of Advances.

         (a) Facility A Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility A Term Loan Advances shall be repaid on each Quarterly Date and on the Facility A Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                                                                Amount of Reduction of Facility A
                                       Quarterly Date                           Term Loan Advances as of each Date
                                       --------------                           ----------------------------------
                                       March 31, 1999                                       $1,250,000

                                       June 30, 1999                                        $1,250,000

                                     September 30, 1999                                     $1,250,000

                                     December 31, 1999                                      $1,250,000

                                       March 31, 2000                                       $3,750,000

                                       June 30, 2000                                        $3,750,000

                                     September 30, 2000                                     $3,750,000

                                     December 31, 2000                                      $3,750,000

                                       March 31, 2001                                       $6,250,000

                                       June 30, 2001                                        $6,250,000

                                     September 30, 2001                                     $6,250,000

                                     December 31, 2001                                      $6,250,000

                                       March 31, 2002                                       $8,750,000

                                       June 30, 2002                                        $8,750,000

                                     September 30, 2002                                     $8,750,000

                                     December 31, 2002                                      $8,750,000

                                       March 31, 2003                                      $11,250,000

                                       June 30, 2003                                       $11,250,000

                                     September 30, 2003                                    $11,250,000

                                     December 31, 2003                                     $11,250,000
                                                                           or such other amount of Facility A Term Loan
                                                                                    Advances then outstanding

         (b) Facility B Term Loan Advances. To the extent not otherwise required to be paid earlier as provided herein, the principal amount of the Facility B Term Loan Advances shall be repaid on each Quarterly Date and on the Facility B Term Loan Maturity Date in such amounts as set forth next to each such date below:

                                                                                Amount of Reduction of Facility B
                                       Quarterly Date                           Term Loan Advances as of each Date
                                       --------------                           ----------------------------------
                                       March 31, 1998                                        $312,500

                                       June 30, 1998                                         $312,500

                                     September 30, 1998                                      $312,500

                                     December 31, 1998                                       $312,500

                                       March 31, 1999                                        $312,500

                                       June 30, 1999                                         $312,500

                                     September 30, 1999                                      $312,500

                                     December 31, 1999                                       $312,500

                                     February 29, 2000                                       $312,500

                                       June 30, 2000                                         $312,500

                                     September 30, 2000                                      $312,500

                                     December 31, 2000                                       $312,500

                                       March 31, 2001                                        $312,500

                                       June 30, 2001                                         $312,500

                                     September 30, 2001                                      $312,500

                                     December 31, 2001                                       $312,500

                                       March 31, 2002                                        $312,500

                                       June 30, 2002                                         $312,500

                                     September 30, 2002                                      $312,500

                                     December 31, 2002                                       $312,500

                                       March 31, 2003                                        $312,500

                                       June 30, 2003                                         $312,500

                                     September 30, 2003                                      $312,500

                                     December 31, 2003                                       $312,500

                                       March 31, 2004                                      $29,375,000

                                       June 30, 2004                                       $29,375,000

                                     September 30, 2004                                    $29,375,000

                                     December 31, 2004                                     $29,375,000
                                                                           or such other amount of Facility B Term Loan
                                                                                    Advances then outstanding

         Section 2.8 Reimbursement. Whenever any Lender shall sustain or incur any losses or reasonable out-of- pocket expenses in connection with (a) failure by the Borrower to borrow any LIBOR Advance after having given notice of its intention to borrow in accordance with Section 2.2 hereof (whether by reason of the Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3 hereof), (b) any prepayment for any reason of any LIBOR Advance in whole or in part (including, but not limited to, a prepayment pursuant to Section 9.3(b) hereof) on other than the last day of an Interest Period applicable to such LIBOR Advance or (c) any prepayment of any of its LIBOR Advances that is not made on any date specified in a notice of prepayment given by the Borrower, the Borrower agrees to pay to any such Lender, within 30 days after demand by such Lender, an amount sufficient to compensate such Lender for all such losses (excluding loss of anticipated profits) and reasonable out-of-pocket expenses, subject to Section 11.9 hereof. A certificate as to any amounts payable to any Lender under this Section 2.8 submitted to the Borrower by such Lender shall certify that such amounts were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be conclusive absent demonstrable error.

         Section 2.9      Manner of Payment.

         (a) Each payment (including prepayments) by the Borrower of the principal of or interest on the Advances, fees, and any other amount owed under this Agreement or any other Loan Document shall be made not later than 12:00 noon (Dallas, Texas time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's office, in lawful money of the United States of America constituting immediately available funds.

         (b) If any payment under this Agreement or any other Loan Document shall be specified to be made upon a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day, unless, with respect to a payment due in respect of a LIBOR Advance, such Business Day falls in another calendar month, in which case payment shall be made on the preceding Business Day. Any extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

         (c) The Borrower agrees to pay principal, interest, fees and all other amounts due under the Loan Documents without deduction for set-off or counterclaim or any deduction whatsoever.

         (d) Notwithstanding anything in this Agreement to the contrary but subject to the Intercreditor Agreement, all payments received by the Administrative Agent pursuant to the Loan Documents (other than from other Lenders) shall be applied as follows:

                 (i) Prior to (A) the occurrence and continuance of an Event of Default and (B) the delivery by the Determining Lenders of the notice to the Administrative Agent referred to in Section 2.9(d)(ii)(B) below, the Administrative Agent shall apply all such payments as between the Facility A Term Loan Advances and the Facility B Term Loan Advances to the applicable Advances in accordance with the applicable Specified Percentages.

                 (ii) If (A) there exists an Event of Default that has occurred and is continuing and (B) the Determining Lenders shall have delivered notice to the Administrative Agent to apply such payments as provided in this Section 2.9(d)(ii), the Administrative Agent shall apply all such payments to reduce the Facility A Term Loan Advances and the Facility B Term Loan Advances in accordance with each Lender's Total Specified Percentage.

         Section 2.10 LIBOR Lending Offices. Each Lender's initial LIBOR Lending Office is set forth opposite its name in Schedule 2 attached hereto. Each Lender shall have the right at any time and from time to time to designate a different office of itself or of any Affiliate of such Lender as such Lender's LIBOR Lending Office, and to transfer any outstanding LIBOR Advance to such LIBOR Lending Office. No such designation or transfer shall result in any liability on the part of the Borrower for increased costs or expenses resulting solely from such designation or transfer (except any such transfer which is made by a Lender pursuant to Section 9.2 or 9.3 hereof, or otherwise for the purpose of complying with Applicable Law). Increased costs for expenses resulting from a change in law occurring subsequent to any such designation or transfer shall be deemed not to result solely from such designation or transfer.

         Section 2.11 Sharing of Payments. Subject to the Intercreditor Agreement, if any Lender shall obtain a payment (whether voluntary or involuntary, due to the exercise of any right of set-off, or otherwise) on account of its Advances (other than pursuant to Sections 2.4, 2.13, 9.3 or 9.5 hereof) in excess of (a) before the Lenders have delivered the notice to the Administrative Agent referred to in Section 2.9(d)(ii)(B) above, its Applicable Specified Percentage, and (b) after the occurrence and during the continuance of an Event of Default and provided that the Determining Lenders have delivered the notice to the Administrative Agent referred to Section 2.9(d)(ii)(B) above, its Total Specified Percentage, then such Lender shall purchase from each other Lender such participation in the Advances made by such other Lender as shall be necessary to cause such purchasing Lender to share the excess payment pro rata (based on its Applicable Specified Percentage so long as there does not exist an Event of Default, and based on its Total Specified Percentage if there exists an Event of Default); provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and the purchase price restored to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section, to the fullest extent permitted by law, may exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation.

         Section 2.12 Calculation of LIBOR Rate. The provisions of this Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate, it being understood that each Lender shall be entitled to fund and maintain its funding of all or any part of a LIBOR Advance as it sees fit.

         Section 2.13     Taxes.

         (a) Any and all payments by the Borrower hereunder shall be made, in accordance with Section 2.9 hereof, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges and withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, (i) taxes imposed on, based upon or measured by its overall net income, net worth or capital, and franchise taxes, doing business taxes or minimum taxes imposed on it, by the jurisdiction under the laws of which such Lender or the Administrative Agent (as the case may be) is organized or in which it has its applicable lending office or any political subdivision thereof; (ii) taxes imposed by reason of failure by the Lender or the Administrative Agent to comply with the requirements of paragraph
(e) of this Section 2.13; (iii) in the case of any Lender, any taxes in the nature of transfer, stamp, recording or documentary taxes resulting from a transfer (other than as a result of foreclosure) by such Lender of all or any portion of its interest in this Agreement, the Notes or any other Loan Documents; and (iv) taxes, levies, imposts, deductions, charges, withholdings and liabilities which are finally judicially determined by a court of competent jurisdiction to have arisen as a result of gross negligence or wilful misconduct of the Administrative Agent or any Lender (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by Law to deduct or withhold any Taxes from or in respect of any sum payable hereunder to any Lender or the Administrative Agent, to the extent not prohibited by Applicable Law, (x) the sum payable shall be increased as may be necessary so that after making all required deductions for Taxes (including deductions applicable to additional sums payable under this Section 2.13) such Lender or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (y) the Borrower shall make such deductions and (z) the Borrower shall pay the full amount of Taxes deducted to the relevant taxation authority or other authority in accordance with Applicable Law.

         (b) In addition, the Borrower agrees to pay any and all stamp and documentary taxes and any and all other excise and property taxes, charges and similar levies (other than those described in clauses (iii) and (iv) of the first sentence of Section 2.13(a)) that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

         (c) The Borrower will indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.13) paid by such Lender or the Administrative Agent (as the case may be) and all liabilities (including penalties, additions to tax, interest and reasonable expenses) arising therefrom or with respect thereto whether or not such Taxes or Other Taxes were correctly or legally asserted, other than penalties, additions to tax, interest and expenses which are finally judicially determined by a court of competent jurisdiction to have arisen as a result of gross negligence or wilful misconduct on the part of such Lender or the Administrative Agent. This indemnification shall be made within 30 days from the date such Lender or the Administrative Agent (as the case may be) makes written demand therefor.

         (d) As soon as practicable after the date of any payment of Taxes, the Borrower will furnish to the Administrative Agent the original or a certified copy of a receipt evidencing payment thereof. For purposes of this
Section 2.13 the terms "United States" and "United States Person" shall have the meanings set forth in Section 7701 of the Code.

         (e) Each Lender which is not a United States Person hereby agrees that:

                 (i) it shall, no later than the Agreement Date (or, in the case of a Lender which becomes a party hereto pursuant to Section
         11.6 after the Agreement Date, the date upon which such Lender becomes a party hereto) and at such times as necessary in the reasonable determination of the Borrower, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent:

                 (A) if any lending office is located in the United States, two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor form thereto ("Form 4224"),

                 (B) if any lending office is located outside the United States, two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor form thereto ("Form 1001"), in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable at such lending office or lending offices under this Agreement or any other Loan Document free from deduction or withholding of United States federal income tax;

                 (ii) if at any time such Lender changes its lending office or lending offices or selects an additional lending office it shall, at the same time or reasonably promptly thereafter, but only to the extent the forms previously delivered by it hereunder are not effective with respect to such changed or additional lending office or lending offices, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent, in replacement for the forms previously delivered by it hereunder:

                 (A) if such changed or additional lending office is located in the United States, two (2) accurate and complete signed originals of Form 4224; or

                 (B) otherwise, two (2) accurate and complete signed originals of Form 1001,

         in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable at such changed or additional lending office under this Agreement or any other Loan Document free from deduction of withholding of United States federal income tax;

                 (iii) it shall, before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in clause (ii) above) requiring a change in the most recent Form 4224 or Form 1001 previously delivered by such Lender and if the delivery of the same be lawful, deliver to the Borrower through the Administrative Agent, with a copy to the Administrative Agent, two (2) accurate and complete original signed copies of Form 4224 or Form 1001, in each case establishing that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest, fees, or other amounts payable under this Agreement or any other Loan Document free from deduction or withholding of United States federal income tax, in replacement for the forms previously delivered by such Lender;

                 (iv) it shall, promptly upon the request of the Borrower to that effect, deliver to the Borrower such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes;

                 (v) it shall notify the Borrower promptly after any event (including an amendment to or a change in any applicable law or regulation or in the written interpretation thereof by any regulatory authority or any judicial authority or by ruling applicable to such Lender of any governmental authority charged with the interpretation or administration of any law) shall occur that results in such Lender no longer being capable of receiving payments under this Agreement without any deduction or withholding of United States federal income tax; and

                 (vi) if such Lender is not a "bank" or other person described in Section 881(c)(3) of the Code and cannot deliver either Form 4224 or Form 1001, a statement that such Lender is not a "bank" under Section 881(c)(3)(A) of the Code and two original copies of Internal Revenue Service Form W-8 (or any successor form), properly completed and duly executed by such Lender.

         (f) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 2.13 shall survive the payment in full of the Obligations.

         (g) Each Lender (and the Administrative Agent with respect to payments to the Administrative Agent for its own account) agrees that (i) it will take all reasonable actions by all usual means to maintain all exemptions, if any, available to it from United States withholding taxes (whether available by treaty, existing administrative waiver or by virtue of the location of any Lender's lending office), and (ii) it will use reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to change the jurisdiction of its lending office, if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts which may thereafter accrue and would not, in the reasonable judgment of such Lender, be disadvantageous to such Lender; provided, however, no Lender nor the Administrative Agent shall be obligated by reason of this Section 2.13(g) to
(a) disclose any information regarding its tax affairs or tax computations or reorder its tax or other affairs or tax or other planning or (b) contest the payment of any Taxes or Other Taxes. Subject to the foregoing, to the extent the Borrower pays sums pursuant to this Section 2.13 and the Lender or the Administrative Agent receives a refund of any or all of such sums, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower, provided that no Default or Event of Default is in existence at such time. At such time, if any, that such Default or Event of Default is cured or waived, the party receiving such refund shall promptly pay over all such refunded sums to the Borrower.

         (h) If the Borrower becomes obligated to pay additional amounts described in this Section 2.13 to any Lender, the Borrower may designate a financial institution reasonably acceptable to the Administrative Agent to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of the Commitment and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owed to such Lender (including such additional amounts owing to such Lender pursuant to this Section 2.13). Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.


                                   ARTICLE 3

                              Conditions Precedent

         Section 3.1 Conditions Precedent to the Initial Advances. The obligation of each Lender to make the initial Advance is subject to (i) receipt by the Administrative Agent of the following items which are to be delivered, in form and substance reasonably satisfactory to each Lender, with a copy (except for the Notes and this Agreement) for each Lender, and (ii) satisfaction of the following conditions which are to be satisfied:

         (a) A loan certificate of each Obligor certifying as to the accuracy of its representations and warranties in the Loan Documents, certifying, in the case of any such Obligor, that no Default or Event of Default has occurred, and including a certificate of incumbency with respect to each Authorized Signatory, and including (i) a copy of the articles or certificate of incorporation or other organizational documents of such Obligor, certified to be true, complete and correct by the secretary of state of its state of organization, (ii) a copy of a certificate of good standing and a certificate of existence for its state of organization and, in the case of any such Obligor, each state in which the nature of its business requires it to be qualified to do business, (iii) a copy of such Obligor's bylaws, partnership agreement or similar document, certified to be true, complete and correct by its secretary or general partner, as the case may be, and (iv) a copy of corporate or similar resolutions authorizing the execution, delivery and performance of the Loan Documents to be executed by such Obligor;

         (b) a duly executed Facility A Term Loan Note and Facility B Term Loan Note, payable to the order of each Lender and in an amount for each Lender equal to its Specified Percentage of each Commitment, respectively;

         (c) UCC searches in appropriate jurisdictions where Collateral is located;

         (d) opinions of counsel to each Obligor addressed to the Lenders and in form and substance reasonably satisfactory to the Administrative Agent and Special Counsel, dated the Agreement Date, and covering certain of the matters set forth in Sections 4.1(a), (b), (c), (h), (m), (n) and (p) and such other matters incident to the transactions contemplated hereby as the Administrative Agent or Special Counsel may reasonably request;

         (e) reimbursement for the Administrative Agent for Special Counsel's reasonable and customary fees (on an hourly basis) and expenses rendered through the Agreement Date;

         (f) evidence that all proceedings of each Obligor taken in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory in form and substance to the Administrative Agent and Special Counsel; and the Administrative Agent shall have received copies of all documents or other evidence which the Administrative Agent or Special Counsel may reasonably request in connection with such transactions;

         (g) any fees or any expenses required to be paid pursuant to the Administrative Agent Fee Letter and the Underwriting Fee Letter;

         (h) duly executed and completed Security Agreements, dated as of the Agreement Date, granting a first priority Lien (subject to the Intercreditor Agreement) in all Collateral covered thereby, together with related financing statements, stock powers, stock certificates evidencing ownership of (i) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary and (ii) 65% of the issued and outstanding Capital Stock of each direct Foreign

Subsidiary, and insurance certificates listing Administrative Agent as loss payee and additional insured and otherwise in a form required by the Collateral Documents.

         (i) simultaneously with the making of the initial Advance, executed UCC-3 Termination Statements to be filed in appropriate jurisdictions to terminate all Liens against assets of the Borrower and its Domestic Subsidiaries (including Fieldcrest Cannon and its Subsidiaries) other than Permitted Liens (or written agreements from each holder of such Liens to promptly execute such Termination Statements);

         (j) all Fieldcrest Cannon Transaction Documents, which shall be in substance and form reasonably satisfactory to the Administrative Agent and Special Counsel;

         (k) Deeds of Trust executed by the Borrower and dated as of the Agreement Date, together with surveys, environmental reports and title insurance policies or commitments in form and substance reasonably satisfactory to the Administrative Agent and Special Counsel;

         (l) evidence satisfactory to the Administrative Agent that (i) the Fieldcrest Cannon Transaction shall have been consummated (or shall be consummated simultaneously with the initial Advance hereunder) on terms reasonably satisfactory to the Administrative Agent and Special Counsel, (ii) the Borrower shall have received at least (A) $135,000,000 in gross proceeds from the sale of the 1997 Senior Subordinated Notes and the Bridge Notes, (B) $62,750,000 in Net Cash Proceeds from the issuance of the Borrower Preferred Stock, and, (iii) after giving effect to the Fieldcrest Cannon Transaction, the Revolver Availability shall be at least equal to the sum of (A) $40,000,000 plus (B) an amount equal to 79.42% of all conversion consideration which may be requested by the holders of the Fieldcrest Cannon Subordinated Debentures.

         (m) a pro forma balance sheet of the Borrower and its Subsidiaries taking into account the Fieldcrest Cannon Transaction and reflecting estimated purchase price accounting and such other information relating to the Fieldcrest Cannon Transaction as the Administrative Agent may reasonably require;

         (n) after giving effect to the Fieldcrest Cannon Transaction, there shall have occurred no material adverse change in the business, assets, operations, prospects or condition (financial or otherwise) of the Borrower and its Subsidiaries (including Fieldcrest Cannon and its Subsidiaries), taken as a whole, since December 31, 1996;

         (o) all Indebtedness of the Borrower under the Existing Credit Agreement and all other Indebtedness by the Borrower, Fieldcrest Cannon and its Subsidiaries not otherwise permitted pursuant to Section 7.1 hereof shall have been (or shall be consummated simultaneously with the initial Advance hereunder) refinanced or repaid in full and all obligations of the Borrower under the Existing Credit Agreement or such other Indebtedness shall terminate;

         (p) all conditions precedent to the Amended and Restated Credit Agreement shall have been (or shall be simultaneously with the initial Advance hereunder) be satisfied;

         (q)     the duly executed and completed Intercreditor Agreement; and

         (r) in form and substance reasonably satisfactory to the Administrative Agent and Special Counsel, such other documents, instruments and certificates as the Administrative Agent or any Lender may reasonably require in connection with the transactions contemplated hereby.

         Section 3.2 Conditions Precedent to All Advances. The obligation of each Lender to make each Advance hereunder (including the initial Advance) is subject to fulfillment of the following conditions immediately prior to or contemporaneously with each such Advance:

         (a) With respect to each Advance, all of the representations and warranties of the Borrower under this Agreement, which, pursuant to Section 4.2 hereof, are made at and as of the time of each such Advance or issuance, shall be true and correct, both before and after giving effect to the application of the proceeds of the Advance, except as otherwise expressly provided in said
Section 4.2 hereof.

         (b) The incumbency of the Authorized Signatories shall be as stated in the certificate of incumbency delivered in the Borrower's loan certificate pursuant to Section 3.1(a) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent. The Lenders may, without waiving this condition, consider it fulfilled and a representation by the Borrower made to such effect if no written notice to the contrary, dated on or before the date of such Advance, is received by the Administrative Agent from the Borrower prior to the making of such Advance;

         (c)     There shall not exist a Default or Event of Default hereunder;

         (d) The aggregate Advances, after giving effect to such proposed Advance, shall not exceed the maximum principal amount then permitted to be outstanding hereunder;

         (e) No order, judgment, injunction or decree of any Tribunal shall purport to enjoin or restrain any Lender from making any Advance;

         (f) Except as set forth on Schedule 4 hereto, there shall be no Litigation pending against, or, to the Borrower's knowledge, threatened against the Borrower or any of its Subsidiaries, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body which could reasonably be expected to have a Material Adverse Effect;

         (g) As of the making of such Advances, the Borrower shall be deemed to represent and warrant as of such date as follows:

                 (i) such requested Advances are permitted "Indebtedness" or "Debt" (as such terms are defined in the Indentures) or such other similar term howsoever defined or designated therein;

                 (ii) upon the making of each requested Advance, no Event of Default (as defined in the Indentures) shall have occurred and be continuing at the time of, or would occur after giving effect on a pro forma basis to, such Advance; and

                 (iii) all Advances under this Agreement are "Senior Indebtedness" (as defined in the Indentures) or such other similar term howsoever defined or designated therein.

         Section 3.3 Conditions Precedent to Conversions and Continuations. The obligation of the Lenders to convert any existing Base Rate Advance into a LIBOR Advance or to continue any existing LIBOR Advance is subject to the condition precedent that on the date of such conversion or continuation no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation. The acceptance of the benefits of each such conversion and continuation shall constitute a representation and warranty by the Borrower to each of the Lenders that no Default or Event of Default shall have occurred and be continuing or would result from the making of such conversion or continuation.


                                   ARTICLE 4

                         Representations and Warranties

         Section 4.1 Representations and Warranties. The Borrower hereby represents and warrants to each Lender as follows:

         (a) Organization; Power; Qualification. As of the Agreement Date, the respective jurisdiction of organization or incorporation of the Borrower and its Subsidiaries and the percentage ownership by the Borrower and its Subsidiaries of any Subsidiary listed on Schedule 5 are true and correct, after giving effect to the Fieldcrest Cannon Transaction. As of the Agreement Date and after giving effect to the Fieldcrest Cannon Transaction, Schedule 5 is a complete and accurate listing, showing with respect to the Borrower and each Subsidiary of the Borrower (a) its mailing address, which is its principal place of business, (b) the classes of its Capital Stock and the number of amount of its Capital Stock authorized and outstanding, (c) each record and beneficial owner of outstanding Capital Stock of each Subsidiary, and (d) all outstanding options, rights, rights of conversion, redemption, purchase or repurchase, rights of first refusal and similar rights relating to such Capital Stock. All of the outstanding Capital Stock of the Borrower and its Subsidiaries is validly issued, fully paid and non-assessable. Each of the Borrower and its Subsidiaries is a corporation or other legal Person duly organized, validly existing and in good standing under the laws of its state of incorporation or organization. Each of the Borrower and its Subsidiaries has the legal power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted, except where the failure to have such power and authority could not reasonably be expected to have a Material Adverse Effect. Each of the Borrower and its Subsidiaries is authorized to do business, duly qualified and in good standing in the jurisdiction as set forth in Schedule 8 and no qualification or authorization is necessary in any other jurisdictions in which the character of its properties or the nature of its business requires such qualification or authorization, except where the failure to be so qualified or authorized could not reasonably be expected to have a Material Adverse Effect.

         (b) Authorization. The Borrower has legal power and has taken all necessary legal action to authorize it to borrow hereunder. Each of the Borrower and its Subsidiaries has legal power and has taken all necessary legal action to execute, deliver and perform the Loan Documents to which it is party in accordance with the terms thereof, and to consummate the transactions contemplated thereby. Each Loan Document has been duly executed and delivered by the Borrower or its Subsidiary executing it. Each of the Loan Documents to which the Borrower or any of its Subsidiaries is a party is a legal, valid and binding obligation of the Borrower or such Subsidiary, as applicable, enforceable in accordance with its terms, subject, to enforcement of remedies, to the following qualifications: (i) equitable principles generally, and (ii) Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Borrower or any such Subsidiary).

         (c) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance by the Borrower and its Subsidiaries of the Loan Documents to which they are respectively a party, and the consummation of the transactions contemplated thereby, do not and will not
(i) require any consent or approval necessary on or prior to the Agreement Date not already obtained, except to the extent that the failure to obtain such consent or approval could not reasonably be expected to have a Material Adverse Effect, (ii) violate any Applicable Law, except to the extent that any violation could not reasonably be expected to have a Material Adverse Effect,
(iii) conflict with, result in a breach of, or constitute a default under the certificate of incorporation or by-laws or other applicable organizational documents of the Borrower or any of its Subsidiaries, (iv) conflict with, result in a breach of, or constitute a default under any Necessary Authorization, indenture, agreement or other instrument, to which the Borrower or any of its Subsidiaries is a party or by which they or their respective properties may be bound, the effect of which could reasonably be expected to have a Material Adverse Effect, or (v) result in or require the creation or imposition of any Lien (other than Liens in favor of the Collateral Agent for the benefit of (A) the Lenders to secure the Obligations hereunder and (B) the lenders under the Amended and Restated Credit Agreement to secure the Obligations (as defined in the Amended and Restated Credit Agreement) thereunder) upon or with respect to any property now owned or hereafter acquired by the Borrower or any of its Subsidiaries.

         (d) Business. The Borrower and its Subsidiaries are engaged primarily in the business of the manufacture, marketing, sale and distribution of a wide variety of home textile and related products as well as businesses and activities reasonably related thereto.

         (e) Licenses, etc. All Necessary Authorizations have been duly obtained, and are in full force and effect without any known conflict with the rights of others and free from any unduly burdensome restrictions, except for Necessary Authorizations, the failure of which to obtain or have in effect could not in the aggregate reasonably be expected to result in a Material Adverse Effect, and Necessary Authorizations that could be obtained by the taking of ministerial action to secure the grant or transfer thereof. The Borrower and its Subsidiaries are and will continue to be in compliance with all provisions thereof, except to the extent that any such failure to comply could not reasonably be expected to have a Material Adverse Effect. No circumstance exists which could reasonably be expected to impair the utility of the Necessary Authorization or the right to renew such Necessary Authorization the effect of which could reasonably be expected to have a Material Adverse Effect. No Necessary Authorization is the subject of any pending or, to the best of the Borrower's knowledge, threatened challenge, suspension, cancellation or revocation, the effect of which could reasonably be expected to have a Material Adverse Effect.

         (f) Compliance with Law. The Borrower and its Subsidiaries are in compliance in all respects with all Applicable Laws, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         (g) Title to Properties. The Borrower and its Subsidiaries have good title to, or a valid leasehold or subleasehold interest in, all of their material assets, except for assets disposed of to the extent permitted pursuant to Section 7.4 or 7.5 hereof. None of their assets are subject to any Liens, except Permitted Liens. No financing statement or other Lien filing (except relating to Permitted Liens and other Liens for which releases and UCC-3 Termination Statements have been obtained pursuant to Section 3.1(i) hereof) is on file in any state or jurisdiction that names the Borrower or any of its Subsidiaries as debtor or covers (or purports to cover) any assets of the Borrower or any of its Subsidiaries, except for Indebtedness with respect to which the requirements of Section 3.1(i) hereof have been satisfied. The Borrower and its Subsidiaries have not signed any such financing statement or filing, nor any security agreement authorizing any Person to file any such financing statement or filing (except relating to Permitted Liens).

         (h) Litigation. Except as reflected on Schedule 4 hereto, as of the Agreement Date, there is no Litigation pending against, or, to the Borrower's current actual knowledge, threatened against the Borrower or any of its Subsidiaries, or in any other manner relating directly and adversely to the Borrower or any of its Subsidiaries, or any of their respective properties, in any court or before any arbitrator of any kind or before or by any governmental body in which the amount claimed in an aggregate amount (excluding liabilities for which credit worthy insurance companies have acknowledged coverage) exceeds $1,000,000.

         (i) Taxes. All federal, state and other tax returns of the Borrower and its Subsidiaries required by law to be filed have been duly filed, or extensions have been timely filed, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect or where the obligation to so file is being diligently contested in good faith by appropriate proceedings, and all Taxes shown to be due and payable on such returns, have been paid, unless the same are being diligently contested in accordance with Section 5.6 hereof. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of their Taxes are, in the reasonable judgment of the Borrower, adequate.

         (j)     Financial Statements; Material Liabilities.

                 (i) The Borrower has heretofore delivered to Lenders the audited consolidated balance sheets of the Borrower and its Subsidiaries and Fieldcrest Cannon and its Subsidiaries as at December 31, 1996, and the related statements of earnings and changes in shareholders' equity and statement of cash flows for the twelve- month period then ended (the "Financial Statements"). The Financial Statements were prepared in conformity with GAAP (other than as set forth in the respective audit reports attached thereto) and fairly present, in all material respects, the financial position of the Borrower and its Subsidiaries and Fieldcrest Cannon and its Subsidiaries, respectively, as at the date thereof and the combined results of operations and cash flows for the period covered thereby.

                 (ii) The projected financial statements of the Borrower and its Subsidiaries (including Fieldcrest Cannon and its Subsidiaries), delivered to the Lenders prior to or on the Agreement Date are based on good faith estimates and assumptions made by the management of the Borrower and believed to be reasonable at the time made, it being recognized by the Lenders that such projections as to future events are not to be viewed as facts and that actual results during the period or periods covered by any such projections may differ from the projected results.

                 (iii) The financial statements of the Borrower and its Subsidiaries delivered to the Lenders pursuant to Section 6.1 and 6.2 hereof fairly present in all material respects their respective financial condition and their respective results of operations as of the dates and for the periods shown, all in accordance with GAAP, subject to normal year-end adjustments. The latest of such financial statements reflects all material liabilities, direct and contingent, of the Borrower and each Subsidiary of the Borrower that are required to be disclosed in accordance with GAAP.

         (k) No Adverse Change. Since December 31, 1996 (after giving effect to the Fieldcrest Cannon Transaction), no event or circumstance has occurred or arisen which is reasonably likely to have a Material Adverse Effect.

         (l) ERISA. Each Plan of the Borrower and its Controlled Group (other than any Multiemployer Plan) is in compliance in all material respects with the applicable provisions of ERISA, the Code, and any other applicable Law, except to the extent that failure to so comply would not reasonably be expected to have a Material Adverse Effect. With respect to each Plan (other than any Multiemployer Plan) of the Borrower and each member of its Controlled Group, all reports required under ERISA or any other Applicable Law to be filed with any Tribunal, the failure of which to file could reasonably be expected to result in liability of the Borrower or any member of its Controlled Group in excess of $500,000, have been duly filed. All such reports are true and correct in all material respects as of the date given. No Plan of the Borrower or any member of its Controlled Group has been terminated under Section 4041(c) of ERISA nor has any accumulated funding deficiency (as defined in Section 412(a) of the Code) been incurred (without regard to any waiver granted under Section 412 of the Code), nor has any funding waiver from the Internal Revenue Service been received or requested the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has failed to make any contribution or pay any amount due or owing as required under the terms of any such Plan, or by Section 412 of the Code or Section 302 of ERISA by the due date under Section 412 of the Code and
Section 302 of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. There has been no ERISA Event or any event requiring disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Plan or its related trust of the Borrower or any member of its Controlled Group since the effective date of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. The present value of the benefit liabilities, as defined in Title IV of ERISA, of each Plan subject to Title IV of ERISA (other than a Multiemployer Plan) of the Borrower and each member of its Controlled Group does not exceed the present value of the assets of each such Plan as of the most recent valuation date using each such Plan's actuarial assumptions at such date by an amount which (i) could be reasonably be expected to have a Material Adverse Effect or (ii) if capitalized as Indebtedness on the Financial Statements of the Borrower, would result in an Event of Default under Section 7.11 hereof. There are no pending, or to the Borrower's knowledge threatened, claims, lawsuits or actions (other than routine claims for benefits in the ordinary course) asserted or instituted against, and neither the Borrower nor any member of its Controlled Group has knowledge of any threatened litigation or claims against, the assets of any Plan or its related trust or against any fiduciary of a Plan with respect to the operation of such Plan, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or, to the Borrower's knowledge, any member of its Controlled Group has engaged in any prohibited transactions, within the meaning of Section 406 of ERISA or Section 4975 of the Code, in connection with any Plan the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower or any member of its Controlled Group has withdrawn from any Multiemployer Plan, nor has incurred or reasonably expects to incur (A) any liability under Title IV of ERISA (other than premiums due under Section 4007 of ERISA to the PBGC), (B) any withdrawal liability (and no event has occurred which with the giving of notice under Section 4219 of ERISA would result in such liability) under
Section 4201 of ERISA as a result of a complete or partial withdrawal (within the meaning of Section 4203 or 4205 of ERISA) from a Multiemployer Plan, or (C) any liability under Section 4062 of ERISA to the PBGC or to a trustee appointed under Section 4042 of ERISA, the result of which could reasonably be expected to have a Material Adverse Effect. None of the Borrower, any member of its Controlled Group, or any organization to which the Borrower or any member of its Controlled Group is a successor or parent corporation within the meaning of ERISA Section 4069(b), has engaged in a transaction within the meaning of ERISA
Section 4069, the result of which could reasonably be expected to have a Material Adverse Effect. Any Plan that is a welfare benefit plan within the meaning of 3(1) of ERISA maintained or contributed by the Borrower or any member of its Controlled Group and which provides for continuing benefits or coverage for any participant or any beneficiary of any participant after such participant's termination of employment may be terminated by the Borrower or any member of its Controlled Group at any time without liability other than liability that could not reasonably be expected to have a Material Adverse Effect. Each of Borrower and its Controlled Group which maintains a Plan which is a welfare benefit plan within the meaning of
Section 3(1) of ERISA has complied in all material respects with the provisions of Parts 6 and 7 of subtitle B of Title I of ERISA, as amended, and the regulations thereunder. None of the Borrower or any member of its Controlled Group maintains or has established a multiemployer welfare benefit arrangement within the meaning of Section 3(40)(A) of ERISA.

         (m) Compliance with Regulations G, T, U and X. The Borrower is not engaged principally or as one of its important activities in the business of extending credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations G, T, U and X of the Board of Governors of the Federal Reserve System. No more than 25% of the assets of the Borrower and its Subsidiaries are margin stock. None of the Borrower and its Subsidiaries nor any agent acting on their behalf, have taken or will take any action which might cause the Borrower, the Lenders, this Agreement or any other Loan Document to violate any regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect. Neither the making of any Advances nor the application of any proceeds thereof will violate, or be inconsistent with, the provisions Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

         (n) Required Consents. The Borrower and its Subsidiaries are not required to obtain any material Necessary Authorization on or prior to the Agreement Date that has not already been obtained from, or effect any material filing or registration that has not already been effected with, any Tribunal in connection with the execution and delivery of this Agreement or any other Loan Document, or the performance thereof, in accordance with their respective terms, including any borrowings hereunder, except (i) for the filing of financing statements (and other similar notices) and other Collateral Documents containing a description of the Collateral with certain Tribunals, including the United States Patent and Trademark Office, (ii) where the failure to so obtain such Necessary Authorization could not reasonably be expected to have a Material Adverse Effect and (iii) where such Necessary Authorization could be obtained by the taking of ministerial action to secure the grant or transfer thereof.

         (o) Absence of Default. The Borrower and its Subsidiaries are in compliance in all material respects with all of the provisions of their certificate of incorporation, by-laws and other organizational documents, and no event has occurred or failed to occur, which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or which with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a default by the Borrower or any of its Subsidiaries under any indenture, agreement or other instrument, or any judgment, decree or order to which the Borrower or any of its Subsidiaries or by which they or any of their respective properties is bound, the result of which with respect to any default set forth in clause (ii) could reasonably be expected to have a Material Adverse Effect.

         (p) Governmental Regulation. Neither the Borrower nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended. Neither the entering into or performance by the Borrower of this Agreement nor the issuance of the Notes violates any provision of such act or requires any consent, approval, or authorization of, or registration with, the Securities and Exchange Commission or any other Tribunal pursuant to any provisions of such act.

         (q) Environmental Matters. The Borrower does not have any knowledge that any hazardous substance has been placed (i) on any real property fee title to which is now owned by the Borrower or any of its Subsidiaries or
(ii) by Borrower or any of its Subsidiaries on any real property leased by the Borrower or any of its Subsidiaries, in either case in a manner which does not comply with Applicable Environmental Laws, except to the extent that the failure to so comply could not reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries are not in violation of or subject to any existing, pending or, to the best of the Borrower's knowledge, threatened investigation or inquiry by any Tribunal or to any remedial obligations under any Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. The Borrower and its Subsidiaries have not failed to obtain any permits, licenses or similar authorizations required to be obtained by reason of any Applicable Environmental laws with respect to any real property owned or leased by the Borrower or any of its Subsidiaries, except to the extent that the failure to so obtain could not reasonably be expected to have a Material Adverse Effect. The Borrower has no current actual knowledge that any hazardous substances have been disposed of or otherwise released (i) on or to the real property fee title to which is owned by the Borrower or any of its Subsidiaries or (ii) by Borrower or any of its Subsidiaries on or to any real property leased by Borrower or any of its Subsidiaries, all within the meaning of the Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect.

         (r) Certain Fees. Except for fees and expenses incurred in connection with the Fieldcrest Cannon Transaction, no broker's, finder's or other fee or commission will be payable by the Borrower (other than under the Underwriting Fee Letter and as set forth in Section 2.4 hereof) with respect to the making of the Commitment or the Advances hereunder.

         (s) Intellectual Property. The Borrower and its Subsidiaries have collectively obtained or applied for or licensed or otherwise obtained the right to use all patents, trademarks, service marks, trade names, copyrights, and other rights, free from Liens (except Permitted Liens), that are necessary for the operation of their business as presently conducted and as proposed to be conducted, except to the extent that the failure to so obtain, apply, license or obtain the right to use could not reasonably be expected to have a Material Adverse Effect. Nothing has come to the current actual knowledge of the Borrower or any of its Subsidiaries to the effect that (i) any process, method, part or other material presently contemplated to be employed by the Borrower or any of its Subsidiaries infringes any valid and enforceable patent, trademark, service mark, trade name, copyright, license or other right owned by any other Person, or (ii) there is pending or overtly threatened any claim or litigation against or affecting the Borrower or any of its Subsidiaries contesting its right to sell or use any such process, method, part or other material, which could reasonably be expected to have a Material Adverse Effect.

         (t) Disclosure. All information, reports, financial statements, exhibits and schedules furnished in writing by the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender in connection with this Agreement or the other Loan Documents is, and all other such written information hereafter furnished by or on behalf of the Borrower or any of its Subsidiaries to the Administrative Agent or any Lender will be, true and accurate in all material respects (or, in the case of projections based on reasonable estimates and assumptions) on the date as of which such information is dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided. There is no fact known to the Borrower and not known to the public generally that could reasonably be expected to have a Material Adverse Effect, which has not been set forth in this Agreement or in the documents, certificates and statements furnished to the Lenders by or on behalf of the Borrower hereof in connection with the transactions contemplated hereby or thereby.

         (u) Solvency. The Borrower is, and Borrower and its Subsidiaries on a consolidated basis are, Solvent.

         (v) Labor Relations. Except as provided on Schedule 9, neither the Borrower nor any of its Subsidiaries is a party to a collective bargaining agreement or similar agreement, and the Borrower and each Subsidiary is in compliance in all material respects with all Laws respecting employment and employment practices, terms and conditions of employment, wages and hours and other laws related to the employment of its employees, except where the failure to comply could not reasonably be expected to result in a Material Adverse Effect, and there are no arrears in the payment of wages, withholding or social security taxes, unemployment insurance premiums or other similar obligations of the Borrower or any of its Subsidiaries or for which the Borrower or any such Subsidiary may be responsible other than in the ordinary course of business, except for such unpaid or unwithheld arrears which could not reasonably be expected to result in a Material Adverse Effect. There is no strike, work stoppage or labor dispute with any union or group of employees pending or overtly threatened involving Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

         (w) Common Enterprise. The Borrower and its Subsidiaries are engaged in the businesses set forth in Section 4.1(d) hereof. These operations require financing on a basis such that the credit supplied can be made available from time to time to the Borrower and various of its Subsidiaries, as required for the continued successful operation of the Borrower and its Subsidiaries as a whole. The Borrower and its Subsidiaries expect to derive benefit (and the boards of directors of the Borrower and its Subsidiaries have determined that the Borrower and its Subsidiaries may reasonably be expected to derive benefit), directly or indirectly, from the credit extended by the Lenders hereunder, both in their separate capacities and as members of the group of companies, since the successful operation and condition of the Borrower and its Subsidiaries is dependent on the continued successful performance of the functions of the group as a whole.

         Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made at and as of the Agreement Date and at and as of the date of each Advance, and each shall be true and correct in all material respects when made, except to the extent (a) previously fulfilled in accordance with the terms hereof, (b) previously waived in writing by the Determining Lenders with respect to any particular factual circumstance or permitted by the terms of this Agreement or (c) such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such date. All such representations and warranties shall survive, and not be waived by, the execution hereof by any Lender, any investigation or inquiry by any Lender, or by the making of any Advance under this Agreement.

                                   ARTICLE 5

                               General Covenants

         Prior to the Release Date:

         Section 5.1 Preservation of Existence and Similar Matters. The Borrower shall, and shall cause each of its Subsidiaries to:

         (a) except as otherwise permitted pursuant to Section 7.4 hereof, preserve and maintain, or timely obtain and thereafter preserve and maintain, its existence, rights, franchises, licenses, authorizations, consents, privileges and all other Necessary Authorizations from any Tribunal, the loss of which could reasonably be expected to have a Material Adverse Effect; and

         (b) except as otherwise permitted pursuant to Section 7.4 hereof, qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization, unless the failure to do so could not reasonably be expected to have a Material Adverse Effect.

         Section 5.2 Business; Compliance with Applicable Law. The Borrower and its Subsidiaries shall (a) engage primarily in the businesses set forth in Section 4.1(d) hereof, and

(b) comply in all respects with the requirements of all Applicable Law, except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

         Section 5.3 Maintenance of Properties. Subject to Sections 7.4 and 7.5 hereof, the Borrower shall, and shall cause each of its Subsidiaries to, maintain or cause to be maintained all its properties (whether owned or held under lease) in adequate operating condition and repair for purposes of their current use with due regard to the age thereof, taken as a whole, subject to ordinary wear and tear, and from time to time make or cause to be made all appropriate (in the reasonable judgment of the Borrower) repairs, renewals, replacements, additions, betterments and improvements thereto in accordance with past practice, except where the failure to so maintain, repair, renew, replace or improve could not reasonably be expected to have a Material Adverse Effect.

         Section 5.4 Accounting Methods and Financial Records. The Borrower shall, and shall cause each of its Subsidiaries to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made and all transactions reflected in accordance with GAAP, and keep accurate and complete records of its respective assets.

         Section 5.5 Insurance. The Borrower shall, and shall cause each of its Subsidiaries to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for companies of similar size and capability. Each insurance policy shall (a) provide for at least 30 days' prior notice to the Administrative Agent of any proposed termination or cancellation of such policy, whether on account of default or otherwise and (b) otherwise contain the requirements for insurance set forth in the Collateral Documents.

         Section 5.6 Payment of Taxes and Claims. The Borrower shall, and shall cause each of its Subsidiaries to, pay and discharge all material taxes to which they are subject prior to the date on which penalties attach thereto, and all lawful material claims for labor, materials and supplies which, if unpaid, might by Law become a Lien upon any of its properties; except that no such tax or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as any Lien related thereto is a Permitted Lien. The Borrower shall, and shall cause each of its Subsidiaries to, timely file all information returns (or extensions of such filing deadlines) required by federal, state or local tax authorities, except where the failure to so file could not reasonably be expected to have a Material Adverse Effect or where the obligation to so file is being diligently contested in good faith by appropriate proceedings.

         Section 5.7 Visits and Inspections. The Borrower shall, and shall cause each of its Subsidiaries to, promptly permit representatives of the Administrative Agent or any Lender from time to time after reasonable notice by the Administrative Agent or any Lender to (a) visit and inspect the properties of the Borrower and its Subsidiaries as often as the Administrative Agent or any Lender shall reasonably deem advisable, (b) review, inspect and make extracts from and copies of the Borrower's and each such Subsidiary's books and records, and (c) discuss with the Borrower's and each such Subsidiary's directors, officers, employees and auditors its business, assets, liabilities, financial positions, results of operations and business prospects, provided that such representatives of the Administrative Agent or any Lender shall keep confidential all information obtained pursuant to this Section 5.7 to the extent required by Section 11.13. The Borrower shall pay the reasonable out-of-pocket expenses related to inspections and reviews performed (a) at any time by the Administrative Agent, and (b) after the occurrence and during the continuance of an Event of Default, by each Lender. Except after the occurrence and during the continuance of an Event of Default, all such visits and inspections shall be conducted during normal business hours. Following the occurrence and during the continuance of an Event of Default, such visits and inspections shall be conducted at any time requested by the Administrative Agent or any Lender without any requirement for reasonable notice.

         Section 5.8 Use of Proceeds. The proceeds of the Advances shall be used by the Borrower to (a) to consummate the Fieldcrest Cannon Transaction and pay certain outstanding Indebtedness of the Borrower and Fieldcrest Cannon,
(b) pay certain fees and expenses related to the Fieldcrest Cannon Transaction and this Agreement, and (c) finance the ongoing working capital and general corporate requirements of the Borrower and its Subsidiaries.

         SECTION 5.9      INDEMNITY.

         (a) THE BORROWER AGREES TO DEFEND, PROTECT, INDEMNIFY AND HOLD HARMLESS THE ADMINISTRATIVE AGENT, EACH LENDER, EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE (INCLUDING SUCH AFFILIATES') OFFICERS, DIRECTORS, EMPLOYEES, TRUSTEES, AGENTS, ATTORNEYS AND CONSULTANTS (INCLUDING, WITHOUT LIMITATION, THOSE RETAINED IN CONNECTION WITH THE SATISFACTION OR ATTEMPTED SATISFACTION OF ANY OF THE CONDITIONS SET FORTH HEREIN) OF EACH OF THE FOREGOING (COLLECTIVELY, "INDEMNITEES") FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, CLAIMS, REASONABLE COSTS, REASONABLE OUT-OF-POCKET EXPENSES AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL FOR SUCH INDEMNITEES IN CONNECTION WITH ANY INVESTIGATIVE, ADMINISTRATIVE OR JUDICIAL PROCEEDING, WHETHER OR NOT SUCH INDEMNITEES SHALL BE DESIGNATED A PARTY THERETO), IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST SUCH INDEMNITEES (WHETHER DIRECT, INDIRECT OR CONSEQUENTIAL, WHETHER BASED ON ANY FEDERAL, STATE, OR LOCAL LAWS AND REGULATIONS, UNDER COMMON LAW OR AT EQUITY, OR ON CONTRACT, TORT OR OTHERWISE, AND WHETHER ARISING FROM OR CONNECTED WITH THE PAST, PRESENT OR FUTURE OPERATIONS OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER OR THEIR RESPECTIVE

PREDECESSORS IN INTEREST, OR THE PAST, PRESENT OR FUTURE ENVIRONMENTAL CONDITION OF PROPERTY OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER), RELATING TO OR ARISING OUT OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING THERETO, INCLUDING IN CONNECTION WITH, OR AS A RESULT, IN WHOLE OR IN PART, OF ANY ORDINARY OR MERE NEGLIGENCE OF ADMINISTRATIVE AGENT OR ANY LENDER (OTHER THAN THOSE MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, OR ANY LENDER AND NOT THE BORROWER), OR THE USE OR INTENDED USE OF THE PROCEEDS OF THE ADVANCES HEREUNDER, OR IN CONNECTION WITH ANY INVESTIGATION OF ANY POTENTIAL MATTER COVERED HEREBY, BUT EXCLUDING (I) ANY CLAIM OR LIABILITY THAT ARISES AS THE RESULT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF ANY INDEMNITEE, AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, (II) ANY CLAIM OR LIABILITY THAT ARISES AS THE DIRECT RESULT OF THE OPERATION OF THE PROPERTY OF THE BORROWER OR ANY SUBSIDIARY OF THE BORROWER BY THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY OF THE LENDERS AFTER TAKING POSSESSION THEREOF BY FORECLOSURE OR BY TRANSFER IN LIEU OF FORECLOSURE (PROVIDED THAT SUCH CLAIM OR LIABILITY DOES NOT RELATE TO ANY CONDITION EXISTING ON SUCH PROPERTY PRIOR TO FORECLOSURE OR TRANSFER IN LIEU OF FORECLOSURE), AND (III) MATTERS RAISED BY ONE LENDER AGAINST ANOTHER LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT (COLLECTIVELY, EXCEPT FOR THE MATTERS REFERRED TO CLAUSES (I), (II) OR (III) ABOVE, "INDEMNIFIED MATTERS", AND THE MATTERS REFERRED TO IN CLAUSES (I), (II) OR (III) ABOVE, COLLECTIVELY, "EXCLUDED MATTERS"). TO THE EXTENT THAT ANY INDEMNIFIED MATTER INVOLVES ONE OR MORE INDEMNITEES, SUCH INDEMNITEES SHALL USE THE SAME LEGAL COUNSEL UNLESS ANY INDEMNITEE IN ITS REASONABLE DISCRETION DETERMINES THAT CONFLICTS EXIST OR MAY ARISE IN CONNECTION WITH SUCH REPRESENTATION.

         (b) WITHOUT DUPLICATION, THE BORROWER SHALL PERIODICALLY, UPON REQUEST, REIMBURSE EACH INDEMNITEE FOR ITS REASONABLE OUT-OF-POCKET LEGAL AND OTHER ACTUAL REASONABLE EXPENSES (INCLUDING THE REASONABLE COST OF ANY INVESTIGATION AND PREPARATION) INCURRED IN CONNECTION WITH ANY INDEMNIFIED MATTER; PROVIDED THAT SUCH INDEMNITEE SHALL PROVIDE ADEQUATE DOCUMENTATION OF SUCH EXPENSES; PROVIDED, FURTHER, THAT IF AN INDEMNITEE IS REIMBURSED HEREUNDER FOR SUCH AMOUNT, THE AMOUNT SO PAID SHALL BE REFUNDED TO THE BORROWER IF AND TO THE EXTENT IT IS FINALLY JUDICIALLY DETERMINED THAT THE INDEMNIFIED MATTER IN QUESTION

WAS AN EXCLUDED MATTER.  THE REIMBURSEMENT AND INDEMNITY OBLIGATIONS UNDER THIS
SECTION 5.9 SHALL BE IN ADDITION TO ANY LIABILITY WHICH THE BORROWER MAY OTHERWISE HAVE, SHALL EXTEND UPON THE SAME TERMS AND CONDITIONS TO EACH INDEMNITEE, AND SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF ANY SUCCESSORS, ASSIGNS, HEIRS AND PERSONAL REPRESENTATIVES OF THE BORROWER, THE ADMINISTRATIVE AGENT, THE LENDERS AND ALL OTHER INDEMNITEES. THIS SECTION SHALL SURVIVE ANY TERMINATION OF THIS AGREEMENT AND PAYMENT OF THE OBLIGATIONS AND SHALL CONTINUE WITH RESPECT TO ANY LENDER THAT MAY ASSIGN ALL OF ITS RIGHTS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS.

         Section 5.10 Environmental Law Compliance. The use which the Borrower or any of its Subsidiaries make of any real property which is owned or leased by it will not result in the disposal or other release of any hazardous substance or solid waste on or to such real property which is in violation of Applicable Environmental Laws, the effect of which could reasonably be expected to have a Material Adverse Effect. As used herein, the terms "hazardous substance" and "release" as used in this Section shall have the meanings specified in CERCLA (as defined in the definition of Applicable Environmental
Laws), and the terms "solid waste" and "disposal" shall have the meanings specified in RCRA (as defined in the definition of Applicable Environmental
Laws); provided, however, that if CERCLA or RCRA is amended so as to broaden or lessen the meaning of any term defined thereby, such broader or lesser meaning shall apply subsequent to the effective date of such amendment; and provided further, to the extent that any other law applicable to the Borrower, any Subsidiary or any of their properties establishes a meaning for "hazardous substance," "release," "solid waste," or "disposal" which is broader or lesser than that specified in either CERCLA or RCRA, such broader or lesser meaning shall apply.

         Section 5.11 Further Assurances. At any time or from time to time upon reasonable request by the Administrative Agent, the Borrower or any of its Subsidiaries shall execute and deliver such further documents and do such other acts and things as the Administrative Agent may reasonably request in order to effect fully the purposes of this Agreement and the other Loan Documents and to provide for payment of the Obligations in accordance with the terms of this Agreement and the other Loan Documents. Without limiting the generality of the foregoing, the Borrower agrees to (a) update and deliver to the Administrative Agent Schedule 5 hereto (with respect to the identities, jurisdictions of organization and ownership of the Borrower's Subsidiaries) at the time of delivery of the financial statements set forth in Sections 6.1 and 6.2 hereof if the information provided therein is not complete and correct, (b) update and deliver to the Collateral Agent Schedule 2 to the Security Agreements promptly upon discovery if the information provided therein is not complete and correct, and (c) execute and deliver to the Collateral Agent deeds of trust or mortgages, as appropriate, in substantially the form of Exhibit I-1 and I-2 hereto with respect to any real property hereafter acquired by the Borrower or any Subsidiary, as applicable, together with surveys and environmental reports in form reasonably satisfactory to the Administrative Agent and title insurance thereon in form and amount reasonably satisfactory to the Administrative Agent, and such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request with respect thereto; provided this Section 5.11(c) shall not apply to any leasehold interests unless requested by the Determining Lenders or any leasehold interest for sales or office space only. The Borrower shall use its reasonable best efforts to obtain Landlord's Agreements and Landlord's Waivers with respect to such real property of the Borrower and its Domestic Subsidiaries as the Administrative Agent shall reasonably require.

         Section 5.12 Subsidiaries. At any time that any Person becomes a Domestic Subsidiary, (a) such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien (subject to the Intercreditor Agreement) in all unencumbered assets of such Subsidiary required by the Determining Lenders to be pledged, except, to the extent applicable, for Permitted Liens, to secure the Obligations, (b) 100% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and
(c) the Lenders shall receive such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (a) and (b) above. At any time that any Person becomes a direct Foreign Subsidiary, (a) 65% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (b) the Lenders shall receive such board resolutions, officers' certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request in connection with the action described in the immediately preceding clause (a) above. All Foreign Subsidiaries shall be direct Subsidiaries of the Borrower or of a Domestic Subsidiary.


                                   ARTICLE 6

                             Information Covenants

         Prior to the Release Date, the Borrower shall furnish or cause to be furnished to each Lender:

         Section 6.1 Quarterly Financial Statements and Information. Within 45 after the end of each Fiscal Quarter of each Fiscal Year (other than the end of a Fiscal Quarter which coincides with the end of a Fiscal Year), the consolidated balance sheets of the Borrower and its Subsidiaries as at the end of such fiscal quarter and the related consolidated statements of earnings for such fiscal quarter and for the elapsed portion of the year ended with the last day of such fiscal quarter, and consolidated statements of cash flow for the elapsed portion of the year ended with the last day of such fiscal quarter, all of which shall be certified by a Responsible Officer, to, in his or her opinion acting solely in his or her capacity as an officer of the Borrower, present fairly in all material respects, in accordance with GAAP (except for the absence of footnotes), the financial position and results of operations of the Borrower and its Subsidiaries as at the end of and for such fiscal quarter, and for the elapsed portion of the year ended with the last day of such fiscal quarter, subject only to normal year-end adjustments.

         Section 6.2 Annual Financial Statements and Information; Certificate of No Default.

         (a)     Within 120 days after the end of each Fiscal Year, a copy of
(i) the consolidated balance sheets of the Borrower and its Subsidiaries, as of the end of the current and prior Fiscal Years and (ii) the consolidated statements of earnings and consolidated statements of changes in shareholders' equity and consolidated statements of cash flow as of and through the end of such Fiscal Year, all of which are prepared in accordance with GAAP, and certified by independent certified public accountants reasonably acceptable to the Administrative Agent (provided, however, any big six public accounting firm shall be acceptable to the Administrative Agent), whose opinion shall be in scope and substance in accordance with generally accepted auditing standards and shall be unqualified as to scope of audit and going concern.

         (b) Simultaneously with the delivery of the statements required by this Section 6.2, a letter from the Borrower's public accountants stating to the effect that during their audit of such financial statements nothing has come to their attention that would result in a Default or Event of Default under this Agreement, recognizing, however, that the scope and purpose of their audit was not to determine compliance with the terms of this Agreement or whether a Default or Event of Default has otherwise occurred.

         Section 6.3 Compliance Certificate. At the time financial statements are furnished pursuant to Sections 6.1 and 6.2 hereof, the Compliance Certificate, completed as provided therein.

         Section 6.4      Copies of Other Reports and Notices.

         (a) Promptly upon their becoming available, copies of (i) all material final reports or letters submitted to the Borrower or any of its Subsidiaries by accountants in connection with any annual, interim or special audit, including without limitation any final report prepared in connection with the annual audit referred to in Section 6.2 hereof, and any other comment letter submitted to management in connection with any such audit, (ii) each regular, periodic or other report and any registration statement (other than statements on Form S-8) or prospectus (or material written communication in respect of any thereof) filed by the Borrower or any of its Subsidiaries with any securities exchange, with the Securities and Exchange Commission or any successor agency, and (iii) all press releases concerning material financial aspects of the Borrower or any of its Subsidiaries;

         (b) Promptly upon the Borrower becoming aware that (i) the holder(s) of any note(s) or other evidence of indebtedness or other security of the Borrower or any of its Subsidiaries in excess of $1,000,000 in the aggregate has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder or (ii) any event, circumstance or condition which could reasonably be expected to be classified as a Material Adverse Effect, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

         (c) Promptly upon the Borrower becoming aware that any party to any Capitalized Lease Obligations in excess of $1,000,000 or Operating Lease in which the annual rentals thereunder exceed $150,000 has given notice or taken any action with respect to a breach, failure to perform, claimed default or event of default thereunder, a written notice specifying the details thereof (or the nature of any claimed default or event of default) and what action is being taken or is proposed to be taken with respect thereto;

         (d) Promptly upon receipt by the Borrower thereof, information with respect to and copies of any notices received from any Tribunal relating to any order, ruling, law, information or policy that relates to a breach of or noncompliance with any Law, and could reasonably be expected to result in the payment of money by the Borrower or any of its Subsidiaries of the Borrower in an amount of $1,000,000 or more in the aggregate or otherwise have a Material Adverse Effect, or result in the loss or suspension of any Necessary Authorization where such loss could reasonably be expected to have a Material Adverse Effect; and

         (e) From time to time and promptly upon each request, such material data, certificates, reports, statements, documents or further information regarding the assets, business, liabilities, financial position, projections, results of operations or business prospects of the Borrower and its Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

         Section 6.5 Notice of Litigation, Default and Other Matters. Prompt notice of the following events after the Borrower has knowledge or notice thereof:

         (a) The commencement of all Litigation and investigations by or before any Tribunal, and all actions and proceedings in any court or before any arbitrator involving claims for damages (including punitive damages) in excess of $1,000,000 (after deducting the amount with respect to which creditworthy insurance companies have acknowledged coverage), against or in any other way relating directly to the Borrower, any of its Subsidiaries or any of their respective properties or businesses; and

         (b) Promptly upon the happening of any condition or event of which the Borrower has current actual knowledge which constitutes a Default, a written notice specifying the nature and period of existence thereof and what action is being taken or is proposed to be taken with respect thereto.

         Section 6.6      ERISA Reporting Requirements.

         (a) Promptly and in any event (i) within 30 days after the Borrower has current actual knowledge that any ERISA Event described in clause
(a) of the definition of ERISA Event or any event described in Section 4063(a) of ERISA with respect to any Plan of the Borrower or any member of its Controlled Group has occurred, and (ii) within 10 Business Days after the Borrower or any member of its Controlled Group has current actual knowledge that any other ERISA Event with respect to any Plan of the Borrower or any member of its Controlled Group has occurred or a request for a minimum funding waiver under Section 412 of the Code has been made with respect to any Plan of the Borrower or any member of its Controlled Group, a written notice describing such event and describing what action is being taken or is proposed to be taken with respect thereto, together with a copy of any notice of such event that is given to the PBGC;

         (b) Promptly and in any event within ten Business Days after receipt thereof by the Borrower, copies of each notice received by the Borrower or any member of its Controlled Group from the PBGC of the PBGC's intention to terminate any Plan or to have a trustee appointed to administer any Plan;

         (c) Promptly and in any event within 30 days after the filing thereof by the Borrower or any member of its Controlled Group with the United States Department of Labor or the Internal Revenue Service, copies of each annual report (including Schedule B thereto, if applicable) with respect to each Plan subject to Title IV of ERISA of which Borrower or any member of its Controlled Group is the "plan sponsor";

         (d) Promptly, and in any event within 10 Business Days after receipt thereof by the Borrower, a copy of any correspondence the Borrower or any member of its Controlled Group receives from the Plan Sponsor (as defined by Section 4001(a)(10) of ERISA) of any Plan concerning potential withdrawal liability pursuant to Section 4219 or 4202 of ERISA, and a statement from the chief financial officer of the Borrower or such member of its Controlled Group setting forth details as to the events giving rise to such potential withdrawal liability and the action which the Borrower or such member of its Controlled Group is taking or proposes to take with respect thereto;

         (e) Notification within 30 days of any material increases in the benefits provided under any existing Plan which is not a Multiemployer Plan, or the establishment of any new Plans, or the commencement of contributions to any Plan to which the Borrower or any member of its Controlled Group was not previously contributing, which could reasonably be expected in any such case to result in an additional material liability to the Borrower;

         (f) Notification within five Business Days after the Borrower knows that the Borrower or any such member of its Controlled Group has filed or intends to file a notice of intent to terminate any Plan under a distress termination within the meaning of Section 4041(c) of ERISA and a copy of such notice; and

         (g) Within five Business Days after receipt by the Borrower of written notice of commencement thereof, notice of all actions, suits and proceedings before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Borrower or any member of its Controlled Group with respect to any Plan, except those which, in the aggregate, if adversely determined could not reasonably be expected to have a Material Adverse Effect.

                                   ARTICLE 7

                               Negative Covenants

         Prior to the Release Date:

         Section 7.1 Indebtedness. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, or suffer to exist any Indebtedness, except:

         (a)     Indebtedness under the Loan Documents;

         (b) Accounts payable and accrued liabilities incurred in the ordinary course of business;

         (c) Indebtedness of the Borrower and its Domestic Subsidiaries, including in respect of Capitalized Lease Obligations, incurred to purchase, or to finance the purchase of, assets which constitute property, plant and equipment, not to exceed, together with Indebtedness permitted pursuant to clause (o) of this Section 7.1, $35,000,000 in aggregate principal amount outstanding;

         (d) Institutional Debt of the Borrower; provided that (i) the Net Cash Proceeds of such Institutional Debt are applied in accordance with Section 2.5(e) hereof to the extent required therein and (ii) the scheduled principal payments of all Indebtedness of the Borrower and its Subsidiaries immediately after the issuance thereof is not greater in amount during any year in which the Obligations are scheduled to be outstanding or earlier in amortization than immediately preceding the issuance thereof.

         (e) Hedging obligations under Hedge Agreements entered into with any Person that is a Lender or an Affiliate of a Lender at the time of entering into such Hedge Agreement;

         (f) Indebtedness existing on the Agreement Date which is described on Schedule 7 hereto, including renewals, replacements and refinancings (but no increases) thereof;

         (g) Indebtedness in respect of endorsement of negotiable instruments in the ordinary course of business;

         (h) Indebtedness assumed in connection with Acquisitions permitted under Section 7.6 (excluding the Fieldcrest Cannon Transaction) not to exceed $20,000,000 in aggregate principal amount outstanding;

         (i) Indebtedness owing to the Borrower or any of its Subsidiaries by the Borrower or any of its Subsidiaries, which Indebtedness is subordinated to the Obligations and evidenced by an entry on the financial records of the Borrower and any such Subsidiary;

         (j) Guaranties by Subsidiaries of the Borrower of Indebtedness of the Borrower or other Subsidiaries of the Borrower and Guaranties by the Borrower of Indebtedness of Subsidiaries of the Borrower, in each case to the extent such underlying Indebtedness is permitted hereunder;

         (k)     Indebtedness in respect of the 1997 Senior Subordinated Notes;

         (l)     Indebtedness in respect of the Amended and Restated Credit
Agreement;

         (m) Indebtedness consisting of performance bonds, surety or appeal bonds provided by the Borrower or any of its Subsidiaries in the ordinary course of business and which do not secure other Indebtedness;

         (n)     Indebtedness in respect of the Borrower Preferred Stock; and

         (o) Other Indebtedness of the Borrower and its Domestic Subsidiaries not to exceed, together with Indebtedness permitted pursuant to clause (c) of this Section 7.1, $35,000,000 in aggregate principal amount outstanding;

provided, however, that no Indebtedness otherwise permitted pursuant to clauses
(c), (d), (h), (j) and (o) above may be incurred if, immediately before or after giving effect to the incurrence thereof, any Event of Default shall have occurred and be continuing.

         Section 7.2 Liens. The Borrower shall not, and shall not permit any Subsidiary of Borrower to, create, assume, incur, permit or suffer to exist, directly or indirectly, any Lien on any of its assets, whether now owned or hereafter acquired, except Permitted Liens. The Borrower shall not, and shall not permit any Subsidiary to, agree with any other Person that it shall not create, assume, incur, permit or suffer to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of its assets other than in respect of Indebtedness permitted by Sections 7.1(c) and
(h) hereof, provided that such agreement relates only to the assets purchased or acquired.

         Section 7.3 Investments. The Borrower shall not, and shall not permit any Subsidiary of Borrower to, make any Investment, except that the Borrower and any Subsidiary of the Borrower may purchase or otherwise acquire and own:

         (a)     Cash and Cash Equivalents;

         (b) Accounts receivable that arise in the ordinary course of business and are payable in a manner consistent with past practice;

         (c) Investments in existence on the Agreement Date which are described on Schedule 6 hereto;

         (d)     Investments which are Acquisitions permitted pursuant to
Section 7.6 hereof;

         (e)     Investments in the form of Hedge Agreements permitted by
Section 7.1(e) hereof;

         (f) Investments in (i) Domestic Subsidiaries of the Borrower (A) which have executed a Subsidiary Guaranty and Collateral Documents granting a first priority Lien in all unencumbered assets of such Subsidiary required by the Determining Lenders to be pledged, to secure the Obligations, (B) 100% of whose Capital Stock shall be pledged to secure the Obligations and (C) which have delivered to the Lenders such board resolutions, officer's certificates, corporate and other documents and opinions of counsel as the Administrative Agent shall reasonably request, (ii) Foreign Subsidiaries of the Borrower 65% of whose Capital Stock shall be pledged to secure the Obligations and (iii) the Borrower;

         (g) Investments consisting of non-cash consideration received in connection with a sale of assets permitted by Section 7.5 hereof not to exceed $25,000,000 in aggregate amount outstanding at any time;

         (h) Investments arising from transactions by the Borrower or any of its Subsidiaries with customers or suppliers in the ordinary course of business, including endorsements of negotiable instruments, debt obligations and other investments received in connection with the bankruptcy or reorganization of customers and suppliers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers;

         (i) Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries that do not exceed $5,000,000 in aggregate amount outstanding at any time; and

         (j) Other Investments not to exceed $25,000,000 in aggregate amount outstanding at any time;

provided, however, that no Investment otherwise permitted by clauses (d), (g),
(i), and (j) above shall be permitted to be made if, immediately before or after giving effect thereto, any Event of Default shall have occurred and be continuing.

         Section 7.4 Liquidation, Merger. The Borrower shall not, and shall not permit any Subsidiary of Borrower to, at any time:

         (a) liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, except that (i) a Subsidiary of the Borrower may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower which is an Obligor, (ii) a Subsidiary of the Borrower which is not an Obligor may liquidate or dissolve into the Borrower or a Subsidiary of the Borrower, and (iii) a Subsidiary of the Borrower may dissolve if substantially all of its assets have been conveyed pursuant to Section 7.5(e) hereof; or

         (b) enter into any merger or consolidation unless (i) with respect to a merger or consolidation involving the Borrower, the Borrower shall be the surviving corporation, (ii) with respect to a merger or consolidation involving a Subsidiary of the Borrower which is an Obligor and not the Borrower, such Subsidiary shall be the surviving corporation, or such merger or consolidation shall be a part of an Acquisition permitted by Section 7.6 hereof or part of a disposition permitted by Section 7.5 hereof, (iii) such transaction shall not be utilized to circumvent compliance with any term or provision herein and (iv) no Default or Event of Default shall then be in existence or occur as a result of such transaction.

         Section 7.5 Sales of Assets. The Borrower shall not, and shall not permit any of its Subsidiaries to, sell, transfer or otherwise dispose of, any of its assets except (a) inventory in the ordinary course of business, (b) obsolete or worn-out assets, (c) asset sales in which the Net Cash Proceeds from the disposition thereof (to the extent not applied pursuant to clause (f) hereof) are reinvested, within 270 days after such disposition, in productive tangible assets used in the business of the Borrower and its Subsidiaries, and provided that the aggregate amount of Net Cash Proceeds outstanding and pending reinvestment pursuant to this clause (c) shall not exceed $5,000,000 at any time, (d) assets (i) obtained as a result of mergers, consolidations and Acquisitions permitted under this Agreement and (ii) that are unnecessary to the business operations of the Borrower and its Subsidiaries, including those assets acquired in the Fieldcrest Cannon Transaction and set forth on Schedule 10 hereto, (e) sales and dispositions (i) from any of the Borrower's Domestic Subsidiaries to the Borrower or any of its Domestic Subsidiaries or any of the Borrower's Foreign Subsidiaries of which at least 65% of whose Capital Stock has been pledged to secure the Obligations and (ii) from any of its Foreign Subsidiaries to the Borrower or any of its Subsidiaries, and (f) asset sales the Net Cash Proceeds of which are applied in accordance with Section 2.5(b) hereof.

         Section 7.6 Acquisitions. The Borrower shall not, and shall not permit any of its Subsidiaries to, make any Acquisitions; provided, however, if
(a) immediately prior to and after giving effect to the proposed Acquisition there shall not exist a Default or Event of Default and (b) immediately after giving effect to the proposed transaction the Revolver Availability shall be no less than $40,000,000, the Borrower or any of its Subsidiaries may make Acquisitions so long as (i) such Acquisition shall not be opposed by the board of the directors of the Person being acquired, (ii) the Lenders shall have received written notice thereof at least 15 Business Days prior to the date of such Acquisition, (iii) the Administrative Agent shall have received at least 10 Business Days prior to the date of such Acquisition a Compliance Certificate setting forth the covenant calculations both immediately prior to and after giving effect to the proposed Acquisition, (iv) the assets, property or business acquired shall be in the business described in Section 4.1(d) hereof and the Administrative Agent for the benefit of the Lenders shall have a first priority Lien (subject to the Intercreditor Agreement) in substantially all of such assets (or, if less than substantially all of such assets, such assets required by the

Determining Lenders to be pledged), except for Permitted Liens, (v) if such Acquisition results in a Domestic Subsidiary, (A) such Subsidiary shall execute a Subsidiary Guaranty of the Obligations and Collateral Documents granting a first priority Lien (subject to the Intercreditor Agreement) in substantially all of such assets (or, if less than substantially all of such assets, all assets required by the Determining Lenders to be pledged), except for Permitted Liens to secure the Obligations, (B) 100% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (C) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with the actions described in clauses (A) and
(B) above, and (vi) if such Acquisition results in a direct Foreign Subsidiary,
(A) 65% of such Subsidiary's Capital Stock shall be pledged to secure the Obligations and (B) the Administrative Agent on behalf of the Lenders shall have received such board resolutions, officer's certificates and opinions of counsel as the Administrative Agent shall reasonably request in connection with clause (A) immediately preceding.

         Section 7.7 Capital Expenditures. The Borrower shall not, and shall not permit any of its Subsidiaries to, make or commit to make any Capital Expenditures after the Agreement Date in an aggregate amount in excess of an amount equal to the sum of (a) $175,000,000 plus (b) 3.25% of cumulative net revenues of the Borrower and its Subsidiaries from and after the Agreement Date.

         Section 7.8 Restricted Payments. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly declare, pay or make any Restricted Payments except (a) Dividends payable by a Subsidiary to the Borrower or another Subsidiary that is an Obligor or to a Foreign Subsidiary of the Borrower of which at least 65% of its Capital Stock has been pledged to secure the Obligations, (b) Dividends payable by the Borrower the aggregate amount of which during any Fiscal Year do not exceed $10,000,000, (c) cash paid in respect of the redemption of the Fieldcrest Cannon Subordinated Debentures, (d) purchases, redemptions, retirements or acquisitions of Indebtedness in respect of the 11-1/4% Senior Subordinated Debentures Due 2004 of Fieldcrest Cannon, (e) the refinancing of the Bridge Notes and (f) purchases, redemptions, retirements or acquisitions of the Borrower Preferred Stock, provided that the consideration therefor consists solely of Net Cash Proceeds from the issuance of Capital Stock of the Borrower; provided, however, the Borrower shall not pay or make any Restricted Payments permitted by this Section 7.8 unless there shall exist no Default or Event of Default prior to or after giving effect to any such proposed Restricted Payment.

         Section 7.9 Affiliate Transactions. The Borrower shall not, and shall not permit any of its Subsidiaries to, at any time engage in any transaction with an Affiliate (other than the Borrower or any of its Subsidiaries) on terms materially less advantageous to the Borrower or such Subsidiary than would be the case if such transaction had been effected with a non-Affiliate. The Borrower shall not, and shall not permit any of its Subsidiaries to, in any event incur or suffer to exist any Indebtedness or Guaranty in favor of any Affiliate, unless such Affiliate shall subordinate the payment and performance thereof to the Obligations on terms, conditions and documentation satisfactory to the Determining Lenders.

         Section 7.10 Compliance with ERISA. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, or permit any member of its Controlled Group to directly or indirectly, (a) terminate any Plan so as likely to result in liability to the Borrower or any member of its Controlled Group taken as a whole which could reasonably be expected to have a Material Adverse Effect, (b) permit to exist any ERISA Event, or any other event or condition with respect to a Plan which could reasonably be expected to have a Material Adverse Effect, (c) make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan which could reasonably be expected to have a Material Adverse Effect on the Borrower or any member of its Controlled Group taken as a whole, or (d) enter into any new Plan or modify any existing Plan so as to increase its obligations thereunder which could reasonably be expected to have a Material Adverse Effect.

         Section 7.11 Maximum Leverage Ratio. At the end of each Fiscal Quarter occurring during the periods indicated below, the Borrower shall not permit the Leverage Ratio to be greater than the ratio set forth below opposite the period in which such Fiscal Quarter occurs:

                                          Period                                                Ratio
                                          ------                                                -----
          From and including the last Fiscal Quarter of Fiscal Year 1997 to but not           5.75 to 1
          including the last Fiscal Quarter of Fiscal Year 1998

          From and including the last Fiscal Quarter of Fiscal Year 1998 to but not           5.25 to 1
          including the last Fiscal Quarter of Fiscal Year 1999

          From and including the last Fiscal Quarter of Fiscal Year 1999 to but not           4.75 to 1
          including the last Fiscal Quarter of Fiscal Year 2000

          From and including the last Fiscal Quarter of Fiscal Year 2000 and thereafter       4.25 to 1

         Section 7.12 Minimum Fixed Charge Coverage Ratio. At the end of each Fiscal Quarter occurring during this Agreement commencing with the first Fiscal Quarter of Fiscal Year 1998, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than 1.10 to 1.

         Section 7.13 Minimum Net Worth. The Borrower shall not permit the Net Worth at any time to be less than the sum of (a) the amounts set forth below opposite the respective periods below, plus (b) an amount equal to the net worth of any Person that, on or after the Agreement Date becomes a Subsidiary of the Borrower or any of its Subsidiaries or is merged into or consolidated with the Borrower or any of its Subsidiaries or substantially all of the assets of which are acquired by the Borrower or any of its Subsidiaries to the extent that the purchase price therefore is paid in Capital Stock of the Borrower or any of its Subsidiaries, plus (c) an amount equal to 100% of any increase in Net Worth pursuant to offerings of Capital Stock of the Borrower or any of its Subsidiaries or pursuant to the conversion or exchange of any convertible subordinated debt or redeemable preferred stock into Capital Stock of the Borrower or any of its Subsidiaries (excluding in both (b) and (c) above any such increase as a result of the Fieldcrest Cannon Transaction):

                                                       Period                                             Amount
                                                       ------                                             ------
                    From the Agreement Date to but not including the last Fiscal Quarter of            $250,000,000
                    Fiscal Year 1998

                    From and including the last Fiscal Quarter of Fiscal Year 1998 but not             $260,000,000
                    including the last Fiscal Quarter of Fiscal Year 1999

                    From and including the last Fiscal Quarter of Fiscal Year 1999 but not             $280,000,000
                    including the last Fiscal Quarter of Fiscal Year 2000

                    From and including the last Fiscal Quarter of Fiscal Year 2000 but not             $300,000,000
                    including the last Fiscal Quarter of Fiscal Year 2001

                    From and including the last Fiscal Quarter of Fiscal Year 2001 but not             $320,000,000
                    including the last Fiscal Quarter of Fiscal Year 2002

                    From and including the last Fiscal Quarter of Fiscal Year 2002 and                 $340,000,000
                    thereafter

         Section 7.14 Sale or Discount of Receivables. The Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, sell, with or without recourse, for discount or otherwise, any notes or accounts receivable.

         Section 7.15 Business. Neither the Borrower nor any Subsidiary of the Borrower shall conduct any business other than the business described in
Section 4.1(d) hereof.

         Section 7.16 Fiscal Year. Neither the Borrower nor any of its Subsidiaries shall change its Fiscal Year.

         Section 7.17 Amendment of Organizational Documents. The Borrower shall not, and shall not permit any Subsidiary of the Borrower to, amend its articles of incorporation, bylaws or other applicable organizational documents in any manner that could reasonably be expected to result in a Material Adverse Effect.

         Section 7.18 Amendments and Waivers of Institutional Debt. The Borrower shall not, and shall not permit any Subsidiary to, change or amend (or take any action or fail to take any action the result of which is an effective amendment or change) or accept any waiver or consent with respect to, any document, instrument or agreement relating to any Institutional Debt that would result in (a) an increase in the principal, interest, overdue interest, fees or other amounts payable under the Institutional Debt, (b) an acceleration in any date fixed for payment or prepayment of principal, interest, fees or other amounts payable under the Institutional Debt

(including, without limitation, as a result of any redemption), (c) a reduction in any percentage of holders of the Institutional Debt required under the terms of the Institutional Debt to take (or refrain from taking) any action under the Institutional Debt, (d) a change in the definition of "Change of Control" or "Change in Control" or similar event or circumstance, however defined or designated, as provided in the Institutional Debt which would result in such definition being more restrictive than such definition in this Agreement, (e) a change in any of the subordination provisions of the Institutional Debt, (f) a change in any covenant, term or provision in the Institutional Debt which would result in such term or provision being more restrictive than the terms of this Agreement and the other Loan Documents or (g) a change in any term or provision of the Institutional Debt that could have, in any material respect, an adverse effect on the interest of the Lenders.

         Section 7.19 Foreign Subsidiaries. Notwithstanding anything in this Agreement to the contrary, the Borrower shall not, and shall not permit any Subsidiary to, create or acquire any Foreign Subsidiary on or after the Agreement Date.


                                   ARTICLE 8

                                    Default

         Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event, and whether voluntary, involuntary, or effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

         (a) Any representation or warranty made under any Loan Document shall prove to have been incorrect or misleading in any material respect when made;

         (b) The Borrower shall fail to pay any (i) principal under any Note when due; or (ii) interest under any Note or any fees payable hereunder or any other costs, fees, expenses or other amounts payable hereunder or under any other Loan Document within the earlier of (A) three Business Days after the date due or (B) one Business Day after written notice thereof from the Administrative Agent;

         (c) The Borrower or any Subsidiary shall default in the performance or observance of any agreement or covenant contained in Article 7 hereof;

         (d) Any Obligor or any Foreign Subsidiary shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty days after the earlier of notice from the Administrative Agent thereof or actual notice thereof by a Responsible Officer of any Obligor or such Foreign Subsidiary;

         (e) Any Obligor or any Foreign Subsidiary shall default in the performance or observance of any agreement or covenant in any of the Loan Documents (other than this Agreement) and such default shall not be cured within a period of thirty days after the earlier of notice from the Administrative Agent thereof or actual notice thereof by a Responsible Officer of any Obligor or such Foreign Subsidiary;

         (f) There shall be commenced an involuntary proceeding or an involuntary petition shall be filed in a court having competent jurisdiction seeking (i) relief in respect of any Obligor or any Foreign Subsidiary (other than any Foreign Subsidiary whose aggregate book value of assets does not exceed $1,000,000), or a substantial part of the property or the assets of such Obligor or such Foreign Subsidiary, under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of any Obligor or any such Foreign Subsidiary, or of any substantial part of their respective properties, or (iii) the winding- up or liquidation of the affairs of any Obligor or any such Foreign Subsidiary, and any such proceeding or petition shall continue unstayed and in effect for a period of 60 consecutive days;

         (g) Any Obligor or any Foreign Subsidiary shall (i) file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal, state or foreign bankruptcy law or other similar law, (ii) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of any Obligor or any Foreign Subsidiary or of substantially all of its properties, (iii) file an answer admitting the material allegations filed against it in any such proceeding, (iv) make a general assignment for the benefit of creditors, (v) become unable, admit in writing its inability, or fail generally, to pay its debts as they become due, or (vi) any Obligor or any Foreign Subsidiary shall take any corporate action in furtherance of any such action;

         (h) A final judgment or judgments shall be entered by any court against any Obligor or any Foreign Subsidiary for the payment of money which exceeds $200,000 in the aggregate, or a warrant of attachment or execution or similar process shall be issued or levied against property of any Obligor or any Foreign Subsidiary which, together with all other such property of the Obligors and the Foreign Subsidiaries subject to other such process, exceeds in value $200,000 in the aggregate, and if such judgment or award is not insured or, within 45 days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

         (i) With respect to any Plan of the Borrower or any member of its Controlled Group: (i) the Borrower, any such member, or any other party-in-interest or disqualified person (other than any Lender) shall engage in transactions which in the aggregate would reasonably be expected to result in a direct or indirect liability to the Borrower or any member of its

Controlled Group under Section 409 or 502 of ERISA or Section 4975 of the Code;
(ii) the Borrower or any member of its Controlled Group shall incur any accumulated funding deficiency, as defined in Section 412 of the Code, or request a funding waiver from the Internal Revenue Service for contributions;
(iii) the Borrower or any member of its Controlled Group shall incur any withdrawal liability as a result of a complete or partial withdrawal within the meaning of Section 4203 or 4205 of ERISA, or any other liability with respect to a Plan, unless the amount of such liability has been funded within the Plan or pursuant to one or more insurance contracts; (iv) the Borrower or any member of its Controlled Group shall fail to make a required contribution by the due date under Section 412 of the Code or Section 302 of ERISA which would result in the imposition of a lien under Section 412 of the Code or Section 302 of ERISA; (v) the Borrower, any member of its Controlled Group or any Plan sponsor shall notify the PBGC of an intent to terminate, or the PBGC shall institute proceedings to terminate, or the PBGC shall institute proceedings to terminate, any Plan subject to Title IV of ERISA; (vi) a Reportable Event shall occur with respect to a Plan subject to Title IV of ERISA, and within 15 days after the reporting of such Reportable Event to the Administrative Agent, the Administrative Agent shall have notified the Borrower in writing that the Determining Lenders have made a determination that, on the basis of such Reportable Event, there are reasonable grounds for the termination of such Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Plan and as a result thereof an Event of Default shall have occurred hereunder; (vii) a trustee shall be appointed by a court of competent jurisdiction to administer any Plan or the assets thereof; or (viii) any ERISA Event with respect to a Plan subject to Title IV of ERISA shall have occurred, and 30 days thereafter (A) such ERISA Event, other than such event described in clause (f) of the definition of ERISA Event herein, (if correctable) shall not have been corrected and (B) the then present value of such Plan's benefit liabilities, as defined in Title IV of ERISA, shall exceed the then current value of assets accumulated in such Plan; provided, however, that the events listed in subsections (i) - (viii) above shall constitute Events of Default only if the maximum aggregate liability which the Borrower or any member of its Controlled Group has a reasonable likelihood of incurring under the applicable provisions of ERISA resulting from an event or events (A) could reasonably be expected to have a Material Adverse Effect or (B) if capitalized as Indebtedness on the Financial Statements of the Borrower, would result in an Event of Default under Section 7.11 hereof.

         (j) Any Obligor or any Foreign Subsidiary shall fail to make any payment when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) with respect to any Indebtedness in excess of $5,000,000 beyond any grace period provided with respect thereto, or any other event or condition shall exist under any agreement or instrument under which such Indebtedness is created or evidenced beyond any applicable grace period, if the effect of such event or condition is to permit or cause the holder of such Indebtedness (or a trustee on behalf of any such holder) to (i) cause such Indebtedness to become due or prepaid prior to its date of maturity or (ii) require any Obligor or any Foreign Subsidiary of the Borrower to purchase, prepay or redeem such Indebtedness;

         (k) Except as a result of transactions permitted by this Agreement, any real property lease where the Borrower or any Subsidiary of the Borrower is the lessee shall terminate or cease to be effective, and termination or cessation thereof, together with all other real property leases, if any, which have been terminated or cease to be effective, could reasonably be expected to have a Material Adverse Effect; provided, however, that termination or cessation of a real property lease shall not constitute an Event of Default if another real property lease reasonably satisfactory to the Administrative Agent is contemporaneously substituted therefor;

         (l) Any provision of any Loan Document shall for any reason cease to be valid and binding on or enforceable against any party to it (other than the Administrative Agent, the Collateral Agent, or any Lender) in any material respect other than in accordance with its terms or as the appropriate parties under Section 11.11 hereof may otherwise agree in writing, and other than as a result of an action or inaction by the Administrative Agent, the Collateral Agent, any Lender or any representative thereof, or any such party (other than the Administrative Agent, the Collateral Agent or any Lender) shall so assert in writing;

         (m) Any Collateral Document shall for any reason cease to create a valid and perfected first priority Lien (subject to the Intercreditor Agreement) in any Collateral subject thereto, and other than as (i) a result of an action or inaction by the Administrative Agent, the Collateral Agent, any Lender or any representative thereof, or (ii) as expressly provided or permitted in such Collateral Document or in this Agreement;

         (n)     A Change of Control shall occur;

         (o) An Event of Default (as defined in the Amended and Restated Credit Agreement) shall occur; or

         (p) Total assets owned by all Foreign Subsidiaries shall exceed 3% of the aggregate amount of assets owned by the Borrower and its Subsidiaries.

         Section 8.2 Remedies. If an Event of Default shall have occurred and shall be continuing:

         (a) With the exception of an Event of Default specified in Section 8.1(f) or (g) hereof, the Administrative Agent may at its election (provided that the Administrative Agent has not previously received notice to the contrary from the Determining Lenders), and shall upon the direction of the Determining Lenders, but subject to the Intercreditor Agreement, terminate the Commitments and/or by written notice to the Borrower declare the principal of and interest on the Advances and all Obligations and other amounts owed under the Loan Documents to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, except for notices expressly set forth in the Loan Documents.

         (b)     Upon the occurrence of an Event of Default specified in
Section 8.1(f) or (g) hereof, such principal, interest and other amounts shall thereupon and concurrently therewith become due and payable and the Commitments shall forthwith terminate, all without any action by the Administrative Agent, any Lender or any holders of the Notes and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in the Loan Documents to the contrary notwithstanding.

         (c) Subject to the Intercreditor Agreement, the Administrative Agent and the Lenders may exercise all of the Rights granted to them under the Loan Documents or under Applicable Law.

         (d) The Rights of the Administrative Agent and the Lenders hereunder shall be cumulative, and not exclusive.


                                   ARTICLE 9

                            Changes in Circumstances

         Section 9.1 LIBOR Basis Determination Inadequate. If with respect to any proposed LIBOR Advance for any Interest Period, (i) any Lender determines that deposits in dollars (in the applicable amount) are not being offered to that Lender in the relevant market for such Interest Period or (ii) the Determining Lenders determine that the LIBOR Rate for such proposed LIBOR Advance does not adequately and fairly reflect the cost to such Lender of making and maintaining such proposed LIBOR Advance for such Interest Period, such Lender or Determining Lenders, as the case may be, shall forthwith give prompt notice thereof to the Borrower, whereupon until such Lender or Determining Lenders, as the case may be, notify the Borrower that the circumstances giving rise to such situation no longer exist, the obligation of such Lender to make LIBOR Advances shall be suspended; provided, however, such Lender or the Determining Lenders, as the case may be, shall promptly notify the Borrower if the circumstances giving rise to such situation no longer exist.

         Section 9.2 Illegality. If after the Agreement Date any change or phase-in of applicable law, rule or regulation, or adoption thereof, or any change in any interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for such Lender (or its LIBOR Lending Office) to make, maintain or fund its LIBOR Advances, such Lender shall promptly so notify the Borrower and the Administrative Agent. Before giving any notice to the Borrower pursuant to this Section, the notifying Lender shall designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for giving such notice and will not, in the reasonable judgment of the Lender, be disadvantageous to the Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2 hereof, the Borrower shall repay in full the then outstanding principal amount of each LIBOR Advance owing to the notifying Lender, together with accrued interest thereon and any reimbursement required under Section 2.8 hereof, on either (a) the last day of the Interest Period applicable to such Advance, if the Lender may lawfully continue to maintain and fund such Advance to such day, or (b) immediately, if the Lender may not lawfully continue to fund and maintain such Advance to such day or if the Borrower so elects. Concurrently with repaying each affected LIBOR Advance owing to such Lender if the Borrower does not terminate this Agreement, notwithstanding anything contained in Article 2 hereof, the Borrower may, without any requirement to satisfy the conditions precedent set forth in Section 3.1, 3.2 or 3.3, borrow a Base Rate Advance from such Lender, and such Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such repayment.

         Section 9.3      Increased Costs.

         (a) If after the Agreement Date any change, phase-in or adoption of any law, rule or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender (or its LIBOR Lending Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or compatible agency:

                 (i) shall subject a Lender (or its LIBOR Lending Office) to any Tax (net of any tax benefit engendered thereby) with respect to its LIBOR Advances or its obligation to make such Advances, or shall change the basis of taxation of payments to a Lender (or to its LIBOR Lending Office) of the principal of or interest on its LIBOR Advances or in respect of any other amounts due under this Agreement, as the case may be, or its obligation to make such Advances (except for changes in (A) the rate of tax on the overall net income, net worth or capital of the Lender and franchise taxes, doing business taxes or minimum taxes imposed upon such Lender, (B) withholding taxes of any Tribunal other than the United States of America or any state thereof and (C) taxes referred to in clauses (ii), (iii) and (iv) of Section 2.13(a) hereof); or

                 (ii) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System), special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, a Lender's LIBOR Lending Office or shall impose on the Lender (or its LIBOR Lending Office) or on the London interbank market any other condition affecting its LIBOR Advances or its obligation to make such Advances (but excluding any reserves or deposits that are included in the calculation of LIBOR Basis);

and the result of any of the foregoing is to increase the cost to a Lender (or its LIBOR Lending Office) of making or maintaining any LIBOR Advances, or to reduce the amount of any sum received or receivable by a Lender (or its LIBOR Lending Office) with respect thereto, by an amount deemed by a Lender to be material ("Increased Advance Costs"), then, within 30 days after demand by a Lender, the Borrower agrees to pay to such Lender such additional amount as will compensate such Lender for such Increased Advance Costs, subject to Section 11.9 hereof; provided, however, that the Borrower shall not be required to comply with this Section
9.3 to the extent the Borrower has complied with Section 2.13 hereof with respect to Taxes described in Section 9.3(a)(i) hereof. The affected Lender will as soon as practicable notify the Borrower of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different LIBOR Lending Office or other lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of the affected Lender made in good faith, be disadvantageous to such Lender. Notwithstanding the foregoing, any Lender's demand for Increased Advance Costs shall not include any Increased Advance Costs with respect to any period more than 180 days prior to the date that such Lender gives notice to the Borrower of such Increased Advance Costs unless the effective date of the condition which results in the right to receive Increased Advance Costs is retroactive (the "Increased Advance Costs Retroactive Effective Date"). If any Increased Advance Costs has an Increased Advance Costs Retroactive Effective Date and any Lender demands compensation within 180 days after the date setting the Increased Advance Costs Retroactive Date Effective Date (the "Increased Advance Costs Set Date"), such Lender shall have the right to receive such Increased Advance Costs from the Increased Advance Retroactive Effective Date. If a Lender does not demand such Increased Advance Costs within 180 days after the Increased Advance Costs Set Date, such Lender may not receive payment of Increased Advance Costs with respect to any period more than 180 days prior to such demand.

         (b) A certificate of any Lender claiming compensation under this Section and setting forth the additional amounts to be paid to it hereunder shall certify that such amounts or costs were actually incurred by such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be controlling absent demonstrable error. In determining such amount, a Lender may use any reasonable averaging and attribution methods. Nothing in this
Section 9.3 shall provide the Borrower or any of its Subsidiaries the right to inspect the records, files or books of any Lender. If a Lender demands compensation under this Section, the Borrower may at any time, upon at least five Business Days' prior notice to the Lender, after reimbursement to the Lender by the Borrower in accordance with this Section of all costs incurred, prepay in full the then outstanding LIBOR Advances of the Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.8 hereof. Concurrently with prepaying such LIBOR Advances, the Borrower may, without any requirement to satisfy the conditions precedent set forth in Section 3.1, 3.2 or 3.3, borrow a Base Rate Advance from the Lender, and the Lender shall make such Base Rate Advance, in an amount such that the outstanding principal amount of the Advances owing to such Lender shall equal the outstanding principal amount of the Advances owing immediately prior to such prepayment.

         Section 9.4 Effect On Base Rate Advances. If notice has been given pursuant to Section 9.1, 9.2 or 9.3 hereof suspending the obligation of a Lender to make LIBOR Advances, or requiring LIBOR Advances of a Lender to be repaid or prepaid, then, unless and until the Lender notifies the Borrower that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as LIBOR Advances shall be made instead as Base Rate Advances.

         Section 9.5 Capital Adequacy. If (a) the phase-in or the introduction of or any change in or in the interpretation of any law, rule or regulation after the Agreement Date or (b) compliance by a Lender with any Law or any guideline or request from any central bank or other governmental authority (whether or not having the force of law) adopted, promulgated or phased-in after the Agreement Date (any of such events in clauses (a) and (b) herein being referred to as a "Regulatory Modification") affects or would affect the amount of capital required or expected to be maintained by a Lender or any corporation controlling such Lender, and such Lender determines that the amount of such capital is increased by or based upon the existence of such Lender's commitment or Advances hereunder and other commitments or advances of such Lender of this type, then, within 20 days after demand by such Lender, subject to Section 11.9, the Borrower shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender with respect to such circumstances (collectively, "Additional Costs"), to the extent that such Lender reasonably determines in good faith such increase in capital to be allocable to the existence of such Lender's commitments hereunder, to the extent not compensated for in the Base Rate Basis or in the LIBOR Rate Basis or in amounts paid by the Borrower pursuant to Section 9.3 hereof. Notwithstanding the foregoing, any Lender's demand for Additional Costs shall not include any Additional Costs with respect to any period more than 180 days prior to the date that such Lender gives notice to the Borrower of such Additional Costs unless the effective date of the Regulatory Modification which results in the right to receive Additional Costs is retroactive (the "Regulatory Modification Retroactive Effective Date"). If any Regulatory Modification has a Regulatory Modification Retroactive Effective Date and any Lender demands compensation within 180 days after the date setting the Regulatory Modification Retroactive Effective Date (the "Regulatory Modification Set Date"), such Lender shall have the right to receive such Additional Costs from the Regulatory Modification Retroactive Effective Date. If a Lender does not demand such Additional Costs within 180 days after the Regulatory Modification Set Date, such Lender may not receive payment of Additional Costs with respect to any period more than 180 days prior to such demand. A certificate as to such amounts submitted to the Borrower by a Lender hereunder shall, in the absence of demonstrable error, be controlling and binding for all purposes. A certificate as to any additional amounts payable to any Lender under this Section 9.5 submitted to the Borrower by such Lender shall certify that such amounts were actually incurred by such Lender or corporation controlling such Lender and shall show in reasonable detail an accounting of the amount payable and the calculations used to determine in good faith such amount and shall be controlling absent demonstrable error. In determining such amount, such Lender or a corporation controlling such Lender may use any reasonable averaging and attribution methods. Notwithstanding the foregoing, nothing in this Section 9.5 shall provide the Borrower or any Subsidiary of the Borrower the right to inspect the records, files or books of any Lender or any corporation controlling such Lender.

         Section 9.6 Replacement Lender. If the Borrower becomes obligated to pay additional amounts to any Lender described in Section 9.2, 9.3 or 9.5, the Borrower may designate a financial institution reasonably acceptable to the Administrative Agent to replace such Lender by purchasing for cash and receiving an assignment of such Lender's pro rata share of such Lender's obligations under the Loan Documents and the Rights of such Lender under the Loan Documents without recourse to or warranty by, or expense to, such Lender, for a purchase price equal to the outstanding amounts owing to such Lender (including such additional amounts owing to such Lender pursuant to Section 9.3 or 9.5). Upon execution of an Assignment Agreement, such other financial institution shall be deemed to be a "Lender" for all purposes of this Agreement as set forth in Section 11.6 hereof.

         Section 9.7      Replacement by the Borrower of a Lender.

         (a) Acquired Lender. If any lender is acquired by or merges with any other Person (including any other Lender) and (i) such lender is not the surviving Person, and (ii) there exists no Default or Event of Default hereunder, the Borrower may replace such Lender in whole with another Eligible Assignee reasonably acceptable to the Administrative Agent pursuant to an Assignment Agreement within thirty days following the date of consummation of any such acquisition or merger.

         (b) Certain Circumstances. If (i) there exists no Default or Event of Default on any such date and no Default or Event of Default shall be caused by the action permitted below and (ii) any Lender refuses to consent to any amendment, waiver or consent to any provision hereof or in any Loan Documents in accordance with the terms of Section 11.11 hereof (other than an amendment to increase the Commitment of such Lender), but to which each other Lender has previously agreed, then, the Borrower may, within 90 days after the date of such consent, amendment or waiver, replace such Lender in whole with another Eligible Assignee, pursuant to an Assignment Agreement.


                                   ARTICLE 10

                            Agreement Among Lenders

         Section 10.1 Agreement Among Lenders. The Lenders agree among themselves that:

         (a) Administrative Agent. Each Lender hereby appoints the Administrative Agent as its nominee in its name and on its behalf, to receive all documents and items to be furnished hereunder; to act as nominee for and on behalf of all Lenders under the Loan Documents; to, except as otherwise expressly set forth herein, take such action as may be requested by the Determining Lenders, provided that, (i) unless and until the Administrative Agent shall have received such requests, the Administrative Agent may take such administrative action, or refrain from taking such administrative action, as it may deem advisable and in the best interests of the Lenders, and (ii) the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or Applicable Law; to arrange the means whereby the proceeds of the Advances of the Lenders are to be made available to the Borrower; to distribute promptly to each Lender information, requests and documents received from the Borrower, and each payment (in like funds received) with respect to any of such Lender's Advances, or the ratable amount of fees or other amounts; and to deliver to the Borrower requests, demands, approvals and consents received from the Lenders. The Administrative Agent agrees to promptly distribute to each Lender, at such Lender's address set forth below information, requests, documents and payments received from the Borrower. The Administrative Agent shall have no trustee or other fiduciary relationship in respect of any Lender by reason of this Agreement or any other Loan Document. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement. The duties of the Administrative Agent are mechanical and administrative in nature.

         (b) Replacement of Administrative Agent. Should the Administrative Agent or any successor Administrative Agent ever cease to be a Lender hereunder, or should the Administrative Agent or any successor Administrative Agent ever resign as Administrative Agent, or should the Administrative Agent or any successor Administrative Agent ever be removed with cause or without cause by the action of the Determining Lenders (other than the Administrative Agent), then the Lender appointed by the other Lenders (provided no Event of Default shall have occurred and be continuing, with the consent of the Borrower, which consent shall not be unreasonably withheld) shall forthwith become the Administrative Agent, and the Borrower and the Lenders shall execute such documents as any Lender may reasonably request to reflect such change at no cost to the Borrower. Any resignation or removal of the Administrative Agent or any successor Administrative Agent shall become effective upon the appointment by the Lenders of a successor Administrative Agent from among the other Lenders; provided, however, if no successor Administrative Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Administrative Agent's giving of notice of resignation or the Lenders' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Lenders and, provided that no Event of Default shall have occurred and be continuing, with the consent of the Borrower, which consent shall not be unreasonably withheld, appoint a successor Administrative Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as the Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents, provided that if the retiring or removed Administrative Agent is unable to appoint a successor Administrative Agent, the Administrative Agent shall, after the expiration of a 60 day period from the date of notice, be relieved of all obligations as Administrative Agent hereunder. Notwithstanding any Administrative Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Agreement.

         (c) Expenses. Each Lender shall pay its pro rata share, based on its Total Specified Percentage, of any reasonable expenses paid by the Administrative Agent directly and solely in connection with any of the Loan Documents (other than expenses for which the Administrative Agent has received compensation in the form of the fees set forth in the Administrative Agent Fee Letter) if the Administrative Agent does not receive reimbursement therefor from other sources within 60 days after the date incurred. Any amount so paid by the Lenders to the Administrative Agent shall be returned by the Administrative Agent pro rata to each paying Lender to the extent later paid by the Borrower or any other Person on the Borrower's behalf to the Administrative Agent.

         (d) Delegation of Duties. The Administrative Agent may execute any of its duties hereunder by or through officers, directors, employees, attorneys or agents, and shall be entitled to (and shall be protected in relying upon) advice of counsel concerning all matters pertaining to its duties hereunder.

         (e) Reliance by Administrative Agent. The Administrative Agent and its officers, directors, employees, attorneys and agents shall be entitled to rely and shall be fully protected in relying on any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telex or teletype message, statement, order, or other document or conversation reasonably believed by it or them in good faith to be genuine and correct and to have been signed or made by the proper Person and, with respect to legal matters, upon opinions of counsel selected by the Administrative Agent. The Administrative Agent may, in its reasonable judgment, deem and treat the payee of any Note as the owner thereof for all purposes hereof.

         (f) Limitation of Administrative Agent's Liability. Neither the Administrative Agent nor any of its officers, directors, employees, attorneys or agents shall be liable for any action taken or omitted to be taken by it or them hereunder in good faith and believed by it or them to be within the discretion or power conferred to it or them by the Loan Documents or be responsible for the consequences of any error of judgment, except for its or their own gross negligence or wilful misconduct. Except as aforesaid, the Administrative Agent shall be under no duty to enforce any rights with respect to any of the Advances, or any security therefor. The Administrative Agent shall not be compelled to do any act hereunder or to take any action towards the execution or enforcement of the powers hereby created or to prosecute or defend any suit in respect hereof, unless indemnified to its reasonable satisfaction against loss, cost, liability and expense. The Administrative Agent shall not be responsible in any manner to any Lender for the effectiveness, enforceability, genuineness, validity or due execution of any of the Loan Documents, or for any representation, warranty, document, certificate, report or statement made herein or furnished in connection with any Loan Documents, or be under any obligation to any Lender to ascertain or to inquire as to the performance or observation of any of the terms, covenants or conditions of any Loan Documents on the part of the Borrower or any other

Obligor. TO THE EXTENT NOT REIMBURSED BY THE BORROWER, EACH LENDER HEREBY SEVERALLY INDEMNIFIES AND HOLDS HARMLESS THE ADMINISTRATIVE AGENT, PRO RATA ACCORDING TO ITS TOTAL SPECIFIED PERCENTAGE, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES AND/OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, ASSERTED AGAINST, OR INCURRED BY THE ADMINISTRATIVE AGENT (IN SUCH CAPACITY) IN ANY WAY WITH RESPECT TO ANY LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED BY THE ADMINISTRATIVE AGENT UNDER THE LOAN DOCUMENTS (INCLUDING ANY NEGLIGENT ACTION OF THE ADMINISTRATIVE AGENT), EXCEPT TO THE EXTENT THE SAME ARE FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO RESULT FROM GROSS NEGLIGENCE OR WILFUL MISCONDUCT BY THE ADMINISTRATIVE AGENT. THE INDEMNITY PROVIDED IN THIS SECTION 10.1(f) SHALL SURVIVE TERMINATION OF THIS AGREEMENT.

         (g) Liability Among Lenders. No Lender shall incur any liability (other than the sharing of expenses and other matters specifically set forth herein and in the other Loan Documents) to any other Lender, except for acts or omissions in bad faith.

         (h) Rights as Lender. With respect to its commitment hereunder, the Advances made by it and the Notes issued to it, the Administrative Agent shall have the same rights as a Lender and may exercise the same as though it were not the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. The Administrative Agent or any Lender may accept deposits from, act as trustee under indentures of, and generally engage in any kind of business with, the Borrower and any of its Affiliates, and any Person who may do business with or own securities of the Borrower or any of its Affiliates, all as if the Administrative Agent were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

         Section 10.2 Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based upon the financial statements referred to in Sections 4.1(j), 6.1, and 6.2 hereof, and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents. Each Lender also acknowledges that its decision to fund the initial Advances shall constitute evidence to the Administrative Agent that such Lender has deemed all of the conditions set forth in Section 3.1 to have been satisfied.

         Section 10.3 Benefits of Article. None of the provisions of this Article shall inure to the benefit of any Person other than Lenders and, with respect to Section 10.1(b), the Borrower;

consequently, no such other Person shall be entitled to rely upon, or to raise as a defense, in any manner whatsoever, the failure of the Administrative Agent or any Lender to comply with such provisions.


                                   ARTICLE 11

                                 Miscellaneous

         Section 11.1     Notices.

         (a) All notices and other communications under this Agreement shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answer back received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                 (i)      If to the Borrower, at:

                          Pillowtex Corporation
                          4111 Mint Way
                          Dallas, Texas 75237
                          Attention:       Chief Financial Officer
                          Telephone:       (214) 333-3225
                          Telecopier:      (214) 330-6016

                 (ii)     If to the Administrative Agent, at:

                          NationsBank of Texas, N.A.
                          901 Main Street, 13th Floor
                          Dallas, Texas 75202-3714
                          Attn:   Marie T. Lancaster
                          Telephone:       (214) 508-2158
                          Telecopier:      (214) 508-2515

                 (iii) If to a Lender, at its address shown below its name on the signature pages hereof, or if applicable, set forth in its Assignment Agreement.

         (b) Any party hereto may change the address to which notices shall be directed by giving 10 days' written notice of such change to the other parties.

         Section 11.2     Expenses.  The Borrower shall promptly pay:

         (a) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, the transactions contemplated hereunder and thereunder, and the making of Advances hereunder, including without limitation the reasonable fees and disbursements of Special Counsel;

         (b) all reasonable out-of-pocket expenses, including reasonable attorneys' fees, of the Administrative Agent in connection with the transactions contemplated in this Agreement and the other Loan Documents and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent relating to this Agreement or the other Loan Documents; and

         (c) all reasonable out-of-pocket costs, expenses and attorneys' fees of the Administrative Agent and each Lender incurred for enforcement, collection, restructuring, refinancing and "work-out", or otherwise incurred in obtaining performance under the Loan Documents, which in each case shall include without limitation reasonable fees and expenses of consultants, counsel for the Administrative Agent and any Lender.

         Section 11.3 Waivers. The rights and remedies of the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of such right. The Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any funding of a request for an Advance. In the event that any Lender decides to fund an Advance at a time when the Borrower is not in strict compliance with the terms of this Agreement, such decision by such Lender shall not be deemed to constitute an undertaking by the Lender to fund any further requests for Advances or preclude the Lenders from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing by the Lenders at variance with the terms of the Agreement such as to require further notice by the Lenders of the Lenders' intent to require strict adherence to the terms of the Agreement in the future. Any such actions shall not in any way affect the ability of the Administrative Agent or the Lenders, in their discretion, to exercise any rights available to them under this Agreement or under any other agreement, whether or not the Administrative Agent or any of the Lenders are a party thereto, relating to the Borrower.

         Section 11.4 Calculation by the Lenders Conclusive and Binding. Any mathematical calculation required or expressly permitted to be made by the Administrative Agent or any Lender under this Agreement shall be controlling, absent demonstrable error.

         Section 11.5 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence and during the continuation of an Event of Default, each Lender and any subsequent holder of any Note, and any assignee of any Note, subject to the Intercreditor Agreement, is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower or any other Person, any such notice being hereby expressly waived, to set-off, appropriate and apply any deposits (general or special (except trust and escrow accounts), time or demand, including without limitation Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by such Lender or holder to or for the credit or the account of the Borrower, against and on account of the Obligations and other liabilities of the Borrower to such Lender or holder, irrespective of whether or not (a) the Lender or holder shall have made any demand hereunder, or (b) the Lender or holder shall have declared the principal of and interest on the Advances and other amounts due hereunder to be due and payable as permitted by Section 8.2 hereof (but after each set-off such Lender shall promptly notify the Administrative Agent and the Borrower). Any sums obtained by any Lender or by any assignee or subsequent holder of any Note shall, subject to the Intercreditor Agreement, be subject to pro rata treatment of all Obligations and other liabilities hereunder in accordance with each Specified Percentage.

         Section 11.6     Assignment.

         (a) The Borrower may not assign or transfer any of its rights or obligations hereunder or under the other Loan Documents without the prior written consent of the Lenders.

         (b) No Lender shall be entitled to assign or grant a participation in its interest in this Agreement, its Notes or its Advances, except as hereinafter set forth.

         (c) Each Lender may sell participations to one or more banks or other entities (the "Participants") in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Advances owing to it and the Note or Notes held by it) (the "Participations"); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Specified Percentage of the Commitments) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of any such Note for all purposes of this Agreement, (iv) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, (v) no Participant under any such Participation shall have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would (A) reduce or postpone any date fixed for payment of principal of, or interest on, the Notes or any fees or other amounts payable hereunder (B) increase the commitment of any Participant or (C) release any Collateral or security for the Obligations, except pursuant to the Loan Documents, in each case to the extent subject to such Participation, and (vi) no Participation shall be in an amount less than

$5,000,000. The Lenders may, subject to Section 11.13 hereof, provide copies of all financial information received from the Borrower to such Participants.

         (d) Each Lender may assign to one or more Eligible Assignees its rights and obligations under this Agreement and the other Loan Documents; provided, however, that (i) each such assignment shall be subject to the prior written consent of the Administrative Agent and Borrower, which consents shall not be unreasonably withheld (provided, however, notwithstanding anything herein to the contrary, no consent of the (A) Borrower is required for any assignment (x) during any time that an Event of Default has occurred and is continuing, (y) to an Affiliate of a Lender and (z) to another Lender hereunder and (B) Administrative Agent is required for any assignment (y) to an Affiliate of a Lender and (z) to another Lender hereunder), (ii) no such assignment (including any simultaneous assignment pursuant to the Amended and Restated Credit Agreement) shall be in an amount less than $5,000,000, unless the commitment (including any commitment under the Amended and Restated Credit Agreement) of a Lender is less than $5,000,000, in which case such assignment may be in the aggregate amount of such Lender's Specified Percentage of the Commitments, (iii) the applicable Lender, Administrative Agent, the Borrower and Eligible Assignee shall execute and deliver to the Administrative Agent an Assignment and Acceptance Agreement (an "Assignment Agreement") in substantially the form of Exhibit G hereto, together with the Notes subject to such assignment and (iv) the Eligible Assignee executing the Assignment, shall deliver to the Administrative Agent a processing fee of $3,500 (less any processing fee paid in respect of a simultaneous assignment under the Amended and Restated Credit Agreement). Upon such execution, delivery and acceptance from and after the effective date specified in each Assignment, which effective date shall be at least three Business Days after the execution thereof and the recordation of the information therein in the Register pursuant to Section 11.6(j) hereof, (A) the Eligible Assignee thereunder shall be party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment, have the rights and obligations of a Lender hereunder and (B) the applicable Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment, relinquish such rights and be released from such obligations under this Agreement; provided, however, the indemnity provided such Lender in Section 5.9 hereof shall survive such assignment.

         (e)     Notwithstanding anything in clause (d) above to the contrary,
(i) any Lender may assign and pledge all or any portion of its Advances and Notes to any Federal Reserve Bank as collateral security pursuant to Regulation A of F.R.S. Board and any Operating Circular issued by such Federal Reserve Bank and (ii) any Lender that is a fund may at any time assign or pledge all or any portion of its rights under this Agreement to secure such Lender's indebtedness; provided, however, that no such assignment under this clause (e) shall release the assignor Lender from its obligations hereunder.

         (f) Upon its receipt of an Assignment Agreement executed by a Lender and an Eligible Assignee, and any Note or Notes subject to such assignment, the Borrower shall, subject to the Borrower's rights under Section 11.6(d), within five Business Days after its receipt of such Assignment Agreement execute and deliver to the Administrative Agent in exchange for the surrendered Notes new Notes to the order of such Eligible Assignee in an amount equal to the portion of the Advances and the Specified Percentage of the Commitments assigned to it pursuant to such Assignment Agreement and new Notes to the order of the assignor Lender in an amount equal to the portion of the Advances and the Specified Percentage of the Commitments retained by it hereunder. Such new Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Notes, shall be dated the effective date of such Assignment Agreement and shall otherwise be in substantially the form of Exhibit A or B, as applicable, hereto.

         (g) Any Lender may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.6, disclose to the Eligible Assignee or Participant or proposed Eligible Assignee or participant, any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower, provided such Person agrees in writing to handle such information in accordance with the standards set forth in Section 11.13 hereof.

         (h) Except as specifically set forth in this Section 11.6, nothing in this Agreement or any other Loan Documents, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any other Loan Documents.

         (i) Notwithstanding anything in this Section 11.6 to the contrary, no Eligible Assignee or Participant (nor the assigning or participating Lender) shall be entitled to receive (whether individually or collectively) any greater payment under Section 2.13 or Section 9.3 or Section 9.5 than such assigning or participating Lender or any other Lender would have been entitled to receive with respect to the interest assigned or participated to such Eligible Assignee or Participant.

         (j) The Administrative Agent shall maintain at its address referred to in Section 11.1 a copy of each Assignment Agreement delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders, any U.S. taxpayer identification number, the Specified Percentages of the Lenders (the "Ownership Information"), whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment Agreement and the effective date and amount of each Assignment Agreement delivered to and accepted by it and the parties thereto. Any transfer of an ownership interest in any Advance, including any right to principal or interest payable with respect to such Advance, shall be subject to and conditioned upon the due recordation of such transfer and the Ownership Information with respect to the transferee in the Register and such transfer shall be effective only upon such recordation (and not prior thereto), which recordation the Administrative Agent agrees to make. The entries in the Register shall be controlling for all purposes, absent demonstrable error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes hereof. The Register shall be available for inspection by the Borrower or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

         Section 11.8 Severability. Any provision of this Agreement or any other Loan Document which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability without invalidating the remaining provisions hereof or thereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 11.9 Interest and Charges. It is not the intention of any parties to this Agreement to make an agreement in violation of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in any Loan Documents, no Lender shall ever be entitled to charge, receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Rate. If any Lender or participant ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, the Borrower and the Lenders shall, to the maximum extent permitted under Applicable Law, (a) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effect thereof, and (c) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligations so that the interest rate is uniform throughout the entire term of the Obligations; provided, however, that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount of the Obligations owing, and, in such event, the Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate. This Section shall control every other provision of all agreements pertaining to the transactions contemplated by or contained in the Loan Documents.

         Section 11.10 Headings. Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

         Section 11.11 Amendment and Waiver. Subject to the Intercreditor Agreement, the provisions of this Agreement may not be amended, modified or waived except by the written agreement of the Borrower and the Determining Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Lenders, if it would (i) increase the amount of the Facility A Term Loan Commitment or the Facility B Term

Loan Commitment, (ii) change the Specified Percentage or commitment of any Lender, or (iii) extend or postpone the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal or interest on, or reduce the rate of interest on, any Advance, or other amount owing under any Loan Documents to which such Lender is entitled or (iv) release any guaranty of the Obligations or all or substantially all of the Collateral (except, in any case, pursuant to this Agreement or the other Loan Documents), or (v) reduce the fees payable hereunder to which such Lender is entitled, or (vi) revise this Section 11.11, or (vii) waive or extend the date for payment or prepayment of any principal, interest or fees hereunder or (viii) amend the definition of "Determining Lenders", "Facility A Term Loan Specified Percentage", "Facility B Term Loan Specified Percentage" or "Total Specified Percentage", or (b) without the consent of the Administrative Agent, if it, would alter the rights, duties or obligations of the Administrative Agent. Notwithstanding anything in this Agreement to the contrary, no amendment, waiver or consent that changes the allocations of payments between the Facility A Term Loan Advances and the Facility B Term Loan Advances may be without the express written consent of the following: Lenders holding more than 50% of all outstanding Facility A Term Loan Advances and the Lenders holding more than 50% of all outstanding Facility B Term Loan Advances. Neither this Agreement nor any term hereof may be amended orally, nor may any provision hereof be waived orally but only by an instrument in writing signed by the Administrative Agent and, in the case of an amendment, by the Borrower.

         Section 11.12 Exception to Covenants. Neither the Borrower nor any of its Subsidiaries shall be deemed to be permitted to take any action or fail to take any action which is permitted as an exception to any of the covenants contained herein or which is within the permissible limits of any of the covenants contained herein if such action or omission would result in the breach of any other covenant contained herein.

         Section 11.13 Confidentiality. Each Lender and the Administrative Agent agrees (on behalf of itself and each of its Affiliates, directors, officers, employees and representatives) to keep confidential, in accordance with customary procedures for handling confidential information of this nature and in accordance with safe and sound banking or investment practices, any non-public information supplied to it by the Borrower or any of its Affiliates pursuant to this Agreement, provided that nothing herein shall limit the disclosure of any such information (a) to the extent required by statute, rule, regulation or judicial process, (b) to counsel for any Lender or the Administrative Agent, (c) to bank or other examiners, regulatory bodies, auditors or accountants of any Lender, (d) to the Administrative Agent or any other Lender or any Affiliate thereof, (e) in connection with any Litigation relating to the transactions contemplated by the Loan Documents to which any one or more of Lenders is a party, (f) to the extent necessary in connection with the exercise of any Right under this Agreement or any other Loan Document, or (g) to any Eligible Assignee or Participant (or prospective Eligible Assignee or Participant) or to any direct or indirect contractual counterparties in swap agreements or to the professional advisors of such swap counterparties so long as such Eligible Assignee or Participant (or prospective Eligible Assignee or Participant) or direct or indirect contractual counterparties in swap agreements or such swap counterparties' professional advisors agrees to handle such information in accordance with the provisions of this Section 11.13.

         SECTION 11.14 GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA. THE LOAN DOCUMENTS ARE PERFORMABLE IN DALLAS COUNTY, TEXAS, AND THE BORROWER AND EACH SURETY, GUARANTOR, ENDORSER AND ANY OTHER PARTY EVER LIABLE FOR PAYMENT OF ANY MONEY PAYABLE WITH RESPECT TO THE LOAN DOCUMENTS, JOINTLY AND SEVERALLY WAIVE THE RIGHT TO BE SUED ELSEWHERE. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, SHALL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION WITH THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND HEREBY SUBMITS WITH RESPECT TO ITSELF AND ITS PROPERTY TO THE JURISDICTION OF ANY SUCH COURT FOR THE PURPOSE OF ANY SUIT, ACTION, PROCEEDING OR JUDGMENT RELATING TO OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT.

         SECTION 11.15 WAIVER OF JURY TRIAL. EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY KNOWINGLY VOLUNTARILY, IRREVOCABLY AND INTENTIONALLY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THIS PROVISION IS A MATERIAL INDUCEMENT TO EACH LENDER ENTERING INTO THIS AGREEMENT AND MAKING ANY ADVANCES HEREUNDER.

         SECTION 11.16 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

BORROWER:                               PILLOWTEX CORPORATION



                                        By:  /S/ J. MARK KIRKPATRICK
                                           -----------------------------------
                                           J. Mark Kirkpatrick
                                           Vice President & Treasurer

ADMINISTRATIVE AGENT:                   NATIONSBANK OF TEXAS, N.A., as
                                        Administrative Agent



                                        By: /s/ SUZANNE B. SMITH
                                           -----------------------------------
                                           Suzanne B. Smith
                                           Vice President


LENDERS:                                NATIONSBANK OF TEXAS, N.A., as a Lender



                                        By: /s/ SUZANNE B. SMITH
                                           -----------------------------------
                                           Suzanne B. Smith
                                           Vice President

                                           901 Main Street, 67th Floor
                                           Dallas, Texas 75202
                                           Attn:    Suzanne B. Smith

                                        BANK OF AMERICA NT&SA



                                        By: /s/ JAMES E. FLORCZAK
                                           -----------------------------------
                                           Name: JAMES E. FLORCZAK
                                                ------------------------------
                                           Title: MANAGING DIRECTOR
                                                 -----------------------------

                                        231 South LaSalle Street, 9Q
                                        Chicago, Illinois 60697
                                        Attn: JAMES E. FLORCZAK
                                             ---------------------------------
                                              MANAGING DIRECTOR

                                       THE BANK OF NOVA SCOTIA
                                       ATLANTA AGENCY



                                       By:   /s/ F.C.H. ASHBY
                                          -------------------------------------
                                          Name:  F.C.H. ASHBY
                                               --------------------------------
                                          Title: SENIOR MANAGER LOAN OPERATIONS
                                                -------------------------------

                                       600 Peachtree Street, N.E.
                                       Suite 2700
                                       Atlanta, Georgia 30308
                                       Attn:   F.C.H. Ashby

                                        THE FIRST NATIONAL BANK OF CHICAGO



                                        By:  /s/  JENNY GILPIN
                                           -----------------------------------
                                           Jenny Gilpin
                                           Vice President

                                        One First National Plaza, Suite 0324
                                        Chicago, Illinois 60670
                                        Attn:   Jenny Gilpin

                                        COMERICA BANK



                                        By:  /s/  KIM A. UHLEMANN
                                           -----------------------------------
                                           Name:  KIM A. UHLEMANN
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        4100 Spring Valley Road, Suite 900
                                        Dallas, Texas 75244
                                        Attn:   Kim A. Uhlemann

                                        CREDIT LYONNAIS NEW YORK BRANCH



                                        By: /s/ ROBERT IVOSEVICH
                                           -----------------------------------
                                           Name: ROBERT IVOSEVICH
                                                ------------------------------
                                           Title: SENIOR VICE PRESIDENT
                                                 -----------------------------

                                        2200 Ross Avenue, Suite 4400W
                                        Dallas, Texas 75201
                                        Attn:   Robert Smith

                                        WELLS FARGO BANK (TEXAS),
                                        NATIONAL ASSOCIATION



                                        By: /s/ MARY JO HOCH
                                           -----------------------------------
                                           Name: MARY JO HOCH
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        1445 Ross Avenue, 3rd Floor
                                        Dallas, Texas 75202
                                        Attn:   Mary Jo Hoch

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.



                                        By: /s/ CHRIS W. HOLDER
                                           -----------------------------------
                                           Name: CHRIS W. HOLDER
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        2001 Ross Avenue, LB 118
                                        Dallas, Texas 75201
                                        Attn:   John Mearns

                                        BANK ONE, TEXAS, N.A.



                                        By: /s/ SCOTT RHEA
                                           -----------------------------------
                                           Name: SCOTT RHEA
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        1717 Main Street, 3rd Floor
                                        Dallas, Texas 75201
                                        Attn:   Scott Rhea

                                        BANKBOSTON, N.A.



                                        By: /s/ RANDALL PARRISH
                                           -----------------------------
                                           Name: RANDALL PARRISH
                                                ------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------

                                        115 Perimeter Center Place, N.E.
                                        Suite 500
                                        Atlanta, Georgia 30346
                                        Attn:   Randall Parrish

                                        BHF-BANK AKTIENGESELLSCHAFT


                                        By:  /s/  JOHN SYKES   THOMAS J. SCIFO
                                           -----------------------------------
                                           Name:  JOHN SYKES   THOMAS J. SCIFO
                                                ------------------------------
                                           Title: AVP          AVP
                                                 -----------------------------

                                        590 Madison Avenue
                                        New York, New York 10022-2540
                                        Attn:   Thomas J. Scifo

                                        FIRST UNION NATIONAL BANK



                                        By:       /s/ ED ROSS
                                           -----------------------------------
                                           Name:      ED ROSS
                                               -------------------------------
                                           Title:    VICE PRESIDENT
                                                 -----------------------------

                                        301 South College Street, 5th Floor
                                        Charlotte, North Carolina 28288-0745
                                        Attn:   Brent Cummings

                                        GENERAL ELECTRIC CAPITAL CORPORATION



                                        By:        /s/ ROGER M. BURNS
                                           -----------------------------------
                                           Name:       ROGER M. BURNS
                                                ------------------------------
                                           Title:  DULY AUTHORIZED SIGNATORY
                                                 -----------------------------

                                        201 High Ridge Road
                                        Stamford, Connecticut 06927-5100
                                        Attn:   Roger Burns

                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND", NEW YORK BRANCH



                                        By: /s/ W. PIETER C. KODDE
                                           -----------------------------------
                                           Name: W. PIETER C. KODDE
                                                ------------------------------
                                           Title:  VICE PRESIDENT
                                                 -----------------------------


                                        By:  /s/ DANA W. HEMENWAY
                                           -----------------------------------
                                           Name:  DANA W. HEMENWAY
                                                ------------------------------
                                           Title:  VICE PRESIDENT
                                                 -----------------------------

                                        245 Park Avenue
                                        New York, New York 10167
                                        Attn:   Corporate Services Department

                                        with a copy to:

                                        Rabobank Nederland
                                        One Galleria Tower
                                        13355 Noel Road, Lock Box 69
                                        Dallas, Texas 75240
                                        Attn:   David Streeter

                                        SOCIETE GENERALE, SOUTHWEST AGENCY



                                        By: /s/ DAVID C. OLDANI
                                           -----------------------------------
                                           Name:  DAVID C. OLDANI
                                                ------------------------------
                                           Title:  ASSISTANT TREASURER
                                                 -----------------------------


                                        By:  /s/ CHRISTOPHER J. SPELTZ
                                           -----------------------------------
                                           Name:  CHRISTOPHER J. SPELTZ
                                                ------------------------------
                                           Title:   V.P. AND MANAGER
                                                 -----------------------------

                                        2001 Ross Avenue, Suite 4800
                                        Dallas, Texas 75201
                                        Attn:   Dave Oldani

                                        THE BANK OF NEW YORK



                                        By:   /s/ RONALD R. REEDY
                                           -----------------------------------
                                           Name:  RONALD R. REEDY
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        One Wall Street, 22nd Floor
                                        New York, New York 10286
                                        Attn:   Ronald R. Reedy

                                        COMPAGNIE FINANCIERE DE CIC ET
                                        DE L'UNION EUROPEENNE



                                        By:   /s/ MARCUS EDWARD
                                           -----------------------------------
                                           Name:  MARCUS EDWARD
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------


                                        By:   /s/ SEAN MOUNIER
                                           -----------------------------------
                                           Name:  SEAN MOUNIER
                                                ------------------------------
                                           Title: FIRST VICE PRESIDENT
                                                 -----------------------------

                                        520 Madison Avenue, 37th Floor
                                        New York, New York 10022
                                        Attn:   Anthony Rock

                                        CREDITANSTALT BANKVEREIN



                                        By:   /s/ ROBERT M. BIRINGER
                                           -----------------------------------
                                           Name:  ROBERT M. BIRINGER
                                                ------------------------------
                                           Title: EXECUTIVE V.P.
                                                 -----------------------------


                                        By:   /s/ JOHN G. TAYLOR
                                           -----------------------------------
                                           Name:  JOHN G. TAYLOR
                                                ------------------------------
                                           Title: SENIOR ASSOCIATE
                                                 -----------------------------

                                        Two Ravinia Drive, Suite 1680
                                        Atlanta, Georgia 30346
                                        Attn:   John Taylor

                                        FLEET BANK, N.A.



                                        By: /s/ DAVID R. DUBINSKY
                                           -----------------------------------
                                           David R. Dubinsky
                                           Senior Vice President

                                        1185 Avenue of the Americas, 2nd Floor
                                        New York, New York 10036-6710
                                        Attn:   David R. Dubinsky

                                        THE FUJI BANK, LTD. - HOUSTON AGENCY



                                        By:   /s/ PHILIP C. LAUINGER III
                                           -----------------------------------
                                           Name:  PHILIP C. LAUINGER III
                                                ------------------------------
                                           Title: VICE PRESIDENT & MANAGER
                                                 -----------------------------

                                        1221 McKinney, Suite 4100
                                        Houston, Texas 77010
                                        Attn:   Jay Fort

                                        NATIONAL BANK OF CANADA



                                        By:   /s/  LARRY L. SEARS
                                           -----------------------------------
                                           Name:   LARRY L. SEARS
                                                ------------------------------
                                           Title:  GROUP VICE PRESIDENT
                                                 -----------------------------


                                        By:   /s/  JOHN T. DIXON
                                           -----------------------------------
                                           Name:   JOHN T. DIXON
                                                ------------------------------
                                           Title:  VICE PRESIDENT
                                                 -----------------------------

                                        2121 San Jacinto, Suite 1850
                                        Dallas, Texas 75201
                                        Attn:   William Handley

                                        NATIONAL CITY BANK OF KENTUCKY



                                        By:  /s/  DON R. PULLEN
                                           -----------------------------------
                                           Don R. Pullen
                                           Vice President

                                        101 South Fifth Street
                                        Southern Banking
                                        Louisville, Kentucky 40202
                                        Attn:   Don R. Pullen

                                        THOROUGHBRED LIMITED PARTNERSHIP I

                                        By:     Appaloosa Management L.P.
                                                its General Partner

                                        By:     Appaloosa Partners Inc.
                                                its General Partner



                                        By:  /s/  JAMES E. BOLIN
                                           -----------------------------------
                                           Name:  JAMES E. BOLIN
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        c/o Appaloosa Partners
                                        51 JFK Parkway
                                        Short Hills, New Jersey 07078
                                        Attn:   James E. Bolin

                                        KZH HOLDING CORPORATION III



                                        By:  /s/  VIRGINIA R. CONWAY
                                           -----------------------------------
                                           Name:  VIRGINIA R. CONWAY
                                                ------------------------------
                                           Title: AUTHORIZED AGENT
                                                 -----------------------------

                                        c/o Chancellor Capital Management
                                        1166 Avenue of the Americas
                                        27th Floor
                                        New York, New York 10036
                                        Attn:   Chris Jansen

                                        PRIME INCOME TRUST



                                        By: /s/ VIRGINIA R. CONWAY
                                           -----------------------------------
                                           Name: VIRGINIA R. CONWAY
                                                ------------------------------
                                           Title: AUTHORIZED AGENT
                                                 -----------------------------

                                        c/o Dean Witter Intercapital
                                        Two World Trade Center, 72nd Floor
                                        New York, New York 10048
                                        Attn: VIRGINIA R. CONWAY
                                             ---------------------------------

                                        DEEPROCK & COMPANY

                                        By:     Eaton Vance Management, as
                                                Investment Advisor



                                                By: /s/ SCOTT H. PAGE
                                                   ---------------------------
                                                   Name: SCOTT H. PAGE
                                                        ----------------------
                                                   Title: VICE PRESIDENT
                                                         ---------------------

                                        c/o State Bank & Trust Company
                                        Corporate Trust Division
                                        One Enterprise Drive
                                        North Quincy, Massachusetts 02171
                                        Attn:   Patrick McEnroe

                                        with a copy to:

                                        Eaton Vance Management
                                        Attn:   Prime Rate Reserves
                                        24 Federal Street, 6th Floor
                                        Boston, Massachusetts 02110

                                        CREDIT AGRICOLE INDOSUEZ



                                        By: /s/ MURRAY KENNEY
                                           -----------------------------------
                                           Name: MURRAY KENNEY
                                                ------------------------------
                                           Title: MANAGING DIRECTOR
                                                 -----------------------------

                                        By: /s/ FRANCOISE BERTHELOT
                                           -----------------------------------
                                           Name: FRANCOISE BERTHELOT
                                                ------------------------------
                                           Title: VICE PRESIDENT
                                                 -----------------------------

                                        1211 Avenue of the Americas
                                        New York, New York 10036-8701

                                        MERRILL LYNCH SENIOR FLOATING RATE
                                        FUND, INC.



                                        By: /s/ ANNE McCARTHY
                                           -----------------------------------
                                           Name: ANNE McCARTHY
                                                ------------------------------
                                           Title: AUTHORIZED SIGNATORY
                                                 -----------------------------

                                        c/o Merrill Lynch Asset Management
                                        800 Scudders Mill Road
                                        Plainsboro, New Jersey 08536
                                        Attn:   Ann MacCarthy

                                  CRESCENT/MACH I PARTNERS, L.P.

                                  By:     TCW Asset Management Company
                                          Its Investment Manager



                                             By: /s/ JUSTIN L. DRISCOLL
                                                --------------------------
                                             Name:  JUSTIN L. DRISCOLL
                                                  ------------------------
                                             Title: SENIOR VICE PRESIDENT
                                                   -----------------------

                                        c/o TCW Asset Management Company
                                        200 Park Avenue, Suite 2200
                                        New York, New York 10166-0228
                                        Attn:   Mark L. Gold/Justin Driscoll

                                        with copies to:

                                        Crescent/Mach I Partners, L.P.
                                        c/o State Street Bank & Trust Co.
                                        Two International Place
                                        Boston, Massachusetts 02110
                                        Attn:   Howie Gorman

                                        KZH-CRESCENT CORPORATION



                                        By: /s/ ANDREW TAYLOR
                                           -------------------------------
                                           Name:  ANDREW J. TAYLOR
                                                --------------------------
                                           Title: AUTHORIZED AGENT
                                                 -------------------------

                                        c/o The Chase Manhattan Bank
                                        450 West 33rd Street - 15th Floor
                                        New York, New York 10001
                                        Attn:   Virginia Conway

                                   EXHIBIT A


                           FACILITY A TERM LOAN NOTE


Dallas, Texas                  $_____________                  December 19, 1997


         PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _____________________________________ ("Lender") or its registered assigns, at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of ________________________________
____________________________________________________________________
($______________), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

         Principal of and interest on the unpaid principal balance of Facility A Term Loan Advances under this Facility A Term Loan Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

         This Facility A Term Loan Note is issued pursuant to and evidences Facility A Term Loan Advances under a Credit Agreement, dated as of December 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Facility A Term Loan Note when due.

         THIS FACILITY A TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS FACILITY A TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS.

         THIS FACILITY A TERM LOAN NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES

HERETO.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                           PILLOWTEX CORPORATION



                           By:
                                    ------------------------------------------
                                    Name:
                                         -------------------------------------
                                    Title:
                                          ------------------------------------

                                   EXHIBIT B


                           FACILITY B TERM LOAN NOTE


Dallas, Texas                    $_____________              December 19, 1997


         PILLOWTEX CORPORATION, a Texas corporation (the "Borrower"), for value received, promises to pay to the order of _____________________________________
("Lender") or its registered assigns, at the principal office of NationsBank of Texas, N.A., in lawful money of the United States of America, the principal sum of ____________________________________________________________________________
_____________________ ($______________), or such lesser sum as shall be due and payable from time to time hereunder, as hereinafter provided. All terms used but not defined herein shall have the meanings set forth in the Credit Agreement described below.

         Principal of and interest on the unpaid principal balance of Facility B Term Loan Advances under this Facility B Term Loan Note from time to time outstanding shall be due and payable as set forth in the Credit Agreement.

         This Facility B Term Loan Note is issued pursuant to and evidences Facility B Term Loan Advances under a Credit Agreement, dated as of December 19, 1997, among the Borrower, NationsBank of Texas, N.A., as Administrative Agent, and the lenders parties thereto (as amended, restated, supplemented, renewed, extended or otherwise modified from time to time, "Credit Agreement"), to which reference is made for a statement of the rights and obligations of the Lender and the duties and obligations of the Borrower in relation thereto; but neither this reference to the Credit Agreement nor any provision thereof shall affect or impair the absolute and unconditional obligation of the Borrower to pay the principal sum of and interest on this Facility B Term Loan Note when due.

         THIS FACILITY B TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), AND OF THE UNITED STATES OF AMERICA. THE BORROWER AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS SHALL HAVE JURISDICTION OVER THE PROCEEDINGS IN CONNECTION WITH THIS FACILITY B TERM LOAN NOTE AND THE OTHER LOAN DOCUMENTS.

         THIS FACILITY B TERM LOAN NOTE, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                             PILLOWTEX CORPORATION



                             By:
                                      -----------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                   EXHIBIT C

================================================================================





                               SECURITY AGREEMENT

                                    Between

                      ----------------------------------
                                   as Debtor

                                      and
                           NATIONSBANK OF TEXAS, N.A.
                              as Collateral Agent

                               December 19, 1997





================================================================================

                               TABLE OF CONTENTS

                                                                                                                      Page


                                                        ARTICLE 1

                                                          Grant
                                                          -----

         Section 1.1      Assignment and Grant of Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
                          --------------------------------
         Section 1.2      Description of Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
                          --------------------------
         Section 1.3      Debtor Remains Liable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                          ---------------------
         Section 1.4      Delivery of Security and Instrument Collateral  . . . . . . . . . . . . . . . . . . . . . .   6
                          ----------------------------------------------

                                                        ARTICLE 2

                                              Representations and Warranties
                                              ------------------------------

         Section 2.1      Representations and Warranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                          ------------------------------

                                                        ARTICLE 3

                                                        Covenants
                                                        ---------

         Section 3.1      Further Assurances  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                          ------------------
         Section 3.2      Equipment, Fixtures and Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
                          ---------------------------------
         Section 3.3      Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                          ---------
         Section 3.4      Place of Perfection; Records; Collection of Receivables, Chattel Paper and Instruments. . .  11
                          --------------------------------------------------------------------------------------
         Section 3.5      Transfers and Other Liens . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                          -------------------------
         Section 3.6      Rights to Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
                          -------------------------------------
         Section 3.7      Right of the Collateral Agent to Notify Issuers . . . . . . . . . . . . . . . . . . . . . .  12
                          -----------------------------------------------
         Section 3.8      The Collateral Agent Appointed Attorney-in-Fact . . . . . . . . . . . . . . . . . . . . . .  13
                          -----------------------------------------------


                                                        ARTICLE 4

                                        Rights and Powers of the Collateral Agent
                                        -----------------------------------------

         Section 4.1      The Collateral Agent May Perform  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                          --------------------------------
         Section 4.2      The Collateral Agent's Duties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                          -----------------------------
         Section 4.3      Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                          --------
         Section 4.4      Further Approvals Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                          --------------------------
         SECTION 4.5      INDEMNITY AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
                          ----------------------

                                   ARTICLE 5

                                 Miscellaneous

         Section 5.1      Cumulative Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                          -----------------
         Section 5.2      Modifications; Amendments; Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                          ------------------------------
         Section 5.3      Continuing Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
                          ----------------------------
         SECTION 5.4      GOVERNING LAW; TERMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          --------------------
         Section 5.5      WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          --------------------
         Section 5.6      The Collateral Agent's Right to Use Agents  . . . . . . . . . . . . . . . . . . . . . . . .  19
                          ------------------------------------------
         Section 5.7      Waivers of Rights Inhibiting Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          ----------------------------------------
         Section 5.8      Notices and Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          ----------------------
                 (a)      Manner of Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          ------------------
                 (b)      Addresses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
                          ---------
         Section 5.9      Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                          ----------------------
         Section 5.10     Loan Document . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
                          -------------
         Section 5.11     Consent to Jurisdiction; Waiver of Immunities . . . . . . . . . . . . . . . . . . . . . . .  20
                          ---------------------------------------------
         Section 5.12     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                          ------------
         Section 5.13     Obligations Not Affected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                          ------------------------
         Section 5.14     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                          ------------
         [SECTION 5.15    NO NOVATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
                          -----------
         Section 5.16     ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
                          ----------------

SCHEDULES:

         Schedule 1       - Equipment, and Inventory Locations
         Schedule 2       - Trade Names
         Schedule 3       - Restricted Accounts
         Schedule 4       - Rolling Stock

                               SECURITY AGREEMENT


         SECURITY AGREEMENT (this "Agreement"), dated as of December 19, 1997, made between _____________________________ , a _______ corporation (the
"Debtor"), and NationsBank of Texas, N.A., a national banking association, in its capacity as collateral agent (the "Collateral Agent") for itself, each lender (and affiliate thereof that has entered into a Hedge Agreement with any Obligor (as defined in the Credit Agreements defined below)) a party to the Amended and Restated Credit Agreement described below (the "Revolving Lenders"), NationsBank of Texas, N.A., in its capacity as administrative agent under the Amended and Restated Credit Agreement (the "Revolving Agent"), each lender (and affiliate thereof that has entered into a Hedge Agreement with any Obligor (as defined in the Credit Agreements defined below)) a party to the Term Credit Agreement described below (the "Term Lenders"), and NationsBank of Texas, N.A., in its capacity as administrative agent under the Term Credit Agreement (the "Term Agent") (each singularly, a "Secured Party", and collectively, the "Secured Parties").


                                   BACKGROUND

         (1) [The Debtor] ["Pillowtex Corporation, a Texas corporation (the "Borrower")], the Revolving Agent and the Revolving Lenders entered into that certain Amended and Restated Credit Agreement, dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Amended and Restated Credit Agreement").

         (2) [The Debtor] [the Borrower], the Term Agent and the Term Lenders entered into that certain Term Credit Agreement, dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Term Credit Agreement"). The Amended and Restated Credit Agreement and the Term Credit Agreement are herein, collectively, the "Credit Agreements." Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in each of the Credit Agreements.

         (3) It is the intention of the parties hereto that this Agreement create a first priority security interest in certain property of the Debtor securing the payment of the obligations set forth in Section 1.2 hereof, subject only to Permitted Liens.

         (4) It is a condition precedent to the obligation of the Revolving Lenders and the Term Lenders, as appropriate, to make the Advances, and issue, or participate in the issuance of, Letters of Credit under the Credit Agreements that the Debtor shall have executed and delivered to the Collateral Agent this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce the Secured Parties, as appropriate, to make the Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreements, the Debtor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, as hereinafter set forth.


                                   ARTICLE 1

                                     Grant

         Section 1.1 Assignment and Grant of Security. The Debtor hereby assigns, pledges, hypothecates and transfers to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, and hereby grants to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a security interest in, the entire right, title and interest of the Debtor, in and to the following assets of the Debtor, whether now owned or hereafter acquired ("Collateral"):

         (a) all writings which evidence both a monetary obligation and a security interest in or a lease of specific goods ("Chattel Paper");

         (b) all documents, warehouse receipts, bills of lading, including, without limitation, documents of title (as defined in the UCC) or other receipts covering, evidencing or representing collateral ("Documents");

         (c) all equipment (as defined in the UCC), and (whether or not included in such definition) all vehicles, tractors, trailers, rolling stock, machinery, chattels, tools, parts, furniture, furnishings, and supplies, of every nature, wherever located, all additions, accessories and improvements thereto and substitutions therefor and all accessories, parts and equipment which may be attached to or which are necessary for the operation and use of such personal property, whether or not the same shall be deemed to be affixed to real property, together with all accessions thereto, and all rights under or arising out of present or future contracts relating to the foregoing, excluding, however, any such Equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Section 7.1(c) or 7.1(h) of the Credit Agreements ("Equipment");

         (d) all fixtures and articles of personal property now or hereafter attached to or used in or about any building or buildings now erected or hereafter to be erected on any real property now or hereafter owned or leased by the Debtor (the "Property"), which are necessary to the complete and comfortable use and occupancy of such building or buildings for the purposes for which they were or are to be erected; all materials to be delivered to the Property and used or to be used in connection with the construction of any building to be constructed on the Property, including, but not limited to, all masonry, siding, roof shingles, flooring, doors, windows, tile, shutters, stoves, ovens, awnings, screens, cabinets, shades, blinds, carpets, draperies, furniture, furnishings, plumbing, heating, air conditioning, lighting, ventilating, refrigerating, cooking, laundry and incinerating equipment and all fixtures and appurtenances thereto, and such other goods and chattels and personal property as are ever used or furnished in operating such buildings or the activities conducted therein, and all building materials and equipment now or hereafter delivered to the Property and intended to be installed thereon ("Fixtures");

         (e) all general intangibles (as defined in the UCC), and (whether or not included in such definition) all contract rights; all trade secrets, inventions, processes, production methods, proprietary information and know-how; and all licenses or other agreements granted to Debtor with respect to any of the foregoing; all information, advertising lists, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, telephone numbers and telephone listings, catalogs, books, records, computer and automatic machinery software and programs, and the like pertaining to operations by or the business of the Debtor; all field accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of all Tribunals now or hereafter held by Debtor pertaining to operations or business now or hereafter conducted; all rights to receive return of deposits and trust payments; all rights to payment under letters of credit and similar agreements; and all causes of action, rights, claims and warranties now or hereafter owned or acquired by Debtor ("General Intangibles");

         (f) all instruments and letters of credit (each as defined in the UCC, and (whether or not included in such definitions) all promissory notes, drafts, bills of exchange and trade acceptances ("Instruments");

         (g) all inventory in all of its forms, wherever located, now or hereafter existing, including, but not limited to, (i) all raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof, (ii) goods in which Debtor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which the Debtor has an interest or right as consignee but only to the extent of the Debtor's interest therein), and (iii) goods which are returned to or repossessed by the Debtor, and all accessions thereto and products thereof and documents therefor (any and all such inventory, accessions, products and documents being the "Inventory");

         (h) all accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles, tax refunds (including, without limitation, all federal and state income tax refunds and benefits of net operating loss carry forwards) and other obligations of any kind owing to the Debtor, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts securing or otherwise relating to any such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles or obligations (any and all such accounts, contract rights, chattel paper, documents, instruments, deposit accounts, general intangibles and obligations being the "Receivables");

         (i) all agreements with each manufacturer, vendor, sales agent, sales representative and each other Person pursuant to which the Debtor receives, maintains, sells, leases or otherwise disposes of Inventory, including all agreements permitting the use of each such Person's name, logo, trademarks, tradenames and advertising ("Vendor Agreements");

         (j) all right, title and interest of the Debtor in, to and under each contract and other agreement relating to the lease, sale or other disposition of Collateral;

         (k) all rights, claims and benefits of the Debtor against any Person arising out of, relating to or in connection with Collateral purchased by the Debtor, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Collateral;

         (l) the balance of every deposit account of the Debtor under control of the Collateral Agent and each other Secured Party and any other claim of Debtor against the Collateral Agent and each other Secured Party, now or hereafter existing, liquidated or unliquidated, and all money, instruments, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of the Debtor which at any time shall come into the possession or custody or under the control of the Collateral Agent or any other Secured Party or any of its agents, affiliates or correspondents, for any purpose, and the proceeds of any thereof (the Collateral Agent and each other Secured Party shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents, affiliates or correspondents).

         (m) 100% of the issued and outstanding Capital Stock of each Domestic Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof, and any subscription rights or warrants to acquire any interest in such Subsidiary;

         (n) 65% of the issued and outstanding Capital Stock of each direct Foreign Subsidiary of Debtor, together with all Dividends, cash, proceeds, profits, instruments, distributions and other property from time to time distributed in respect thereof and any subscription rights or warrants to acquire any interest in such Subsidiary;

         (o)     all Fieldcrest Cannon Transaction Documents;

         (p) all insurance policies and bonds and claims and payments under any Collateral;

         (q) all property similar to the above hereafter acquired by Debtor; and

         (r) all accessions to, substitutions for and replacements, proceeds and products of any and all of the foregoing Collateral (including, without limitation, proceeds which constitute property of the types described in this Section 1.1) and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

         Notwithstanding anything herein to the contrary, the Lien granted herein shall not (a) cover or be effective with respect to any assets which are subject to Liens set forth on Schedule 3 of the Credit Agreements and Liens resulting from the refinancing of the related Indebtedness (provided, however, if at any time such amounts are released from such Liens then the Lien granted herein shall automatically cover such assets without any action being taken by the Debtor, the Collateral Agent or any other Person), (b) cover or be effective with respect to any contracts of the Debtor which contain a provision that they may not be assigned without the consent of the other party thereto if the Lien granted herein is deemed to be an assignment in violation of such assignment provision[, and] (c) cover or be effective with respect to any Inventory, Equipment or Accounts which are identified as Inventory, General Intangibles, Equipment or Accounts of the Bigelow Packing Division of Fieldcrest Cannon, Inc., provided that the aggregate sales price of such Inventory, General Intangibles, Equipment and Accounts is not in excess of $1,700,000[, and (d) cover or be effective with respect to the publicly traded Capital Stock of Fieldcrest Cannon, Inc. that is being purchased by Debtor pursuant to the Fieldcrest Cannon Transaction (which Capital Stock shall be cancelled and reissued with Debtor as the registered owner thereof, which reissued Capital Stock shall be pledged and subject to the Lien granted herein in favor of the Collateral Agent].

         Section 1.2 Description of Obligations. This Agreement creates an enforceable security interest in the Collateral, subject only to Permitted Liens, to secure the payment and performance of any and all obligations now or hereafter existing of the Debtor and each other Obligor under the Credit Agreements and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, premium, expenses, reimbursement obligations, indemnification or otherwise (all such obligations of the Debtor and each other Obligor being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Debtor and each other Obligor to the Collateral Agent or any other Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving the Debtor, any other Obligor or any other Person (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of Debtor, any other Obligor or any other Person under any Debtor Relief Law). [NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN ANY ACTION OR PROCEEDING INVOLVING ANY STATE CORPORATE LAW, OR ANY STATE OR FEDERAL BANKRUPTCY, INSOLVENCY,

REORGANIZATION OR OTHER LAW AFFECTING THE RIGHTS OF CREDITORS GENERALLY IF THE LIENS GRANTED BY THE DEBTOR HEREIN SHALL BE HELD VOID, INVALID OR UNENFORCEABLE, OR SUBORDINATED TO THE LIENS OR CLAIMS OF ANY OTHER CREDITORS, ON ACCOUNT OF THE AMOUNT OF THE OBLIGATIONS SECURED BY SUCH LIENS, THEN, THE AMOUNT OF THE OBLIGATIONS SECURED BY SUCH LIENS SHALL, WITHOUT ANY ACTION BY THE DEBTOR, THE COLLATERAL AGENT, ANY OTHER SECURED PARTY OR ANY OTHER PERSONS, BE AUTOMATICALLY LIMITED AND REDUCED TO THE HIGHEST AMOUNT THAT IS VALID AND ENFORCEABLE AND NOT SUBORDINATED TO THE CLAIMS OF OTHER CREDITORS AS DETERMINED IN SUCH ACTION OR PROCEEDING.]

         Section 1.3 Debtor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Debtor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release the Debtor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent or any other Secured Party be obligated to perform any of the obligations or duties of the Debtor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         Section 1.4 Delivery of Security and Instrument Collateral. All certificates or instruments representing or evidencing the Collateral shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent. The Collateral Agent shall have the right, as provided in Section 3.6, and during the continuance, of an Event of Default, but without any requirement for prior written notice to the Debtor, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of such Collateral. In addition, the Collateral Agent shall have the right at any time during the continuance of an Event of Default to exchange certificates or instruments representing or evidencing Collateral for certificates or instruments of smaller or larger denominations. Except as provided in Section 3.8(d), the Debtor maintains the voting rights in the Securities Collateral (as defined below) which was granted in the Securities Collateral pursuant to Section 1.1(m) and (n).


                                   ARTICLE 2

                         Representations and Warranties

         Section 2.1 Representations and Warranties. The Debtor represents and warrants to the Collateral Agent and each other Secured Party, with respect to itself and the Collateral, as follows:

         (a) All of the Equipment, Fixtures and Inventory pledged by the Debtor hereunder are located at the places specified on Schedule 1 hereto (as supplemented from time to time by the Debtor by written notice to the Collateral Agent as permitted herein) or in transit to a place specified on
Schedule 1 hereto (as supplemented from time to time by Debtor by written notice to Collateral Agent as permitted herein) or in transit for sale to a third-party purchaser that upon such sale will become the obligor under a Receivable or promptly pay for such Equipment, Fixtures and Inventory. The chief place of business and chief executive office of the Debtor and the office where the Debtor keeps all of its records concerning the Receivables, are located at the place specified on Schedule 1 hereto. Schedule 1 is a complete and correct list of, as to any leased property on which any Collateral is located, the description of such property sufficient for recording and the name of the record owner of such property. All promissory notes or other instruments evidencing the Receivables (excluding checks[ and notes evidencing loans to employees not to exceed $250,000 in aggregate amount]) have been delivered and pledged to the Collateral Agent duly endorsed and accompanied by such duly executed instruments of transfer or assignment as are necessary for such pledge, to be held as pledged collateral. All Equipment owned by the Debtor consisting of vehicles, tractors, trailers and other rolling stock with a net book value of $20,000 or more are identified on Schedule 4.

         (b) The Debtor is the legal and beneficial owner of the Collateral pledged by it free and clear of any Lien, except for (i) the security interest created by this Agreement, (ii) Permitted Liens and (iii) Liens in connection with Indebtedness with respect to which the requirements of Section 3.1(i) of each of the Credit Agreements have been satisfied. No effective financing statement or other similar document used to perfect and preserve a security interest under the laws of any jurisdiction covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (i) in favor of the Collateral Agent relating to this Agreement, (ii) in respect of Permitted Liens, and (iii) in connection with Indebtedness with respect to which the requirements of Section 3.1(i) of each of the Credit Agreements have been satisfied. As of the date hereof, the Debtor has the trade names set forth on Schedule 2 (and no others). The Debtor (including any corporate or partnership predecessor) has not existed or operated under any name other than as stated on Schedule 2 since the date three years preceding the date of this Agreement.

         (c) This Agreement and the pledge of the Collateral pursuant hereto, together with the filing of financing statements containing the description of the Collateral in the jurisdictions set forth on Schedule 1, which will be made immediately following the date of closing, creates a valid and perfected first priority security interest in the Collateral in which a security interest can be perfected by filing a UCC financing statement, securing the payment of the Obligations; provided that additional actions may be required with respect to the perfection of proceeds of the Collateral; and further provided that the Collateral Agent retains physical possession of any Collateral, the possession of which is required for perfection.

         (d) No material Necessary Authorization is required (i) for the pledge by the Debtor of the Collateral pledged by it hereunder, for the grant by the Debtor of the security interest granted hereby or for the execution, delivery or performance of this Agreement by the Debtor,

(ii) for the perfection or maintenance of the pledge, assignment and security interest created hereby (including the first priority nature (subject to Permitted Liens) of such pledge, assignment and security interest as provided herein) (except for the filing of financing and continuation statements under the UCC, fixture filings and filings with the United States Patent and Trademark Office) or (iii) for the exercise by the Collateral Agent of the rights provided for in this Agreement (except for consents of landlords pursuant to the Landlords' Waivers and as otherwise required by law, including pursuant to Section 4.4 of this Agreement), except, in each case, for such Necessary Authorizations that already have been obtained by the Debtor and except, in each case, where the failure to so obtain such Necessary Authorizations could not reasonably be expected to have a Material Adverse Effect.

         (e) None of the Collateral described in Sections 1.1(m) and 1.1(n) ("Securities Collateral") is subject to any unpaid capital call or dispute, any buy-sell, voting trust, transfer restriction, preferential right to purchase or similar agreement or any option, warrant, put or call or similar agreement.
All of the Securities Collateral are duly authorized, validly issued and non-assessable and were not issued in violation of the Rights of any Person.


                                   ARTICLE 3

                                   Covenants

         Section 3.1 Further Assurances. (a) The Debtor agrees that where any agreement existing as of the date hereof or hereafter to which Debtor is a party contains any restriction that could reasonably be expected to prohibit Debtor from granting any security interest under this Agreement, the Debtor will use its reasonable best efforts to obtain the necessary consent to or waiver of such restriction from any Person so as to enable the Debtor to effectively grant to the Collateral Agent such security interest under this Agreement.

         (b) The Debtor agrees that from time to time, at the expense of the Debtor, the Debtor will promptly execute and deliver all further instruments and documents (including supplements to all schedules), and take all further action, that may be necessary, and that the Collateral Agent may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby, and the priority thereof, or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, upon reasonable written request by the Collateral Agent, the Debtor will: (i) during the continuation of an Event of Default, mark conspicuously each Chattel Paper included in Receivables, and, at the request of the Collateral Agent, each of its records pertaining to the Collateral with the following legend:

         THIS INSTRUMENT IS SUBJECT TO A SECURITY INTEREST AND LIEN PURSUANT TO A SECURITY AGREEMENT DATED AS OF DECEMBER 19, 1997 (AS THE SAME HAS BEEN AND MAY

HEREAFTER BE AMENDED, MODIFIED OR RESTATED) MADE BY DEBTOR IN FAVOR OF NATIONSBANK OF TEXAS, N.A., AS COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES NAMED THEREIN.

or such other legend, in form and substance reasonably satisfactory to and as specified by the Collateral Agent, indicating that such Chattel Paper or Collateral is subject to the pledge, assignment and security interest granted hereby; (ii) if any Collateral shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note and instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; (iii) if any Collateral shall be evidenced by Chattel Paper, during the continuance of an Event of Default, deliver to the Collateral Agent such Chattel Paper duly endorsed and accompanied by duly executed instrument of transfer or assignment, all in form and substance reasonably satisfactory to the Collateral Agent; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the pledge, assignment and security interest granted or purported to be granted hereby.

         (c) In addition to such other information as shall be specifically provided for herein, the Debtor will furnish to the Collateral Agent from time to time during the continuance of an Event of Default statements and schedules further identifying and describing the Collateral and such other lists, documents, reports, and product, service and sales documents in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail. Subject to the confidentiality provisions of the Credit Agreements, in connection with its enforcement of the security interest, the Collateral Agent may use such information or transfer it to any assignee permitted hereunder for such assignee's use.

         (d) The Debtor hereby authorizes the Collateral Agent to file one or more continuation statements and during the continuance of an Event of Default, financing statements, relating to all or any part of the Collateral without the signature of the Debtor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         Section 3.2      Equipment, Fixtures and Inventory.

         (a) The Debtor shall not keep the Equipment, Fixtures and Inventory pledged by it hereunder (other than Inventory sold in the ordinary course of business) in any location other than the places specified in Schedule 1 unless no later than 15 days prior to removal from any such location the Debtor has delivered to the Collateral Agent a financing statement for such Equipment, Fixtures and Inventory kept by the Debtor at such other location or such other documentation in the opinion of the Collateral Agent which is reasonably necessary to properly perfect or maintain the perfection of the security interest granted herein in such Collateral.

         (b) Except as permitted under the Credit Agreements, the Debtor shall cause the Equipment and Fixtures pledged by it hereunder that are necessary for the Debtor's business to be maintained and preserved in adequate operating condition and repair for purposes of their current use with due regard to the age thereof, taken as a whole, subject to ordinary wear and tear and shall from time to time make or cause to be made all appropriate (in the reasonable judgment of Debtor) all repairs, replacements, and other improvements thereto in accordance with past practice, except where the failure to so repair, replace or improve could not reasonably be expected to have a Material Adverse Effect. The Debtor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $1,000,000 for any fiscal year to any of the Equipment pledged by it hereunder. The Debtor shall promptly furnish to the Collateral Agent a statement respecting any loss or damage which singly or in the aggregate equals or exceeds $1,000,000 for any fiscal year to any of the Inventory pledged by it hereunder.

         Section 3.3 Insurance. The Debtor shall, at its own expense, maintain insurance with respect to the Collateral in accordance with the terms set forth in Section 5.5 of the Credit Agreement. The Debtor further covenants and agrees to keep the Collateral which is Inventory, Equipment, Fixtures and other tangible personal property insured in such amounts, against such risks and with such insurers as is consistent with customary and usual in the industry for companies of similar size and capability, provided that none of such insurance shall be in amounts less than the greater of (a) the replacement value and (b) the original cost of the covered property (less any deduction standard in the industry for such type of property), subject in the case of any property damage insurance to normal and customary rights granted in the ordinary course of business to (i) any landlord (with respect to the property covered by any lease), (ii) in the case of any equipment financing, to any equipment lessor or lender (with respect to the equipment covered thereby), or
(iii) mortgagees of any real property. All such policies of insurance shall show the Collateral Agent as loss payee, as its interests may appear, and shall provide for at least thirty days' prior written notice of cancellation or change of coverage to the Collateral Agent. The Debtor shall promptly furnish to the Collateral Agent evidence of such insurance in form and content reasonably satisfactory to the Collateral Agent. If the Debtor fails to maintain the insurance it is required to maintain with respect to the Collateral in accordance with this Section 3.3, upon written notice to the Debtor, the Collateral Agent may at its own option obtain insurance in such Collateral, any premium thereby paid by the Collateral Agent to become part of the Obligations, bear interest prior to the existence of an Event of Default, at the then applicable Base Rate Basis, and during the existence of an Event of Default, at the Default Rate. In the event the Collateral Agent maintains such substitute insurance, the additional premium for such insurance shall be due on demand and payable by the Debtor to the Collateral Agent in accordance with any notice delivered to the Debtor by the Collateral Agent. Subject to Section 7.5 of the Credit Agreements, proceeds of insurance shall be applied as follows: first, to reimburse the Collateral Agent for all reasonable costs and expenses, if any, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; second, if an Event of Default has not occurred and is continuing or the amount of proceeds in respect of any one loss or damage does not exceed $5,000,000, the proceeds shall be reinvested in productive, tangible assets used in the business of the Debtor, and the Debtor shall provide the Collateral Agent with evidence reasonably satisfactory to the Collateral Agent of such use; and third, if an Event of Default has occurred and is continuing or the proceeds in respect of any one loss or damage is equal to or greater than $5,000,000, the proceeds shall, at the Collateral Agent's direction, be used to repair or replace the Collateral or applied to the Obligations as provided in the Intercreditor Agreement.

         Section 3.4 Place of Perfection; Records; Collection of Receivables, Chattel Paper and Instruments.

         (a) The Debtor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Receivables, and the originals of all Chattel Paper and Instruments, at the location therefor specified in Section 2.1(a), in each case which may be changed upon written notice to the Collateral Agent at least 30 days prior to such change. The Debtor will hold and preserve such records and Chattel Paper and Instruments and will permit representatives of the Collateral Agent at any time during normal business hours and after reasonable notice to inspect and make abstracts from and copies of such records and Chattel Paper and Instruments.

         (b) Except as otherwise provided in this Section 3.4(b), the Debtor shall continue to collect, at its own expense, all amounts due or to become due the Debtor under the Receivables, Chattel Paper and Instruments. In connection with such collections, the Debtor may take (and, during the continuance of an Event of Default at the Collateral Agent's direction, shall take) such action as the Debtor or, during the continuance of an Event of Default, the Collateral Agent, may deem reasonably necessary to enforce collection of the Receivables, Chattel Paper and Instruments; provided, however, that the Collateral Agent shall have the right (during the continuance of an Event of Default) to notify the account debtors or obligors under any Receivables, Chattel Paper and Instruments of the assignment of such Receivables, Chattel Paper and Instruments to the Collateral Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to the Debtor thereunder directly to the Collateral Agent and, upon such notification at the expense of the Debtor, to enforce collection of any such Receivables, Chattel Paper and Instruments, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the Debtor might have done or as the Collateral Agent deems reasonably necessary. During the continuance of an Event of Default, all amounts and proceeds (including Instruments) received by the Debtor in respect of the Receivables, Chattel Paper and Instruments shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of the Debtor and, after receipt of written notice from the Collateral Agent, shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement) to be applied as provided in the Intercreditor Agreement. During the continuation of an Event of Default, the Debtor shall not adjust, settle or compromise the amount or payment of any Receivable, Chattel Paper or Instrument, release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, in each case, other than those made in the ordinary course of business. To the extent that the Collateral Agent has notified any account debtor or obligor under any Receivables, Chattel Paper or Instrument of an Event of Default and such Event of Default is cured or otherwise waived, the Collateral Agent shall promptly notify such account holder or obligor of such fact.

         Section 3.5 Transfers and Other Liens. The Debtor shall not (a) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral, except as permitted under the Credit Agreements, or (b) create or permit to exist any Lien upon any of the Collateral, except Permitted Liens.

         Section 3.6 Rights to Dividends and Distributions. With respect to any Securities Collateral, the Collateral Agent shall have authority during the continuance of an Event of Default, either to have the same registered in the Collateral Agent's name or in the name of a nominee, and, with or without such registration, upon such notification to demand of the issuer thereof, and to receive and receipt for, any and all Dividends (including any stock or similar Dividend) payable in respect thereof, whether they be ordinary or extraordinary. If the Debtor shall become entitled to receive or shall receive any interest in or certificate (including, without limitation, any interest in or certificate representing a Dividend in connection with any reclassification, increase, or reduction of capital, or issued in connection with any reorganization), or any option or rights arising from or relating to any of the Collateral that is evidenced by a certificate or other instrument or security, whether as an addition to, in substitution of, as a conversion of, or in exchange for any of the Collateral, or otherwise, the Debtor agrees to accept the same as the Collateral Agent's agent and to hold the same in trust on behalf of and for the benefit of the Collateral Agent, and, after receipt of written notice from the Collateral Agent, to deliver the same immediately to the Collateral Agent in the exact form received, with appropriate undated stock or similar powers, duly executed in blank, to be held by the Collateral Agent, subject to the terms hereof, as Collateral. Unless an Event of Default is in existence, the Debtor shall be entitled to receive all cash Dividends paid in respect of any of the Collateral (subject to the restrictions of any other Loan Document). During the continuance of an Event of Default, the Collateral Agent shall be entitled to all Dividends, and to any sums paid upon or in respect of any Collateral, and to any additional securities issued in respect of the Securities Collateral, upon the liquidation, dissolution, or reorganization of the issuer thereof, all of which shall be paid to the Collateral Agent to be held by it as additional collateral security for the Obligations and application to the Obligations as provided in the Intercreditor Agreement. All Dividends paid or distributed in respect of the Collateral which are received by the Debtor in violation of this Agreement shall, until paid or delivered to the Collateral Agent, be held by the Debtor in trust on behalf of and for the benefit of the Collateral Agent as additional Collateral for the Obligations.

         Section 3.7 Right of the Collateral Agent to Notify Issuers. At any time during the continuance of an Event of Default, the Collateral Agent may notify issuers of the Securities Collateral to make payments of all Dividends directly to the Collateral Agent and the Collateral Agent may take control of all proceeds of any Securities Collateral. Until the Collateral Agent elects to exercise such rights, during the continuance of an Event of Default, the Debtor, as agent of the Collateral Agent, shall collect and segregate all Dividends and other amounts paid or distributed with respect to the Securities Collateral. To the extent that the Collateral Agent has notified any issuer of Securities Collateral of an Event of Default and such Event of Default is cured or otherwise waived, the Collateral Agent shall promptly notify such issuer of such fact.

         Section 3.8 The Collateral Agent Appointed Attorney-in-Fact. The Debtor hereby irrevocably appoints the Collateral Agent the Debtor's attorney-in-fact (exercisable during the continuance of an Event of Default), with full authority in the place and stead of the Debtor and in the name of the Debtor or otherwise to take any action and to execute any instrument (in accordance with this Agreement, including without limitation, Section 4.2 hereof) which the Collateral Agent may deem reasonably necessary to accomplish the purposes of this Agreement, including, without limitation:

         (a) to obtain and adjust insurance required to be paid to the Collateral Agent in accordance with Section 3.3,

         (b) to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Collateral,

         (c) to receive, indorse, and collect any drafts or other Instruments, documents and Chattel Paper in connection with clauses (a) or (b) above, and

         (d) to file any claims or take any action or institute any proceedings which the Collateral Agent may deem reasonably necessary for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Collateral or the rights of the Collateral Agent with respect to any of the Collateral. THE DEBTOR HEREBY IRREVOCABLY GRANTS TO THE COLLATERAL AGENT THE DEBTOR'S PROXY (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT) TO VOTE ANY SECURITIES COLLATERAL AND APPOINTS THE COLLATERAL AGENT THE DEBTOR'S ATTORNEY-IN-FACT (EXERCISABLE DURING THE CONTINUANCE OF AN EVENT OF DEFAULT WHICH IS CONTINUING) TO PERFORM ALL OBLIGATIONS OF DEBTOR UNDER THIS AGREEMENT. THE PROXY AND EACH POWER OF ATTORNEY HEREIN GRANTED ARE COUPLED WITH AN INTEREST AND ARE IRREVOCABLE PRIOR TO FINAL PAYMENT IN FULL OF THE OBLIGATIONS.

         This appointment as attorney-in-fact and this proxy shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.

                                   ARTICLE 4

                   Rights and Powers of the Collateral Agent

         Section 4.1 The Collateral Agent May Perform. If the Debtor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Debtor under Section 4.5.

         Section 4.2 The Collateral Agent's Duties. The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the duty to exercise reasonable care in respect of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against prior parties. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords property it holds as collateral generally. Except as provided in this
Section 4.2 and except to the extent of any gross negligence or willful misconduct of the Collateral Agent or the other Secured Parties, the Collateral Agent shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto. Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Agent, and the Collateral Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or (ii) notify the Debtor of any decline in the value of any Collateral.

         Section 4.3 Remedies. If any Event of Default shall have occurred and be continuing:

         (a) The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the UCC applies to the affected Collateral), and also may (i) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral which is capable of being assembled as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may reasonably deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by law, ten days' written notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, provided that ten days' written notice does not violate any Applicable Law. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) All cash proceeds received by the Collateral Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

         First: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

         Second: To the payment of the Obligations as provided in the Intercreditor Agreement and in such order and in such manner as provided in the Intercreditor Agreement (with the Debtor remaining liable for any deficiency); and

         Third: To the extent of the balance (if any) of such proceeds, to the payment to the Debtor or other Person legally entitled thereto.

         (c) All payments received by the Debtor under or in connection with any Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of the Debtor and, after receipt of written notice from the Collateral Agent, shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary indorsement).

         (d) Because of the Securities Act of 1933, as amended ("Securities Act"), and other laws, including without limitation state "blue sky" laws, or contractual restrictions or agreements, there may be legal restrictions or limitations affecting the Collateral Agent in any attempts to dispose of the Collateral and the enforcement of its rights hereunder. For these reasons, the Collateral Agent is hereby authorized by the Debtor, but not obligated, during the continuance of any Event of Default, to sell or otherwise dispose of any of the Collateral at private sale, subject to an investment letter, or in any other manner which will not require the Collateral, or any part thereof, to be registered in accordance with the Securities Act, or the rules and regulations promulgated thereunder, or any other law. The Debtor clearly understands that the Collateral Agent may in its discretion approach a restricted number of potential purchasers and that a sale under such circumstances may yield a lower price for the Collateral than would otherwise be obtainable if same were registered and sold in the open market. No sale so made in good faith by the Collateral Agent shall be deemed to be not "commercially reasonable" because so made. The Debtor agrees that in the event the Collateral Agent shall, during the continuance of an Event of Default, sell the Collateral or any portion thereof at any private sale or sales, the Collateral Agent shall have the right to rely upon the advice and opinion of appraisers and other Persons, which appraisers and other Persons are acceptable to the Collateral Agent, as to the best price reasonably obtainable upon such a private sale thereof. In the absence of actual fraud, such reliance shall be conclusive evidence that the Collateral Agent handled such matter in a commercially reasonable manner under Applicable Law.

         (e) If the Collateral Agent shall determine to exercise its right to sell any or all of the Collateral, and if in the opinion of counsel for the Collateral Agent it is necessary, or if in the opinion of the Collateral Agent it is advisable, to have the Collateral or that portion thereof to be sold, registered under the provisions of the Securities Act, the Debtor will, to the fullest extent it has the capability to do so, cause the issuers of the Collateral contemplated to be sold to execute and deliver, and cause the directors and officers of each thereof to execute and deliver, all at the Debtor's reasonable expense, all such instruments and documents, and to do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register the Collateral or that portion thereof to be sold, under the provisions of the Securities Act and to cause the registration statement relating thereto to become effective and to remain effective for such period as the Collateral Agent may deem reasonably necessary to facilitate the sale or other disposition of such Collateral from the date of the first public offering of the Collateral or that portion thereof to be sold, and to make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are reasonably necessary, all in conformity with the requirements of the Securities Act. The Debtor shall use its reasonable best efforts to cause each issuer of Collateral to comply with the provisions of the securities or "blue sky" laws of any jurisdiction which the Collateral Agent shall designate and to cause each issuer to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of the Securities Act and applicable "blue sky" laws.

         (f)     (i)      The Debtor will maintain the accounts listed as
         restricted and blocked accounts on Schedule 3 (the "Restricted Accounts") with the Collateral Agent, in the name of the Debtor, but such Restricted Accounts shall be under the sole control and dominion of the Collateral Agent.

                 (ii) It shall be a term and condition of each Restricted Account, notwithstanding any term or condition to the contrary in any other agreement relating to such Restricted Account, that no amount (including interest and other proceeds of the cash and other property in the Restricted Account) shall be paid or released to or for the account of, or withdrawn by or for the account of, the Debtor or any other Person from such Restricted Account.

                 (iii) After the occurrence and continuance of an Event of Default, the Debtor will promptly instruct each account debtor in respect of Receivables arising from any sale of Inventory in the ordinary course of business to make payment to the Restricted Accounts.

The Debtor understands and acknowledges that the Collateral Agent may and permits the Collateral Agent to remove amounts from the Restricted Accounts from time to time and use the amounts to reduce the Obligations.

         Section 4.4      Further Approvals Required.

         (a) In connection with the exercise by the Collateral Agent of its rights hereunder that effects the disposition of or use of any Collateral, it may be necessary to obtain the prior consent or approval of Tribunals and other Persons to a transfer or assignment of Collateral.

         (b) The Debtor hereby agrees, during the continuance of an Event of Default, to execute, deliver, and file, and hereby appoints the Collateral Agent as its attorney-in-fact, during the continuance of an Event of Default, to execute, deliver, and file on the Debtor's behalf and in the Debtor's name, all applications, certificates, filings, instruments, and other documents (including without limitation any application for an assignment or transfer of control or ownership) that may be necessary, in the Collateral Agent's reasonably opinion, to obtain such consents, waivers, or approvals. Upon request by the Collateral Agent, the Debtor further agrees to use its reasonable best efforts to obtain the foregoing consents, waivers, and approvals. The Debtor acknowledges that there is no adequate remedy at law for failure by it to comply with the provisions of this Section 4.4 and that such failure would not be adequately compensable in damages, and therefore agrees that this Section 4.4 may be specifically enforced. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement pursuant to Section 5.3 hereof.

         SECTION 4.5 INDEMNITY AND EXPENSES. (a) THE DEBTOR AGREES TO INDEMNIFY THE COLLATERAL AGENT AND EACH OTHER SECURED PARTY FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES (INCLUDING REASONABLE ATTORNEYS'
FEES) ARISING OR RESULTING FROM THIS AGREEMENT (INCLUDING, WITHOUT LIMITATION, ENFORCEMENT OF THIS AGREEMENT), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES OR LIABILITIES ARISING OUT OF MERE NEGLIGENCE OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY, EXCEPT CLAIMS, LOSSES OR LIABILITIES AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED FROM THE COLLATERAL AGENT'S OR ANY OTHER SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, BUT EXCLUDING (I) ANY CLAIM OR LIABILITY THAT ARISES AS A DIRECT RESULT OF THE OPERATION OF ANY COLLATERAL BY THE COLLATERAL AGENT OR ANY OF THE OTHER SECURED PARTIES AFTER TAKING POSSESSION THEREOF BY FORECLOSURE OR BY TRANSFER IN LIEU OF FORECLOSURE (PROVIDED THAT SUCH CLAIM OR LIABILITY DOES NOT RELATE TO ANY CONDITION EXISTING ON OR WITH RESPECT TO SUCH COLLATERAL PRIOR TO FORECLOSURE OR TRANSFER IN LIEU OF FORECLOSURE), (II) MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY, AND

(iii) MATTERS RAISED BY ONE LENDER AGAINST A LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT.

         (b) The Debtor will upon demand pay to the Collateral Agent the amount of any and all reasonable out-of- pocket expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.


                                   ARTICLE 5

                                 Miscellaneous

         Section 5.1 Cumulative Rights. All rights of the Collateral Agent and each other Secured Party under the Loan Documents are cumulative of each other and of every other right which the Collateral Agent and each other Secured Party may otherwise have at law or in equity or under any other contract or other writing for the enforcement of the security interest herein or the collection of the Obligations. The exercise of one or more rights shall not prejudice or impair the concurrent or subsequent exercise of other rights.

         Section 5.2 Modifications; Amendments; Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Debtor here from, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent (and the Debtor, in case of amendment), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 5.3 Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the latest of the Release Dates set forth in the Credit Agreements, (b) be binding upon the Debtor, its successors and assigns, and (c) inure to the benefit of, and be enforceable by, the Collateral Agent and its successors, transferee and assigns as permitted by the Intercreditor Agreement. Upon any such termination, the Collateral Agent will, at the Debtor's expense, execute and deliver to Debtor such documents as the Debtor shall reasonably request to evidence such termination. The Debtor agrees that to the extent that the Collateral Agent or any other Secured Party receives any payment or benefit and such payment or benefit, or any part thereof, is subsequently invalidated, declared to be fraudulent or preferential, set aside or is required to be repaid to a trustee, receiver, or any other party under any Debtor Relief Law, common law or equitable cause, then to the extent of such payment or benefit, the Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect as if such payment or benefit had not been made and, further, any such repayment by the Collateral Agent or any other Secured Party, to the extent that the Collateral Agent or any other Secured Party did not directly receive a corresponding cash payment, shall be added to and be additional Obligations payable upon demand by the Collateral Agent or any other Secured Party and secured hereby, and, if the lien and security interest hereof shall have been released, such lien and security interest shall be reinstated with the same effect and priority as on the date of execution hereof all as if no release of such lien or security interest had ever occurred, to the extent not prohibited by Applicable Law.

         SECTION 5.4 GOVERNING LAW; TERMS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW), EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         SECTION 5.5 WAIVER OF JURY TRIAL. THE COLLATERAL AGENT AND THE DEBTOR HEREBY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 5.6 The Collateral Agent's Right to Use Agents. The Collateral Agent may exercise its rights under this Agreement through an agent or other designee.

         Section 5.7 Waivers of Rights Inhibiting Enforcement. To the extent not prohibited by Applicable Law, the Debtor waives all rights of redemption, appraisal, valuation or to the marshalling of assets.

         Section 5.8      Notices and Deliveries.

         (a) Manner of Delivery. All notices and other communications provided for hereunder shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answer back received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section 5.8.

         (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

         (i)     if to the Debtor, to it at:

                 [c/o] Pillowtex Corporation
                 411 Mint Way
                 Dallas, Texas 75237
                 Telephone No.:   (214) 333-3225
                 Telecopier No.:  (214) 330-6016

                 Attention: Chief Financial Officer

         (ii)    if to the Collateral Agent, to it at:

                 NationsBank of Texas, N.A.
                 901 Main Street, 67th Floor
                 Dallas, Texas 75202
                 Telephone No.:   (214) 508-0280
                 Telecopier No.:  (214) 508-0980

                 Attention:       Suzanne Smith

or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify by giving 10 days' written notice to the other specifically captioned "Notice of Change of Address".

         Section 5.9 Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 5.10 Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         Section 5.11     Consent to Jurisdiction; Waiver of Immunities.

         (a) The Debtor and the Collateral Agent each hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas in any action or proceeding arising out of or relating to this Agreement, and the Debtor and the Collateral Agent each hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

         (b) Nothing in this section shall limit the right of the Debtor, the Collateral Agent or any other Secured Party to bring any action or proceeding against any other party or its property in the courts of any other jurisdictions.

         Section 5.12 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability, without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 5.13 Obligations Not Affected. To the fullest extent permitted by Applicable Law, the obligations of the Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise, or waiver by the Collateral Agent or any other Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty, any collateral or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Document;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement or any other Loan Document or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor, any other Obligor or any other Person, whether or not the Debtor shall have notice or knowledge of any of the foregoing.

         Section 5.14 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         [SECTION 5.15    NO NOVATION.  THE EXECUTION, DELIVERY AND
EFFECTIVENESS OF THIS AGREEMENT SHALL NOT DISCHARGE OR RELEASE ANY LIEN OR PRIORITY OF ANY SECURITY AGREEMENT, PLEDGE AGREEMENT OR OTHER INSTRUMENT SECURING THE DEBTOR'S OBLIGATIONS FOR THE PAYMENT OF MONEY OUTSTANDING UNDER THE EXISTING CREDIT AGREEMENT. NOTHING HEREIN CONTAINED SHALL BE CONSTRUED AS A SUBSTITUTION, NOVATION, SATISFACTION OR DISCHARGE OF ANY COLLATERAL DOCUMENTS (AS DEFINED IN THE EXISTING CREDIT AGREEMENT) OR THE LIENS GRANTED HEREBY, ALL OF WHICH SHALL CONTINUE AND REMAIN IN FULL FORCE AND EFFECT, EXCEPT AS MODIFIED HEREBY, OR BY INSTRUMENT EXECUTED CONCURRENTLY HEREWITH. THIS AGREEMENT AMENDS, MODIFIES AND

RESTATES THAT CERTAIN RESTATED SECURITY AGREEMENT, DATED AS OF NOVEMBER 12, 1996, AMONG DEBTOR, CERTAIN OTHER AFFILIATES OF DEBTOR, AND NATIONSBANK OF TEXAS, N.A.]

         SECTION 5.16 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.



                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the date first above written.

                                         DEBTOR:

                                         [DEBTOR]



                                         By:
                                            -----------------------------------
                                            Name:  J. Mark Kirkpatrick
                                            Title:  Vice President and Treasurer


                                         COLLATERAL AGENT:

                                         NATIONSBANK OF TEXAS, N.A.



                                         By:
                                            -----------------------------------
                                            Name:  Suzanne B. Smith
                                            Title:  Vice President

                                   Schedule 1

                       Equipment and Inventory Locations

              Chief Place of Business, Chief Executive Office and
                         Location of Books and Records

                           *To Be Provided By Debtor*


            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                   Schedule 2

                                  Trade Names


                           *To Be Provided By Debtor*



            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                   Schedule 3


                              Restricted Accounts


                           *To Be Provided By Debtor*




            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                   Schedule 4


                                 Rolling Stock


                           *To Be Provided By Debtor*




            THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.

                                 EXHIBIT D

================================================================================





            INTELLECTUAL PROPERTY SECURITY AGREEMENT AND ASSIGNMENT




                                    Between

                --------------------------------------------------

                                   as Debtor

                                      and

                           NATIONSBANK OF TEXAS, N.A.
                                Collateral Agent





                               December 19, 1997





================================================================================

                              TABLE OF CONTENTS

                                                                                                                     Page
                                                                                                                     ----

                                                        ARTICLE 1

                                                Grant of Security Interest

         Section 1.1      Assignment and Grant of Security Interest . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.2      Security for Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
         Section 1.3      Validity and Priority of Security Interest  . . . . . . . . . . . . . . . . . . . . . . . .   3
         Section 1.4      Maintenance of Status of Security Interest, Collateral and Rights . . . . . . . . . . . . .   3
                 (a)      Required Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (b)      Protection of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (c)      Authorized Action . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
                 (d)      Registrations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
         Section 1.5      Debtor Remains Obligated; the Collateral Agent and Secured Parties Not Obligated  . . . . .   4
         Section 1.6      Termination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

                                                        ARTICLE 2

                                              Representations and Warranties

         Section 2.1      Authorization; Enforceability; Required Consents; Absence of Conflicts  . . . . . . . . . .   4
         Section 2.2      Rights of the Debtor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.3      Perfection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.4      Registrations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
         Section 2.5      Other Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

                                                        ARTICLE 3

                                                        Covenants

         Section 3.1      Chief Executive Office  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 3.2      Preservation of Existence and Preservation of Enforceability  . . . . . . . . . . . . . . .   6
         Section 3.3      No Disposition of Collateral  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
         Section 3.4      Additional Property . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                                        ARTICLE 4

                                                     Event of Default

         Section 4.1      Application of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7

         Section 4.2      Remedies  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
         SECTION 4.3      INDEMNITY AND EXPENSES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

                                                        ARTICLE 5

                                                      Interpretation

         Section 5.1      Definitional Provision  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (a)      Certain Terms Defined by Reference  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (b)      Other Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
                 (c)      Other Definitional Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         Section 5.2      Power of Attorney . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

                                                        ARTICLE 6

                                                      Miscellaneous

         Section 6.1      Expenses of the Debtor's Agreements and Duties  . . . . . . . . . . . . . . . . . . . . . .  12
         Section 6.2      Collateral Agent's Right to Perform on the Debtor's Behalf  . . . . . . . . . . . . . . . .  12
         Section 6.3      Collateral Agent's Right to Use Agents  . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.4      Limitation of the Collateral Agent's Obligations With Respect to Collateral . . . . . . . .  13
         Section 6.5      Rights of the Collateral Agent under UCC and Applicable Law . . . . . . . . . . . . . . . .  13
         Section 6.6      Waivers of Rights Inhibiting Enforcement  . . . . . . . . . . . . . . . . . . . . . . . . .  13
         Section 6.7      Notices and Deliveries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (a)      Manner of Delivery  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
                 (b)      Addresses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.8      Rights and Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         Section 6.9      Amendments; Waivers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 6.10     GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         SECTION 6.11     WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.12     Consent to Jurisdiction; Waiver of Immunities . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.13     Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         Section 6.14     Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 6.15     Successors and Assigns  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 6.16     Loan Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         Section 6.17     Obligations Not Affected  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         SECTION 6.18     ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT


         INTELLECTUAL PROPERTY SECURITY AGREEMENT, dated as of December 19, 1997, between ____________________________, a _______ corporation (the
"Debtor"), and NationsBank of Texas, N.A., a national banking association, in its capacity as collateral agent (the "Collateral Agent"), for itself, each lender (and affiliate thereof that has entered into a Hedge Agreement with any Obligor (as defined in the Credit Agreements defined below) a party to the Amended and Restated Credit Agreement described below (the "Revolving Lenders"), NationsBank of Texas, N.A., in its capacity as administrative agent under the Amended and Restated Credit Agreement (the "Revolving Agent"), each lender (and affiliate thereof that has entered into a Hedge Agreement with any Obligor (as defined in the Credit Agreements defined below) a party to the Term Credit Agreement described below (the "Term Lenders"), and NationsBank of Texas, N.A., in its capacity as administrative agent under the Term Credit Agreement (the "Term ) (singularly, a "Secured Party" and collectively, "Secured Parties").


                                    RECITALS

         (1) [The Debtor] [Pillowtex Corporation, a Texas corporation (the "Borrower")], the Revolving Agent and the Revolving Lenders entered into that certain Amended and Restated Credit Agreement, dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Amended and Restated Credit Agreement").

         (2) [The Debtor] [the Borrower], the Term Agent and the Term Lenders entered into that certain Term Credit Agreement, dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Term Credit Agreement"). The Amended and Restated Credit Agreement and the Term Credit Agreement are herein, collectively, the "Credit Agreements." Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in each of the Credit Agreements or in Section 5.1.

         (3) It is the intention of the parties hereto that this Agreement create a first priority security interest in certain property of the Debtor securing the payment of the obligations set forth in Section 1.2 hereof, subject to only Permitted Liens.

         (4) It is a condition precedent to the obligation of the Revolving Lenders and the Term Lenders, as appropriate, to make the Advances, and issue, or participate in the issuance of Letters of Credit under the Credit Agreements that the Debtor shall have executed and delivered to the Collateral Agent this Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to induce Secured Parties, as appropriate, to, among other things, make the Advances and issue, or participate in the issuance of, Letters of Credit under the Credit Agreements, the Debtor hereby agrees with the Collateral Agent for its benefit and the ratable benefit of the other Secured Parties, as hereinafter set forth.


                                   ARTICLE 1

                           Grant of Security Interest

         Section 1.1 Assignment and Grant of Security Interest. The Debtor hereby assigns to, and pledges and grants to the Collateral Agent, for its benefit and the ratable benefit of the other Secured Parties, a security interest in, the entire right, title and interest of the Debtor, in and to the Collateral.

         Section 1.2 Security for Obligations. This Agreement creates an enforceable security interest in the Collateral, subject only to Permitted Liens, as provided herein, securing the payment and performance of any and all obligations now or hereafter existing of the Debtor and each other Obligor under the Credit Agreements and the other Loan Documents, including any extensions, modifications, substitutions, amendments and renewals thereof, whether for principal, interest, fees, expenses, indemnification or otherwise) (all such obligations of the Debtor and each other Obligor being the "Obligations"). Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts which constitute part of the Obligations and would be owed by the Debtor and each other Obligor to the Collateral Agent or any other Secured Party under any Loan Document, but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding under any Debtor Relief Law involving the Debtor and any other Obligor (including all such amounts which would become due or would be secured but for the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding of the Debtor, any other Obligor or any other Person under any Debtor Relief Law). [NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, IN ANY ACTION OR PROCEEDING INVOLVING ANY STATE CORPORATE LAW, OR ANY STATE OR FEDERAL BANKRUPTCY, INSOLVENCY, REORGANIZATION OR OTHER LAW AFFECTING THE RIGHTS OF CREDITORS GENERALLY IF THE SECURITY INTEREST GRANTED BY THE DEBTOR HEREIN SHALL BE HELD VOID, INVALID OR UNENFORCEABLE, OR SUBORDINATED TO THE LIENS OR CLAIMS OF ANY OTHER CREDITORS, ON ACCOUNT OF THE AMOUNT OF THE OBLIGATIONS SECURED BY SUCH SECURITY INTEREST THEN, THE AMOUNT OF THE OBLIGATIONS SECURED BY SUCH SECURITY INTEREST SHALL, WITHOUT ANY ACTION BY THE DEBTOR, THE COLLATERAL AGENT, ANY OTHER SECURED PARTY OR ANY OTHER PERSONS, BE AUTOMATICALLY LIMITED AND REDUCED TO THE HIGHEST AMOUNT THAT IS VALID AND ENFORCEABLE AND NOT SUBORDINATED TO THE CLAIMS OF OTHER CREDITORS AS DETERMINED IN SUCH ACTION OR PROCEEDING.]

         Section 1.3 Validity and Priority of Security Interest. The Debtor agrees that the Security Interest shall at all times be valid, perfected, continuing and binding and enforceable against the Debtor and all other Persons, in accordance with the terms hereof, as security for the Obligations, and that the Collateral shall not at any time be subject to any other Lien, except Permitted Liens.

         Section 1.4 Maintenance of Status of Security Interest, Collateral and Rights.

         (a) Required Action. The Debtor shall take all action that may be necessary and that the Collateral Agent may reasonably request, so as at all times (i) to maintain the validity, perfection, enforceability and priority of the Security Interest in the Collateral in conformity with the requirements of
Section 1.3, and (ii) to protect and preserve, and to enable the exercise or enforcement of, the rights of the Collateral Agent hereunder, including (A) immediately discharging all Liens, except Permitted Liens, and (B) executing and delivering financing or continuation statements, instruments of pledge, notices and instructions in each case in form and substance reasonably satisfactory to the Collateral Agent.

         (b) Protection of Collateral. Except as permitted under the Credit Agreements, the Debtor shall protect, preserve, renew and maintain, in each case in a manner consistent with reasonably responsible business and legal practices, all rights of the Debtor in the Collateral, including (i) prosecuting such suits, proceedings or other actions for infringement, unfair competition, dilution or other damage as the Debtor in its reasonable business judgment deems appropriate under the circumstances or (ii) appearing in and defending any action or proceeding that may materially adversely affect the Debtor's title to or the Collateral Agent's security interest in all or any material part of the Collateral, when such action is in the Debtor's reasonable business judgment necessary to protect the Debtor's Collateral. Any expenses incurred by the Debtor in protecting, preserving, renewing and maintaining the Collateral shall be borne by the Debtor. To the maximum extent permitted by Laws, during the continuance of an Event of Default, the Collateral Agent shall have the right, without taking title to any Collateral, to bring suit to enforce any or all Collateral or its Security Interest in any or all of the Collateral, in which event the Debtor shall, at the reasonable request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement. All reasonable costs, reasonable expenses and other moneys reasonably advanced by the Collateral Agent in connection with the foregoing shall, whether or not there are then outstanding any amounts under the Credit Agreements, be treated as Obligations, but the making of any advances by the Collateral Agent or any other Secured Party shall not relieve the Debtor of any default hereunder.

         (c) Authorized Action. The Collateral Agent is hereby authorized to file one or more continuation statements, and during the continuance of an Event of Default, financing statements, amendments thereto and instruments of pledge, notices and instructions without the signature of or in the name of the Debtor when permitted by Applicable Law provided that the Collateral Agent. A carbon, photographic or other reproduction of this Agreement or of any financing statement filed in connection with this Agreement shall be sufficient as a financing statement where permitted by Applicable Law.

         (d) Registrations. Except as permitted under the Credit Agreements, the Debtor shall renew or maintain, as specified in and permitted by any Applicable Law, and shall make any filings necessary to renew or maintain the Registrations referred to in Section 2.4.

         Section 1.5 Debtor Remains Obligated; the Collateral Agent and Secured Parties Not Obligated. The grant by the Debtor to the Collateral Agent of the Security Interest shall not relieve the Debtor from the performance of any term, covenant, condition or agreement on its part to be performed or observed (including by virtue of the exercise by the Collateral Agent of any of its rights hereunder), or from any liability to any Person, under or in respect of any of the Collateral or impose any obligation on the Collateral Agent or any Secured Party or impose any liability on the Collateral Agent or any other Secured Party for any act or omission on the part of the Debtor relative thereto.

         Section 1.6      Termination.

         (a) After the latest of the Release Dates set forth in the Credit Agreements, (i) this Agreement shall terminate and be of no further force and effect (except as provided in Section 1.6(b)) and all rights to the Collateral shall revert to the Debtor, and (ii) the Collateral Agent will, at the Debtor's expense, execute and deliver to the Debtor such documents as the Debtor shall reasonably request to evidence such termination.

         (b) The Debtor agrees that, to the extent permitted by Applicable Law, if at any time all or any part of any payment theretofore applied by the Collateral Agent and the other Secured Parties to any of the Obligations is or must be rescinded or returned by any Person for any reason whatsoever (including the insolvency, bankruptcy or reorganization of the Debtor or any other Person), such Obligations shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Collateral Agent or any other Secured Party, and the Security Interest granted hereunder shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by the Collateral Agent or any other Secured Party had not been made.


                                   ARTICLE 2

                         Representations and Warranties

         The Debtor represents and warrants as follows:

         Section 2.1 Authorization; Enforceability; Required Consents; Absence of Conflicts. The Debtor has the legal power, and has taken all necessary legal action to authorize it, to execute, deliver and perform in accordance with its terms this Agreement and to execute and deliver all financing statements and other filings contemplated hereby, including those supplementary or additional filings referred to in
Section 3.5. This Agreement has been duly executed and delivered by the Debtor and is the legal, valid and binding obligation of the Debtor, enforceable in accordance with its terms subject to (i) equitable principles generally and
(ii) the Debtor Relief Laws (insofar as such laws relate to the bankruptcy, insolvency or similar event of the Debtor). The execution, delivery and performance in accordance with its terms by the Debtor of this Agreement does not and (absent any change in any Law) will not (a) except for the filing in the jurisdiction set forth in Schedule 1 hereto and acceptance of financing statements and continuation statements in connection therewith delivered to the Collateral Agent describing this Agreement and the Collateral under the UCC, the timely filing of this Agreement with the United States Patent and Trademark Office and acceptance thereof to the extent permitted by Applicable Law and those supplementary or additional filings referred to in Section 3.5, require any consent or approval on or prior to the Agreement Date not already obtained, including any consent or approval of any shareholder or partner of or other holder of an equity interest in the Debtor except to the extent that the failure to obtain such consent or approval could not reasonably be expected to have a Material Adverse Effect, (b) violate or conflict with its organizational documents, or (c) violate or conflict with, result in a breach of, constitute a default under, or result in or require the creation of any Lien (other than the Security Interest) upon any assets of the Debtor under any contract or agreement or Applicable Laws, in each case the effect of which could reasonably be expected to have a Material Adverse Effect.

         Section 2.2 Rights of the Debtor. The Debtor is the legal and beneficial owner of the Collateral free and clear of any Lien, except for the Security Interest and Permitted Liens. No effective financing statement or other instrument similar in effect naming the Debtor as "debtor" covering all or any part of the Collateral is on file in any recording office, except such as (a) may have been filed in favor of the Collateral Agent relating to this Agreement, (b) may be filed in respect of Permitted Liens, and (c) may be filed in connection with respect to which the requirements of Section 3.1(i) of each of the Credit Agreements have been notified.

         Section 2.3 Perfection. This Agreement, together with the filings referred to in Section 2.1(a) above, will create in favor of the Collateral Agent valid and perfected security interests in the Collateral and such security interests will be a first priority security interest on existing Registrations, subject only to Permitted Liens; provided that additional actions may be required with respect to the perfection of proceeds of the Collateral held on the date hereof.

         Section 2.4 Registrations. Annexes A-1, A-2, B-1 and B-2, as applicable, set forth a true and complete list of all material Registrations in the United States Patent and Trademark Office and related state filings owned by the Debtor as of the date hereof.

         Section 2.5 Other Property. On the date hereof, the Debtor has no interest in any Copyright that is material to the operation of the Debtor's existing and anticipated business and that are registered or subject to any application for registration, except where the failure to do so could not reasonably be expected to have a Material Release Effect, and the Debtor does not believe, after appropriate review of all relevant facts and circumstances, that any registration or filing with respect to any interest the Debtor may have in any property which may constitute Copyrights is material to the operation of the Debtor's existing and anticipated business.


                                   ARTICLE 3

                                   Covenants

         Section 3.1 Chief Executive Office. The Debtor shall maintain its chief executive office and the office where the books and records relating to the Collateral are kept only at the location specified on Schedule 1 to the Security Agreement executed by the Debtor pursuant to the Credit Agreements.

         Section 3.2 Preservation of Existence and Preservation of Enforceability. The Debtor shall, so long as any of the Obligations remain outstanding, take all reasonable action and obtain all material Necessary Authorizations reasonably required so that its obligations under this Agreement will at all times be legal, valid and binding and enforceable in accordance with its terms, subject to (i) equitable principles generally and (ii) the Debtor Relief Laws (insofar as such laws relate to the bankruptcy, insolvency or similar event of the Debtor), except, in each case, where the failure to obtain such Necessary Authorizations could not reasonably be expected to have a Material Adverse Effect.

         Section 3.3 No Disposition of Collateral. Except to the extent permitted by the Credit Agreements, the Debtor shall not sell, transfer or otherwise dispose of any of the Collateral or any interest therein that is material to the Debtor's business, or grant any license thereunder, except for licenses granted or other dispositions in the ordinary course of business.

         Section 3.4 Additional Property. If after the date hereof, the Debtor uses or acquires any interest in any Registration which is within the definition of "Collateral" or modification, reformulation or other alteration to any Registration that is material to the Debtor's business, the Debtor shall execute and deliver to the Collateral Agent all documents and instruments the Collateral Agent may reasonably require to grant to the Collateral Agent a perfected first priority Lien therein (subject only to Permitted Liens) and to subject all of such interest to this Agreement, including but not limited to any new, supplementary or additional filings.


                                   ARTICLE 4

                                Event of Default

         Upon the occurrence and during the continuance of an Event of Default:

         Section 4.1 Application of Proceeds. All cash proceeds received by the Collateral Agent upon any sale of, collection of, or other realization upon, all or any part of the Collateral shall be applied as follows:

         First: To the payment of all reasonable out-of-pocket costs and expenses incurred in connection with the sale of, collection of or other realization upon Collateral, including reasonable attorneys' fees and disbursements;

         Second: To the payment of the Obligations as provided in the Intercreditor Agreement and in such order and in such manner as provided in the Intercreditor Agreement (with the Debtor remaining liable for any deficiency); and

         Third: To the extent of the balance (if any) of such proceeds, to the payment to the Debtor or other Person legally entitled thereto.

         Section 4.2      Remedies.

         (a) If an Event of Default has occurred and is continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code in effect in the State of Texas at that time (the "UCC") (whether or not the Uniform Commercial Code applies to the affected Collateral), and also may (i) require the Debtor to, and the Debtor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral (to the extent capable of being assembled) as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent, which is reasonably convenient to both parties or (ii) without notice, except as specified below, sell the Collateral or any portion thereof in one or more parcels at public or private sale, at any of the Collateral Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable. The Debtor agrees that, to the extent notice of sale shall be required by Applicable Law, ten days' written notice to the Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, provided that ten days' written notice does not violate any Applicable Law. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.
The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Collateral Agent may be the purchaser at any sale of the Collateral and pay all or any part of the purchase price thereof by cancelling part or all of the Obligations.

         (b) If an Event of Default has occurred and is continuing, the Collateral Agent may obtain the appointment of a receiver of the Collateral.

         (c) If an Event of Default has occurred and is continuing, the Collateral Agent may without notice to the Debtor and at such time or times as the Collateral Agent in its reasonable discretion may determine, exercise any or all of the Debtor's rights in, to and under, or in any way connected with or related to, any or all of the Collateral in accordance with Section 6.4, including (i) enforcing the performance of, and exercising any or all of the Debtor's rights with respect to the Collateral, in each case by legal proceedings or otherwise and (ii) settling, adjusting, compromising, extending, renewing, discharging and releasing any or all of, and any legal proceedings brought with respect to any or all of, the Debtor's rights with respect to the Collateral.

         (d) If an Event of Default has occurred and is continuing, the Collateral Agent may exercise any other right or remedy available under any other Loan Document or Applicable Laws.

         (e) The Debtor agrees that, in any sale of any of the Collateral after an Event of Default that has occurred and is continuing, the Collateral Agent is authorized to comply with any limitation or restriction in connection with such sale as counsel may advise the Collateral Agent is necessary in order to avoid any violation of applicable Law (including compliance with such procedures as may restrict the number of prospective bidders or purchasers, require that such prospective bidders and purchasers have certain qualifications, and restrict such prospective bidders and purchasers to Persons who will represent and agree that they are purchasing for their own account or investment and not with a view to the distribution or resale of such Collateral), or in order to obtain any required approval of the sale or of the purchase by any Tribunal, and the Debtor further agrees that such compliance shall not result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall the Collateral Agent or any other Secured Party be liable or accountable to the Debtor for any discount allowed solely by reason of the fact that such Collateral was sold in compliance with any such limitation or restriction.

         (f) Upon written demand of the Collateral Agent, after an Event of Default has occurred and in continuing the Debtor shall execute and deliver to the Collateral Agent an assignment or assignments of the Collateral and such other documents as are reasonably necessary to carry out the intent and purposes of this Agreement. The Debtor agrees that such an assignment and/or recording shall be applied to reduce the Obligations outstanding only to the extent that the Collateral Agent or any other Secured Party receives cash proceeds in respect of the sale of, or realization upon, the Collateral.

         (g) For the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 4.2 at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Debtor hereby grants to the Collateral Agent, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Debtor) to use, assign, license or sublicense any of the Collateral now owned or hereafter acquired by the Debtor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

         SECTION 4.3      INDEMNITY AND EXPENSES.

         (a) THE DEBTOR AGREES TO INDEMNIFY (WHICH SHALL BE PAYABLE FROM TIME TO TIME ON DEMAND) THE COLLATERAL AGENT AND OTHER SECURED PARTIES FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES AND LIABILITIES (INCLUDING REASONABLE ATTORNEYS' FEES) ARISING OUT OF OR RESULTING FROM THIS AGREEMENT (INCLUDING ENFORCEMENT OF THIS AGREEMENT), EXPRESSLY INCLUDING SUCH CLAIMS, LOSSES, OR LIABILITIES ARISING OUT OF MERE NEGLIGENCE OF THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY, EXCEPT CLAIMS, LOSSES OR LIABILITIES AS FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO HAVE RESULTED SOLELY FROM THE COLLATERAL AGENT'S OR ANY SECURED PARTY'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, BUT EXCLUDING (i) ANY CLAIM OR LIABILITY THAT ARISES AS A DIRECT RESULT OF THE OPERATION OF ANY COLLATERAL BY THE COLLATERAL AGENT OR ANY OF THE OTHER SECURED PARTIES AFTER TAKING POSSESSION THEREOF BY FORECLOSURE OR BY TRANSFER IN LIEU OF FORECLOSURE (PROVIDED THAT SUCH CLAIM OR LIABILITY DOES NOT RELATE TO ANY CONDITION EXISTING ON OR WITH RESPECT TO SUCH COLLATERAL PRIOR TO FORECLOSURE OR TRANSFER IN LIEU OF FORECLOSURE), (ii) MATTERS RAISED EXCLUSIVELY BY A PARTICIPANT AGAINST THE COLLATERAL AGENT OR ANY OTHER SECURED PARTY, AND (iii) MATTERS RAISED BY ONE LENDER AGAINST A LENDER OR BY ANY SHAREHOLDERS OF A LENDER AGAINST A LENDER OR ITS MANAGEMENT.

         (b) The Debtor will upon demand pay to the Collateral Agent the amount of any and all reasonable out-of- pocket expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Collateral Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,
(iii) the exercise or enforcement of any of the rights of the Collateral Agent hereunder, or (iv) the failure by the Debtor to perform or observe any of the provisions hereof.

                                   ARTICLE 5

                                 Interpretation

         Section 5.1      Definitional Provision.

         (a) Certain Terms Defined by Reference. The terms "collateral", "inventory", "rights", and "security interest" shall have the meanings ascribed thereto in the UCC, or, when capitalized, the meanings specified in subsection
(b) below.

         (b)     Other Defined Terms.  For purposes of this Agreement:

         "Agreement" means this Agreement, including all schedules, annexes and exhibits hereto.

         "Collateral" means the Debtor's rights, title and interests, (whatever they may be) in each of the following, in each case whether now or hereafter existing or now owned or hereafter acquired by the Debtor and whether or not the same is subject to Article 9 of the UCC, and wherever the same may be located, but only to the extent such assets are not presently encumbered:

                 (i)      the Trademarks and Goodwill;

                 (ii)     the Patents;

                 (iii) all registrations or letters patent issued or applied for (now or hereafter) with respect to the Trademarks and Patents and renewals thereof in the United States and any state thereof (the "Registrations");

                 (iv) any renewal, reissue, re-examination certificate, extension or the like with respect to the Trademarks and Patents;

                 (v) all rights to use the Trademarks as trade names or assumed names in all aspects of its business;

                 (vi) all inventions, processes, production methods, proprietary information, know-how and trade secrets related to the Patents;

                 (vii) all licenses, sublicenses or user or other agreements granted in favor of or from the Debtor with respect to any of the foregoing to the extent assignable without violation thereof, together with any Goodwill connected with or symbolized by any such licenses and agreements and the right to prepare for sale and sell any and all inventory of the Debtor now or hereafter covered by such licenses and agreements;

                 (viii) all proceeds and products of the foregoing. The inclusion of "proceeds" of Collateral in the definition of "Collateral" shall not be deemed a consent by the Collateral Agent to any sale or other disposition of any Collateral not otherwise specifically permitted by the terms hereof or by the Credit Agreements.

         "Copyright" means any copyright, copyright registration and applications for such registration, all subject matter related to such copyrights, in any and all forms, and all copyrights and applications for registration of copyrights related to such copyrights.

         "Goodwill" means the goodwill of the businesses connected with the use of (or associated with) and symbolized by the Trademarks, but not any other goodwill.

         "Governmental Approval" means any authorization, consent, approval, license or exemption of, registration or filing with, or report or notice to, any Tribunal.

         "Information" means data, certificates, reports, statements (including financial statements), documents and other information in form (including electronic media) reasonably acceptable to the Collateral Agent.

         "Patents" means all patents, all inventions and subject matter related to such patents, in any and all forms, and all patents and applications for patents related to such patents, including but not limited to the patents listed on Annex A-1 attached hereto, all inventions and all subject matter related to such patents, in any and all forms, and all patents and applications for patents related to such patents, including those patents and applications listed on Annex A-2 attached hereto, together with the reissues, divisions, continuations, renewals, extensions and continuations- in-part thereof, all income, royalties, damages and payments now or hereafter due and payable under and with respect thereto, including, without limitation, damages for past or future infringements thereof and the right to sue for past, present and future infringements thereof.

         "Security Interest" means the continuing security interest of the Collateral Agent in the Collateral intended to be effected by the terms of this Agreement or any financing and continuation statements or other filings contemplated hereby.

         "Trademarks" means all trade names, trademarks, and service marks, in any and all forms, and all trade name, trademark and service mark registrations and applications for registration related to such trademarks, trade names and service marks, including but not limited to the registered trade names, trademarks, and service marks listed on Annex B- 1 attached hereto, and all applications for registration of trade names, trademarks, and service marks, including those applications listed on Annex B-2 attached hereto, all common law rights to such trade names, trademarks and service marks, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

         "UCC" means Article 9 of the Uniform Commercial Code as in effect from time to time in the State of Texas.

         (c)     Other Definitional Provisions.

                 (i) Except as otherwise specified herein, all references herein (A) to any Person shall be deemed to include such Person's successors and assigns, (B) to any Applicable Law referred to herein shall be deemed references to such Applicable Law as the same may have been or may be amended or supplemented from time to time and (C) to this Agreement or other agreement defined or referred to herein shall be deemed a reference to this Agreement or other agreement as the terms thereof may have been or may be amended, supplemented, waived or otherwise modified from time to time.

                 (ii) Whenever the context so requires, the neuter gender includes the masculine or feminine, the masculine gender includes the feminine, and the singular number includes the plural, and vice versa.

                 (iii) Except as otherwise indicated, any reference herein to the "Collateral", the "Obligations" or any other collective or plural term shall be deemed to be a reference to each and every item included within the category described by such collective or plural term, so that a reference to the "Collateral" or the "Obligations" shall be deemed a reference to any or all of the Collateral or the Obligations, as the case may be.

                 (iv) Capitalized Terms not otherwise defined herein have the meaning specified in the Credit Agreements, and, to the extent of any conflict, terms as defined in the Credit Agreements shall control (provided, that a more expansive or explanatory definition shall not be deemed a conflict).

         Section 5.2 Power of Attorney. Each power of attorney, license and other authorization in favor of the Collateral Agent or any other Person granted by or pursuant to this Agreement shall be deemed to be irrevocable and coupled with an interest.


                                   ARTICLE 6

                                 Miscellaneous

         Section 6.1 Expenses of the Debtor's Agreements and Duties. The Collateral Agent and the other Secured Parties shall not be liable for the costs and expenses of the Debtor arising out of the Debtor's performance or observance of the terms, conditions, covenants and agreements to be observed or performed by the Debtor under this Agreement.

         Section 6.2 Collateral Agent's Right to Perform on the Debtor's Behalf. If the Debtor shall fail to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, the Collateral Agent may (but shall not be obligated to) do the same or cause it to be done or performed or observed, either in its name or in the name and on behalf of the Debtor, and in the event that the Debtor shall have failed to observe or perform any of the terms, conditions, covenants and agreements to be observed or performed by it under this Agreement, then the Debtor hereby authorizes the Collateral Agent to do so, and the Debtor hereby appoints the Collateral Agent, and any other Person the Collateral Agent may designate, as the Debtor's attorney-in-fact (exercisable during the continuance of an Event of Default) to do, or cause to be done, in the name, place and stead of the Debtor in any way in which the Debtor itself could do, or cause to be done, any or all things necessary to observe or perform the terms, conditions, covenants and agreements to be observed or performed by the Debtor under this Agreement. In addition, the Debtor hereby irrevocably appoints the Collateral Agent as the Debtor's attorney-in-fact (exercisable during the continuance of an Event of Default) to execute and deliver in the Debtor's name and stead to any purchaser at any sale held under Section 4.2 hereof any and all documents and instruments of assignment, transfer and conveyance necessary or appropriate to transfer to such purchaser the Collateral sold at such sale. This appointment as attorney-in-fact shall terminate upon the termination of this Agreement.

         Section 6.3 Collateral Agent's Right to Use Agents. The Collateral Agent may exercise its rights under this Agreement through an agent or other designee.

         Section 6.4 Limitation of the Collateral Agent's Obligations With Respect to Collateral.

         (a) Except for (i) exercising reasonable care in respect of Collateral held by the Collateral Agent and (ii) accounting for moneys actually received by it hereunder, the Collateral Agent shall not have any duty or liability to protect or preserve any Collateral or to preserve rights pertaining thereto, except to the extent of any gross negligence or willful misconduct of the Collateral Agent or other Secured Parties.

         (b) Nothing contained in this Agreement shall be construed as requiring or obligating the Collateral Agent, and the Collateral Agent shall not be required or obligated, to (i) present or file any claim or notice or take any action, with respect to any Collateral or in connection therewith or
(ii) notify the Debtor of any decline in the value of any Collateral.

         Section 6.5 Rights of the Collateral Agent under UCC and Applicable Law. The Collateral Agent shall have, with respect to the Collateral, in addition to all of their rights under this Agreement, (a) the rights of a secured party under the UCC, whether or not the UCC would otherwise apply to the collateral in question, and (b) the rights of a secured party under all other Applicable Laws.

         Section 6.6 Waivers of Rights Inhibiting Enforcement. To the extent not prohibited by Applicable Law, the Debtor waives all rights of redemption, appraisement, or marshalling of assets.

         Section 6.7      Notices and Deliveries.

         (a) Manner of Delivery. All notices and other communications provided for hereunder shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answer back received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section 5.9.

         (b) Addresses. All notices, communications and materials to be given or delivered pursuant to this Agreement shall be given or delivered at the following respective addresses and telecopier and telephone numbers and to the attention of the following individuals or departments:

         (i)     if to the Debtor, to it at:

                 Pillowtex Corporation
                 411 Mint Way
                 Dallas, Texas 75237
                 Telephone No.:   (214) 333-3225
                 Telecopier No.:  (214) 330-6016

                 Attention: Chief Financial Officer

         (ii)    if to the Collateral Agent, to it at:

                 NationsBank of Texas, N.A.
                 901 Main Street, 67th Floor
                 Dallas, Texas 75202
                 Telephone No.:   (214) 508-0280
                 Telecopier No.:  (214) 508-0980

                 Attention:       Suzanne Smith

or at such other address or, telecopier or telephone number or to the attention of such other individual or department as the party to which such information pertains may hereafter specify by giving 10 days' written notice to the other specifically captioned "Notice of Change of Address".

         Section 6.8 Rights and Remedies Cumulative. Each of the Collateral Agent's rights and remedies under this Agreement shall be in addition to all of its other rights and remedies under this Agreement and Applicable Law, and nothing herein shall be construed as limiting any such rights or remedies.

         Section 6.9 Amendments; Waivers. Any term, covenant, agreement or condition of this Agreement may be amended, and any right under this Agreement may be waived, if, but only if, such amendment or waiver is in writing and is signed by the Collateral Agent and, in the case of an amendment, by the Debtor. Unless otherwise specified in such waiver, a waiver of any right under this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No election not to exercise, failure to exercise or delay in exercising any right, nor any course of dealing or performance, shall operate as a waiver of any right of the Collateral Agent under this Agreement or Applicable Law, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right of the Collateral Agent under this Agreement or Applicable Law.

         SECTION 6.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS (WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAWS) AND THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE REQUIRED TO BE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

         SECTION 6.11 WAIVER OF JURY TRIAL. THE COLLATERAL AGENT AND THE DEBTOR HEREBY WAIVE, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ALL RIGHT TO TRIAL BY JURY IN ANY JUDICIAL PROCEEDINGS INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF OR RELATED TO, THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         Section 6.12     Consent to Jurisdiction; Waiver of Immunities.

         (a) The Debtor and the Collateral Agent each hereby irrevocably submits to the non-exclusive jurisdiction of any United States Federal or Texas State courts sitting in Dallas, Texas, in any action or proceeding arising out of or relating to this Agreement, and the Debtor and the Collateral Agent hereby irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in such court or that such court is an inconvenient forum.

         (b) Nothing in this section shall limit the right of the Debtor, the Collateral Agent or any other Secured Party to bring any action or proceeding against any other party or its property in the courts of any other jurisdictions.

         Section 6.13 Severability. Any provision of this Agreement which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability, without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         Section 6.14 Counterparts. This Agreement may be signed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute but one and the same instrument.

         Section 6.15 Successors and Assigns. All of the provisions of this Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         Section 6.16 Loan Documents. This Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         Section 6.17 Obligations Not Affected. To the fullest extent permitted by Applicable Law, the obligations of the Debtor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:

         (a) any amendment or modification or addition or supplement to any Loan Documents or any instrument delivered in connection therewith or any assignment or transfer thereof;

         (b) any exercise, non-exercise, or waiver by the Collateral Agent or any other Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or the Collateral or any part thereof provided pursuant to, this Agreement or any other Loan Documents;

         (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, any other Loan Documents or any assignment or transfer of any thereof; or

         (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of the Debtor or any other Person, whether or not the Debtor shall have notice or knowledge of any of the foregoing.

         SECTION 6.18 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL

AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL ARGUMENTS BETWEEN THE PARTIES.


                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers all as of the date first above written.

                                       DEBTOR:


                                       -------------------------------------




                                       -------------------------------------
                                       Name:
                                            --------------------------------
                                       Title:
                                             -------------------------------

-----------------------------------

-----------------------------------

Telephone No.:
                 ------------------
Telecopier No.:
                 ------------------

Attention:
                 ------------------

                 ------------------

                                       SECURED PARTY:

                                       NATIONSBANK OF TEXAS, N.A., as the
                                       Collateral Agent



                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------

                                   Annex A-1

                                    Patents


        Nature of Interest                                                                    Country of
      (e.g. owner, licensee)                  Patent No.                Issue Date              Issue
      ----------------------                  ----------                ----------           ------------

                                   Annex A-2

                              Patent Applications


        Nature of Interest                      Serial                                        Country of
      (e.g. owner, licensee)                      No.                   Filing Date             Issue
      ----------------------                    ------                  -----------          ------------

                                   Annex B-1

                             Registered Trademarks


        Nature of
       Interest of                                                                      Goods or
      (e.g. owner,           Registered        Registration        Int'l Class          Services            Date          Country of
        licensee              Trademark             No.              Covered             Covered         Registered          Reg.
      ------------           ----------        ------------        -----------          --------         ----------       ----------

                                   Annex B-2

                             Trademark Applications


                             Trademark
        Nature of           Application
       Interest of           relates to                               Int'l             Goods or                           Country
      (e.g. owner,           following            Serial              Class             Services          Date of             of
        licensee             Trademark              No.              Covered             Covered           Appl.            Appl.
      ------------          -----------           ------             -------            --------          -------           -----

                                   EXHIBIT E

                             COMPLIANCE CERTIFICATE


To:      NationsBank of Texas, N.A., as Administrative Agent

From:    Pillowtex Corporation

Date:    ______________ ____, ____

Re: Term Credit Agreement, dated as of December 19, 1997 ("Credit Agreement"), among Pillowtex Corporation (the "Borrower"), certain Lenders, and NationsBank of Texas, N.A., as Administrative Agent


         This Compliance Certificate is delivered pursuant to Section 6.3 of the Credit Agreement. All capitalized terms used herein and defined in the Credit Agreement shall be used as so defined. For purposes hereof, section references herein related to sections of the Credit Agreement and bracketed amounts or ratios refer to the maximum or minimum amounts or ratios required under the relevant sections of the Credit Agreement.

I.       Leverage Ratio
 A. Total Debt, determined for the Borrower and its Subsidiaries on a consolidated basis

          1.      Indebtedness for borrowed money                              $
                                                                                ------------
          2.      Obligations evidenced by bonds, debentures, notes or         $
                                                                                ------------
                  other similar instruments

          3.      Non-contingent obligations to pay the deferred purchase      $
                                                                                ------------
                  price of property or services other than trade payables
                  incurred in the ordinary course of business

          4.      Capitalized Lease Obligations                                $
                                                                                ------------
          5.      Total Debt  [(1) + (2) + (3) + (4)]                                         $
                                                                                               --------------

 B. EBITDA, calculated for the four consecutive Fiscal Quarters ending on the date of calculation (adjusted on a pro forma basis to exclude from any period under consideration personnel costs that have been eliminated concurrent with, or during the twelve-month period subsequent to, the Agreement Date)

          1.      Earnings from Operations                                     $
                                                                                ------------

          2.      Depreciation                                                 $
                                                                                ------------

          3.      Amortization                                                 $
                                                                                ------------

          4.      Other non-cash charges (to the extent included in            $
                                                                                ------------
                  determining Earnings from Operations)
          5.      EBITDA [(1) + (2) + (3) + (4)]                                              $
                                                                                               --------------

 C.       Leverage Ratio  [(A) to (B)]                                                                   to 1
                                                                                               ----------


II.      Covenant Calculations.  [To be completed quarterly except for M]  Demonstration of compliance with certain covenants contained in Article 7 of the Credit Agreement for the period ended ____________________.

 A.       Section 7.1(c)  Indebtedness of the Borrower and its Domestic                       $
          Subsidiaries, including in respect of Capitalized Lease                              --------------
          Obligations, incurred to purchase, or to finance the purchase of, assets which constitute property, plant and equipment

          1.      Maximum in aggregate principal amount outstanding,                          $35,000,000
                  when aggregated with Section 7.1(o)

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------

 B. Section 7.1(h) Indebtedness assumed in connection with Acquisitions permitted under Section 7.6 (excluding the
          Fieldcrest Cannon Transaction)

          1.      Maximum in aggregate principal amount outstanding                           $20,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------

 C.       Section 7.1(o)  Other Indebtedness of the Borrower and its
          Domestic Subsidiaries

          1.      Maximum in aggregate principal amount outstanding,                          $35,000,000
                  when aggregated with Section 7.1(c)

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------
 D.       Section 7.3(g)  Investments consisting of non-cash
          consideration received in connection with a sale of assets permitted by Section 7.5

          1.      Maximum in aggregate amount outstanding at any time                         $25,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------
 E.       Section 7.3(i)  Loans or advances to directors, officers and employees of the Borrower or any of its Subsidiaries

          1.      Maximum in aggregate amount outstanding at any time                         $5,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------

 F.       Section 7.3(j)  Other Investments

          1.      Maximum in aggregate amount outstanding at any time                         $25,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------
 G.       Section 7.5(c)  Net Cash Proceeds from the disposition of
          assets (to the extent not applied pursuant to Section 2.5(b))
          outstanding and pending reinvestment pursuant to Section
          7.5(c)

          1.      Maximum at any time                                                         $5,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------

 H.       Section 7.7  Capital Expenditures

          1.      Maximum after the Agreement Date in aggregate amount

                  a.       3.25% of cumulative net revenues of the         $
                           Borrower and its Subsidiaries from and after     --------------
                           the Agreement Date

                  b.       Maximum  [$175,000,000 + (a)]                                      $
                                                                                               --------------

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------
 I.       Section 7.8(b)  Dividends payable by the Borrower

          1.      Maximum in aggregate amount during any Fiscal Year                          $10,000,000

          2.      Actual                                                                      $
                                                                                               --------------

          3.      Difference  [(1) - (2)]                                                     $
                                                                                               --------------

 J.       Section 7.11  Maximum Leverage Ratio

          1.      Maximum

                  a.       From and including the last Fiscal Quarter of                      5.75 to 1
                           Fiscal Year 1997 to but not including the
                           last Fiscal Quarter of Fiscal Year 1998

                  b.       From and including the last Fiscal Quarter of                      5.25 to 1
                           Fiscal Year 1998 to but not including the
                           last Fiscal Quarter of Fiscal Tear 1999

                  c.       From and including the last Fiscal Quarter of                      4.75 to 1
                           Fiscal Year 1999 to but not including the
                           last Fiscal Quarter of Fiscal Year 2000

                  d.       From and including the last Fiscal Quarter of                      4.25 to 1
                           Fiscal Year 2000 and thereafter

          2.      Actual (see I.C. above)                                                                to 1
                                                                                              -----------
 K.       Section 7.12  Minimum Fixed Charge Coverage Ratio

          1.      Minimum at the end of each Fiscal Quarter commencing                        1.10 to 1
                  with the last Fiscal Quarter of Fiscal Year 1997

          2.      Actual

                  a.       Pretax Cash Flow, for the four consecutive Fiscal
                           Quarters ending on the date of calculation

                           (1)     EBITDA (see I.B.5. above)               $
                                                                            ---------------
                           (2)     Capital Expenditures                    $
                                                                            ---------------

                           (3)     Net Cash Proceeds received from the     $
                                   sale of assets pursuant to Section       ---------------
                                   7.5(d)

                           (4)     Pretax Cash Flow [(1) - (2) + (3)]                         $
                                                                                               --------------

                  b. Fixed Charges, calculated for Borrower and its Subsidiaries on a consolidated basis; for the first three Fiscal Quarters of Fiscal Year 1998, on an annualized basis, and for each Fiscal Quarter thereafter, for the four consecutive Fiscal Quarters ending on the date of calculation

                           (1)     Scheduled principal payments in         $
                                   respect of Indebtedness                  --------------

                           (2)     Cash interest expense (including        $
                                   interest expense pursuant to             --------------
                                   Capitalized Lease Obligations)

                           (3)     Cash Dividends paid                     $
                                                                            ---------------

                           (4)     Fixed Charges  [(1) + (2) + (3)]                           $
                                                                                               --------------
                  c.       Fixed Charge Coverage Ratio  [(a) to (b)]                                     to 1
                                                                                               ----------

 L.       Section 7.13  Minimum Net Worth

          1.      Minimum

                  a.       Fixed amount

                           (1)     From the Agreement Date to but not      $250,000,000
                                   including the last Fiscal Quarter of
                                   Fiscal Year 1998

                           (2)     From and including the last Fiscal      $260,000,000
                                   Quarter of Fiscal Year 1998 to but
                                   not including the last Fiscal
                                   Quarter of Fiscal Year 1999

                           (3)     From and including the last Fiscal      $280,000,000
                                   Quarter of Fiscal Year 1999 to but
                                   not including the last Fiscal
                                   Quarter of Fiscal Year 2000

                           (4)     From and including the last Fiscal      $300,000,000
                                   Quarter of Fiscal Year 2000 to but
                                   not including the last Fiscal
                                   Quarter of Fiscal Year 2001

                           (5)     From and including the last Fiscal      $320,000,000
                                   Quarter of Fiscal Year 2001 to but
                                   not including the last Fiscal
                                   Quarter of Fiscal Year 2002

                           (6)     From and including the last Fiscal      $340,000,000
                                   Quarter of Fiscal Year 2002 and
                                   thereafter

                  b.       An amount equal to the net worth of any         $
                           Person that, on or after the Agreement Date      --------------
                           becomes a Subsidiary of the Borrower or any
                           of its Subsidiaries or is merged into or
                           consolidated with the Borrower or any of its
                           Subsidiaries or substantially all of the
                           assets of which are acquired by the Borrower
                           or any of its Subsidiaries to the extent that
                           the purchase price therefor is paid in
                           Capital Stock of the Borrower or any of its
                           Subsidiaries

                  c.       An amount equal to 100% of any increase in      $
                           Net Worth pursuant to offerings of Capital       --------------
                           Stock of the Borrower or any of its
                           Subsidiaries or pursuant to the conversion or
                           exchange of any convertible subordinated debt
                           or redeemable preferred stock into Capital
                           Stock of the Borrower or any of its
                           Subsidiaries

                  (excluding any such increase in b. and c. above as a result of the Fieldcrest Cannon Transaction)

                  d.       Minimum Net Worth  [(a) + (b) + (c)]                               $
                                                                                               --------------

          2.      Actual                                                                      $
                                                                                               --------------
          3.      Difference  [(2) - (1)]                                                     $
                                                                                               --------------

 M.       Excess Cash Flow  [To be completed annually]

          1. Net Operating Cash Flow determined on a consolidated basis for the Borrower and its Subsidiaries

                  a.       Net Income                                      $
                                                                            ---------------
                  b.       Depreciation                                    $
                                                                            ---------------
                  c.       Amortization                                    $
                                                                            ---------------
                  d.       Other non-cash charges (to the extent           $
                           included in determining Net Income)              ---------------

                  e.       Net losses on sale of assets and non-cash       $
                           write down of assets (to the extent included     ---------------
                           in determining Net Income)

                  f.       Capital Expenditures                            $
                                                                            ---------------

                  g.       Scheduled principal payments on Indebtedness    $
                                                                            ---------------

                  h.       Net gains on sale of assets (to the extent      $
                           included in determining Net Income)              ---------------

                  i.       Net Operating Cash Flow  [(a) + (b) + (c) +                        $
                           (d) + (e) - (f) - (g) - (h)]                                        --------------

          2.      Voluntary prepayments of Indebtedness which cannot be                       $
                  reborrowed, for the four Fiscal Quarters immediately                         --------------
                  preceding the date of calculation

          3.      Excess Cash Flow  [(1) - (2)]                                               $
                                                                                               --------------

III. Compliance Certificate. [To be completed quarterly] The undersigned hereby certifies to you as follows:

         (a) I am the duly elected qualified and acting chief financial officer [or chief accounting officer] of Borrower.

         (b) I have reviewed the provisions of the Credit Agreement and the other Loan Documents, and a review of the activities of Borrower during the period from _____________ ___, ____ to __________ ___, ____ (the "Reporting Period") has been made under my supervision with a view toward determining whether, during the Reporting Period, Borrower has kept, observed, performed and fulfilled all its obligations under the Credit Agreement and such other Loan Documents.

         (c) The representations and warranties made in the Loan Documents are true and correct in all material respects as of the date hereof as though made at and of the date hereof, except for such representations and warranties which relate to a particular date or which fail to be true and correct as a result of events or occurrences permitted under the Loan Documents, and no Default or Event of Default has occurred or is continuing or is imminent.

         This Compliance Certificate is executed and delivered on the ____________ day of ______________________, ____.


                             PILLOWTEX CORPORATION



                             By:
                                     ------------------------------------------
                                     Name:
                                          -------------------------------------
                                     Title:
                                           ------------------------------------

                                   EXHIBIT F

                           ASSIGNMENT AND ACCEPTANCE

                          Dated _______________, _____

         Reference is made to the Term Credit Agreement dated as of December 19, 1997 (as amended, modified or supplemented, the "Credit Agreement") among Pillowtex Corporation, a Texas corporation ("Borrower"), NationsBank of Texas, N.A. as Administrative Agent ("Administrative Agent"), and the lenders parties thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement and the Intercreditor Agreement.

         ____________________________("Assignor") and ________________________
("Assignee") agree as follows:

         1. Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells and assigns to Assignee, and Assignee hereby purchases and assumes from Assignor the following:

         a. $____________ in aggregate principal amount of the Facility A Term Loan Advances outstanding on the Effective Date and the related pro rata share in the Facility A Term Loan Note held by Assignor; and

         b. $____________ in aggregate principal amount of the Facility B Term Loan Advances outstanding on the Effective Date and the related pro rata share in the Facility B Term Loan Note held by Assignor; and

         2. Assignor (a) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties, or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency, or value of the Credit Agreement or any other Loan Document or
(ii) the financial condition of the Borrower or any other Obligor or the performance or observance by the Borrower or any other Obligor of any of their respective obligations under the Credit Agreement or any other Loan Document; and (c) attaches the Promissory Notes referred to in Paragraph 1 above to exchange such Promissory Notes for new Promissory Notes as provided in Section 11.6(f) of the Credit Agreement.

         3. Assignee (a) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Sections 4.1(j), 6.1 and 6.2 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this

Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent, Assignor, or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof and hereof, together with such powers as are reasonably incidental thereto and hereto; (d) agrees that it will perform in accordance with its terms all of the obligations which by the terms of the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance are required to be performed by it as a Lender; (e) certifies that it is an Eligible Assignee; and
(f) specifies the addresses set forth in Schedule I attached hereto as its address for the receipt of notices and as its initial LIBOR Lender Office, respectively[; and (g) attaches the forms prescribed by the IRS certifying as to Assignee's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to Assignee under the Credit Agreement, the other Loan Documents, and this Assignment and Acceptance].

         4. The effective date for this Assignment and Acceptance shall be ___________________, (the "Effective Date").

         5. Upon such acceptance as of the Effective Date, the recordation of the information herein in the Register and upon the remittance of a $3,500 processing fee to the Administrative Agent (less any processing fee paid in respect of a simultaneous assignment under the Amended and Restated Credit Agreement), (a) Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (b) Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

         6. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of Texas. Without excluding any other jurisdiction, Assignee agrees that the courts of Texas will have jurisdiction over proceedings in connection herewith.

         7. After giving effect to this Assignment and Acceptance (and all other assignments under the Credit Agreement to be effective as of the Effective Date):

         a.       Assignee's Facility A Term Loan Specified Percentage shall be
_____%.

         b.       Assignee's Facility B Term Loan Specified Percentage shall be
_____%.

         c.       Assignee's Total Specified Percentage shall be _____%.

         d.       Assignee's Voting Specified Percentage shall be _____%.

         e.       Assignor's Facility A Term Loan Specified Percentage shall be
_____%.

         f.       Assignor's Facility B Term Loan Specified Percentage shall be
_____%.

         g.       Assignor's Total Specified Percentage shall be _____%.

         h.       Assignor's Voting Specified Percentage shall be _____%.

         8. This Assignment and Acceptance may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

                                        [NAME OF ASSIGNOR]


                                        By:
                                            ______________________________

                                            Name:_________________________

                                            Title:________________________



                                        [NAME OF ASSIGNEE]


                                        By:
                                            ______________________________

                                            Name:_________________________

                                            Title:________________________


Accepted this ___ day of ____________, _____

NATIONSBANK OF TEXAS, N.A.,
as Administrative Agent



By: ___________________________________________________

    Name:______________________________________________

    Title:_____________________________________________

PILLOWTEX CORPORATION


By: ___________________________________________________

    Name:______________________________________________

    Title:_____________________________________________

                                   Schedule I

                               ASSIGNEE'S ADDRESS



1.       Address for the Advances and Receipt of Notices





2.       Initial LIBOR Lending Office

                                   EXHIBIT G

                              SUBSIDIARY GUARANTY


         GUARANTY, dated _____________________________, made by each of the parties listed on the signature pages hereof (collectively, the "Guarantors", and each, a "Guarantor"), in favor of the Guarantied Parties referred to below.


                              W I T N E S S E T H:

         WHEREAS, Pillowtex Corporation, a Texas corporation (the "Borrower"), has entered into a Term Credit Agreement, dated as of December 19, 1997, the financial institutions party thereto, and NationsBank of Texas, N.A., as the administrative agent for said financial institutions (said Term Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement", and capitalized terms not defined herein but defined therein being used herein as therein defined); and

         WHEREAS, the Borrower, directly or indirectly, owns beneficially and of record 100% of the capital stock or other equity interests of the Guarantors, and the Borrower and each of the Guarantors are members of the same consolidated group of companies and are engaged in related businesses, and the Guarantors will derive direct and indirect economic benefit from the Advances; and

         WHEREAS, it is a condition precedent to the obligation of the Lender to make Advances under [THE REQUIREMENT OF SECTION 5.12 OF] the Credit Agreement that the Guarantors shall have executed and delivered this Guaranty; and

         WHEREAS, the Lenders and the Administrative Agent are herein referred to as the "Guarantied Parties";

         NOW, THEREFORE, in consideration of the premises and to induce the Lenders to make Advances and issue Letters of Credit, the Guarantors hereby agree as follows:

         SECTION 1. Guaranty. Each Guarantor hereby unconditionally and irrevocably guarantees the full and prompt payment when due, whether at stated maturity, by acceleration or otherwise, of, and the performance of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and any and all reasonable out-of-pocket expenses (including, without limitation, reasonable counsel fees and expenses) incurred by any of the Guarantied Parties in enforcing any rights under this Guaranty. This Guaranty is an absolute guaranty of payment and performance and not a guaranty of collection. In any action or proceeding involving any state corporate Law, or any state or federal bankruptcy, insolvency, reorganization or other Law affecting the rights of creditors generally (collectively, the "Fraudulent Transfer Laws") if the obligations of any Guarantor hereunder would otherwise, in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor in respect of intercompany indebtedness to the Borrower, other Affiliates of the Borrower or other Obligors to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder) and after giving effect as assets to the value (as determined under the applicable provisions of Fraudulent Transfer Laws) of any agreement providing for an equitable allocation among such Guarantor and other Obligors of obligations arising under guaranties by such parties (including, without limitation, Section 10 of this Guaranty), be held or determined to be void, invalid or unenforceable or subordinated to the claims of any other creditors, on account of the amount of its liability under this Guaranty, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Lender, the Administrative Agent or any other Person, be automatically limited and reduced to the highest amount that is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

         SECTION 2. Guaranty Absolute. Each Guarantor guaranties that the Obligations will be paid strictly in accordance with the terms of the Credit Agreement, the Notes and the other Loan Documents, without set-off or counterclaim, and regardless of any Law now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Guarantied Parties with respect thereto. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any provision of any other Loan Document or any other agreement or instrument relating to any Loan Document, or avoidance or subordination of any of the Obligations;

         (b) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Obligations, or any other amendment or waiver of any term of, or any consent to departure from any requirement of, the Credit Agreement, the Notes or any of the other Loan Documents;

         (c) any exchange, release or non-perfection of any Lien on any collateral for, or any release or amendment or waiver of any term of any other guaranty of, or any consent to departure from any requirement of any other guaranty of, all or any of the Obligations;

         (d) the absence of any attempt to collect any of the Obligations from the Borrower or from any other Guarantor or any other action to enforce the same or the election of any remedy by any of the Guarantied Parties;

         (e) any waiver, consent, extension, forbearance or granting of any indulgence by any of the Guarantied Parties with respect to any provision of any other Loan Document;

         (f) the election by any of the Guarantied Parties in any proceeding under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") of the application of section 1111(b)(2) of the Bankruptcy Code;

         (g) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, under section 364 of the Bankruptcy Code;

         (h) the disallowance, under section 502 of the Bankruptcy Code, of all or any portion of the claims of any of the Guarantied Parties for payment of any of the Obligations; or

         (i) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a borrower or a guarantor.

         SECTION 3. Waiver. (a) Each Guarantor hereby (i) waives (A) promptness, diligence, notice of acceptance and any and all other notices with respect to any of the Obligations or this Guaranty, (B) any requirement that any of the Guarantied Parties protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral,
(C) the filing of any claim with a court in the event of receivership or bankruptcy of the Borrower, (D) protest or notice with respect to nonpayment of all or any of the Obligations, (E) the benefit of any statute of limitation,
(F) all demands whatsoever (and any requirement that same be made on the Borrower as a condition precedent to much Guarantor's obligations hereunder) and (G) all rights by which it might be entitled to require suit on an accrued right of action in respect of any of the Obligations or require suit against the Borrower or any other guarantor, whether arising pursuant to Section 34.02 of the Texas Business and Commerce Code, as amended, Section 17.001 of the Texas Civil Practice and Remedies Code, as amended, Rule 31 of the Texas Rules of Civil Procedure, as amended, or otherwise; and (ii) covenants and agrees that, except as set forth in Section 11 hereof, this Guaranty will not be discharged except by complete performance of the Obligations and any other obligations of such Guarantor contained herein.

         (b) If, in the exercise of any of its rights and remedies, any of the Guarantied Parties shall forfeit any of its rights or remedies, including, without limitation, its right to enter a deficiency judgment against the Borrower or any other Person, whether because of any applicable law pertaining to "election of remedies" or the like, each Guarantor hereby consents to such action by such Guarantied Party and waives any claim based upon such action. Any election of remedies which results in the denial or impairment of the right of such Guarantied Party to seek a deficiency judgment against the Borrower shall not impair the obligation of such Guarantor to pay the full amount of the Obligations or any other obligation of such Guarantor contained herein.

         (c) In the event any of the Guarantied Parties shall bid at any foreclosure or trustee's sale or at any private sale permitted by law or under any of the Loan Documents, such Guarantied Party may bid all or less than the amount of the Obligations and the amount of such bid, if successful, need not be paid by such Guarantied Party but shall be credited against the

Obligations. The amount of the successful bid at any such sale, whether such Guarantied Party or any other Person is the successful bidder, shall be conclusively deemed to be the fair market value of the Collateral and the difference between such bid amount and the remaining balance of the Obligations shall be deemed to be the amount of the Obligations guaranteed under this Guaranty, subject to any present or future law or court decision or ruling may have the effect of reducing the amount of any deficiency claim to which any of the Guarantied Parties might otherwise be entitled by reason of such bidding at any such sale; provided, however, that the terms of such sale are commercially reasonable and in accordance with the provisions of the Loan Documents.

         (d) Each Guarantor agrees that notwithstanding the foregoing and without limiting the generality of the foregoing if, after the occurrence and during the continuance of an Event of Default, the Guarantied Parties are prevented by Applicable Law from exercising their respective rights to accelerate the maturity of the Obligations, to collect interest on the Obligations, or to enforce or exercise any other right or remedy with respect to the Obligations, or the Administrative Agent is prevented from taking any action to realize on the Collateral, such Guarantor agrees to pay to the Administrative Agent for the account of the Guarantied Parties, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Guarantied Parties.

         (e) Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower and of each other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations or any part thereof, that diligent inquiry would reveal. Each Guarantor hereby agrees that the Guarantied Parties shall have no duty to advise any Guarantor of information known to any of the Guarantied Parties regarding such condition or any such circumstance. In the event that any of the Guarantied Parties in its sole discretion undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (i) to undertake any investigation not a part of its regular business routine, (ii) to disclose any information which, pursuant to accepted or reasonable banking or commercial finance practices, such Guarantied Party wishes to maintain confidential, or (iii) to make any other or future disclosures of such information or any other information to such Guarantor.

         (f) Each Guarantor consents and agrees that the Guarantied Parties shall be under no obligation to marshall any assets in favor of any Guarantor or otherwise in connection with obtaining payment of any or all of the Obligations from any Person or source.

         SECTION 4. Representations and Warranties. Each Guarantor hereby represents and warrants to the Guarantied Parties as follows:

         (a) Such Guarantor (i) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) is duly qualified as a foreign corporation or other legal organization and in good standing under the laws of each jurisdiction in which the character of its properties or the nature of its business requires such qualification, except where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect, (iii) has all requisite power and authority to own its properties, to lease the property it operates under lease and to conduct its business as now or currently proposed to be conducted, (iv) is in compliance with its certificate of incorporation, by-laws, or other similar organizational and governance documents, (v) is in compliance with all other applicable requirements of Law except for such noncompliances as in the aggregate would have no Material Adverse Effect, and (vi) has all Necessary Authorizations, except for Necessary Authorizations which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate would not have any reasonable likelihood of having a Material Adverse Effect.

         (b) The execution, delivery and performance by such Guarantor of this Guaranty:

                 (i)      is within its legal powers;

                 (ii) has been duly authorized by all necessary legal action, including, without limitation, the consent of stockholders, partners or other equity holders where required; and

                 (iii) does not and will not (A) contravene its certificate of incorporation or by-laws or other comparable governing documents,
         (B) violate any other applicable requirement of Applicable Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Tribunal or arbitrator except to the extent that any such violation could not reasonably be expected to have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any of its agreements, (D) result in the creation or imposition of any Lien upon any of its property (other than Liens in favor of the Collateral Agent for the benefit of the Administrative Agent and the Lenders and the administrative agent and the lenders under the Amended and Restated Credit Agreement), or (E) require the consent or approval of any Tribunal or any other Person necessary on or prior to the Agreement Date not already obtained, except to the extent that the failure to obtain such consent or approval could not reasonably be expected to have a Material Adverse Effect.

         (c) This Guaranty has been duly executed and delivered by such Guarantor and is the legal, valid and binding obligation of such Guarantor enforceable against it in accordance with its terms, subject to Debtor Relief Laws (insofar as any such law relates to the bankruptcy, insolvency or similar event of the Guarantor) and general principles of equity.

         (d) Except as reflected on Schedule 4 to the Credit Agreements as of the Agreement Date, there is no Litigation pending against such Guarantor or any of its Subsidiaries, or in any other manner relating directly and adversely to such Guarantor or any of its Subsidiaries, or any of their properties, in any court, Tribunal or arbitrator with respect to which there is a reasonable likelihood of an adverse determination and that, if adversely determined, is reasonably likely to have a Material Adverse Effect. The performance by such Guarantor under this Guaranty is not restrained or enjoined (either temporarily, preliminarily or permanently).

         SECTION 5. Amendments. Etc. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor herefrom shall in any event be effective unless the same shall be in writing, approved by the Determining Lenders (or by all the Lenders where the approval of each Lender is required under the Credit Agreement) and signed by the Administrative Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 6. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answer back received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, if to any Guarantor, addressed to it at its address specified on the signature pages hereof, and if to any Guaranteed Party, addressed to it at the address of such Guaranteed Party specified in the Credit Agreement.

         SECTION 7. No Waiver; Remedies. (a) No failure on the part of any Guarantied Party to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by Law or any of the other Loan Documents.

         (b) Failure by any of the Guarantied Parties at any time or times hereafter to require strict performance by the Borrower, any Guarantor or any other Person of any of the provisions, warranties, terms or conditions contained in any of the Loan Documents now or at any time or times hereafter executed by the Borrower, any Guarantor or such other Person and delivered to any of the Guarantied Parties shall not waive, affect or diminish any right of any of the Guarantied Parties at any time or times hereafter to demand strict performance thereof, and such right shall not be deemed to have been modified or waived by any course of conduct or knowledge of any of the Guarantied Parties or any agent, officer, employee of any of the Guarantied Parties.

         (c) No waiver by the Guarantied Parties of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by any of the Guarantied Parties permitted hereunder shall in way affect or impair any of the rights of the Guarantied Parties or the obligations of any Guarantor under this Guaranty or under any of the other Loan Documents, except as specifically set forth in any such waiver. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest or other amount constituting any of the Obligations shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

         SECTION 8. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each of the Guarantied Parties, subject to the Intercreditor Agreement, is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set off and apply any and all deposits (general or special (except trust and escrow accounts), time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Guarantied Party to or for the credit or the account of each Guarantor against any and all of the obligations of each Guarantor now or hereafter existing under this Guaranty, irrespective of whether or not such Guarantied Party shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Each of the Guarantied Parties agrees promptly to notify each Guarantor after any such set-off and application made by such Guarantied Party; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Guarantied Party under this Section 8 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Guarantied Party may have.

         SECTION 9.  Continuing Guaranty; Transfer of Notes.  Subject to
Section 11, this Guaranty is a continuing guaranty and shall remain in full force and effect until the Release Date, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of and be enforceable by the Guarantied Parties and their respective successors, transferees, and permitted assigns. Without limiting the generality of the foregoing clause (iii), each of the Guarantied Parties may assign or otherwise transfer any Note held by it or Obligations owing to it to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Guarantied Party herein or otherwise with respect to such of the Notes and Obligations so transferred or assigned, subject, however, to compliance with the provisions of Section 11.6 of the Credit Agreement in respect of assignments.

         SECTION 10. Reimbursement. To the extent that any Guarantor shall be required to repay a portion of the Advances which shall exceed the greater of
(a) the amount of such Advances actually received by such Guarantor and (b) the amount which such Guarantor would otherwise have paid if such Guarantor had repaid the aggregate amount of such Advances (excluding the amount thereof repaid by the Borrower) in the same proportion as such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty bears to the aggregate net worth of the Guarantors (calculated for each Guarantor based on such Guarantor's net worth immediately after the later of the Agreement Date or the date such Guarantor becomes a party to this Guaranty), then such Guarantor shall be reimbursed by the other Guarantors for the amount of such excess, pro rata, based on their respective net worth immediately after the Agreement Date or the date such Guarantor becomes a party to this Guaranty, as applicable. This Section 10 is intended only to define the relative rights of the Guarantors, and nothing set forth in this Section 10 is intended to or shall impair the obligations of the Guarantors, jointly and severally, to pay to the Guarantied Parties the Obligations as and when the same shall become due and payable in accordance with the terms hereof.

         SECTION 11. Reinstatement. This Guaranty shall remain in full force and effect and continue to be effective should any petition be filed by or against any Obligor for liquidation or reorganization, should any Obligor become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of any Obligor's assets, and shall, to the fullest extent permitted by Applicable Law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to Applicable Law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligees of the Obligations or such part thereof, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         SECTION 12. GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS).

         SECTION 13. Submission to Jurisdiction; Jury Trial. (a) Any legal action or proceeding with respect to this Guaranty or any document related thereto may be brought in the courts of the State of Texas or the United States of America for Dallas, Texas, and, each of the Guarantors and Guarantied Parties hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the Guarantors and Guarantied Parties hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

         (b) Nothing contained in this Section 13 shall affect the right of any Guarantor or Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any other party or its property in any other jurisdiction.

         (c) THE GUARANTORS AND GUARANTIED PARTIES EACH, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON OR ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT.

         SECTION 14. Section Titles. The Section titles contained in this Guaranty are and shall be without substantive meaning or content of any kind whatsoever and are not a part of this Guaranty.

         SECTION 15. Execution in Counterparts. This Guaranty may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same Guaranty.

         SECTION 16. Miscellaneous. All references herein to the Borrower or to any Guarantor shall include their respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower or such Guarantor. All references to the singular shall be deemed to include the plural where the context so requires.

         SECTION 17.  Subrogation and Subordination.

         (a) Subrogation. Notwithstanding any reference to subrogation contained herein to the contrary, until the Release Date, each Guarantor hereby irrevocably waives any claim or other rights which it may have or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of any Lender against the Borrower or any collateral which any Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity, or under contract, statutes or common law, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Obligations shall not have been paid in full, such amount shall be deemed to have been paid to such Guarantor for the benefit of, and held in trust for the benefit of, the Lenders, and shall forthwith be paid to the Administrative Agent to be credited and applied upon the Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 17(a) is knowingly made in contemplation of such benefits.

         (b) Subordination. All debt and other liabilities of the Borrower to any Guarantor ("Borrower Debt") are expressly subordinate and junior to the Obligations and any instruments evidencing the Borrower Debt to the extent provided below.

                 (i) Until the Release Date, each Guarantor agrees that it will not request, demand, accept, or receive (by set-off or other manner) any payment amount, credit or reduction of all or any part of the amounts owing under the Borrower Debt or any security therefor, except as specifically allowed pursuant to clause (ii) below of the Credit Agreements;

                 (ii) Notwithstanding the provisions of clause (i), the Borrower may pay to the Guarantors and the Guarantors may receive and retain from the Borrower regularly scheduled payments due and owing under the terms of the Borrower Debt, provided that the Borrower's right to pay and the Guarantor's right to receive any such regularly scheduled amount shall automatically and be immediately suspended and cease (A) upon the occurrence of a Default (as defined in the Loan Documents) or (B) if, after taking into account the effect of such payment, a Default would occur and be continuing. The Guarantors' right to receive amounts under this clause (ii) (including any amounts which theretofore may have been suspended) shall automatically be reinstated in such time as the Default which was the basis of such suspension has been cured to the Lenders' satisfaction (provided that no subsequent Default has occurred) or such earlier date, if any, and the Administrative Agent gives notice to the Guarantors of reinstatement by the Determining Lenders, in the Determining Lenders' sole discretion;

                 (iii) If any Guarantor receives any payment on the Borrower Debt in violation of this Guaranty, such Guarantor will hold such payment in trust for the Lenders and will immediately deliver such payment to the Administrative Agent;

                 (iv) Until the Release Date, no Guarantor will demand or accelerate the maturity of all or any part of the Borrower Debt, nor collect or enforce, or attempt to collect or enforce, from the Borrower all or any part of the Borrower Debt, whether through the commencement or joinder of a suit, action or proceeding of any type (judicial or otherwise) or proceeding under any Debtor Relief Laws (the "Insolvency Proceeding"), the enforcement of any rights against any property of the Borrower, or otherwise, except where any Guaranteed Party shall request such Guarantor to file a claim in connection with any such proceeding and except as set forth in clause
         (v); and

                 (v) In the event of any Insolvency Proceeding, the Obligations shall first be paid, discharged and performed in full before any payment or performance is made upon the Borrower Debt notwithstanding any other provisions which may be made in such Insolvency Proceeding. In the event of any Insolvency Proceeding, each Guarantor will at any time prior to the Release Date (A) file, at the request of any Guarantied Party, any claim, proof of claim or similar instrument necessary to enforce the Borrower's obligation to pay the Borrower Debt, and (B) hold in trust for and pay to the Guarantied Parties any and all monies, obligations, property, stock dividends or other assets received in any such proceeding on account of the Borrower Debt in order that the Guarantied Parties may apply such monies or the cash proceeds of such other assets to the Obligations. In the event that any Guarantor fails to take such action upon any Guarantied Party's request, such Guarantied Party shall be deemed to have been appointed the attorney-in-fact for such Guarantor with respect to the Borrower Debt, and such Guarantied Party may in that capacity (i) demand, sue for, collect and receive any and all such monies, dividends or other assets, (ii) file any claim, proof of claim or similar instrument, and (iii) institute such other proceedings which such Guarantied Party, may deem reasonably necessary for the collection of the Obligations and the enforcement of the terms of this Guaranty. Upon request of any Guarantied Party, each Guarantor will execute and deliver to such Guarantied Party such other and further powers of attorney or other instruments as such Guarantied Party may reasonably request to effect the purposes of this Guaranty. If in any proceeding to enforce the payment of the Obligations it becomes necessary that any Guarantor itself prove such claims, such Guarantor shall do so upon reasonable request by such Guarantied Party. In proving these claims, however, such Guarantor shall act as the collection agent of such Guarantied Party and shall promptly pay any funds so received to such Guarantied Party.

         SECTION 18. Guarantor Insolvency. Should any Guarantor voluntarily seek, consent to, or acquiesce in the benefits of any Debtor Relief Law or become a party to or be made the subject of any proceeding provided for by any Debtor Relief Law (other than as a creditor or claimant) that could suspend or otherwise adversely affect the rights of any Lender granted hereunder, then, the obligations of such Guarantor under this Guaranty shall be, as between such Guarantor and such Lender, a fully-matured, due, and payable obligation of such Guarantor to such Lender (without regard to whether the Borrower is then in default under the Credit Agreement or whether any part of the Obligations is then due and owing by the Borrower to such Lender), payable in full by such Guarantor to such Lender upon demand, which shall be the estimated amount owing in respect of the contingent claim created hereunder.

         SECTION 19. Rate Provision. It is not the intention of any Lender to make an agreement violative of the laws of any applicable jurisdiction relating to usury. Regardless of any provision in this Guaranty, no Lender shall ever be entitled to contract, charge, receive, collect or apply, as interest on the Obligations, any amount in excess of the Highest Lawful Rate. In no event shall any Guarantor be obligated to pay any amount in excess of the Highest Lawful Rate. If from any circumstance the Administrative Agent or any Lender shall ever receive, collect or apply anything of value deemed excess interest under Applicable Law, an amount equal to such excess shall be applied to the reduction of the principal amount of outstanding Advances, and any remainder shall be promptly refunded to the payor. In determining whether or not interest paid or payable with respect to the Obligations, under any specified contingency, exceeds the Highest Lawful Rate, the Guarantors and the Lenders shall, to the maximum extent permitted by Applicable Law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest,
(b) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such Obligations so that the interest paid on account of such Obligations does not exceed the Highest Lawful Rate and/or (c) allocate interest between portions of such Obligations; provided that if the Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Highest Lawful Rate, the Lenders shall refund to the payor the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, no Lender shall be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Highest Lawful Rate.

         Section 20. Severability. Any provision of this Guaranty which is for any reason prohibited or found or held invalid or unenforceable by any court or governmental agency shall be ineffective to the extent of such prohibition or invalidity or unenforceability, without invalidating the remaining provisions hereof in such jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 21. ENTIRE AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

         IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized officer on the date first above written.


                                               --------------------------------
Notice Address for all Guarantors
for this Guaranty:

                                               By:
                                                   ----------------------------
                                                   Name:
----------------------------                            -----------------------
                                                   Title:
----------------------------                             ----------------------

----------------------------
Telephone:
          ------------------
Telecopier:
           -----------------


Accepted and Acknowledged:

NATIONSBANK OF TEXAS, N.A., as
the Administrative Agent



By:
   ----------------------------------
   Name:
        -----------------------------
   Title:
         ----------------------------

                                   EXHIBIT H

                              NOTICE OF BORROWING



NationsBank of Texas, N.A., as
   the Administrative Agent
901 Main Street, 13th Floor
Dallas, Texas 75202

Attention:      Marie T. Lancaster

         Re:    Pillowtex Corporation

Ladies and Gentlemen:

         The undersigned, an Authorized Signatory of Pillowtex Corporation, pursuant to the Term Credit Agreement, dated as of December 19, 1997, among the undersigned, the financial institutions party thereto and NationsBank of Texas, N.A., as the Administrative Agent (said Term Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined), hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Credit Agreement, that the undersigned hereby requests a [Facility A Term Loan Advance] [Facility B Term Loan Advance] under the Credit Agreement, and in that connection sets forth below the information relating to such borrowing (the "Proposed Borrowing") as required by Section
2.2 of the Credit Agreement:

         (i)     The Business Day of the Proposed Borrowing is __________, ____.

         (ii) The aggregate amount of the [Facility A Term Loan Advance] [Facility B Term Loan Advance] constituting the Proposed Borrowing is $___________, of which amount $_______ consists of Base Rate Advances, $_________ consists of LIBOR Rate Advances having an initial Interest Period of _____ months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the Proposed Borrowing, before and after giving effect thereto and to the application of the proceeds therefrom:

         (A) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in each of the other Loan Documents to which it is a party (other than those representations and warranties that specifically relate to an earlier date) are true and correct as though made on and as of such date, except as otherwise expressly provided in Section 4.2 of the Credit Agreement; and

         (B) no Default or Event of Default is continuing, or will result from the Proposed Borrowing.


                                       Very truly yours,

                                       PILLOWTEX CORPORATION



                                       By:
                                          --------------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                  EXHIBIT I-1


RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Gene L. Jameson
DONOHOE, JAMESON & CARROLL, P.C.
3400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270

                 LEASEHOLD DEED OF TRUST, ASSIGNMENT OF LEASES
                         AND RENTS, SECURITY AGREEMENT
                               AND FIXTURE FILING

THE STATE OF NORTH CAROLINA       )
                                  )          KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF CATAWBA                 )

         THAT, BEACON MANUFACTURING COMPANY, a North Carolina corporation ("Grantor"), for and in consideration of the sum of Ten Dollars to Grantor in hand paid by MICHAEL F. HORD, Trustee, of 901 Main Street, 67th Floor, Dallas, Dallas County, Texas 75202 ("Trustee"), in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to Trustee, WITH POWER OF SALE, for the benefit of NationsBank of Texas, N.A., a national banking association ("NationsBank"), having its principal office at 901 Main Street, 67th Floor, Dallas, Texas 75202, as the collateral agent (in such capacity NationsBank is called "Collateral Agent") on behalf of NationsBank and each other lender (and affiliate of each other lender) which is now or hereafter a party to the Credit Agreements (as defined below) (collectively, "Lenders" and singly, a "Lender") all of Grantor's leasehold interest in the real estate situated in the State of North Carolina, in the Counties set forth in Exhibit A attached hereto and described in Exhibit A attached hereto and made a part hereof (the "Land"), together with (i) all rights, power and privileges of Grantor as lessee under those certain Lease Agreements with the lessors (the "Lessors") as described on Exhibit B attached hereto and made a part hereof, and memoranda of which are, or will be simultaneously herewith, recorded in the office of County Clerk of Catawba County, State of North Carolina (such Lease Agreements, together with any amendments, modifications, renewals, extensions, amendments and restatements thereof, collectively, the "Leases" and individually, a "Lease"); (ii) all of Grantor's interest in the buildings and other improvements ("Improvements") now on or that may be hereafter placed on said Land; (iii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others), sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipers, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurentances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the leasehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iv) all interests now or hereafter of Grantor in and to all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (v) all interests now or hereafter of Grantor in and to any streets, ways, alleys and/or strips of land adjoining said Land or any part thereof; (vi) all licenses of Grantor necessary for the operation and maintenance of the foregoing; and (vii) all rights, estates, hereditaments, powers and privileges of Grantor appurtenant or incident to the foregoing. This conveyance shall include and the lien, security interest and assignment created hereby shall encumber and extend to all other, further or additional title, estates, interest or rights which may exist now or at any time be acquired by Grantor in or to the property demised under any lease creating a leasehold estate related to or covering all or any of the foregoing property and including Grantor's rights, if any, to purchase the property demised under any such lease and, if fee simple title to any of such property shall ever become vested in Grantor, such fee simple interest shall be encumbered by this Deed of Trust in the same manner as if Grantor had fee simple title to such property as of the date of execution hereof.

         TO HAVE AND TO HOLD the foregoing property (the "Mortgaged Property") unto Trustee and his successors or substitutes in this trust and to his or their successors and assigns, IN TRUST, WITH POWER OF SALE, for the benefit of Collateral Agent, however, upon the terms, provisions and conditions herein set forth.

         In order to secure the payment of the indebtedness described in this Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement ("Deed of Trust") and the performance of the obligations, covenants, agreements and undertakings of Grantor described in this Deed of Trust, Grantor hereby grants to Collateral Agent a security interest and lien in all of Grantor's right, title and interest in and to all present and future
(i) goods, inventory, equipment (excluding, however, any equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Credit Agreements), furnishings, fixtures, furniture, chattels and personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property, or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following, (iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security deposits and advance rentals under lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this Paragraph and held by or for the benefit of Grantor), fees, royalties, bonuses, issues, room rents, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this Paragraph, (vi) monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property or to the Lessor or other lessor of the Real Property, (vii) permits, licenses, franchises, certificates and agreements related to the foregoing, and other rights and privileges obtained in connection with, or necessary for the operation and maintenance of, the foregoing, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this Paragraph, (viii) plans, specifications, maps, surveys, reports, operating, management and maintenance contracts, architectural, engineering and construction contracts, books of account, insurance policies, guarantees, warranties and other documents, of whatever kind or character, relating to the use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described in this Paragraph, (ix) all proceeds from the taking of any of the Mortgaged Property and any property described in this Paragraph or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, (x) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this Paragraph, (xi) all guarantees, sureties and other agreements assuring performance of any obligation of any tenant of the Mortgaged Property and all property described in this Paragraph, and (xii) all proceeds arising from or by virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this Paragraph (all of the property described in this Paragraph hereinafter collectively called the "Personal Property") and all proceeds and products of the Personal Property. (The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").


                                   ARTICLE I

                              Secured Indebtedness

         1.1. Secured Indebtedness. This Deed of Trust is made to secure and enforce the payment of the following, agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Grantor to Lenders or any Lender arising from, by virtue of, or pursuant to (i) that certain Amended and Restated Credit Agreement dated as of December 19, 1997, among the [Grantor][Pillowtex Corporation, a Texas corporation (the "Borrower)], NationsBank of Texas, N.A., in its capacity as Administrative Agent, and certain of the (said Amended and Restated Credit Agreement, as amended, modified, renewed, extended, restated or refinanced from time to time, the "Amended and Restated Credit Agreement"), (ii) that certain Term Credit Agreement dated as of December 19, 1997, among [Grantor] [the Borrower], NationsBank of Texas, N.A., in its capacity as Administrative Agent, and certain of the Lenders (said Term Credit Agreement, as amended, modified, renewed, extended, restated or refinanced from time to time, the "Term Credit Agreement") (The Amended and Restated

Credit Agreement and the Term Credit Agreement are herein, collectively, called the "Credit Agreements"), (iii) the Notes (as defined in the Credit Agreements), and (iv) the other Loan Documents (as defined in the Credit Agreements), including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et. seq. whether or not a claim is allowed for the same in any such proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed of Trust. The indebtedness referred to in this Paragraph 1.1 is hereinafter sometimes called the "Secured Indebtedness". Initially-capitalized terms used herein and not otherwise herein defined shall have the meaning given to such terms in the Credit Agreements.

         1.2 Obligations Secured; Future Advances. The following obligations ("Secured Obligations") are secured by this Deed of Trust:

         This Deed of Trust is given wholly or partially to secure future obligations which may be incurred hereunder and which are evidenced by the Notes. The amount of present obligations secured hereby is Three Million Three Hundred Sixty Thousand and 00/100 Dollars ($3,360,000) and the maximum principal amount, including present and future obligations, which may be secured at any one time is Three Million Three Hundred Sixty Thousand and 00/100 Dollars ($3,360,000). All such future obligations shall be incurred no later than December 1, 2012, but in no event later than fifteen (15) years from the date hereof.


                                  ARTICLE II.

                         Representations and Warranties

         2.1. Representations and Warranties. Grantor represents and warrants to the Trustee, the Collateral Agent and the Lenders as follows:

                 (a)      Title and Authority.   Grantor is the lawful owner of
         good title to the Leases, and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the Mortgaged Property, subject to Lessor's consent, and to grant a security interest in the Personal Property.

                 (b) Warranty. For so long as any of the Secured Indebtedness shall be outstanding, Grantor will warrant and defend the title to the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to Permitted Liens.

                 (c) Leases. The Leases on the Land are in full force and effect; no default (nor any event, which with notice or lapse of time or both, could cause such a default) has occurred and is continuing thereunder and there have been no renewals and/or extensions of, or supplements, modifications, or amendments to any Lease. Grantor is in the possession of the premises covered by, and leased under the Leases. No other lease or rental agreement, oral or written, relates to Grantor's use or occupancy of the Mortgaged Property other than the Leases.

         2.2. Covenants and Agreements. So long as the Secured Indebtedness or any part thereof remains unpaid, Grantor covenants and agrees with the Trustee, the Collateral Agent and the Lenders as follows:

                 (a)      Taxes on Lien.

                 In the event of the enactment after the date hereof of any Applicable Law deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Trustee, the Collateral Agent or any Lender the payment of the whole or any part of the taxes (excluding income, franchise, gross receipts or similar taxes imposed on the Lenders, the Trustee or the Collateral Agent) or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the trustee or beneficiary or mortgagee or secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed of Trust or any of the Secured Indebtedness or the Trustee, the Collateral Agent or any Lender, then, and in any such event, Grantor, upon demand by the Trustee, the Collateral Agent or any Lender, shall to the extent not prohibited by Applicable Law, pay such taxes, assessments, charges or liens, or reimburse the Trustee, the Collateral Agent or such Lender therefor.

                 (b) Insurance. Grantor will maintain insurance with respect to the Mortgaged Property in accordance with the Credit Agreements. Collateral Agent understands and acknowledges that the Lease may require that all property insurance maintained with respect to the leased premises provide that the proceeds of such insurance be payable to the Lessors or the Lessors' mortgagees, subject to all applicable provisions of the Leases with respect to the use of such proceeds to restore the Improvements.

                 (c) Protection and Defense of Lien. If the validity of this Deed of Trust or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Collateral Agent and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, other than Permitted Liens, and the Trustee and Collateral Agent, or either of them (whether or not named as parties to legal proceedings with respect thereto) are hereby authorized and empowered to take such additional steps as in their judgment and discretion reasonably may be necessary or proper for the defense of any such legal proceedings or the protection of the validity of this Deed of Trust and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, other than Permitted Liens, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Liens, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment. Should the Trustee or the Collateral Agent intend to take any such action described in the immediately preceding sentence, the Trustee or the Collateral Agent, as appropriate, shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to provide such defense or protection; provided, however, if in the reasonable opinion of the Trustee or the Collateral Agent the giving of such notice and opportunity to provide such defense or protection would materially impair or materially hinder such defense or protection or would otherwise be materially disadvantageous to rights or interests of the Trustee or the Collateral Agent hereunder or the rights, title, liens or security interests created or evidenced hereby, the Trustee and the Collateral Agent shall have no obligation to give such notice and opportunity to provide such defense or protection prior to the taking of any such action, but after taking any such action Trustee or Collateral Agent shall give notice thereof to Grantor.

                 (d) Permitted Liens. Grantor will comply with and will perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Liens in accordance with their respective terms and provisions if the failure to do so would have a Material Adverse Effect. Grantor will not modify or permit any modification of any Permitted Lien against the Mortgaged Property the result of which would have a Material Adverse Effect without the prior written consent of Collateral Agent.

                 (e)      [Intentionally omitted.]

                 (f) Leases. Grantor may not lease or enter into any other occupancy agreement authorizing the occupancy of any portion of any of the Mortgaged Property by third parties without the prior written consent of Collateral Agent, which consent shall not be unreasonably withheld.

                 (g) Estoppel Certificate. Grantor shall at any time and from time to time furnish promptly upon request a written statement in such form as may be reasonably required by Collateral Agent stating (if it is the fact) that the Leases are in full force and effect; that the Leases have not been released, subordinated or modified; that there are no offsets or defenses against the enforcement of any Lease; that this Deed of Trust is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to Debtor Relief Laws (as such term is defined in the Credit Agreement); that this Deed of Trust has not been released, subordinated or modified; and that to the best of Grantor's knowledge there are no offsets or defenses against the enforcement of this Deed of Trust, or if any of the foregoing statements are untrue, specifying the reasons therefor.

                 (h) Compliance with Laws. Grantor shall, and shall use reasonable efforts to cause any tenant of the Property to, comply with all applicable restrictive covenants and all Applicable Laws except where failure to do so could not be reasonably expected to have a Material Adverse Effect.

                 (i) Tax and Insurance Escrow. Upon the occurrence and during the continuance of a Default, Grantor will upon written request of Collateral Agent, deposit with Collateral Agent a sum equal to accrued and unpaid ad valorem taxes, assessments and charges (which charges for the purpose of this subparagraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the accrued and unpaid premiums for such policies of insurance for the then current year, all as reasonably estimated by Collateral Agent and prorated to the end of the calendar month following the month during which such Default occurred, and thereafter will deposit with Collateral Agent sufficient funds (as reasonably estimated from time to time by Collateral Agent) to permit the Collateral Agent to pay, at least 5 days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. Collateral Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by Collateral Agent for payment of future taxes, assessments, charges and premiums, applied to any Secured Indebtedness, or refunded to Grantor, at Collateral Agent's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of Collateral Agent. All such funds so deposited shall bear interest at the normal interest rate for money market deposits at NationsBank, may be mingled with the general funds of Collateral Agent and shall be applied by Collateral Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to Collateral Agent by Grantor (which statements shall be presented by Grantor to Collateral Agent a reasonable time before the applicable amount is due); provided, however, that if Collateral Agent has made demand for payment of all of the Secured Indebtedness, such funds may at Collateral Agent's option be applied to the payment of the Secured Indebtedness in the order determined by Collateral Agent and that Collateral Agent may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason

         (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment of transfer of Grantor's interest in and rights to such funds held by Collateral Agent under this subparagraph (i) but subject to the rights of Collateral Agent hereunder.

                 (j) Further Assurances. Grantor will, on request of Collateral Agent, (i) promptly correct any defect or error which may be discovered in the contents of this Deed of Trust or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Deed of Trust and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof and thereof to be covered hereby and thereby including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed reasonable by Collateral Agent to protect the lien or the security interest hereunder against the rights or interests of third persons, and Grantor will pay all reasonable costs connected with any of the foregoing; and (iv) use reasonable efforts to cause any tenant under any lease agreement of any of the Property to furnish, in the manner and to the extent required under the Lease, any instrument or perform, in the manner and to the extent required under the Lease, any act reasonably deemed advisable by Collateral Agent to protect the lien or the security interest hereunder.

                 (k) Leases. To the extent that a contrary action or omission would be reasonably likely to cause a Material Adverse
         Effect: (1) Grantor shall punctually and properly perform, observe, and otherwise comply with each and every covenant, agreement, requirement and condition set forth in the Leases, and do or cause to be done all things necessary or appropriate to keep the Leases in full force and effect and to preserve and keep unimpaired the rights of Grantor, Trustee and Collateral Agent thereunder, and Grantor shall neither do nor suffer to be done any act of commission or omission which would justify the Lessor under any Lease to cancel same, evict Grantor, or declare due and payable all or any part of the rental and other sums payable thereunder in advance of the time specified therein for the payment thereof; (2) Grantor will not, without the express written consent of Collateral Agent, surrender, forfeit, cancel or terminate, or permit the surrender, forfeiture, cancellation, or termination of any Lease in whole or in part, whether or not a default shall have occurred and shall be continuing thereunder; and (3) Grantor will not, without the express prior written consent of Collateral Agent, amend, modify or impair, or permit the amendment, modification or impairment of any Lease in any manner which would materially adversely affect rights of Grantor, Trustee or Collateral Agent thereunder. Grantor shall promptly notify Collateral Agent in writing upon receipt or delivery by Grantor of any written notice of default under any Lease. If for any reason Grantor cannot timely make any payment under any Lease or perform or comply with any of its obligations under any Lease, Grantor shall notify Collateral Agent in sufficient time to enable Collateral Agent (but Collateral Agent shall not be obligated) to timely make such payments and/or to perform or comply with such other obligations.

         2.3. Right of Collateral Agent to Perform. Grantor agrees that, if after any applicable notice or grace period, Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, Collateral Agent, in Grantor's name or in its own name and after the giving of any required notice and expiration of any applicable cure period, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by Collateral Agent, and any money so paid by Collateral Agent, shall be a demand obligation owing by Grantor to Collateral Agent and Collateral Agent, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment. Any amounts due and owing by Grantor to Collateral Agent pursuant to this Deed of Trust shall bear interest from the date such amount becomes due until paid at a rate of interest per annum equal to the lesser of (i) the Default Rate or (ii) the Highest Lawful Rate, and shall be a part of the Secured Indebtedness and shall be secured by this Deed of Trust and by any other Loan Document. Should Collateral Agent intend to perform or cause to be performed such act or take such action or pay such money, Collateral Agent shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to take such action; provided, however, if in the reasonable opinion of Collateral Agent the giving of such notice and opportunity to take action would materially impair the validity or priority of this Deed of Trust, the rights or interests of the Trustee or Collateral Agent hereunder or any rights, titles, liens or security interests created or evidenced hereby, Collateral Agent shall have no obligation to give such notice and opportunity to take action prior to taking of such action, but, nevertheless, shall give prompt written notice of the taking of such action to Grantor.


                                  ARTICLE III.

                          Remedies in Event of Default

         3.1. Defaults. The term "Default" as used in this Deed of Trust shall mean the occurrence and continuance of an "Event of Default" as defined in the Credit Agreements.

         3.2. Acceleration. Upon the occurrence and during the continuance of a Default, Collateral Agent shall have the option of declaring all Secured Indebtedness in its entirety to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Collateral Agent may elect.

         3.3. Possession. Upon the occurrence and during the continuance of a Default, Collateral Agent is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all reasonable costs, expenses and liabilities of every reasonable character incurred by Collateral Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the Secured Indebtedness in such manner as Collateral Agent may elect. All such costs, expenses and liabilities incurred by Collateral Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at a rate of interest per annum equal to the Default Rate, all of which shall constitute a portion of the Secured Indebtedness. If necessary to obtain the possession provided for above, Collateral Agent may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by Collateral Agent pursuant to this Paragraph 3.3, Collateral Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of Collateral Agent in managing the Property, including without limitation, the negligence of Collateral Agent, unless such loss is caused by the gross negligence or willful misconduct of Collateral Agent, and Collateral Agent shall not be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Should Collateral Agent incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Grantor shall reimburse Collateral Agent therefor immediately upon demand. Nothing in this Paragraph 3.3 shall impose any duty, obligation or responsibility upon Collateral Agent for the control, care, management or repair of the Property, or shall operate to make Collateral Agent responsible or liable for any waste committed on the Property or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, operation, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, unless such waste, dangerous or defective condition or injury or death is directly a result of gross negligence or willful misconduct by Collateral Agent, and not just Collateral Agent's own ordinary negligence.

         3.4. Foreclosure. During a Default, Trustee, his successor or substitute, is authorized and empowered and it shall be his special duty at the request of Collateral Agent to take all actions necessary to sell the Mortgaged Property in accordance with the statutes of the State where the Land is located, as such statutes are then in force governing sales of real estate under powers conferred by deed of trust. Any sale made by Trustee hereunder may be of the entire Mortgaged Property or in such parcels as Collateral Agent may request, and any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. The sale by Trustee of less than the whole of the Mortgaged Property shall not exhaust the power of sale herein granted, and Trustee is specifically empowered to make successive sale or sales under such power until the whole of the Mortgaged Property shall be sold; and, if the proceeds of such sale of less than the whole of the Mortgaged Property shall be less than the aggregate of the Secured Indebtedness and the expense of executing this trust as provided herein, this Deed of Trust and the lien hereof shall remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Grantor shall never have any right to require the sale of less than the whole of the Mortgaged Property but Collateral Agent shall have the right, at its sole election, to request Trustee to sell less than the whole of the Mortgaged Property. After each sale, Trustee shall make to the purchaser or purchasers at such sale good and sufficient conveyances in the name of Grantor, conveying the Mortgaged Property so sold to the purchaser or purchasers with general warranty of leasehold title, and shall receive the proceeds of said sale or sales and apply the same as herein provided. Payment of the purchase price to Trustee shall satisfy the obligation of purchaser at such sale therefor, and such purchaser shall not be responsible for the application thereof. The power of sale granted herein shall not be exhausted by any sale held hereunder by Trustee or his substitute or successor, and such power of sale may be exercised from time to time and as many times as Collateral Agent may deem necessary until all of the Mortgaged Property has been duly sold and all of the Secured Indebtedness has been fully paid. In the event any sale hereunder is not completed or is defective in the opinion of Collateral Agent, such sale shall not exhaust the power of sale hereunder and Collateral Agent shall have the right to cause a subsequent sale or sales to be made hereunder. Any and all statements of fact or other recitals made in any deed or deeds given by Trustee or any successor or substitute appointed hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to Collateral Agent having declared all of such indebtedness to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to the refusal, failure or inability to act of Trustee or any substitute or successor, or as to the appointment of any substitute or successor trustee, or as to any other act or thing having been duly done by Collateral Agent or by such Trustee, substitute or successor, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Trustee, his successor or substitute, may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute.

         3.5. Judicial Foreclosure. This instrument shall be effective as a mortgage as well as a deed of trust and during a Default may be foreclosed as to any of the Property in any manner permitted by the laws of any State in which any part of the Property is situated, and any foreclosure suit may be brought by the Trustee or by Collateral Agent. In the event a foreclosure hereunder shall be commenced by the Trustee or his or her substitute or successor, Collateral Agent may at any time before the sale of the Property direct the said Trustee to abandon the sale, and may then institute suit for the collection of the Notes and the other Secured Indebtedness, and for the foreclosure of this Deed of Trust. It is agreed that if Collateral Agent should institute a suit for the collection of the Notes or any other Secured

Indebtedness and for the foreclosure of this Deed of Trust, Collateral Agent may at any time before the entry of a final judgment in said suit dismiss the same, and require the Trustee or his or her substitute or successor to sell the Property in accordance with the provisions of this Deed of Trust.

         3.6. Receiver. In addition to all other remedies herein provided for, Grantor agrees that during a Default, subject to any mandatory requirements of applicable law, Collateral Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by Collateral Agent, but nothing herein is to be construed to deprive Collateral Agent of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of Collateral Agent to receive payment of the rents and income from the Property. Any money advanced by Collateral Agent in connection with any such receivership shall be a demand obligation owing by Grantor to Collateral Agent and shall bear interest from the date of making such advancement by Collateral Agent until paid at a rate of interest per annum equal to the lesser of (i) the Base Rate Basis plus 2%, or
(ii) the Highest Lawful Rate, and shall be secured by this Deed of Trust and by any other instrument securing the Secured Indebtedness.

         3.7. Proceeds of Sale. The proceeds of any sale held by the Trustee or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

                 first, to the payment of all necessary reasonable costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Trustee acting under the provisions of Paragraph 3.4 if foreclosed by power of sale as provided in Paragraph 3.4;

                 second, to the payment in full of the Secured Indebtedness (including specifically without limitation the principal, interest and reasonable attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to Collateral Agent under this Deed of Trust), to be distributed in accordance with the Intercreditor Agreement; and

                 third, the remainder, if any, shall be paid to Grantor or other party legally entitled thereto.

         3.8. The Collateral Agent as Purchaser. Collateral Agent shall have the right to become the purchaser at any sale held by any Trustee or substitute or successor or by any receiver or public officer, and Collateral Agent purchasing at such sale shall have the right to





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credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to the Collateral Agent and/or Lenders for the equal and ratable benefit of Lenders.

         3.9.    Uniform Commercial Code.

                 (a) During a Default, the Collateral Agent may exercise its rights of enforcement with respect to the Personal Property under the Uniform Commercial Code as adopted in the State of Texas, as amended, and in conjunction with, in addition to or in substitution for those rights and remedies, and all rights and remedies granted to Lenders under any Loan Document executed by Grantor governing security interests in personal property of Grantor.

                 (b) any sale made pursuant to the provisions of this Paragraph 3.9 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale; and

                 (c) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to Collateral Agent and/or Lenders having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by Collateral Agent and/or Lenders, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                 (d) Collateral Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Collateral Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of Collateral Agent.

         3.10. Partial Foreclosure. During a Default, Collateral Agent shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed of Trust shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph 3.7 except that the amount paid under subparagraph second thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs first and second (modified as provided above) shall be applied to installments of principal of and interest on the Notes in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

         3.11. Remedies Cumulative. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Trustee, the Collateral Agent and the Lenders, and the Trustee, the Collateral Agent and the Lenders shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies, except as may be provided under applicable law.

         3.12. Resort to Any Security. Collateral Agent may resort to any security given by this Deed of Trust or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to Collateral Agent in its sole and uncontrolled discretion, and any such action shall not be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed of Trust, except as may be provided under applicable law.

         3.13. Waiver. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension or redemption, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by law and except with respect to rights set forth herein or in the other Loan Documents, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the rights of the Trustee or Collateral Agent under the terms of this Deed of Trust to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the rights of the Trustee or Collateral Agent under the terms of this Deed of Trust to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this Paragraph 3.13 and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph 3.13 shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph
3.13.  TO THE

EXTENT NOT PROHIBITED BY APPLICABLE LAWS, IF THE PROPERTY IS SOLD IN ACCORDANCE WITH THE TERMS OF THIS DEED OF TRUST FOR AN AMOUNT LESS THAN THE OBLIGATIONS OF GRANTOR TO TRUSTEE, LENDERS OR COLLATERAL AGENT, THE DEFICIENCY SHALL BE DETERMINED BY THE PURCHASE PRICE AT THE SALE.

         3.14. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day-to-day, terminable at the will of either landlord or tenant, at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain an action for forcible entry and detainer of said property in the Justice of the Peace Court in the Justice Precinct in which such property, or any part thereof, is situated.

         3.15. Insurance Premiums. Subject to the terms of the Leases, upon any foreclosure of the Mortgaged Property pursuant to this Deed of Trust, Collateral Agent shall have the right to cancel any policy of insurance covering all or any part of the Mortgaged Property and shall be entitled to receive any unearned premiums from such policy. The unearned premiums received by Collateral Agent shall be applied in the same manner as provided in Paragraph 3.7 above regarding the application of proceeds of sale of the Mortgaged Property.


                                  ARTICLE IV.

                     Assignment of Rents, Profits, Income,
                              Contracts and Bonds

         4.1. Assignment. Grantor does hereby absolutely and unconditionally assign, transfer and set over to Collateral Agent all rents, income, profits and proceeds to be derived from the Property, including without limitation the immediate and continuing right, subject to the license granted below, to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money that may now or at any time hereafter become due and payable to Grantor under the terms of any present or future leases now or hereafter covering the Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and liens and rights, whether constitutional, statutory, contractual or otherwise, in favor of Grantor as the lessor of any of the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law"), together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property or any part thereof; and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property; subject however to a license hereby granted by Collateral Agent to Grantor to collect and receive and expend all of the foregoing, subject to the terms and conditions hereof. Upon the occurrence and continuance of any Default, Collateral Agent shall have the right, power and privilege (but shall be under no duty) to terminate such license whereupon Collateral Agent shall have the right and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of reasonable expenses incident to the collection of the same, second to the payment of the Secured Indebtedness, and the balance, if any, to Grantor or other party legally entitled thereto; provided, however, that Collateral Agent shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the above described amounts assigned hereby, nor, unless permitted under the Credit Agreement, shall Grantor cancel or amend any such lease, contract, bond or any other instrument under which such amounts are to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder if to do so could reasonably be expected to have a Material Adverse Effect, nor shall Grantor during the existence of a Default receive or collect any such amount thus assigned for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each such lease, contract, bond or other instrument if the failure to do so could reasonably be expected to have a Material Adverse Effect, and shall not do or permit to be done anything to impair the security thereof and shall enforce if the failure to do so could reasonably be expected to have a Material Adverse Effect, every obligation of each other party thereto. The assignment contained in this Paragraph 4.1. shall become null and void upon the release of this Deed of Trust. It shall never be necessary for Collateral Agent to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 4.1.


                                   ARTICLE V.

                              Hazardous Materials

         5.1. Definitions. For the purpose of this Deed of Trust, Grantor, Collateral Agent and Trustee agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning specified below:

                 (a) "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance,
         (f) any substance the presence of which on the Land and Improvements is prohibited by any Governmental Requirements (as defined below); and
         (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

                 (b) "Hazardous Materials Contamination" means the contamination (whether presently existing or with respect to Sections 5.3, 5.4 and 5.5 only, hereafter occurring) of the buildings, facilities, soil, groundwater, air or other elements on or of the Land and Improvements by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed of Trust) emanating from the Land and Improvements, in either case, in a manner violating applicable Governmental Requirements.

                 (c) "Governmental Requirements" means all laws, ordinances, rules, and regulations of any Governmental Authority (as defined below) applicable to Grantor or the Land and Improvements.

                 (d) "Governmental Authority" means the United States, the state, county, city, or any other political subdivision in which the Land and Improvements is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Land and Improvements.

         5.2.    [Intentionally omitted.]

         5.3. Grantor's Covenants. Grantor agrees to (a) give notice to Collateral Agent promptly upon Grantor's acquiring knowledge of the presence of any Hazardous Materials which would have a Material Adverse Effect on the Land and Improvements or of any Hazardous Materials Contamination which would have a Material Adverse Effect with a full description thereof; and (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide Collateral Agent with reasonably satisfactory evidence of such compliance, except to the extent that Grantor's liability for such removal, treatment and disposal of such Hazardous Materials or Hazardous Materials Contamination is being contested in good faith by Grantor.

         5.4. Site Assessments. Grantor will permit Collateral Agent (by its officers, employees and agents) from time to time, but not more frequently than once in any twelve-month period (unless otherwise required by any Tribunal having supervisory authority over Collateral Agent) to contract for the services of persons (the "Site Reviewers") to perform environmental site assessments (the "Site Assessments") on the Land and Improvements for the purpose of determining whether there exists on the Land and Improvements any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of the Land and Improvements arising under any Governmental Requirements relating to Hazardous Materials. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. Site Assessments shall be conducted in accordance with Governmental Requirements. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Reviewers are hereby authorized to enter upon the Land and Improvements for such purposes. Subject to the consent of the Lessor and subject to the provisions of the Lease, the Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on the Land and Improvements and such other tests on the Land and Improvements as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding the Land and Improvements as Grantor has in its possession or control and as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meeting with the Site Reviewers appropriate personnel employed by Grantor having knowledge of such matters.
The costs of performing such Site Assessments, except during a Default, shall be paid by Collateral Agent. During a Default, the reasonable cost of performing such Site Assessments shall be paid by Grantor upon demand of Collateral Agent and any such expenses borne by Collateral Agent and not promptly reimbursed by Grantor shall be secured by this Deed of Trust.

         5.5.    [Intentionally omitted.]


                                  ARTICLE VI.

                                 Miscellaneous

         6.1. Release. Upon the Release Date, (as defined in the Term Credit Agreement) the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released of record by Collateral Agent at Grantor's cost.

         6.2. Successor Trustee. The Trustee may resign by an instrument in writing addressed to Collateral Agent, or the Trustee may be removed at any time with or without cause by an instrument in writing executed by Collateral Agent. In case of the death, resignation, removal or disqualification of the Trustee or if for any reason Collateral Agent shall deem it desirable to appoint a substitute or successor trustee to act instead of the herein named trustee or any substitute or successor trustee, then Collateral Agent shall have the right and hereby is authorized and empowered to appoint a successor trustee, or a substitute trustee, without other formality than appointment and designation in writing executed by Collateral Agent and the authority hereby conferred shall extend to the appointment of other successor and substitute trustees successively until the Secured Indebtedness finally has been paid in full or until the Property is sold hereunder. In the event the Secured Indebtedness is owned by more than one person or entity, the holder or holders of not less than a majority in the amount of such indebtedness shall have the right and authority to make the appointment of a successor or substitute trustee provided for in the preceding sentence. Such appointment and designation by Collateral Agent or by the holder or holders of not less than a majority of the Secured Obligations shall be full evidence of the right and authority to make the same and of all facts therein recited. If Collateral Agent is a corporation and such appointment is executed in its behalf by an officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Upon the making of any such appointment and designation, all of the estate and title of the Trustee in the Property shall vest in the named successor or substitute trustee and thereupon he shall succeed to and shall hold, possess and execute all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee; but, nevertheless, upon the written request of Collateral Agent or of the successor or substitute Trustee, the Trustee ceasing to act shall execute and deliver an instrument transferring to such successor or substitute Trustee all of the estate and title in the Property of the Trustee so ceasing to act, together with all the rights, powers, privileges, immunities and duties herein conferred upon the Trustee, and shall assign, transfer and deliver any of the properties and moneys held by said Trustee hereunder to said successor or substitute Trustee. All references herein to the Trustee shall be deemed to refer to the Trustee (including any successor or substitute appointed and designated as herein provided) from time to time acting hereunder. Grantor hereby ratifies and confirms any and all acts which the herein named Trustee or her successor or successors, substitute or substitutes, in this trust, lawfully shall do by virtue hereof.

         6.3. Liability and Indemnification of Trustee. The Trustee shall not be liable for any error of judgment or act done by the Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for the Trustee's gross negligence or willful misconduct. The Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him or her hereunder, believed by him or her in good faith to be genuine. All moneys received by the Trustee, until used or applied as herein provided, shall be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and the Trustee shall be under no liability for interest on any monies received by him or her hereunder, except to the extent required hereunder or under Applicable Law. Grantor will reimburse the Trustee for, and indemnify and save harmless him or her against, any and all liability and expenses which reasonably may be incurred by him or her in the performance of his or her duties hereunder, except for such liability and expenses attributable to the Trustee's gross negligence or willful misconduct. The foregoing indemnity shall not terminate upon release, foreclosure or other termination of this Deed of Trust.

         6.4. Waiver by Collateral Agent. Collateral Agent may, subject to the Credit Agreement, at any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which Grantor hereunder is prohibited from doing, or consent to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed of Trust without the joinder of the Trustee, or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of Trustee or Collateral Agent hereunder except to the extent specifically agreed to by Collateral Agent in such writing.

         6.5. Actions by Trustee or Collateral Agent. The lien, security interest and other security rights of Trustee, Collateral Agent and Lenders hereunder shall not be impaired by any indulgence, moratorium or release granted by Collateral Agent (except as provided in Section 6.1), including but not limited to (a) any renewal, extension, increase or modification which Collateral Agent or any Lender may grant with respect to any Secured Indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which Collateral Agent or any Lender may grant in respect of the Property, or any part thereof or any interest therein (except to the extent specifically surrendered, compromised, released, renewed, extended, exchanged or substituted), or (c) any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by Trustee or Collateral Agent shall not release or impair the lien, security interest or other security rights of Trustee or Collateral Agent hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

         6.6. Rights of Collateral Agent. Collateral Agent may, subject to the Credit Agreement, waive any Default or other default without waiving any other prior or subsequent Default or other default. Collateral Agent may remedy any Default or other default without waiving the Default or other default remedied. Neither the failure by Collateral Agent to exercise, nor the delay by Collateral Agent in exercising, any right, power or remedy upon any Default or other default shall be construed as a waiver of such Default or other default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by Collateral Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by Collateral Agent, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by Collateral Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or other default hereunder.

         6.7. Reproduction as Financing Statement. A carbon, photographic or other reproduction of this Deed of Trust or of any financing statement relating to this Deed of Trust shall be sufficient as a financing statement.

         6.8. Fixture Filing. Some of the above goods are or are to become fixtures on the Land. This Deed of Trust shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property and is to be filed for record in the real property records of the county where the Land is situated. The mailing address of Grantor is set forth below the signature of Grantor to this Deed of Trust and the address of Collateral Agent from which information concerning the security interest may be obtained is 901 Main Street, Suite 6700, Dallas, Texas 75202.

         6.9. Filing and Recordation. Grantor will cause this Deed of Trust and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Trustee or Collateral Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         6.10. Dealing with Successor. In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, Collateral Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed of Trust and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Indebtedness. Except as agreed to in writing by all Lenders and Collateral Agent, no sale of the Property, no forbearance on the part of Collateral Agent or any Lender and no extension of the time for the payment of any of the Secured Indebtedness given by Collateral Agent or any Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the Secured Indebtedness or the liability of any other person hereunder or for the payment of the Secured Indebtedness, except to the extent proceeds of any such sale are applied as provided in Paragraph 3.7.

         6.11. Place of Payment. Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Loan Documents, or if no such designation is made, at the office of Collateral Agent at the address indicated in this Deed of Trust, or at such other place in the continental United States as Collateral Agent may designate in writing.

         6.12. Subrogation. To the extent that proceeds of the Secured Indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lenders at Grantor's request and Lenders shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed of Trust shall govern the rights and remedies of Lenders and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which Lenders are subrogated hereunder.

         6.13. Application of Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed of Trust or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed of Trust.

         6.14. Usury. It is the intent of the Lenders and Grantor in the execution of the Credit Agreement, this Deed of Trust, the other Loan Documents and all other instruments now or hereafter securing the Secured Indebtedness or executed in connection therewith or under any other written or oral agreement by the undersigned in favor of Collateral Agent and/or Lenders to contract in strict compliance with applicable usury law. In furtherance thereof, Collateral Agent, Lenders and Grantor stipulate and agree that none of the terms and provisions contained in the Credit Agreement, this Deed of Trust, the other Loan Documents or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of Lenders and/or Collateral Agent, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, or interest at a rate in excess of the maximum interest rate permitted to be charged by applicable law. Neither Grantor nor any guarantors, endorsers, sureties or other parties now or hereafter becoming liable for the Secured Indebtedness or any part thereof shall ever be required to pay interest on Secured Indebtedness or arising under any instrument securing the Secured Indebtedness or under any of the other Loan Documents, or in any other written or oral agreement by Grantor in favor of Lenders and/or Collateral Agent, at a rate in excess of the maximum interest that may be lawfully charged under Applicable Laws, and the provisions of this Paragraph 6.14 shall control over all other provisions of the Credit Agreements, this Deed of Trust, the other Loan Documents and any other instruments now or hereafter securing the Secured Indebtedness or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. All interest paid or agreed to be paid to Lenders and/or Collateral Agent shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Secured Indebtedness so that the interest thereon for such full period shall not exceed the maximum amount permitted by Applicable Laws. Lenders and/or Collateral Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Secured Indebtedness is accelerated. If the maturity of the Secured Indebtedness shall be accelerated for any reason or if the principal of the Secured Indebtedness is paid prior to the end of the term of the Secured Indebtedness, and as a result thereof the interest received for the actual period of existence of the loan evidenced by the Secured Indebtedness exceeds the applicable maximum lawful rate, Lenders and/or Collateral Agent shall refund to Grantor the amount of such excess or shall credit the amount of such excess against the principal balance of the Secured Indebtedness then outstanding. In the event that Lenders and/or Collateral Agent shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by applicable law, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Lenders and/or Collateral Agent, be either immediately returned to Grantor or credited against the principal balance of the other Secured Indebtedness, without further penalty to such holder. By execution of this Deed of Trust, Grantor acknowledges that it believes the loan to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give Lenders and/or Collateral Agent notice of such condition, and Grantor agrees that Lenders and/or Collateral Agent shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. As used in this Paragraph 6.14, "interest" means any sum that must be treated as interest under Applicable Laws in determining whether a loan is usurious. THE TERM "APPLICABLE LAWS" AS USED IN THIS PARAGRAPH 6.14 SHALL MEAN THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE UNITED STATES, WHICHEVER LAWS ALLOW THE GREATER RATE OF INTEREST, AS SUCH LAWS NOW EXIST OR MAY BE CHANGED OR AMENDED OR COME INTO EFFECT IN THE FUTURE.

         6.15. Notice. Any notice, request, demand or other communication required or permitted hereunder, or under the Loan Documents, or under any other instrument securing the payment of the Loan Documents (unless otherwise expressly provided therein) shall be given in the same manner as in Section
11.1 of the Credit Agreements.

         6.16. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Trustee and Collateral Agent and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed of Trust to Grantor, Trustee or Collateral Agent shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

         6.17. Severability. A determination that any provision of this Deed of Trust is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed of Trust to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         6.18. Gender and Number. Within this Deed of Trust, words of any gender shall be held and construed to include any other gender, and words in the singular and plural number shall be held and construed to include the other number, unless the context otherwise requires.

         6.19. Counterparts. This Deed of Trust may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

         6.20. Reporting Requirements. Grantor agrees to comply with any and all reporting requirements applicable to the transaction secured by this Deed of Trust which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of Collateral Agent to furnish Collateral Agent with evidence of such compliance.

         6.21. Headings. The paragraph headings contained in this Deed of Trust are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         6.22. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

         6.23. ENTIRE AGREEMENT. THIS DEED OF TRUST, TOGETHER WITH THE CREDIT AGREEMENTS, AND ALL OTHER LOAN DOCUMENTS (ALL AS IN EFFECT ON THE DATE HEREOF AND AS THE SAME MAY BE AMENDED, SUPPLEMENTED, OR OTHERWISE MODIFIED HEREAFTER FROM TIME TO TIME) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.24. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE REAL PROPERTY LOANS OF ANY STATE IN WHICH ANY OF THE MORTGAGED PROPERTY MAY BE LOCATED CONTROLS, THIS DEED OF TRUST SHALL BE CONSTRUED, INTERPRETED, ENFORCED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN TEXAS.

         6.25. Multiple Advance Loan. This Deed of Trust is given to secure, among other things, a multiple advance loan and shall secure not only presently existing indebtedness but also future advances, whether such advances are obligatory or to be made at the option of the Collateral Agent or any Lender or otherwise, to the same extent as if such future advances were made on the date of execution of this Deed of Trust. The lien of this Deed of Trust shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Property is located.

         IN WITNESS WHEREOF, Grantor has executed this Leasehold Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing as of the 19th day of December, 1997.

                                       BEACON MANUFACTURING COMPANY
[Corporate Seal]
Attest:
                                       By:
                                                ------------------------------
                                       Name:    J. Mark Kirkpatrick
--------------------------
                                       Title:   Vice President and Treasurer

                                       Address: 4111 Mint Way
                                                Dallas, Texas 75237-1699



STATE OF TEXAS            )
                          )       ss:
COUNTY OF DALLAS          )

         This ________ day of December, 1997, personally came before me,_______________________, Notary Public of _______ ________________ County,
State of __________________, J. Mark Kirkpatrick, who being by me duly sworn, says that he is the Vice President and Treasurer of Beacon Manufacturing Company, a North Carolina corporation, and that the seal affixed to the foregoing instrument in writing is the corporate seal of said corporation, and that said writing was signed and sealed by him in behalf of said corporation by its authority duly given. And the said Vice President and Treasurer acknowledged the said writing to be the act and deed of said corporation.

         Witness my hand and notarial seal, this the __________ day of December, 1997.



                                           ----------------------------------
                                           Notary Public, State of
                                                                   --------


                                           ----------------------------------
                                           Print Name of Notary here
My Commission Expires:

----------------------------------
(NOTARY SEAL)

                                  EXHIBIT "A"

                                  EXHIBIT "B"

                                  EXHIBIT I-2

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Gene L. Jameson
DONOHOE, JAMESON & CARROLL, P.C.
3400 Renaissance Tower
1201 Elm Street
Dallas, Texas  75270


                   DEED TO SECURE DEBT, ASSIGNMENT OF LEASES
                       AND RENTS, AND SECURITY AGREEMENT


STATE OF GEORGIA                  )
                                  )        KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF COLUMBUS                )


         THAT, _____________________________________________, a _______
corporation (hereinafter called "Grantor"), in order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, does hereby GRANT, BARGAIN, SELL, CONVEY, TRANSFER, ASSIGN and SET OVER to NATIONSBANK OF TEXAS, N.A., a national banking association (hereinafter called "NationsBank"), having its principal office at 901 Main Street, 67th Floor, Dallas, Texas 75202, as the collateral agent (hereinafter in such capacity NationsBank is called the "Collateral Agent") on behalf of NationsBank and each other lender (and affiliate of each other lender) a party to the Credit Agreements described below (hereinafter collectively called "Lenders"), all of the real estate situated in the State of ___________________________, in the Counties set forth in Exhibit "A" attached hereto and described in Exhibit "A" attached hereto and made a part hereof (the "Land"), together with (i) all the buildings and other improvements now on or that may be hereafter placed on said Land; (ii) Grantor's interest in all materials, equipment, fixtures or other property whatsoever, now or hereafter attached to, installed in, or used in connection with the buildings and other improvements now erected or hereafter to be erected on said Land, including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, ventilating and air conditioning equipment, disposals, dishwashers, refrigerators and ranges, utility lines and equipment (whether owned individually or jointly with others),





THE AGGREGATE PRINCIPAL INDEBTEDNESS, EXCLUSIVE OF INTEREST AND COSTS, SECURED BY THIS INSTRUMENT IS [spell out in letters] ($____________). THE PRINCIPAL INDEBTEDNESS SECURED BY THIS INSTRUMENT MATURES ______________, 10__.

sprinkler systems, fire extinguishing apparatus and equipment, tanks, engines, pipes, fittings, dynamos, generators, machines, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, and rugs and other floor coverings, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, all of which property and things are hereby declared to be permanent fixtures and accessions to the freehold and part of the realty conveyed herein as security for the indebtedness herein mentioned; (iii) Grantor's interest in all easements and rights of way now or hereafter used in connection with any of the foregoing real estate or as a means of ingress to or egress from said real estate; (iv) Grantor's interest, now or hereafter acquired, in and to any streets, ways, alleys and/or strips and gores of land adjoining said Land or any part thereof; and (v) Grantor's interest in and to all rights, estates, hereditaments, powers and privileges appurtenant or incident to the foregoing.

         TO HAVE AND TO HOLD the foregoing property (herein called the "Mortgaged Property") unto Collateral Agent and its successors and assigns, in fee simple, however, upon the terms, provisions and conditions herein set forth.

         Notwithstanding any other provision of this instrument to the contrary, this instrument is (1) a security deed passing title to the Mortgaged Property and made in compliance with the provisions of Section 44-14-60 et seq. of the Official Code of Georgia Annotated, as amended, and not a mortgage, and
(2) a security agreement covering all of the fixtures located on or comprising a part of the Property under the Uniform Commercial Code, as enacted in the State of Georgia.

         In order to secure the payment of the indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements and undertakings of Grantor hereinafter described, Grantor further grants (to the extent not prohibited by Applicable Law) to the Collateral Agent a security interest and lien in Grantor's right, title and interest in and to all present and future (i) goods, inventory, equipment (excluding, however, any equipment or other property which is financed with Indebtedness permitted to be incurred pursuant to Sections 7.1(c) and 7.1(h) of the Credit Agreements), furnishings, fixtures, furniture, chattels and other personal property of whatever nature owned by Grantor now or hereafter attached or affixed to or used in or about the building or buildings now erected or hereafter to be erected on the Mortgaged Property or otherwise located on the Mortgaged Property, (ii) fixtures, accessions and appurtenances to any of the foregoing or following,
(iii) renewals or replacements of or substitutions for any of the foregoing or following, (iv) building materials and equipment now or hereafter delivered to said premises and intended to be installed therein, (v) occupancy agreements, leases, rents (including security and other deposits and advance rentals under occupancy agreements and lease agreements now or at any time hereafter covering or affecting any of the Mortgaged Property and all property described in this paragraph and held by or for the benefit of Grantor), fees, royalties, bonuses, issues, room rents, profits, revenues or other income or benefits of whatever nature received or due in connection with the Mortgaged Property and all property described in this paragraph, (vi) monetary deposits which Grantor has been required to give to any public or private utility with respect to utility services furnished to the Mortgaged Property, (vii) permits, licenses, franchises, certificates, and agreements related to any of the foregoing or following, and all other rights and privileges obtained in connection with, or necessary for the operation and maintenance of, the foregoing, and all other rights and privileges obtained in connection with the Mortgaged Property and all property described in this paragraph, (viii) plans, specifications, maps, surveys, reports, operating and management and maintenance contracts, architectural, engineering, construction and development contracts, books of account, insurance policies, guarantees, warranties and other documents, of whatever kind or character, relating to the ownership, use, construction upon, occupancy, leasing, sale or operation of the Mortgaged Property and all property described in this paragraph, (ix) oil, gas and other hydrocarbons and other minerals produced from or allocated to the Mortgaged Property and all products processed or obtained therefrom, the proceeds thereof, and all accounts and general intangibles under which such proceeds may arise, (x) all proceeds from the taking of any of the Mortgaged Property and any property described in this paragraph or any rights appurtenant thereto by right of eminent domain or by private or other purchase in lieu thereof, (xi) all proceeds (including premium refunds) of each policy of insurance relating to the Mortgaged Property and any property described in this paragraph, (xii) all guarantees, sureties and other agreements assuring performance of any obligation of any tenant of the Mortgaged Property and all property described in this paragraph, and (xiii) all proceeds arising from or by virtue of the sale, lease or other disposition of the Mortgaged Property and any property described in this paragraph (all of the property described in this paragraph hereinafter collectively called the "Personal Property") and all proceeds and products of the Personal Property. (The Mortgaged Property and the Personal Property are hereinafter sometimes collectively called the "Property").


                                   ARTICLE I.

                              Secured Indebtedness

         1.1. Secured Indebtedness. This Deed to Secure Debt, Assignment of Leases and Rents, and Security Agreement (hereinafter called this "Deed") is made to secure and enforce the payment of the following, agreements, documents, obligations, indebtedness and liabilities: (a) all present and future obligations, indebtedness and liabilities, and all renewals and extensions of all or any part thereof of Grantor to Lenders or any Lender arising from, by virtue of, or pursuant to (i) that certain Amended and Restated Credit Agreement dated as of December __, 1997 among [Grantor] [Pillowtex Corporation, a Texas corporation (the "Borrower")], NationsBank of Texas, N.A., in its capacity as Administrative Agent and certain Lenders named therein (said Amended and Restated Credit Agreement, as amended, modified, renewed, extended or restated from time to time, the "Amended and Restated Credit Agreement"),
(ii) that certain Term Credit Agreement dated as of December __, 1997, among [Grantor] [the Borrower], NationsBank of Texas, N.A., in its capacity as

Administrative Agent, and certain Lenders named therein (said Term Credit Agreement, as amended, modified, renewed, extended, restated or refinanced from time to time, the "Term Credit Agreement") (the Amended and Restated Credit Agreement and the Term Credit Agreement are herein collectively called the "Credit Agreements"), (iii) the Notes (as defined in the Credit Agreements), and (iv) the other Loan Documents (as defined in the Credit Agreements), including, without limitation, interest, fees and other charges that would accrue or become owing both prior to and subsequent to and but for the commencement of any proceeding against or with respect to Grantor under any chapter of the Bankruptcy Code of 1978, 11 U.S.C. Section 101 et. seq. whether or not a claim is allowed for the same in any such proceeding, and (b) all indebtedness and obligations incurred or arising pursuant to the provisions of this Deed. The indebtedness referred to in this Paragraph 1.1 is hereinafter sometimes called the "Secured Indebtedness". Initially capitalized terms used herein and not otherwise herein defined shall have the respective meanings given to such terms in the Credit Agreements. This Deed, the Credit Agreements, the Notes, the other Loan Documents as defined in the Credit Agreements, and all other instruments, certificates, affidavits or documents evidencing, governing, securing, guaranteeing, or relating to the Secured Indebtedness all as amended, modified, renewed, extended or restated from time to time, are hereinafter collectively called the "Loan Documents."


                                  ARTICLE II.

                         Representations and Warranties

         2.1. Representations and Warranties. Grantor represents and warrants to the Collateral Agent and the Lenders as follows:

                 (a) Title and Authority. Grantor is the lawful owner of good and indefeasible fee simple title to the Property, subject only to the matters described in Exhibit "B" attached hereto and made a part hereof (the "Permitted Encumbrances") and has good right and authority to grant, bargain, sell, transfer, assign and mortgage the Mortgaged Property and to grant a security interest in the Personal Property.

                 (b) Compliance with Covenants and Laws. The construction, occupancy, operation and use of the Property and the intended use thereof by Grantor subject to the provisions of Article V below complies with all laws, statutes, ordinances, rules, regulations, orders and determinations of any governmental authority and any board of fire underwriters (or any body exercising similar functions) and any restrictive covenants or deed restrictions (whether recorded or otherwise), including, without limitation, all applicable zoning, subdivision, platting, licensing, building, and flood disaster statutes, ordinances, rules, regulations, orders and determinations of any governmental authority (hereinafter sometimes collectively called "Applicable Laws"), except where the failure to so comply could not have a material adverse effect on (i) the financial condition or prospects of Grantor, (ii) the value of the Property taken as a whole, (iii) Grantor's use of, and business operations of, the Property taken as a whole, or (iv) the validity or enforceability of this Deed or the liens and security interests granted hereunder (hereinafter collectively called "Material Adverse Effect"). Grantor has obtained all requisite zoning, utility, building, health, operating and occupancy permits from the governmental authorities having jurisdiction over the Property, except where the failure to obtain such zoning and permits would not have a Material Adverse Effect.

                 (c) No Suits. There are no judicial or administrative actions, suits or proceedings pending or, to the best of Grantor's knowledge threatened, affecting the Property which, if adversely determined, would be reasonably likely to have a Material Adverse Effect, or involving the validity, enforceability or priority of this Deed.

                 (d) Condition of Property. To the best of Grantor's knowledge after reasonable investigation, the Mortgaged Property is served by electric, gas, storm and sanitary sewers, sanitary water supply, telephone and other utilities required for the Grantor's current and anticipated uses thereof on the date hereof at or within the boundary lines of the Mortgaged Property. To the best of Grantor's knowledge after reasonable investigation, all streets, alleys and easements (including without limitation easements for ingress and egress, easements for vehicular traffic and parking and for pedestrian traffic, easements for utilities, and easements for reciprocal uses) necessary to serve Grantor's current and anticipated uses of the Mortgaged Property have been completed and are serviceable, such streets, alleys and easements have been dedicated and accepted by applicable governmental entities, and/or all agreements creating such easements have been filed of record in the real property records of the County set forth on Exhibit "A" attached hereto. The Mortgaged Property is in reasonably good condition and repair and proper working order, and is free from damage caused by fire or other casualty. Grantor has no actual knowledge of any latent or patent structural or other significant defect or deficiency in the Mortgaged Property that (i) would materially and adversely affect Grantor's intended use of the Mortgaged Property or (ii) have a Material Adverse Effect. None of the Mortgaged Property not covered by flood insurance is within a flood plain. To the best of Grantor's knowledge after reasonable investigation, none of the improvements on the Mortgaged Property create an encroachment over, across or upon any of the Mortgaged Property boundary lines, rights of way or easements, and no buildings or other improvements on adjoining land create such an encroachment, except as disclosed on the survey of the Land delivered to the Collateral Agent. There is, to the actual knowledge of Grantor, no condemnation proceeding pending or threatened that would affect the Mortgaged Property.

                 (e) Warranty. Grantor will warrant and forever defend the title to the Mortgaged Property against the claims of all persons whomsoever claiming or to claim the same or any part thereof, subject to the Permitted Encumbrances.

         2.2. Covenants and Agreements. So long as the Secured Indebtedness or any part thereof remains unpaid, Grantor covenants and agrees with the Collateral Agent and the Lenders as follows:

                 (a)      Taxes on Lien.

                 In the event of the enactment after the date hereof of any Applicable Laws deducting from the value of property for the purpose of taxation any lien or security interest thereon, or imposing upon the Collateral Agent or any Lender the payment of the whole or any part of the taxes (other than taxes imposed on the overall income of Lenders or the Collateral Agent) or assessments or charges or liens herein required to be paid by Grantor, or changing in any way the laws relating to the taxation of deeds of trust or mortgages or security agreements or debts secured by deeds of trust or mortgages or security agreements or the interest of the secured party in the property covered thereby, or the manner of collection of such taxes, so as to affect this Deed or any of the Secured Indebtedness or the Collateral Agent or any Lender, then, and in any such event, Grantor, upon demand by the Collateral Agent or any Lender, shall to the extent not prohibited by any Applicable Laws, pay such taxes, assessments, charges or liens, or reimburse the Collateral Agent or such Lender therefor.

                 (b) Ad Valorem Taxes. Grantor will cause to be paid prior to delinquency all taxes and assessments heretofore or hereafter levied or assessed against the Property, or any part thereof, and upon request of the Collateral Agent will furnish the Collateral Agent with receipts showing payment of such taxes and assessments prior to the applicable delinquency date therefor; except that Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted tax or assessment, and, pending such contest, Grantor shall not be deemed in Default hereunder if, prior to delinquency of the asserted tax or assessment, Grantor establishes an escrow, or provides security reasonably acceptable to the Collateral Agent, or adequate reserves have been established to cover the payment of such tax or assessment with costs, interest and penalties and a reasonable additional sum to cover possible costs, interest and penalties (which escrow and/or security shall be returned to Grantor upon payment of all such taxes, assessments, costs, interest and penalties), and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs, interest and penalties thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the tax assessment, costs, interest and penalties shall be paid prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No reserve (or security required in (d) below) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties of Grantor and all unpaid debts described in (d) below shall exceed $100,000.

                 (c) Operation of Property. Grantor will operate, and will cause the operation of, the Property in a reasonably good and workmanlike manner and in accordance with all Applicable Laws and will pay all fees or charges of any kind in connection therewith, except where the failure to so operate and pay such fees or charges would not have a Material Adverse Effect. Grantor will keep, and will cause the keeping of, the Property occupied to the extent necessary not to impair the insurance carried thereon. Grantor will not use or occupy, or allow the use or occupancy of, the Property in any manner which violates any Applicable Laws, or except where the failure to so occupy would not have a Material Adverse Effect, which constitutes a public or private nuisance or which makes void, voidable or cancelable, any insurance then in force with respect thereto. Grantor will not, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), initiate or consent to any zoning reclassification of the Property or seek or consent to any variance under existing zoning ordinances applicable to the Property or use or permit the use of the Property in such a manner as would result in such use becoming a nonconforming use under applicable zoning ordinances or other Applicable Laws. Grantor will not, without the prior written consent of the Collateral Agent (which consent shall not be unreasonably withheld), impose any restrictive covenant or any encumbrance upon the Property which does not constitute a Permitted Encumbrance, execute or file any subdivision plat affecting the Property or consent to the annexation of the Property to any municipality. Grantor shall not cause or permit any drilling or exploration for, or extraction, removal or production of, minerals from the surface or subsurface of the Property. Grantor will not do anything to cause the value of the Property to be materially lessened. If Grantor receives a written notice or claim from any federal, state or other governmental entity pertaining to the Property, including, specifically but without limitation, a notice that the Property is not in compliance with any Applicable Law, Grantor promptly will furnish a copy of such notice or claim to the Collateral Agent.

                 (d) Debts for Construction. Grantor will cause all debts and liabilities of any character, including without limitation all debts and liabilities for labor, material and equipment and all debts and charges for utilities servicing the Property, incurred in the construction, maintenance, operation or development of the Property to be paid before the same become delinquent. Notwithstanding the foregoing, Grantor in good faith may contest, by appropriate proceedings, the validity, applicability or amount of any asserted mechanics' or materialmen's liens, and, pending such contest, Grantor shall not be deemed in Default hereunder if Grantor provides the Collateral Agent with security reasonably satisfactory to the Collateral Agent and if Grantor promptly causes to be paid any amount adjudged by a court of competent jurisdiction to be due, with all costs and interest thereon, promptly after such judgment becomes final; provided, however, that in any event each such contest shall be concluded and the lien, interest and costs shall be paid, bonded around or otherwise removed prior to the date any writ or order is issued under which the Property, or any part thereof, may be sold. No security (or reserve required in (b) above) is required until such time that the aggregate of alleged unpaid ad valorem taxes on all properties and all unpaid debts described in this clause (d) shall exceed $100,000.

                 (e) Repair and Maintenance. Grantor will keep the Property reasonably in good order, repair, operating condition and appearance, causing all reasonably necessary repairs and replacements, promptly to be made, and will not allow any of the Property to be misused, abused or wasted or to deteriorate, normal wear and tear and casualty excepted. Grantor promptly will replace all worn-out or obsolete fixtures or personal property covered by this Deed that are reasonably necessary in the operation of the Property with fixtures or personal property comparable to the replaced fixtures or personal property, and will repaint the Property when reasonably needed. Notwithstanding the foregoing, Grantor will not, without the prior written consent of the Collateral Agent do or permit to be done anything to the Property that materially may impair its value, including but not limited to (i) removing from the Property any fixtures or personal property covered by this Deed (but not including any personal property in which Grantor is the lessee thereof) which are necessary or desirable in the operation of the Property, except such as is replaced by Grantor by an article of equal suitability and value, owned by Grantor, free and clear of any lien or security interest (except that (i) created by this Deed or any other Loan Document, (ii) otherwise permitted in the Loan Documents or (iii) in respect of capitalized leases) or such as is permitted to be removed by a tenant pursuant to such tenant's lease or (ii) making any structural or other alteration to the Property that materially impairs the value thereof. Nothing contained herein will prevent tenants of the Property from making alterations and improvements expressly permitted under their leases of any part of the Mortgaged Property. Upon request of the Collateral Agent, Grantor will deliver to the Collateral Agent an inventory describing and showing the make, model, serial number and location of all fixtures and personal property used in the management, maintenance and operation of the Property, with a certification by Grantor that said inventory is a true and complete schedule of all such fixtures and personal property used in the management, maintenance and operation of the Property, that such items specified in the inventory constitute all of the fixtures and personal property required in the management, maintenance and operation of the Property, and that all such items are owned by Grantor free and clear of any lien or security interest (except the Permitted Encumbrances).

                 (f) Insurance and Casualty. Grantor will keep the Property insured against loss or damage by fire, explosion, windstorm, hail, flood (as to any portion of the Property which shall at any time be located in an identified "flood prone" area in which flood insurance has been made available pursuant to the federal Flood Disaster Protection Act of 1973, and then in the amount of the outstanding balance of the Notes or the maximum amount of coverage available, whichever is less), tornado and such other hazards as required by the Collateral Agent and consistent with industry standards. Notwithstanding the foregoing, Grantor further covenants and agrees to keep the Property insured by policies of fire, extended coverage and other insurance in such company or companies reasonably acceptable to the Collateral Agent and upon such terms and provisions, and with such endorsements, all as reasonably may be acceptable to the Collateral Agent and consistent with industry standards. Grantor further agrees that Grantor will deliver to the Collateral Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Collateral Agent evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (f) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Collateral Agent 30 days prior written notice thereof. All fire, extended and other insurance coverage insurance policies required hereunder shall be on a replacement cost basis in an amount not less than that necessary to comply with any co-insurance percentage stipulated in the policy, but not less than one hundred percent (100%) of the Property's insurable value, and shall be subject to deductibles, if any, not to exceed $250,000. Grantor further agrees that all insurance policies shall provide that proceeds thereunder will be jointly payable to the Collateral Agent and Grantor, for the benefit of Grantor and Lenders as their interests may appear pursuant and subject to a mortgagee clause (without contribution) of standard form attached to or otherwise made a part of the applicable policy. In the event any of the Property covered by such insurance is destroyed or damaged by fire, explosion, windstorm, hail or by any other casualty against which insurance shall have been required hereunder, (i) the Collateral Agent may, but shall not be obligated to, make proof of loss if not made promptly by Grantor, (ii) each insurance company concerned is hereby authorized and directed to make payment for such loss jointly to the Collateral Agent and Grantor, and (iii) the Collateral Agent shall apply the insurance proceeds as follows:

                          (A) first, to reimburse the Collateral Agent for all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection of such proceeds; and

                          (B) second, if a Default has not occurred or, if a Default has occurred, such Default is not then continuing, proceeds of insurance from losses shall be used at Grantor's option by Grantor (i) for repair or replacement of Property and Grantor shall provide the Collateral Agent with evidence satisfactory to the Collateral Agent of such use or (ii) to be applied to Secured Indebtedness.

                          (C) third, if a Default has occurred and is continuing, proceeds of insurance from losses shall at Lenders' option be applied to Secured Indebtedness as provided in the Intercreditor Agreement or to repair or replacement of Property.

         In any event, the unpaid portion of the Secured Indebtedness shall remain in full force and effect and Grantor shall not be excused in the payment thereof. If any act or occurrence of any kind or nature (including any casualty on which insurance was not obtained or obtainable) shall result in material damage to or material loss or destruction of the Property, Grantor shall give prompt notice thereof to the Collateral Agent and, if Grantor elects to restore the Property to its prior condition (pursuant to subparagraph B of this Paragraph 2.2(f)(iii)), Grantor, at Grantor's sole cost and expense and regardless of whether the insurance proceeds, if any, shall be sufficient for the purpose, promptly shall restore, repair, replace and rebuild the Property as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction in accordance with plans and specifications submitted to and reasonably and promptly approved by the Collateral Agent. Grantor hereby irrevocably appoints the Collateral Agent as Grantor's attorney-in-fact, with full authority in place and stead of Grantor and in the name of Grantor or otherwise, after the occurrence of any Default and during the continuance of same to obtain any insurance required to be obtained pursuant to this Paragraph 2.2(f) and which is not so obtained and to receive, indorse, and collect any drafts or other instruments, documents and chattel paper, in connection therewith. The appointment of the Collateral Agent as attorney-in-fact is coupled with an interest and is irrevocable prior to final payment in full of the Secured Indebtedness.

                 (g) Liability and Other Insurance. Grantor shall maintain comprehensive general liability insurance against claims for bodily injury or death and property damage occurring in or upon or resulting from the Property, in standard form and with such insurance company or companies and policy coverage limits and terms as reasonably may be acceptable to the Collateral Agent, and such other insurance as the Collateral Agent from time to time reasonably may require, with companies reasonably acceptable to the Collateral Agent, upon such terms and provisions, in such amounts, and with such endorsements, all as reasonably are approved by the Collateral Agent. Grantor shall maintain with respect to each policy or agreement evidencing such comprehensive general liability insurance such endorsements as reasonably may be required by the Collateral Agent consistent with accepted industry practice and shall at all times following request therefor by the Collateral Agent deliver and maintain with the Collateral Agent receipts evidencing the payment of all premiums, and certificates of insurance addressed to the Collateral Agent, evidencing compliance with the insurance requirements set forth herein and, when appropriate, evidencing renewals of all such policies of insurance 30 days before any such insurance shall expire. All insurance policies required pursuant to this subparagraph (g) shall contain a prohibition against cancellation, material endorsement, material alteration or reissuance of such policy effecting a change in coverage thereunder unless such insurer first shall have given the Collateral Agent 30 days prior written notice thereof. Grantor further agrees that all insurance policies described in this Paragraph 2.2(g) shall name the Collateral Agent, for the benefit of Lenders, as an additional insured party.

                 (h) Condemnation. Promptly upon obtaining actual knowledge of the institution of any proceedings for the condemnation of the Property, or any portion thereof, or any other proceedings arising out of injury or damage to the Property, or any portion thereof, Grantor will notify the Collateral Agent of the pendency of such proceedings. The Collateral Agent may participate in any such proceedings if in the reasonable opinion of the Collateral Agent such participation is necessary to protect the rights or interests of the Collateral Agent, and Grantor shall from time to time deliver to the Collateral Agent all instruments reasonably requested by it to permit such participation. Grantor shall, at its expense, diligently prosecute any such proceedings, and shall consult with the Collateral Agent, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. All proceeds of condemnation awards or proceeds of sale in lieu of condemnation with respect to the Property, or any portion thereof, and all judgments, decrees and awards for injury or damage to the Property, or any portion thereof, shall be paid to the Collateral Agent and shall be applied as follows:

                          (i) first, to reimburse Grantor or the Collateral Agent for all reasonable costs and expenses, including reasonable attorneys' fees, incurred in connection with collection of such proceeds;

                          (ii) second, to the payment of Secured Indebtedness as provided in the Intercreditor Agreement; and

                          (iii) third, to the extent of the balance (if any) of such proceeds, to Grantor or other party legally entitled thereto.

         Grantor hereby assigns and transfers all such proceeds, judgments, decrees and awards to Lenders and agrees to execute such further assignments of all such proceeds, judgments, decrees and awards as Lenders may reasonably request; provided, however, the disbursement of such proceeds, judgments, decrees and awards shall be applied as provided above in this Paragraph 2.2(h). Lenders are hereby authorized, in the name of Grantor, to execute and deliver valid acquittances for, and to appeal from, any such judgment, decree or award. Lenders shall not be, in any event or circumstances, liable or responsible for failure to collect, or for failure to exercise diligence in the collection of, any such proceeds, judgments, decrees and/or awards.

                 (i) Protection and Defense of Lien. If the validity or priority of this Deed or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property, or any part thereof, shall be attacked directly or indirectly or if any legal proceedings are instituted against Grantor with respect thereto, Grantor will give prompt written notice thereof to the Collateral Agent and at Grantor's own cost and expense diligently will endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including but not limited to the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims (other than Permitted Encumbrances), and the Collateral Agent, (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion reasonably may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Deed and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims (other than Permitted Encumbrances) made with respect to the Property or any part thereof, the purchase of any tax title and the removal of prior liens or security interests which do not constitute Permitted Encumbrances, and all reasonable expenses so incurred of every kind and character shall be a demand obligation owing by Grantor, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment. Should the Collateral Agent intend to take any such action described in the immediately preceding sentence, the Collateral Agent shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to provide such defense or protection; provided, however, if in the reasonable opinion of the Collateral Agent the giving of such notice and opportunity to provide such defense or protection would impair or hinder such defense or protection or would otherwise be disadvantageous to rights or interests of the Collateral Agent hereunder or the rights, title, liens or security interests created or evidenced hereby, the Collateral Agent shall have no obligation to give such notice and opportunity to provide such defense or protection prior to the taking of any such action, but after taking any such action the Collateral Agent shall give notice thereof to Grantor.

                 (j) Permitted Encumbrances. Grantor will comply with and will perform all of the covenants, agreements and obligations imposed upon it or the Property in the Permitted Encumbrances in accordance with their respective terms and provisions if the failure to do so would have a Material Adverse Effect. Grantor will not modify or permit any modification of any Permitted Encumbrances against the Mortgaged Property, the result of which would have a Material Adverse Effect without the prior written consent of the Collateral Agent.

                 (k) Books and Records. Grantor will permit all contracts, statements, invoices, bills and claims for labor, materials and services supplied for the construction and operation of the improvements forming a part of the Property to be inspected and copied by the Collateral Agent and its representatives at all times during reasonable business hours upon reasonable notice; provided, however, if a Default shall have occurred and be continuing there shall be no requirement to give reasonable notice. If applicable, such information shall be kept confidential in accordance with the applicable Sections of the Credit Agreements.

                 (l) Leases. Grantor may not lease or enter into any other occupancy agreement covering any material portion of any of the Mortgaged Property by third parties without the prior written consent of Grantor, which consent shall not be unreasonably withheld.

                 (m) Fees and Expenses; Indemnification. Grantor will pay all appraisal fees, filing and recording fees, inspection fees, survey fees, taxes, brokerage fees and commissions, abstract fees, title policy fees, uniform commercial code search fees, escrow fees, reasonable attorney's fees, and all other costs and expenses of every character reasonably and properly incurred by Grantor, the Collateral Agent or Lenders in connection with this Deed, either at the closing thereof or at any time during the term thereof, or otherwise attributable or chargeable to Grantor as owner of the Property, and will reimburse the Trustee, the Collateral Agent and Lenders for all such costs and expenses incurred by each of them. Grantor shall pay all reasonable and proper expenses and reimburse the Collateral Agent and Lenders for any reasonable expenditures, including reasonable attorney's fees and legal expenses, incurred or expended in connection with (i) the breach, by Grantor of any covenant herein or (ii) the Collateral Agent's or Lender's reasonable exercise of any of the rights and remedies hereunder or the Collateral Agent's or Lenders' reasonable protection of the Property and the lien and security interest therein. Notwithstanding anything to the contrary contained in this Deed, any provision requiring the payment of attorneys' fees or reasonable attorneys' fees shall, in all instances, mean attorneys' fees calculated at such attorneys' regular hourly rates for the actual number of hours expended on the matter, and the parties agree that the provisions of the Official Code of Georgia Section 13-1-11(a)(2) shall not apply. Grantor will indemnify and hold harmless, the Collateral Agent and Lenders (for purposes of this subparagraph (m), the terms "Collateral Agent" and "Lenders" shall include the directors, officers, employees and agents of the Collateral Agent and Lenders and any persons or entities owned or controlled by or affiliated with the Collateral Agent and Lenders) from and against, and reimburse them for, all claims, demands, liabilities, losses, damages, judgments, penalties, costs and expenses (including, without limitation, reasonable attorney's fees) which may be imposed upon, asserted against or incurred or paid by any of them by reason of, on account of or in connection with any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, or asserted against any of them on account of any act performed or omitted to be performed hereunder or on account of any transaction arising out of or in any way connected with the Property or with this Deed. The foregoing indemnities shall not apply with respect to matters caused by or arising out of the gross negligence or willful misconduct of the Collateral Agent and/or Lenders. Grantor agrees, however, that it expressly intends to indemnify the Collateral Agent and Lenders from and hold each of them harmless against any and all losses, liabilities, claims, damages or expenses arising out of their ordinary negligence. The foregoing indemnities, however, shall not apply with respect to any losses, liabilities, claims, damages or expenses incurred by the Collateral Agent, Lenders or the Trustee in any action or proceeding by Grantor against the Collateral Agent, Lenders unless the Collateral Agent or Lenders prevail in such action or proceeding. The foregoing indemnities shall not terminate upon release, foreclosure or other termination of this Deed but will survive foreclosure of this Deed or conveyance in lieu of foreclosure and the repayment of the Secured Indebtedness and the discharge and release of this Deed and the other Loan Documents, but Grantor shall not be liable for any damages as a result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such damage occurs as a result of or arises out of a condition that existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. Any amount to be paid hereunder by Grantor to the Collateral Agent and/or Lenders shall be a demand obligation owing by Grantor to the Collateral Agent and/or Lenders and shall be subject to and governed by the provisions of Paragraph 2.3 hereof.

                 (n) Estoppel Certificate. Grantor shall at any time and from time to time furnish promptly upon request a written statement in such form as may be reasonably required by the Collateral Agent stating that this Deed is a valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms, subject to Debtor Relief Laws (as such term is defined in the Credit Agreement); that this Deed has not been released, subordinated or modified; and that to the best of Grantor's knowledge there are no offsets or defenses against the enforcement of this Deed, or if any of the foregoing statements are untrue, specifying the reasons therefor.

                 (o) Compliance with Laws. Grantor shall, and shall use reasonable efforts to cause any tenant of the Property to, comply with all applicable restrictive covenants and all Applicable Laws with respect to which the failure to so comply would have a Material Adverse Effect.

                 (p) Tax and Insurance Escrow. In order to secure the performance and discharge of Grantor's obligations under subparagraphs
         (b), (f) and (g) of this Paragraph 2.2, but not in lieu of such obligations, Grantor will upon written request of the Collateral Agent, deposit with the Collateral Agent upon the occurrence and continuance of a Default, a sum equal to accrued and unpaid ad valorem taxes, assessments and charges (which charges for the purpose of this subparagraph shall include without limitation ground rents and water and sewer rents and any other recurring charge which could create or result in a lien against the Property) against the Property for the then current year and the accrued and unpaid premiums for such policies of insurance for the then current year, all as reasonably estimated by the Collateral Agent and prorated to the end of the calendar month following the month during which such Default occurred, and thereafter will deposit with the Collateral Agent, sufficient funds (as reasonably estimated from time to time by the Collateral Agent) to permit the Collateral Agent to pay, at least 5 days prior to the delinquency date thereof, the next maturing ad valorem taxes, assessments and charges and premiums for such policies of insurance. The Collateral Agent shall have the right to rely upon tax information furnished by applicable taxing authorities in the payment of such taxes or assessments and shall have no obligation to make any protest of any such taxes or assessments. Any excess over the amounts required for such purposes shall be held by the Collateral Agent for payment of future taxes, assessments, charges and premiums, applied to any Secured Indebtedness, or refunded to Grantor, at the Collateral Agent's option; and any deficiency in such funds so deposited shall be made up by Grantor upon demand of the Collateral Agent. All such funds so deposited shall bear interest at the normal interest rate for money market deposits at NationsBank, may be mingled with the general funds of the Collateral Agent and shall be applied by the Collateral Agent toward the payment of such taxes, assessments, charges and premiums when statements therefor are presented to the Collateral Agent by Grantor (which statements shall be presented by Grantor to the Collateral Agent a reasonable time before the applicable amount is due); provided, however, that if the Collateral Agent has made demand for payment of all of the Secured Indebtedness, such funds may at the Collateral Agent's option be, applied to the payment of the Secured Indebtedness in the order determined by the Collateral Agent and that the Collateral Agent may at any time, in its discretion, apply all or any part of such funds toward the payment of any such taxes, assessments, charges or premiums which are past due, together with any penalties or late charges with respect thereto. The conveyance or transfer of Grantor's interest in the Property for any reason (including without limitation the foreclosure of a subordinate lien or security interest or a transfer by operation of law) shall constitute an assignment or transfer of Grantor's interest in and rights to such funds held by the Collateral Agent under this subparagraph (p) but subject to the rights of the Collateral Agent hereunder.

                 (q) Further Assurances. Grantor will, on request of the Collateral Agent, (i) promptly correct any defect or error which may be discovered in the contents of this Deed or in any other instrument executed in connection herewith or in the execution or acknowledgment thereof; (ii) execute, acknowledge, deliver and record or file such further instruments (including without limitation further deeds of trust, security agreements, financing statements, continuation statements and assignments of rents or leases) and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Deed and such other instruments and to subject to the liens and security interests hereof and thereof any property intended by the terms hereof or thereof to be covered hereby or thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; (iii) execute, acknowledge, deliver, procure and record or file any document or instrument (including specifically any financing statement) deemed advisable by the Collateral Agent to protect the lien or the security interest hereunder against the rights or interests of third persons, and Grantor will pay all reasonable costs associated with any of the foregoing; (iv) use reasonable efforts to cause any tenant under any lease agreement of any of the Property to furnish any instrument or perform any act deemed advisable by the Collateral Agent to protect the lien or the security interest hereunder; and (v) provide such certificates, documents, reports, information, affidavits and other instruments (including but not limited to appraisals, surveys and current title reports) and do such further acts as may be reasonably necessary or proper in the reasonable determination of the Collateral Agent to enable the Collateral Agent to comply with the requirements or requests of any agency having jurisdiction over the Collateral Agent or any of the Lenders or any examiners of such agencies with respect to the Secured Indebtedness, Grantor or the Property.

         2.3. Right of the Collateral Agent to Perform. Grantor agrees that, if, after any applicable notice or grace period, Grantor fails to perform any act or to take any action which hereunder Grantor is required to perform or take, or to pay any money which hereunder Grantor is required to pay, the Collateral Agent, in Grantor's name or in its own name and after the giving of any required notice and expiration of any applicable cure period, may but shall not be obligated to perform or cause to be performed such act or take such action or pay such money, and any reasonable expenses so incurred by the Collateral Agent, and any money so paid by the Collateral Agent, shall be a demand obligation owing by Grantor to the Collateral Agent and the Collateral Agent, upon making such payment, shall be subrogated to all of the rights of the person or entity receiving such payment. Any amounts due and owing by Grantor to the Collateral Agent pursuant to this Deed shall bear interest from the date such amount becomes due until paid at a rate of interest per annum equal to the lesser of (i) the Base Rate Basis, plus 2%, or (ii) the highest lawful rate, and shall be a part of the Secured Indebtedness and shall be secured by this Deed and by any other Loan Document. Should the Collateral Agent intend to perform or cause to be performed such act or take such action or pay such money, the Collateral Agent shall, subject to the immediately succeeding proviso, prior to taking any such action notify Grantor of such intention and give Grantor a reasonable opportunity to take such action; provided, however, if in the reasonable opinion of the Collateral Agent the giving of such notice and opportunity to take action would materially impair the validity or priority of this Deed, the rights or interests of the Collateral Agent hereunder or any rights, titles, liens or security interests created or evidenced hereby, the Collateral Agent shall have no obligation to give such notice and opportunity to take action prior to taking such action, but, nevertheless, shall give prompt written notice of the taking of such action to Grantor.

                                  ARTICLE III.

                          Remedies in Event of Default

         3.1. Defaults. The term "Default" as used in this Deed shall mean the occurrence and continuance of an "Event of Default" as defined in the Credit Agreements.

         3.2. Acceleration. Upon the occurrence and during the continuance of a Default, the Collateral Agent shall have the option of declaring all Secured Indebtedness in its entirety





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to be immediately due and payable, and the liens and security interests evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as the Collateral Agent may elect.

         3.3. Possession. Upon the occurrence and during the continuance of a Default, the Collateral Agent is authorized prior or subsequent to the institution of any foreclosure proceedings to enter upon the Property, or any part thereof, and to take possession of the Property and of all books, records and accounts relating thereto and to exercise without interference from Grantor any and all rights which Grantor has with respect to the management, possession, operation, protection or preservation of the Property, including the right to rent the same for the account of Grantor and to deduct from such rents all reasonable costs, expenses and liabilities of every reasonable character incurred by the Collateral Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property and to apply the remainder of such rents on the Secured Indebtedness in such manner as the Collateral Agent may elect. All such costs, expenses and liabilities incurred by the Collateral Agent in collecting such rents and in managing, operating, maintaining, protecting or preserving the Property, if not paid out of rents as hereinabove provided, shall constitute a demand obligation owing by Grantor and shall bear interest from the date of expenditure until paid at a rate of interest per annum equal to the Default Rate, all of which shall constitute a portion of the Secured Indebtedness. If necessary to obtain the possession provided for above, the Collateral Agent may invoke any and all legal remedies to dispossess Grantor, including specifically one or more actions for forcible entry and detainer, trespass to try title and restitution. In connection with any action taken by the Collateral Agent pursuant to this Paragraph 3.3, the Collateral Agent shall not be liable for any loss sustained by Grantor resulting from any failure to let the Property, or any part thereof, or from any other act or omission of the Collateral Agent in managing the Property, including without limitation, the negligence of the Collateral Agent, unless such loss is caused by the gross negligence or willful misconduct of the Collateral Agent, and the Collateral Agent shall not be obligated to perform or discharge any obligation, duty or liability under any lease agreement covering the Property or any part thereof or under or by reason of this instrument or the exercise of rights or remedies hereunder. Should the Collateral Agent incur any such liability, the amount thereof, including reasonable costs, expenses and reasonable attorneys' fees, shall be secured hereby, and Grantor shall reimburse the Collateral Agent therefor immediately upon demand. Nothing in this Paragraph 3.3 shall impose any duty, obligation or responsibility upon the Collateral Agent for the control, care, management or repair of the Property, or shall operate to make the Collateral Agent responsible or liable for any waste committed on the Property or by any other parties or for any dangerous or defective condition of the Property, or for any negligence in the management, upkeep, operation, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger, unless such waste, dangerous or defective condition or injury or death is directly a result of gross negligence or willful misconduct by the Collateral Agent, and not just the Collateral Agent's own ordinary negligence. Grantor hereby assents to, ratifies and confirms any and all actions of the Collateral Agent with respect to the Property taken under this Paragraph 3.3.

         3.4. Foreclosure. Collateral Agent may sell and dispose of the Mortgaged Property at public auction, at the usual place for conducting sales at the courthouse in the county where the Mortgaged Property or any part thereof may be located, to the highest bidder for cash, first advertising the time, terms and place of such sale by publishing a notice thereof once a week for four consecutive weeks (without regard to the actual number of days) in a newspaper in which sheriff's advertisements are published in said county, all other notice being hereby waived by Grantor; and Collateral Agent may thereupon execute and deliver to the purchaser at said sale a sufficient conveyance of the Mortgaged Property in fee simple, which conveyance may contain recitals as to the happening of the default upon which the execution of the power of sale, herein granted, depends, the said recitals shall be presumptive evidence that all preliminary acts prerequisite to said sale and deed were in all things duly complied with. Grantor hereby constitutes and appoints Collateral Agent or its assigns agent and attorney-in-fact to make such recitals, sale and conveyance, and all of the acts of such attorney-in-fact are hereby ratified, and Grantor agrees that such recitals shall be binding and conclusive upon Grantor and that the conveyance to be made by Collateral Agent or its assigns (and in the event of a deed in lieu of foreclosure, then as to such conveyance) shall be effectual to bar all right, title and interest, equity of redemption, including all statutory redemption, homestead, dower, curtesy and all other exemptions of Grantor, or its successors in interest, in and to the Mortgaged Property. At the election of Collateral Agent, the Mortgaged Property, or any part thereof, may be sold in one parcel and as an entirety, or in such parcels, manner or order as Collateral Agent may elect, and one or more exercises of the powers herein granted shall not extinguish or exhaust the powers unless the entire Mortgaged Property is sold or the indebtedness secured hereby is paid in full, and Collateral Agent, or its assigns, shall collect the proceeds of such sale, applying such proceeds as hereinafter provided (in the event of deficiency, Grantor shall immediately on demand from Collateral Agent pay over to Collateral Agent, or its nominee, such deficiency). Grantor acknowledges that Collateral Agent may bid for and purchase the Mortgaged Property at any such foreclosure sale and shall be entitled to apply all or any part of the indebtedness secured hereby as a credit to the purchase price. The power and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise.

         3.5. Receiver. In addition to all other remedies herein provided for, Grantor agrees that upon the occurrence and during the continuance of a Default, the Collateral Agent shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale of such Property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the Secured Indebtedness, and Grantor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment and agrees not to oppose any application therefor by the Collateral Agent, but nothing herein is to be construed to deprive the Collateral Agent of any other right, remedy or privilege it may now or hereafter have under any Applicable Laws to have a receiver appointed; provided, however, that the appointment of such receiver, trustee or other appointee by virtue of any court order, statute or regulation shall not impair or in any manner prejudice the rights of the Collateral Agent to receive payment of the rents, room rents, deposits for lodging and income from the Property. Any money advanced by the Collateral Agent in connection with any such receivership shall be a demand obligation owing by Grantor to the Collateral Agent and shall bear interest from the date of making such advancement by the Collateral Agent until paid at a rate of interest per annum equal to the Highest Lawful Rate, and shall be secured by this Deed and by any other instrument securing the Secured Indebtedness.

         3.6. Proceeds of Sale. The proceeds of any sale held by the Collateral Agent or any receiver or public officer in foreclosure of the liens evidenced hereby shall be applied:

                 first, to the payment of all necessary and reasonable costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit, and a reasonable fee to the Collateral Agent acting under the provisions of Paragraph 3.4 if foreclosed by power of sale as provided in Paragraph 3.4;

                 second, to the payment in full of the Secured Indebtedness (including specifically without limitation the principal, interest and reasonable attorneys' fees due and unpaid on the Notes and the amounts due and unpaid and owed to the Collateral Agent under this Deed), to be distributed in accordance with the Intercreditor Agreement; and

                 third, the remainder, if any, shall be paid to Grantor or other party legally entitled thereto.

         3.7. The Collateral Agent as Purchaser. The Collateral Agent shall have the right to become the purchaser at any foreclosure sale, and the Collateral Agent purchasing at such sale shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the Secured Indebtedness owing to the Collateral Agent and/or Lenders for the equal and ratable benefit of Lenders.

         3.8.    Uniform Commercial Code.

                 (a) Upon the occurrence and during the continuance of a Default, the Collateral Agent may exercise its rights of enforcement with respect to the Personal Property under the Uniform Commercial Code as adopted in the State of Georgia, as amended from time to time, and in conjunction with, in addition to or in substitution for those rights and remedies, and all rights and remedies granted to the Collateral Agent and/or Lenders under any Loan Document executed by Grantor governing security interests in personal property of Grantor;

                 (b) any sale made pursuant to the provisions of this Paragraph 3.9 shall be deemed to have been a public sale conducted in a commercially reasonable manner if held contemporaneously with the sale of the Mortgaged Property under power of sale as provided herein upon giving the same notice with respect to the sale of the Personal Property hereunder as is required for such sale of the Mortgaged Property under power of sale;

                 (c) any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale hereunder as to nonpayment of the Secured Indebtedness, or as to the occurrence of any Default, or as to the Collateral Agent and/or Lenders having declared all of such indebtedness to be due and payable, or as to notice of time, place and terms of sale and of the properties to be sold having been duly given, or as to any other act or thing having been duly done by the Collateral Agent and/or Lenders, shall be taken as prima facie evidence of the truth of the facts so stated and recited; and

                 (d) The Collateral Agent may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by the Collateral Agent, including the sending of notices and the conduct of the sale, but in the name and on behalf of the Collateral Agent.

         3.9. Partial Foreclosure. During a Default, the Collateral Agent shall have the right to proceed with foreclosure of the liens and security interests evidenced hereby without declaring the entire Secured Indebtedness due, and in such event any such foreclosure sale may be made subject to the unmatured part of the Secured Indebtedness; and any such sale shall not in any manner affect the unmatured part of the Secured Indebtedness, but as to such unmatured part this Deed shall remain in full force and effect just as though no sale had been made. The proceeds of any such sale shall be applied as provided in Paragraph 3.7 hereof, except that the amount paid under subparagraph second thereof shall be only the matured portion of the Secured Indebtedness and any proceeds of such sale in excess of those provided for in subparagraphs first and second (modified as provided above) shall be applied to installments of principal of and interest on the Notes in the inverse order of maturity. Several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Secured Indebtedness.

         3.10. Remedies Cumulative. All remedies herein expressly provided for are cumulative of any and all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other instrument securing the payment of the Secured Indebtedness, or any part thereof, or otherwise benefiting the Collateral Agent and Lenders, and the Collateral Agent and Lenders shall, in addition to the remedies herein provided, be entitled to avail themselves of all such other remedies as may now or hereafter exist at law or in equity for the collection of the Secured Indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and security interests evidenced hereby, and the resort to any remedy provided for hereunder or under any such other instrument or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

         3.11. Resort to Any Security. The Collateral Agent may resort to any security given by this Deed or to any other security now existing or hereafter given to secure the payment of the Secured Indebtedness, in whole or in part, and in such portions and in such order as may seem best to the Collateral Agent in its sole and uncontrolled discretion, and any such action shall not in anywise be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Deed, except as may be provided to the contrary under Applicable Laws.

         3.12. Waiver. To the full extent Grantor may do so, Grantor agrees that Grantor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force pertaining to the rights and remedies of sureties or providing for any appraisement, valuation, stay, extension, redemption or reinstatement, and Grantor, for Grantor and Grantor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by Applicable Laws and except with respect to rights expressly set forth herein or in the other Loan Documents, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of intention to mature or declare due the whole of the Secured Indebtedness and all rights to a marshaling of the assets of Grantor, including the Property, reinstatement (including all rights under Official Code of Georgia Annotated Section 44-14-85) or to a sale in inverse order of alienation in the event of foreclosure of the liens and security interests hereby created. Grantor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents or other matters whatever to defeat, reduce or affect the rights of the Collateral Agent under the terms of this Deed to a sale of the Property for the collection of the Secured Indebtedness without any prior or different resort for collection, or the rights of the Trustee or the Collateral Agent under the terms of this Deed to the payment of such indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatsoever. If the Property is sold for an amount less than the Secured Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. If any law referred to in this Paragraph 3.13 and now in force, of which Grantor or Grantor's successors and assigns and such other persons claiming any interest in the Property might take advantage despite this Paragraph 3.13 shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this Paragraph 3.13. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAWS, IF THE PROPERTY IS SOLD IN ACCORDANCE WITH THE TERMS OF THIS DEED FOR AN AMOUNT LESS THAN THE OBLIGATIONS OF GRANTOR TO COLLATERAL AGENT or LENDERS, THE DEFICIENCY SHALL BE DETERMINED BY THE PURCHASE PRICE AT THE SALE.

         3.13. Delivery of Possession After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Grantor or Grantor's successors or assigns or any other persons claiming any interest in the Property by, through or under Grantor are occupying or using the Property, or any part thereof, each and all shall immediately become the tenant at sufferance to the purchaser at such sale, which tenancy shall be terminable at the will of landlord. In the event the tenant fails to surrender possession of said Property upon demand, the purchaser shall be entitled to summarily dispossess such tenant.

         3.14. Tender After Acceleration. If, following the occurrence of a Default and the acceleration of the Secured Indebtedness but prior to the foreclosure of this Deed against the Property, Grantor shall tender to the Collateral Agent and/or Lenders payment of an amount sufficient to pay the entire Secured Indebtedness, such tender shall be deemed to be a voluntary prepayment and, consequently, Grantor shall also pay to Lenders any charge or premium required to be paid in order to prepay principal and, if such principal payment is made during any period when prepayment is prohibited by this Deed, or the Loan Documents, the applicable charge or premium shall be the maximum prepayment penalty provided for in the Loan Documents; provided, however, that in no event shall any amount payable under this Paragraph 3.15, when added to the interest otherwise payable on the Secured Indebtedness, exceed the maximum interest permitted under Applicable Laws.

         3.15. Insurance Premiums. Upon any foreclosure of the Mortgaged Property pursuant to this Deed, the Collateral Agent shall have the right to cancel any policy of insurance covering all or any part of the Mortgaged Property and shall be entitled to receive any unearned premiums from such policy. The unearned premiums received by the Collateral Agent shall be applied in the same manner as provided in Paragraph 3.7 above regarding the application of proceeds of sale of the Mortgaged Property.

                                  ARTICLE IV.

                     Assignment of Rents, Profits, Income,
                              Contracts and Bonds

         4.1. Assignment. Grantor does hereby absolutely and unconditionally assign, transfer and set over to the Collateral Agent all rents, income, profits and proceeds to be derived from the Property, including without limitation the immediate and continuing right, subject to the license granted below, to collect and receive all of the rents, income, receipts, revenues, issues, profits and other sums of money that may now or at any time hereafter become due and payable to Grantor under the terms of any present or future leases now or hereafter covering the Property, or any part thereof, including but not limited to minimum rents, additional rents, percentage rents, deficiency rents and liquidated damages following default, all proceeds payable under any policy of insurance covering the loss of rents resulting from untenantability caused by destruction or damage to the Property, and liens and rights, whether constitutional, statutory, contractual or otherwise, in favor of Grantor as the lessor of any of the Property, and all of Grantor's rights to recover monetary amounts from any lessee in bankruptcy including, without limitation, rights of recovery for use and occupancy and damage claims arising out of lease defaults, including rejections, under the Bankruptcy Reform Act of 1978, as amended, or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law"), together with any sums of money that may now or at any time hereafter become due and payable to Grantor by virtue of any and all royalties, overriding royalties, bonuses, delay rentals and any other amount of any kind or character arising under any and all present and future oil, gas and mining leases covering the Property, or any part thereof; and all proceeds and other amounts paid or owing to Grantor under or pursuant to any and all contracts and bonds relating to the construction, erection or renovation of the Property, or any part thereof; subject however, to a license hereby granted by the Collateral Agent to Grantor to collect and receive and expend all of the foregoing, subject to the terms and conditions hereof. Upon the occurrence and continuance of any Default, the Collateral Agent shall have the right, power and privilege (but shall be under no duty) to terminate such license whereupon the Collateral Agent shall have the right and authority, whether or not it takes possession of the Property, to seek enforcement of any such lease, contract or bond and to demand, collect, receive, sue for and recover in its own name any and all of the above described amounts assigned hereby and to apply the sum(s) collected, first to the payment of reasonable expenses incident to the collection of the same, second to the payment of the Secured Indebtedness, and the balance, if any, to Grantor or other party legally entitled thereto; provided, however, that the Collateral Agent shall not be deemed to have taken possession of the Property except on the exercise of its option to do so, evidenced by its demand and overt act for such purpose. Grantor shall make no assignment or other disposition of the above described amounts assigned hereby, nor, unless permitted under the Credit Agreements, shall Grantor cancel or amend any such lease, contract, bond or any other instrument under which such amounts are to be paid or waive, excuse, condone, discount, set off, compromise or in any manner release any obligation thereunder if to do so could reasonably be expected to have a Material Adverse Effect, nor shall Grantor during the existence of a Default receive or collect any such amount thus assigned for a period of more than one month in advance of the date on which payment thereof is due and Grantor shall duly and punctually observe and perform every obligation to be performed by it under each such lease, contract, bond or other instrument if the failure to do so could reasonably be expected to have a Material Adverse Effect and shall not do or permit to be done anything to impair the security thereof and shall enforce, if the failure to do so could reasonably be expected to have a Material Adverse Effect, every obligation of each other party thereto. The assignment contained in this Paragraph 4.1. shall become null and void upon the release of this Deed. It shall never be necessary for the Collateral Agent to institute legal proceedings of any kind whatsoever to enforce the provisions of this Paragraph 4.1.

                                   ARTICLE V.

                              Hazardous Materials

         5.1. Definitions. For the purpose of this Deed, Grantor and the Collateral Agent agree that, unless the context otherwise specifies or requires, the following terms shall have the meaning specified below:

                 (a) "Hazardous Materials" means (a) any "hazardous waste" as defined by the Resource Conservation and Recovery Act of 1976 (42 U.S.C. Section 6901 et seq.), as amended from time to time, and regulations promulgated thereunder; (b) any "hazardous substance" as defined by the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. Section 9601 et seq.) ("CERCLA"), as amended from time to time, and regulations promulgated thereunder; (c) asbestos; (d) polychlorinated biphenyls; (e) underground storage tanks, whether empty, filled or partially filled with any substance,
         (f) any substance the presence of which on the Mortgaged Property is prohibited by any Governmental Requirements (as defined below); and
         (g) any other substance which by any Governmental Requirements requires special handling or notification of any federal, state or local governmental entity in its collection, storage, treatment, or disposal.

                 (b) "Hazardous Materials Contamination" means the contamination (whether presently existing or hereafter occurring) of the buildings, facilities, soil, groundwater, air or other elements on or of the Mortgaged Property by Hazardous Materials, or the contamination of the buildings, facilities, soil, groundwater, air or other elements on or of any other property as a result of Hazardous Materials at any time (whether before or after the date of this Deed) emanating from the Mortgaged Property, in either case, in a manner violating applicable Governmental Requirements.

                 (c) "Governmental Requirements" means all laws, ordinances, rules, and regulations of any Governmental Authority (as defined below) applicable to Grantor or the Mortgaged Property.

                 (d) "Governmental Authority" means the United States, the State, county, city, or any other political subdivision in which the Mortgaged Property is located, and any other political subdivision, agency, or instrumentality exercising jurisdiction over Grantor or the Mortgaged Property.

         5.2. Grantor's Warranties. Grantor hereby represents and warrants that:

                 (a) To Grantor's actual knowledge, no Hazardous Materials have been collected, stored, treated or disposed of in a manner which materially violates any Applicable Laws, and no Hazardous Materials which would have a Material Adverse Effect are now located on the Mortgaged Property other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been used in accordance, in all material respects, with proper specifications and procedures in accordance with Applicable Laws, and neither Grantor nor, to Grantor's actual knowledge and belief, any other person has ever caused or permitted any Hazardous Materials which would have a Material Adverse Effect to be placed, held, located or disposed of on, under or at the Mortgaged Property, or any part thereof other than Hazardous Materials used in the ordinary course of Grantor's operations, all of which have been used in accordance, in all material respects, with proper specifications and procedures in accordance with Applicable Laws;

                 (b) To Grantor's actual knowledge, no part of the Mortgaged Property is being used nor, to Grantor's actual knowledge and belief, has been previously used for the disposal, storage, treatment, processing or other handling of Hazardous Materials, the effect of which would have a Material Adverse Effect, nor is any part of the Mortgaged Property affected by any Hazardous Materials Contamination which would have a Material Adverse Effect;

                 (c) To Grantor's actual knowledge and belief, no property adjoining the Mortgaged Property is being used, or has ever been used at any previous time for the disposal, storage, treatment, processing or other handling of Hazardous Materials which would have a Material Adverse Effect, nor is any other property adjoining the Mortgaged Property affected by Hazardous Materials Contamination which would have a Material Adverse Effect.

         5.3. Grantor's Covenants. Grantor agrees to (a) give notice to the Collateral Agent promptly upon Grantor's acquiring knowledge of the presence of any Hazardous Materials which would have a Material Adverse Effect on the Mortgaged Property or of any Hazardous Materials Contamination which would have a Material Adverse Effect, with a full description thereof; (b) promptly comply with any Governmental Requirements requiring the removal, treatment or disposal of such Hazardous Materials or Hazardous Materials Contamination and provide the Collateral Agent with reasonably satisfactory evidence of such compliance; and (c) provide the Collateral Agent within thirty (30) days after demand by the Collateral Agent, with a bond, letter of credit or similar financial assurance evidencing to the Collateral Agent's reasonable satisfaction that the necessary funds are available to pay the cost of removing, treating and disposing of such Hazardous Materials or Hazardous Materials Contamination and discharging any assessments which may be established on the Mortgaged Property as a result thereof.

         5.4. Site Assessments. Grantor will permit the Collateral Agent (by its officers, employees and agents) at any time and from time to time, but not more frequently than once in any twelve-month period (unless otherwise required by any Tribunal having supervisory authority over the Collateral Agent) to contract for the services of persons (the "Site Reviewers") to perform environmental site assessments (the "Site Assessments") on any Mortgaged Property for the purpose of determining whether there exists on such Mortgaged Property any environmental condition which could reasonably be expected to result in any liability, cost or expense to the owner, occupier or operator of such Mortgaged Property arising under any Governmental Requirements relating to Hazardous Materials. The Site Assessments may be performed at any time or times, upon reasonable notice, and under reasonable conditions established by Grantor which do not impede the performance of the Site Assessments. Site Assessments shall be conducted in accordance with Governmental Requirements. The Site Reviewers are hereby authorized to enter upon any Mortgaged

Property for such purposes. The Site Reviewers are further authorized to perform both above and below the ground testing for environmental damage or the presence of Hazardous Materials on any Mortgaged Property and such other tests on any Mortgaged Property as may be necessary to conduct the Site Assessments in the reasonable opinion of the Site Reviewers. Grantor will supply to the Site Reviewers such historical and operational information regarding any Mortgaged Property as may be reasonably requested by the Site Reviewers to facilitate the Site Assessments and will make available for meeting with the Site Reviewers appropriate personnel employed by Grantor having knowledge of such matters. The costs of performing such Site Assessments, except during a Default, shall be paid by the Collateral Agent. During a Default, the reasonable cost of performing such Site Assessments after the occurrence and during the continuance of a Default or Event of Default shall be paid by Grantor upon demand of the Collateral Agent and any such expenses borne by the Collateral Agent and not immediately reimbursed by Grantor shall be secured by this Deed.

         5.5. Indemnification. Regardless of whether any Site Assessments are conducted hereunder, if any Default or Event of Default shall have occurred and be continuing or any remedies in respect of any Mortgaged Property are exercised by the Collateral Agent or any Lender, Grantor shall defend, indemnify and hold harmless the Collateral Agent and Lenders from any and all liabilities (including strict liability), actions, demands, penalties, losses, costs or expenses (including, without limitation, reasonable attorneys' fees and expenses, and remedial costs), suits, costs of any settlement or judgment and claims of any and every kind whatsoever which may now or in the future (whether before or after the release of this Deed) be paid, incurred or suffered by or asserted against the Collateral Agent or Lenders by any person or entity or governmental agency for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission or release from any Mortgaged Property of any Hazardous Materials or any Hazardous Materials Contamination or arise out of or result from the environmental condition of any Mortgaged Property or the applicability of any Governmental Requirements relating to Hazardous Materials (including, without limitation, CERCLA or any federal, state or local so-called "superfund" or "superlien" laws, or any code, rule, regulation, order or decree promulgated thereunder); provided, however, the indemnity provided above shall not apply to any liabilities, actions, demands, penalties, losses, costs or expenses, suits, costs of any settlement or judgment and claims of any and every kind whatsoever which are determined in a final, non-appealable judgment by a court of competent jurisdiction to have been (i) caused by or within the control of the Collateral Agent and/or Lenders as a result of actions in their capacities as beneficiaries of this Deed and not as a result of any determination in such judgment or otherwise that any covenants, conditions or provisions in any of the Loan Documents give or purport to give control over Grantor or any of the Mortgaged Property or (ii) which are the result of an event that occurs after foreclosure of the Mortgaged Property (or any portion thereof) or the taking of a deed in lieu of foreclosure covering the Mortgaged Property (or any portion thereof), unless such event occurs as a result of or arises out of a Hazardous Materials Contamination or an environmental condition of the Mortgaged Property that occurred or existed prior to such foreclosure or such taking of a deed in lieu of foreclosure. The covenants, warranties and indemnifications contained in this Section 5.5 shall survive the release of this Deed to Secure Debt and termination of the Credit Agreement. For the purposes of this Section 5.5, the term "Collateral Agent" and "Lenders" shall include all subsequent owners or holders of any obligations secured by this Deed, all directors, officers, employees and agents of such entity and any persons or entities owned or controlled by or affiliated with the Collateral Agent or any Lender, and their respective directors, officers, employees and agents.

                                  ARTICLE VI.

                                 Miscellaneous

         6.1. Release. Upon the Release Date, the Property shall become wholly clear of the liens, security interests, conveyances and assignments evidenced hereby, which shall be released by the Collateral Agent at Grantor's cost.

         6.2. Waiver by the Collateral Agent. The Collateral Agent may at any time and from time to time in writing (a) waive compliance by Grantor with any covenant herein made by Grantor to the extent and in the manner specified in such writing; (b) consent to Grantor doing any act which Grantor hereunder is prohibited from doing, or consent to Grantor failing to do any act which Grantor hereunder is required to do, to the extent and in the manner specified in such writing; (c) release any part of the Property, or any interest therein, from the lien and security interest of this Deed, or (d) release any party liable, either directly or indirectly, for the Secured Indebtedness or for any covenant herein or in any other instrument now or hereafter securing the payment of the Secured Indebtedness, without impairing or releasing the liability of any other party. No such act shall in any way impair the rights of the Collateral Agent hereunder except to the extent specifically agreed to by the Collateral Agent in such writing.

         6.3. Actions by the Collateral Agent. The lien, security interest and other security rights of the Collateral Agent and Lenders hereunder shall not be impaired by any indulgence, moratorium or release granted by the Collateral Agent (except as provided in Section 6.1), including but not limited to (a) any renewal, extension, increase or modification which the Collateral Agent or any Lender may grant with respect to any Secured Indebtedness, (b) any surrender, compromise, release, renewal, extension, exchange or substitution which the Collateral Agent or any Lender may grant in respect of the Property, or any part thereof or any interest therein (except to the extent specifically surrendered, compromised, released, renewed, extended, exchanged or substituted), or (c) any release or indulgence granted to any endorser, guarantor or surety of any Secured Indebtedness. The taking of additional security by the Collateral Agent or any Lender shall not release or impair the lien, security interest or other security rights of the Collateral Agent hereunder or affect the liability of Grantor or of any endorser or guarantor or other surety or improve the right of any permitted junior lienholder in the Property.

         6.4. Rights of the Collateral Agent. The Collateral Agent may, subject to the Credit Agreements, waive any Default or other default without waiving any other prior or subsequent Default or other default. the Collateral Agent may remedy any Default or other default without waiving the Default or other default remedied. Neither the failure by the Collateral Agent to exercise, nor the delay by the Collateral Agent in exercising, any right, power or remedy upon any Default or other default shall be construed as a waiver of such Default or other default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise by the Collateral Agent of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof or consent to any departure by Grantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Grantor in any case shall of itself entitle Grantor to any other or further notice or demand in similar or other circumstances. Acceptance by the Collateral Agent of any payment in an amount less than the amount then due on any Secured Indebtedness shall be deemed an acceptance on account only and shall not in any way affect the existence of a Default or other default hereunder.

         6.5. Filing and Recordation. Grantor will cause this Deed and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating hereto to be recorded, filed, re-recorded and refiled in such manner and in such places as the Collateral Agent shall reasonably request, and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

         6.6. Dealing with Successor. In the event the ownership of the Property or any part thereof becomes vested in a person other than Grantor, the Collateral Agent may, without notice to Grantor, deal with such successor or successors in interest with reference to this Deed and to the Secured Indebtedness in the same manner as with Grantor, without in any way vitiating or discharging Grantor's liability hereunder or for the payment of the Secured Indebtedness. Except as agreed to in writing by all Lenders and the Collateral Agent, no sale of the Property, no forbearance on the part of the Collateral Agent or any Lender and no extension of the time for the payment of any of the Secured Indebtedness given by the Collateral Agent or any Lender shall operate to release, discharge, modify, change or affect, in whole or in part, the liability of Grantor hereunder or for the payment of the Secured Indebtedness or the liability of any other person hereunder or for the payment of the Secured Indebtedness, except to the extent proceeds of any such sale are applied as provided in Paragraph 3.7 hereof.

         6.7. Place of Payment. All Secured Indebtedness which may be owing hereunder at any time by Grantor shall be payable at the place designated in the Loan Documents, or if no such designation is made, at the office of the Collateral Agent at the address indicated in this Deed, or at such other place in the continental United States as the Collateral Agent may designate in writing.

         6.8. Subrogation. To the extent that proceeds of the Secured Indebtedness are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced by Lenders at Grantor's request and Lenders shall be subrogated to any and all rights, security interests and liens owned or held by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released; provided, however, that the terms and provisions of this Deed shall govern the rights and remedies of Lenders and shall supersede the terms, provisions, rights and remedies under and pursuant to the instruments creating the lien or liens to which Lenders are subrogated hereunder.

         6.9. Application of Indebtedness. If any part of the Secured Indebtedness cannot be lawfully secured by this Deed or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments made shall be applied on said indebtedness first in discharge of that portion thereof which is unsecured by this Deed.

         6.10. Usury. It is the intent of the Collateral Agent, the Lenders and Grantor in the execution of the Credit Agreements, this Deed, the other Loan Documents and all other instruments now or hereafter securing the Secured Indebtedness or executed in connection therewith or under any other written or oral agreement by the undersigned in favor of the Collateral Agent and/or Lenders to contract in strict compliance with applicable usury law. In furtherance thereof, the Collateral Agent, Lenders and Grantor stipulate and agree that none of the terms and provisions contained in the Credit Agreements, this Deed, the other Loan Documents or any other instrument securing the Notes or executed in connection herewith, or in any other written or oral agreement by Grantor in favor of Lenders and/or the Collateral Agent, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, interest at a rate in excess of the maximum interest rate permitted to be charged by Applicable Laws. Neither Grantor nor any guarantors, endorsers, sureties or other parties now or hereafter becoming liable for the Secured Indebtedness, or any part thereof, shall ever be required to pay interest on Secured Indebtedness, under any instrument securing the Secured Indebtedness or under any of the other Loan Documents, or in any other written or oral agreement by Grantor in favor of Lenders and/or the Collateral Agent, at a rate in excess of the maximum interest that may be lawfully charged under Applicable Laws, and the provisions of this Paragraph 6.14 shall control over all other provisions of the Credit Agreements, this Deed, the other Loan Documents and any other instruments now or hereafter securing the Secured Indebtedness or executed in connection herewith or any other oral or written agreements which may be in apparent conflict herewith. All interest paid or agreed to be paid to Lenders and/or the Collateral Agent shall, to the extent permitted by Applicable Laws, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the

Secured Indebtedness so that the interest thereon for such full period shall not exceed the maximum amount permitted by Applicable Laws. Lenders and/or the Collateral Agent expressly disavow any intention to charge or collect excessive unearned interest or finance charges in the event the maturity of the Secured Indebtedness is accelerated. If the maturity of the Secured Indebtedness shall be accelerated for any reason or if the principal of the Secured Indebtedness is paid prior to the end of the term of the Secured Indebtedness, and as a result thereof the interest received for the actual period of existence of the loans evidenced by the Secured Indebtedness exceeds the applicable maximum lawful rate, Lenders and/or the Collateral Agent shall refund to Grantor the amount of such excess or shall credit the amount of such excess against the principal balance of the Secured Indebtedness then outstanding. In the event that Lenders and/or the Collateral Agent shall collect monies and/or any other thing of value which are deemed to constitute interest which would increase the effective interest rate on the Secured Indebtedness to a rate in excess of that permitted to be charged by Applicable Laws, an amount equal to interest in excess of the lawful rate shall, upon such determination, at the option of Lenders and/or the Collateral Agent, be either immediately returned to Grantor or credited against the principal balance of the other Secured Indebtedness, without further penalty to such holder. By execution of this Deed, Grantor acknowledges that it believes the loan to be non-usurious and agrees that if, at any time, Grantor should have reason to believe that such loan is in fact usurious, it will give Lenders and/or the Collateral Agent notice of such condition, and Grantor agrees that Lenders and/or the Collateral Agent shall have 90 days after receipt of such notice in which to make appropriate refund or other adjustment in order to correct such condition if in fact such condition exists. As used in this Paragraph 6.14, "interest" means any sum that must be treated as interest under Applicable Laws in determining whether a loan is usurious. THE TERM "APPLICABLE LAWS" AS USED IN THIS PARAGRAPH 6.14 SHALL MEAN THE LAWS OF THE STATE OF TEXAS OR THE LAWS OF THE UNITED STATES, WHICHEVER LAWS ALLOW THE GREATER RATE OF INTEREST, AS SUCH LAWS NOW EXIST OR MAY BE CHANGED OR AMENDED OR COME INTO EFFECT IN THE FUTURE.

         6.11. Notice. Any notice, request, demand or other communication required or permitted hereunder, or under the Loan Documents, or under any other instrument securing the payment of the Loan Documents (unless otherwise expressly provided therein) shall be given in the same manner as set forth in
Section 11.1(a) of the Credit Agreements.

         6.12. Successors and Assigns. The terms, provisions, covenants and conditions hereof shall be binding upon Grantor, and the representatives, successors and assigns of Grantor including all successors in interest of Grantor in and to all or any part of the Property, and shall inure to the benefit of the Collateral Agent and the Lenders, and their respective heirs, successors, substitutes and assigns and shall constitute covenants running with the land. All references in this Deed to Grantor, the Collateral Agent or Lenders shall be deemed to include all such heirs, devisees, representatives, successors, substitutes and assigns.

         6.13. Severability. A determination that any provision of this Deed is unenforceable or invalid shall not affect the enforceability or validity of any other provision and any determination that the application of any provision of this Deed to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

         6.14. Gender and Number. Within this Deed, words of any gender shall be held and construed to include any other gender, and words in the singular and plural number shall be held and construed to include the other number, unless the context otherwise requires.

         6.15. Counterparts. This Deed may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument.

         6.16. Reporting Requirements. Grantor agrees to comply with any and all reporting requirements applicable to the transaction secured by this Deed which are set forth in any law, statute, ordinance, rule, regulation, order or determination of any governmental authority, and further agrees upon request of the Collateral Agent to furnish the Collateral Agent with evidence of such compliance.

         6.17. Headings. The paragraph headings contained in this Deed are for convenience only and shall in no way enlarge or limit the scope or meaning of the various and several paragraphs hereof.

         6.18. Consent of the Collateral Agent. Except where otherwise provided herein or in any of the other Loan Documents, in any instance hereunder where the approval, consent or the exercise of judgment of the Collateral Agent is required, the granting or denial of such approval or consent and the exercise of such judgment shall be within the sole discretion of the Collateral Agent, and the Collateral Agent shall not, for any reason or to any extent, be required to grant such approval or consent or exercise such judgment in any particular manner, regardless of the reasonableness of either the request or the Collateral Agent's judgment.

         6.19. Modification or Termination. The Loan Documents may only be modified or terminated by a written instrument or instruments executed by the party against whom enforcement of the modification or termination is asserted. Any alleged modification or termination which is not so documented shall not be effective as to any party.

         6.20. ENTIRE AGREEMENT. THIS DEED, TOGETHER WITH THE CREDIT AGREEMENTS, AND ALL OTHER LOAN DOCUMENTS (ALL AS IN EFFECT ON THE DATE HEREOF AND AS THE SAME MAY BE AMENDED, SUPPLEMENTED, RESTATED OR OTHERWISE MODIFIED HEREAFTER FROM TIME TO TIME) REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR

SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

         6.21. GOVERNING LAW. EXCEPT TO THE EXTENT THAT THE REAL PROPERTY LAWS OF ANY STATE IN WHICH ANY OF THE MORTGAGED PROPERTY MAY BE LOCATED MAY CONTROL, THIS DEED SHALL BE CONSTRUED, INTERPRETED, AND GOVERNED BY AND IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE; PROVIDED, HOWEVER, THIS DEED SHALL BE ENFORCED UNDER AND PURSUANT TO THE LAWS OF THE STATE OF GEORGIA AND THE LAWS OF THE UNITED STATES OF AMERICA APPLICABLE TO TRANSACTIONS WITHIN SUCH STATE.


         6.22. Multiple Advance Loan. This Deed is given to secure, among other things, a multiple advance loan and shall secure not only presently existing indebtedness but also future advances, whether such advances are obligatory or to be made at the option of the Collateral Agent or any Lender or otherwise, to the same extent as if such future advances were made on the date of execution of this Deed. The lien of this Deed shall be valid as to all indebtedness hereby secured, including future advances, from the time of its filing for record in the recorder's or registrar's office of the county in which the Mortgaged Property is located.

         6.23. Credit Agreements Control. In the event of any conflict or inconsistency between any of the terms and provisions of the Credit Agreements or any other Loan Documents (other than this Deed) and any of the terms and provisions of this Deed, the terms and provisions of the Credit Agreements and such other Loan Documents shall control.

         IN WITNESS WHEREOF, Grantor has executed this Deed, Assignment of Leases and Rents and Security Agreement as of the __ day of _________, ______.


                                                ------------------------------
                                                a             corporation
                                                 -----------

                                                By:
                                                   ---------------------------
                                                   Name:
                                                        ----------------------
                                                   Title:
                                                         ---------------------

                                                Address:

SIGNED, SEALED AND DELIVERED
in the presence of:

--------------------------------
Unofficial Witness

--------------------------------
Notary Public

[Notary Stamp]
[Notary Seal]

                                  EXHIBIT "A"


                           [Description of Property]

                                  EXHIBIT "B"


                    [Description of Permitted Encumbrances]

                                  EXHIBIT J-1

                              LANDLORD'S AGREEMENT


         THIS LANDLORD'S AGREEMENT ("Agreement") is executed as of the ____ day of _______________, 1997, by and among NATIONSBANK OF TEXAS, N.A., as Collateral Agent for the benefit of the Lenders defined below ("Collateral Agent"), ____________________________, a _________________________, together with its predecessors and successors, ("Lessee") and _________________________ ("Landlord").


                             W I T N E S S E T H :

         WHEREAS, Landlord and Lessee, have entered into that certain Lease Agreement dated ___________________, 1997 (as amended, modified and supplemented, the "Lease"), covering certain real property situated in ________________ County, _______________, more particularly described in Exhibit A attached to this Agreement (the "Property"); and

         WHEREAS, [Lessee] [PILLOWTEX CORPORATION (THE "BORROWER")] is a party to that certain Amended and Restated Credit Agreement and that certain Term Credit Agreement, among [Lessee] [THE BORROWER], certain lenders party thereto (the "Lenders"), and NationsBank of Texas, N.A., as Administrative Agent (said Credit Agreements, as amended, modified, supplemented, renewed, extended or restated, the "Credit Agreements"), pursuant to which Lenders have agreed, among other things, to make loans ("Advances") to [Lessee] [the Borrower];

         WHEREAS, Lessee, in consideration of, among other things, the Advances made or to be made to Lessee by Lenders pursuant to the Credit Agreements, has executed an agreement in favor of a trustee (the "Trustee") covering Lessee's interest in the Lease and the Property (such agreement, as amended, modified, supplemented, renewed or extended, whether titled as a mortgage, a deed of trust or other agreement shall be referred to herein as the "Deed of Trust") and a Security Agreement in favor of Collateral Agent on behalf of Lenders covering Lessee's interest in certain assets of Lessee (as amended, modified, supplemented, the "Security Agreement"); and

         WHEREAS, Collateral Agent and Lessee desire that Landlord acknowledge the Lease and the Deed of Trust and Lessee's, Collateral Agent's and Lenders' rights under the Lease, the Deed of Trust and the Security Agreement;

         NOW, THEREFORE, in consideration of the premises, the covenants, conditions, provisions and agreements set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Collateral Agent, Lessee and Landlord hereby represent, acknowledge, covenant and agree as follows:

1. Non-Disturbance. Landlord hereby agrees that (a) as long as no default exists under the Lease which has not been cured or waived and (b) as long as no event has occurred which, with the lapse of time or the giving of notice or both, would entitle Landlord to dispossess Lessee, the Lease shall not be terminated prior to the expiration date of the term thereof, nor shall Lessee's possession or enjoyment of the Property be interfered with in the event that Trustee or Collateral Agent or any successor-in-interest thereto takes possession of any part of the Property or Excluded Property (as herein defined) pursuant to the Deed of Trust, Security Agreement or otherwise, provided that such Trustee, Collateral Agent or successor-in-interest agrees to assume all obligations thereafter accruing under and to be bound by the terms of the Lease. If any part of the Property is acquired by Trustee, Collateral Agent or any successor-in-interest thereto by foreclosure or otherwise, Trustee, Collateral Agent or such successor shall take title to Lessee's interest in the Property or any part thereof subject to the terms of the Lease and this Agreement, and Lessee's occupancy of the Property in accordance with the terms of the Lease shall not be disturbed or otherwise affected except in accordance with the terms of the Lease and this Agreement, provided that such Trustee, Collateral Agent or successor-in-interest agrees to assume all obligations thereafter accruing under and to be bound by the terms of the Lease.

2. Attornment. If any proceedings are brought for the foreclosure of Trustee's or Collateral Agent's deed of trust lien, mortgage lien, security interest or other encumbrance on the Lease or the Property, Landlord agrees that the substitution as lessee under the Lease of Trustee, Collateral Agent, any successor-in-interest to Trustee or Collateral Agent, or purchaser at the foreclosure sale, shall not constitute a default or event of default under the Lease, and Landlord further agrees to recognize Trustee, Collateral Agent, any successor-in-interest to Trustee, Collateral Agent or purchaser at the foreclosure sale, as the lessee under the Lease with all rights and privileges as are held by Lessee, provided that such Trustee, Collateral Agent or successor-in-interest agrees to assume all obligations thereafter accruing under and to be bound by the terms of the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument on the part of any of the parties hereto. Landlord agrees, however, to execute and deliver at any time, and from time to time, upon the request of Trustee, Collateral Agent or of any other holder(s) of any of the indebtedness or any such nominee or purchaser, any instrument or certificate which, in its sole judgment, Trustee, Collateral Agent, such other holder(s), or such nominee or purchaser, as the case may be, deems to be necessary or appropriate in any such foreclosure proceeding or conveyance in lieu of foreclosure or otherwise to evidence such attornment, provided that the rights of Lessee under the Lease shall not be impaired or Lessee's obligations increased, as a result thereof.

3. Acknowledgment and Agreement by Landlord. Landlord acknowledges and agrees that:

         (a) This Agreement shall constitute written consent of the Landlord to the encumbrance of the Lease to Collateral Agent and Lenders under the Deed of Trust and Security Agreement and the subsequent assignment of the Lease to any successor-in-interest to Trustee, Collateral Agent or purchaser at the foreclosure sale and shall constitute a waiver of (i) all restrictions to such encumbrance and assignment in the Lease, including notice requirements, and (ii) events of default created by such encumbrance and assignment under the terms of the Lease.

         (b) From and after the date hereof, in the event of any act or omission by Lessee which would give Landlord the right, either immediately or after the lapse of time or the giving of notice, to terminate the Lease or to claim a partial or total eviction, Landlord will not exercise any such right;

                 (i) Until it has given written notice of such act or omission to Collateral Agent; and

                 (ii) Until the longer of (A) thirty days, or (B) the same period of time as is given to Lessee under the Lease to cure such act or omission, shall have elapsed following receipt of such notice by Collateral Agent and following the time when Collateral Agent or Trustee shall have become entitled under the Deed of Trust or the Security Agreement to remedy such act or omission;

         (c) From and after the date hereof, Landlord will not materially modify or amend the Lease without the prior written consent of Collateral Agent, which consent will not be unreasonably withheld, and, in the event of any material modification or amendment of the Lease without the prior written consent of Collateral Agent, such modification or amendment shall be voidable at any time at the option of Collateral Agent, in its sole discretion;

         (d) It has notice that the Lease and all sums, if any, due to Lessee thereunder have been assigned or are to be assigned to Collateral Agent as security for the obligations secured by the Deed of Trust and the Security Agreement. In the event that Collateral Agent notifies Landlord of a default under the Deed of Trust or the Security Agreement and demands that Landlord pay all sums due Lessee under the Lease (if any) to Collateral Agent, Landlord shall honor such demand and pay all sums due Lessee under the Lease (if any) directly to Collateral Agent or as otherwise required pursuant to such notice;

         (e) It shall use its reasonable efforts to send a copy of any notice or statement under the Lease to Collateral Agent at the same time such notice or statement is sent to Lessee; and

         (f) This Agreement satisfies any condition or requirement in the Lease relating to the granting of a non- disturbance agreement.

4. No Obligation of Collateral Agent. Collateral Agent and Lenders have no obligation and will not incur any liability hereunder or under the Lease until such time as Collateral Agent takes possession of the Property or otherwise acquires Lessee's interest in the Lease, whereupon Collateral Agent and the Lenders shall be deemed to have assumed all obligations of Lessee thereafter accruing or arising under the Lease.

5.       Landlord's Agreement.  Landlord hereby:

         (a) Waives each and every right which Landlord now has, or may hereafter have, by contract, statute or otherwise, or by virtue of the Lease now in effect or any other lease related to the Property hereafter executed by Lessee, to levy or distrain upon for rent, in arrears, in advance, or both, or for any other claim of Landlord against Lessee or to claim or assert any title or interest or lien in and to the following described property (hereinafter called the "Excluded Property"):

         All of Lessee's property now or hereafter located on or in the Property, including but not limited to, all inventory now owned or hereafter acquired by Lessee, including all goods, merchandise, raw materials, goods in process, supplies or other personal property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in Lessee's business, all fixtures, all furnishings, all general intangibles, all equipment (wherever located) and all substitutions and accessions thereto, now or hereafter existing, all parts thereof and all accessions and all proceeds and products thereof which are already on the Property, or may hereafter be delivered or installed thereon, and are or may hereafter become subject to the Security Agreement or the Deed of Trust granting any interest in the Excluded Property, or any of same, in favor of Trustee or Collateral Agent;

         (b) Recognizes and acknowledges that any claim or claims that Trustee or Collateral Agent or any Lender has or may hereafter have against the Excluded Property by virtue of the Security Agreement or the Deed of Trust is senior and superior to any lien or claim of any nature which the Landlord now has or may hereafter have to the Excluded Property by constitution, statute, agreement or otherwise;

         (c) Agrees that in the event of default by Lessee in the payment of any indebtedness or other obligation to Collateral Agent or any Lender, or in the performance of any of the terms and conditions of the Credit Agreement, the Security Agreement, the Deed of Trust, Trustee or Collateral Agent or its agent may remove the Excluded Property or any part thereof from the Property, in accordance with the terms and conditions of the Security Agreement or the Deed of Trust and Landlord covenants and agrees that Landlord will make no claim whatsoever to the Excluded Property and will not attempt in any way to impede such removal of the Excluded Property by Trustee, Collateral Agent or their agent; and

         (d) Agrees that Lenders at any time and from time to time, may, without affecting the validity of this Agreement, renew, extend or otherwise modify the terms of payment of any indebtedness of Lessee to Lenders or the performance of any of the terms and conditions of the Security Agreement, Deed of Trust, or other agreement with Lessee or Lenders or any other person or entity now or hereinafter liable for or whose property secure the obligation of Lessor to Lenders, without the consent of Landlord and without giving notice thereof to Landlord.

         (e) Represents and warrants that, to the best of its knowledge, the Property is free and clear of any mortgage, deed of trust, deed to secure debt or similar encumbrance ("Mortgage") or that, to the best of its knowledge, if the Property is subject to a Mortgage, the Lease is superior to such Mortgage and would survive any foreclosure or exercise of a power of sale contained in the Mortgage.

6. Inconsistent Provisions. This Agreement supersedes any inconsistent provision of the Lease.

7. Notices. Any notice, demand or request permitted, required or desired to be given in connection with this Agreement shall be in writing and shall be deemed effective if hand delivered, or if sent by United States certified or registered mail, return receipt requested, postage prepaid, or if sent by private receipted courier guaranteeing same-day or next-day delivery, addressed to the respective party at its address provided below.

         If sent by U.S. certified mail in accordance with this Section 7, such notices shall be deemed given and received on the earlier of (a) actual receipt at the above specified address of the named addressee, or (b) on the third business day after deposit with the United States Postal Service. Notice given by any other means shall be deemed given and received only upon actual receipt at the herein specified address of the named addressee.

8. Time. Time is of the essence in all matters pertaining to the performance of this Agreement.

9. Authority. The parties to this Agreement warrant and represent to one another that they have the power and authority to enter into and perform their respective obligations under this Agreement in the names, titles and capacities herein stated and on behalf of any entities, persons, estates or firms represented or purported to be represented by such person, and that all formal requirements necessary or required by any state and/or federal law or private agreement in order for the parties to enter into and perform their respective obligations under this Agreement have been fully complied with.

10. Entire Agreement. This Agreement represents the entire agreement among Collateral Agent, Lessee and Landlord regarding the subject matter dealt with herein, and it may not be modified, amended or discharged except by written amendment executed by the party against whom enforcement of such modification, amendment or discharge is sought.

11. Successors and Assigns. The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, administrators, personal representatives, successors and assigns.

12. Governing Law. The terms, provisions and conditions of this Agreement shall be governed by and construed in accordance with the laws of the State of _____________ without reference to principles of conflicts of laws.

13. Attorneys' Fees. Should any litigation, administrative proceeding or arbitration be commenced by any of the parties hereto or their representatives, or should any party institute any proceeding in a court which has jurisdiction over any other party hereto or any or all of its property or assets, or should any litigation or proceeding be commenced concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, then the party or parties prevailing in such litigation or proceeding shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for such prevailing party's attorneys' fees and court costs in such litigation or proceeding, which shall be determined by the court (or presiding official) in such litigation or proceeding or in a separate action brought for that purpose.

14. Indemnity. Notwithstanding anything to the contrary provided herein, Administrative Agent and Lenders shall (a) indemnify and hold harmless Landlord for any damage to the Property or any Person caused by or as a result of any removal of the Excluded Property from the Property by Collateral Agent or any Lender or any of their representatives and (b) repair any damage caused by or as a result of removal of the Excluded Property from the Property by Collateral Agent or any Lender or any of their representatives.

15. Severability. If any provision of this Agreement shall, for any reason, be held to be violative of any applicable law, and so much of this Agreement is held to be unenforceable, then the invalidity of such specific provision shall not be held to invalidate any other provision of this Agreement, all of which other provisions shall remain in full force and effect.

16. Headings; Construction. The headings contained in this Agreement are for reference purposes only and shall not modify or affect this Agreement in any manner whatsoever. Wherever required by this context, any gender shall include any other gender, the singular shall include the plural, and the plural shall include the singular.

17. Counterparts. This Agreement may be executed in any number of counterparts each of which, when so executed, shall be deemed an original and all of which taken together shall constitute the Agreement.



                REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

         EXECUTED as of the date first written above.

                                      COLLATERAL AGENT:

                                      NATIONSBANK OF TEXAS, N.A.
Address:
NationsBank of Texas, N.A.
  as Collateral Agent
901 Main Street, 13th Floor
Dallas, Texas 75202                   By:
                                              --------------------------------
Attention:  Marie T. Lancaster                Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------





                                      LANDLORD:
Address:

                                      ----------------------------------------

----------------------------------

----------------------------------

----------------------------------
                                      By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------



                                      LESSEE:
Address:

                                      ----------------------------------------

----------------------------------

----------------------------------

----------------------------------
                                      By:
                                              --------------------------------
                                              Name:
                                                   ---------------------------
                                              Title:
                                                    --------------------------

THE STATE OF TEXAS                )
                                  )
COUNTY OF DALLAS                  )

         This instrument was acknowledged before me on the _____ day of _________________, 1997, by __________________, ______________________ of
NationsBank of Texas, N.A., a national banking association.




                                                  -----------------------------
                                                  Notary Public, State of Texas

My Commission Expires:


----------------------------------





THE STATE OF                      )
             -------------
                                  )
COUNTY OF                         )
          ----------------

         This instrument was acknowledged before me on the _____ day of __________, 1997, by ____________________, ____________________ of
______________________________, a ____________________ corporation, on behalf of said corporation.



                                             ---------------------------------
                                             Notary Public, State of
                                                                    ----------

My Commission Expires:


-----------------------------

THE STATE OF _____________        )
                                  )
COUNTY OF ________________

         This instrument was acknowledged before me on the _____ day of __________, 1997, by ____________________, ____________________ of
_____________________________, a ______________________, on behalf of said
_________________.




                                             ----------------------------------
                                             Notary Public, State of
                                                                     ----------

My Commission Expires:


----------------------------

                                  EXHIBIT "A"


         Real property description:

         Being ___________ square feet in a building located on the following-described tract of real property in _______________, _____________ County, _______________________ (such real property being commonly referred to as ________________________________________):




[LEGAL DESCRIPTION OF PROPERTY SUFFICIENT FOR CONVEYANCING PURPOSES]




         Owner of Record:
                         ---------------------------------

--------------------------------------------------------------------------------
                                        SPACE ABOVE THIS LINE FOR RECORDER'S USE

                                  EXHIBIT J-2

                         LANDLORD'S WAIVER AND CONSENT

STATE OF ________________        )
                                 )               KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF _______________        )


         FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ____________________________________ (the
"Landlord") hereby acknowledges, covenants and represents to NATIONSBANK OF TEXAS, N.A., in its capacity as the Collateral Agent for itself and certain other lenders (collectively, "Lenders") as follows:

         1. Landlord is the owner of certain real property (the "Premises") described on Exhibit "A" attached hereto and incorporated herein by reference for all purposes.

         2.      __________________________________________ (the "Tenant") has
heretofore leased, and is occupying, the Premises under a valid and enforceable Lease, dated ____________________, 19____ (as amended, supplemented, restated, extended or otherwise modified from time to time, the "Lease"), between Landlord and Tenant.

         3. As of the date hereof, Tenant is not in default under the Lease, nor has any event or circumstance occurred which, with the giving of notice or lapse of time or both, would constitute such a default under the Lease.

         4. Landlord acknowledges that Tenant has granted, or may hereafter grant, for the benefit of Lenders a security interest (the "Security Interest") in the following described property now or hereafter owned by Tenant which is or may hereafter from time to time be situated on or about the Premises (the "Collateral"):

         All present and future accounts, chattel paper, inventory, equipment, contract rights, documents, instruments, deposit accounts, general intangibles and other personal property and fixtures now or hereafter owned, held or acquired by Tenant, together with any and all books of account, customer lists and other records relating in any way to the foregoing, and in any case where an account arises from the sale of goods, the interest of Tenant in such goods, and, including, without limitation, all of the following: All of Tenant's accounts receivable, including rights to payment for goods sold or services rendered, whether or not earned by performance, and all other rights to receive payments of money from any person; Tenant's inventory, including raw materials, work in process, and finished goods, owned or held on consignment, wherever located; all equipment owned by Tenant, and all of Tenant's right, title and interest under equipment leases, tools, parts and accessories; processes, plans, specifications, and manuals; customer lists; computer hardware and all programs, disks, software and manuals used or usable in connection therewith; Tenant's rights under any computer service or consulting agreements; trademarks, trade names and service marks; rights or claims under contracts, income tax refunds, and all proceeds of the foregoing, including, without limitation, insurance proceeds payable by reason of loss or damage to any of the foregoing.

         5. Landlord hereby waives, relinquishes and disclaims any and all rights, if any, to maintain, obtain or enforce a landlord's lien (whether contractual or statutory) or any other liens, encumbrances or claims which Landlord has or may hereafter have against the Collateral or any interest therein, and hereby releases the Collateral from any and all sales, process, levy, execution, garnishment, attachment, judgment, or distraint and lien, whether given by operation of law, by the Lease (or any amendments, supplements, substitutions or renewals thereof), by agreement or otherwise, for rent due or to become due, and for any and all other claims or demands, present or future, which either Landlord may have therein.

         6. Landlord will not, in any manner, hinder or prevent Lenders or Lenders' agents from coming onto the Premises to inspect the Collateral, to remove the Collateral from the Premises or to take possession and exhibit and/or conduct a sale of the Collateral on the Premises, and Landlord does hereby specifically consent to any and all such activity(ies). Lenders shall
(a) indemnify and hold harmless Landlord for any damage to the Premises or any person caused by or as a result of any such activities by Lenders or Lenders' agents and (b) repair any damage caused by or as a result of any such activities by Lenders or Lenders' Agents.

         7. Landlord shall immediately notify Lenders at the address for Lenders set forth herein of the earlier to occur of (i) the retaking of possession of the Premises by Landlord (whether by judicial process or otherwise) or (ii) the giving or delivering of any notice or demand to Tenant in connection with any default by Tenant or the intention of Landlord to retake possession of the Premises. After any such retaking of possession of the Premises (or any part thereof) by Landlord, or if for any other reason, Landlord ever comes into possession or control of any of the Collateral or of any of the proceeds of any of the Collateral, Landlord shall store, maintain and protect any such Collateral or proceeds thereof then under Landlord's possession or control. In the event Lenders have not reclaimed and/or removed such Collateral or proceeds thereof within sixty (60) days after Lender receives notice of the taking of possession or control of the Collateral or proceeds thereof by Landlord, Lenders shall reimburse Landlord for the reasonable costs incurred by Landlord in storing, maintaining and protecting such Collateral. The address for notice to Lenders is as follows:

                                       NationsBank of Texas, N.A., as Collateral
                                       Agent
                                       901 Main Street, 13th Floor
                                       Dallas, Texas 75202
                                       Attention: Marie T. Lancaster

         8. Landlord acknowledges that Lenders are relying on the representations and covenants set forth herein and that, but for the execution by Landlord of this Landlord's Waiver and Consent, Lenders would not make, renew or extend the loan or loans to the Tenant, or any affiliate of the Tenant, which are secured by the Security Interest.

         9. This Landlord's Waiver and Consent shall bind Landlord, and its successors and assigns, and shall inure to the benefit of Lenders, and their respective successors and assigns.

         EXECUTED this _____ day of _______________, 1997.


                                       -----------------------------------------


                                       By:
                                           -------------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------


STATE OF ___________              )
                                  )
COUNTY OF __________              )

         This instrument was acknowledged before me on the _____ day of ___________________________________, 1997, by __________________________, as the
__________________________________________ of _______________________________ on
behalf of said corporation.



                                       -----------------------------------------
                                       NOTARY PUBLIC IN AND FOR
                                       THE STATE OF ____________

My Commission Expires:

----------------------------------     -----------------------------------------
                                       (Printed Name of Notary)

                                  EXHIBIT "A"


         Real property description:

         Being ___________ square feet in a building located on the following-described tract of real property in _______________, _____________ County, _______________________ (such real property being commonly referred to as ________________________________________):




[LEGAL DESCRIPTION OF PROPERTY SUFFICIENT FOR CONVEYANCING PURPOSES]




        Owner of Record:
                         ----------------------------------------

                                   EXHIBIT K

                       NOTICE OF CONTINUATION/CONVERSION



NationsBank of Texas, N.A., as
   the Administrative Agent
901 Main Street, 13th Floor
Dallas, Texas 75202

Attention:       Marie T. Lancaster

         Re:     Pillowtex Corporation

Ladies and Gentlemen:

         The undersigned, an Authorized Signatory of Pillowtex Corporation, pursuant to the Term Credit Agreement, dated as of December 19, 1997, among the undersigned, the financial institutions party thereto and NationsBank of Texas, N.A., as the Administrative Agent (said Term Credit Agreement, as it may be amended, supplemented or otherwise modified from time to time, being the "Credit Agreement" and capitalized terms not defined herein but defined therein being used herein as therein defined), hereby gives you notice, irrevocably, pursuant to Section 2.2 of the Credit Agreement, that the undersigned hereby requests a [conversion] [continuation] on _____________, ____ of $________________ in principal amount of presently outstanding [Facility A Term Loan Advances] [Facility B Term Loan Advances] that are [Base Rate Advances] [LIBOR Advances having an Interest Period ending on ____________, ______] [to] [as] [Base Rate] [LIBOR] Advances. [The Interest Period for such amount requested to be [converted to] [continued as] LIBOR Advances is [1] [2] [3] [6] months.

         The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the date of the [conversion] [continuation], before and after giving effect thereto:

         (A) the representations and warranties of the Borrower contained in Article 4 of the Credit Agreement and in each of the other Loan Documents to which it is a party (other than those representations and warranties that specifically relate to an earlier date) are true and correct as though made on and as of such date, except as otherwise expressly provided in Section 4.2 of the Credit Agreement; and

         (B) no Default or Event of Default is continuing, or will result from the [continuation] [conversion].

                               Very truly yours,

                               PILLOWTEX CORPORATION



                               By:
                                      ----------------------------------------
                                      Name:
                                           -----------------------------------
                                      Title:
                                            ----------------------------------

                                   EXHIBIT L

                            INTERCREDITOR AGREEMENT


         THIS INTERCREDITOR AGREEMENT (as the same may from time to time be amended, modified, supplemented or restated, this "Intercreditor Agreement") dated as of December 19, 1997, is made by and among Pillowtex Corporation, a Texas corporation (the "Borrower"), each of the Persons listed as Grantors on the signature pages hereto (the "Grantors"), NationsBank of Texas, N.A., in its capacity as Collateral Agent (the "Collateral Agent"), NationsBank of Texas, N.A., as administrative agent (in such capacity, together with any successor thereto, the "Revolving Administrative Agent") for itself and certain other lenders (collectively, the "Revolving Lenders"), under the Revolving Credit Agreement (as hereinafter defined), the Revolving Lenders, NationsBank of Texas, N.A., as administrative agent (in such capacity, with any successor thereto, the "Term Administrative Agent") for itself and certain other lenders (collectively, the "Term Lenders") under the Term Credit Agreement (as hereinafter defined), and the Term Lenders.


                                  BACKGROUND.

         The Borrower is a party to that certain Amended and Restated Credit Agreement dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Revolving Credit Agreement") with the Revolving Lenders and the Revolving Administrative Agent.

         The Borrower is a party to that certain Term Credit Agreement dated as of December 19, 1997 (as amended, modified, supplemented or restated from time to time, the "Term Credit Agreement") with the Term Lenders and the Term Administrative Agent.

         The parties hereto intend for (a) the rights of payment in respect of the Advances and the Liens of the Revolving Lenders in the Collateral (as hereinafter defined) to be pari passu with the rights of payment in respect of the Advances and the Liens of the Term Lenders in the Collateral, and (b) the voting rights with respect to the Revolving Credit Agreement and the Term Credit Agreement be set forth in this Agreement.

         It is a requirement of the Revolving Credit Agreement and the Term Credit Agreement that the Borrower, the Grantors and the Secured Parties (as hereinafter defined) execute and deliver to the Collateral Agent, for the benefit of the Secured Parties, this Intercreditor Agreement in order to further define the rights and obligations of the parties hereto.

                                   AGREEMENT.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Grantors, the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders, and the Term Lenders agree with the Collateral Agent as follows:


                                I. DEFINED TERMS

         1.1 Defined Terms. Except as otherwise defined below, as used in this Intercreditor Agreement defined and capitalized terms shall have the meanings set forth in the Revolving Credit Agreement and the Term Credit Agreement.

         "Assignment Agreement" means an Assignment Agreement under the Revolving Credit Agreement or the Term Credit Agreement.

         "Collateral" means, collectively, any and all of the property in which the Collateral Agent, the Revolving Administrative Agent, any Revolving Lender, the Term Administrative Agent or any Term Lender has a Lien pursuant to any Loan Document.

         "Commitments" means, collectively, the Commitment (as defined in the Revolving Credit Agreement) and the Commitments (as defined in the Term Credit Agreement).

         "Credit Agreements" means, collectively, the Revolving Credit Agreement and the Term Credit Agreement.

         "Distribution Date" means each date established by the Collateral Agent as a date for the distribution of amounts on deposit in the Collateral Account, as defined in Section 4.1.

         "Event of Default" means an Event of Default under the Revolving Credit Agreement or the Term Credit Agreement.

         "Loan Document" means a Loan Document under the Revolving Credit Agreement or the Term Credit Agreement.

         "Obligations" means all Obligations (collectively, as defined in each of the Revolving Credit Agreement and the Term Credit Agreement).

         "Proceeds" has the meaning assigned to it under the UCC and, in any event, shall include, but not be limited to, (a) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower or any Grantor from time to time with respect to any of the Collateral, (b) any and all payments (in any form whatsoever) made or due and payable to the Borrower or any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Tribunal and (c) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Pro Rata" means for any Person a fraction (a) the numerator of which is the amount of unpaid principal and face amount of the Revolving Obligations and the Term Obligations owing to such Person, and (b) the denominator of which is the aggregate amount of unpaid principal and face amount of the Revolving Obligations and the Term Obligations owing to the Revolving Lenders and the Term Lenders.

         "Revolving Loan Documents" means Loan Documents as defined in the Revolving Credit Agreement.

         "Required Lenders" means any combination of Revolving Lenders and Term Lenders whose Voting Specified Percentages aggregate more than 50%; provided, however, in the event that all of the Commitments have been terminated, "Required Lender" means, on any date of determination, any combination of Lenders having more than 50% of the Revolving Advances and Term Advances then outstanding.

         "Revolving Obligations" means Obligations as defined in the Revolving Credit Agreement.

         "Secured Party" means each of, and "Secured Parties" means all of, the Collateral Agent, the Revolving Administrative Agent, the Revolving Lenders, the Term Administrative Agent and the Term Lenders.

         "Term Loan Documents" means Loan Documents as defined in the Term Credit Agreement.

         "Term Obligations" means Obligations as defined in the Term Credit Agreement.

         "Voting Specified Percentage" means, as to any Revolving Lender or Term Lender, the percentage indicated beside its name on Schedule 1 hereto as the Voting Specified Percentage, or as adjusted or specified in any Assignment Agreement or any amendment to this Intercreditor Agreement [SUCH PERCENTAGE TO BE EACH LENDER'S AGGREGATE COMMITMENT UNDER THE REVOLVING CREDIT AGREEMENT AND THE TERM CREDIT AGREEMENT DIVIDED BY ALL COMMITMENTS UNDER THE REVOLVING CREDIT AGREEMENT AND THE TERM CREDIT AGREEMENT].

         1.2 Interpretation. For purposes of distributing proceeds of Collateral and the definition of "Pro Rata" and "Secured Parties" (but not for purposes of determining "Required Lenders", "Voting Specified Percentages" or for purposes of Section 9.1 or 10.3 hereof), (a) "Revolving Lenders" shall include any Person that is or was a Revolving Lender or an Affiliate of a Revolving Lender now or at the time it entered into a Hedge Agreement with the

Borrower or any Grantor and (b) "Term Lenders" shall include any Person that is or was a Term Lender or an Affiliate of a Term Lender now or at the time it entered into an Interest Hedge Agreement with the Borrower or any Grantor.


                        II. AGREEMENT TO HOLD COLLATERAL

         In reliance upon, and subject to, the provisions of Article VII, the Collateral Agent will hold the Liens in the Collateral granted to the Collateral Agent under the Collateral Documents and granted to the Revolving Administrative Agent under the Revolving Credit Agreement in respect of the L/C Cash Collateral Account on behalf of and for the ratable benefit of the Collateral Agent, the Revolving Administrative Agent, the Revolving Lenders, the Term Administrative Agent and the Term Lenders on the terms and conditions set forth in this Intercreditor Agreement.


                               III. ACCELERATION

         3.1 Exercise of Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default, with the consent of or at the request of the Required Lenders, the Collateral Agent shall exercise the rights and remedies provided in this Intercreditor Agreement, the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account. If the Revolving Administrative Agent, the Term Administrative Agent and the Collateral Agent are not the same Person, the Revolving Administrative Agent and the Term Administrative Agent shall give the Collateral Agent notice of such Event of Default under the Revolving Credit Agreement and the Term Credit Agreement, respectively.

         3.2 Right to Initiate Judicial Proceedings. If an Event of Default shall occur and be continuing, the Collateral Agent, with the consent of or at the request of the Required Lenders, (a) shall have the right and power to institute and maintain such suits and proceedings as it may deem appropriate and permitted under any Collateral Document and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account to protect and enforce the rights vested in it or any Secured Party by this Intercreditor Agreement, each Collateral Document and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account and (b) may either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction, all in accordance with the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account.

         3.3      Remedies Not Exclusive.

         (a) No remedy conferred upon or reserved to the Collateral Agent herein or to any Secured Party in the Collateral Documents, the Revolving Loan Documents or the Term Loan

Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Collateral Document, the Revolving Loan Documents or the Term Loan Documents or now or hereafter existing at Law or in equity; provided, however, any exercise of any rights or remedies by the Collateral Agent or any other Secured Party shall be subject to the terms of this Intercreditor Agreement.

         (b) If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Intercreditor Agreement, any Collateral Document or under the Revolving Credit Agreement in respect of the L/C Cash Collateral Account and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Borrower, the Grantors, the Collateral Agent and the other Secured Parties shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent and the other Secured Parties shall continue as though no such proceeding had been taken.

         (c) All rights of action and of asserting claims upon or under this Intercreditor Agreement, the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account may be enforced by the Collateral Agent without the possession of any Collateral Document, any Revolving Loan Document, any Term Loan Document or other instrument evidencing any Revolving Obligations or Term Obligations or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be brought in its name as the Collateral Agent and any recovery or judgment shall be held as part of the Collateral on behalf of and for the ratable benefit of the Collateral Agent, the Term Lenders, the Term Administrative Agent, the Revolving Lenders, and the Revolving Administrative Agent and distributed as provided in Section 4.4.

         3.4 Limitation by Law. All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of Law which may be controlling and to be limited to the extent necessary so that they will not render this Intercreditor Agreement or any Collateral Document invalid, unenforceable in whole or in part.


                     IV. COLLATERAL ACCOUNT; DISTRIBUTIONS

         4.1 The Collateral Account. During the continuance of an Event of Default, with the consent of or at the request of the Required Lenders, all moneys which are required by this Intercreditor Agreement or any Collateral Document or the Revolving Credit Agreement in respect of the L/C Cash Collateral Account to be delivered to the Collateral Agent or any other Secured Party or which are received by the Collateral Agent or any agent or nominee of the


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



Collateral Agent or any other Secured Party in respect of the Collateral shall be deposited in an account established at the principal office of the Collateral Agent (the "Collateral Account") and held by the Collateral Agent for the benefit of the Secured Parties and applied in accordance with the terms of this Intercreditor Agreement.

         4.2 Control of Collateral Account. Subject to the terms of this Intercreditor Agreement, all right, title and interest in and to the Collateral Account shall vest in the Collateral Agent, and the Collateral Account shall be subject to the exclusive dominion and control of the Collateral Agent.

         4.3 Investment of Funds Deposited in Collateral Account. The Collateral Agent shall use reasonable efforts to invest and reinvest moneys on deposit in the Collateral Account at any time in:

                  (a) marketable obligations of the United States having a maturity of not more than six months from the date of acquisition;

                  (b) marketable obligations directly and fully guaranteed by the United States having a maturity of not more than one year from the date of acquisition;

                  (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations issued by the Collateral Agent or any bank organized under the Laws of the United States or any state thereof with capital, surplus and undivided profits aggregating at least $500,000,000, in each case having a maturity of not more than six months from the date of acquisition;

                  (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and (c) entered into with the Collateral Agent or any bank meeting the qualifications specified in clause (c) above; and

                  (e) commercial paper rated at least A-1 or the equivalent thereof by Standard & Poor's Ratings Group, a Division of McGraw-Hill, Inc., a New York corporation, or P-1 or the equivalent thereof by Moody's Investors Service, Inc. and maturing within three months after the date of acquisition.

All such investments and the interest and income received thereon and the net proceeds realized on the sale or redemption thereof shall be held in the Collateral Account as part of the Collateral. Except for gross negligence or wilful misconduct, the Collateral Agent shall not be liable for any investment, for any failure to invest hereunder, or for any performance of any such investment or any loss or penalty resulting therefrom.



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         4.4      Application of Moneys.

         (a) The Collateral Agent shall have the right, upon an Event of Default, to apply moneys held by it in the Collateral Account to the payment of due and unpaid fees and expenses owing to it pursuant to Section 5.3. If the Collateral Agent exercises its rights pursuant to the preceding sentence, all remaining moneys held by the Collateral Agent in the Collateral Account or received by the Collateral Agent shall, to the extent available for distribution (it being understood that the Collateral Agent may liquidate investments prior to maturity in order to make a distribution pursuant to this
Section 4.4), be distributed by the Collateral Agent on each Distribution Date in the following order of priority:

                  First: to the Collateral Agent for any unpaid expenses owing to it pursuant to Section 5.3;

                  Second: to any Revolving Lender and any Term Lender which has theretofore advanced or paid any expenses of the Collateral Agent, Pro Rata an amount equal to the amount thereof so advanced or paid by such Revolving Lender or such Term Lender and for which such Revolving Lender or such Term Lender has not been reimbursed prior to such Distribution Date;

                  Third: to the Revolving Lenders and the Term Lenders, Pro Rata an amount equal to the unpaid amount of the Revolving Obligations and Term Obligations which are due and owing under the relative Collateral Documents and which constitute the Revolving Obligations and the Term Obligations as of the Distribution Date;

                  Fourth: to the Revolving Lenders and the Term Lenders, Pro Rata amounts equal to all other sums which constitute the Revolving Obligations and the Term Obligations; and

                  Fifth: any surplus then remaining shall be paid to the Borrower and/or the Grantors or their respective successors or assigns or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

         (b) The term "unpaid" as used in clause Third of Section 4.4(a) refers:

                  (i) in the absence of a bankruptcy proceeding with respect to the Borrower or any Grantor, to all amounts of the Revolving Obligations and the Term Obligations outstanding as of a Distribution Date, and

                  (ii) during the pendency of a bankruptcy proceeding with respect to the Borrower or any Grantor, to all amounts allowed by the bankruptcy court in respect of the Revolving Obligations and the Term Obligations as a basis for distribution (including estimated amounts, if any, allowed in respect of contingent claims), to the extent that prior distributions have not been made in respect thereof.


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         (c)      The Collateral Agent shall make all payments and distributions under this Section 4.4 on account of the Revolving Obligations to the Revolving Administrative Agent for redistribution to the Revolving Lenders in accordance with the provisions of the Revolving Credit Agreement. The Collateral Agent shall make all payments and distributions under this Section 4.4 on account of the Term Obligations to the Term Administrative Agent for redistribution to the Term Lenders in accordance with the provisions of the Term Credit Agreement.

         (d) If any Revolving Lender or any Term Lender has advanced or paid any expenses of the Collateral Agent in excess of its Pro Rata Share hereunder and is not paid or reimbursed in full for the amount of such advances or payments, such Revolving Lender or Term Lender shall have a claim against any Revolving Lender or Term Lender which has not paid its Pro Rata Share of such expenses of the Collateral Agent.

         4.5 The Collateral Agent's Calculations. In making the determinations and allocations required by Section 4.4, the Collateral Agent may rely upon information supplied by the Revolving Administrative Agent as to the amounts payable with respect to the Revolving Obligations and by the Term Administrative Agent as to amounts payable with respect to the Term Obligations, and the Collateral Agent shall have no liability to any of the Revolving Lenders or the Term Lenders for actions taken in reliance on such information. All distributions made by the Collateral Agent pursuant to Section
4.4 shall be (subject to any decree of any court of competent jurisdiction) final, and the Collateral Agent shall have no duty to inquire as to the application by the Revolving Administrative Agent or the Term Administrative Agent of any amounts distributed to them.


                    V. AGREEMENTS WITH THE COLLATERAL AGENT

         5.1 Delivery of Collateral Documents. The Revolving Administrative Agent and the Term Administrative Agent have delivered to the Collateral Agent true and complete copies of all Loan Documents as in effect on the date hereof. The Revolving Administrative Agent and the Term Administrative Agent, as the case may be, shall deliver to the Collateral Agent, promptly upon the execution thereof, a true and complete copy of all amendments, modifications or supplements to any Loan Document entered into after the date hereof.

         5.2 Certain Information. In the event the Revolving Administrative Agent, the Term Administrative Agent and the Collateral Agent are not the same Person, the Revolving Administrative Agent and the Term Administrative shall deliver to the Collateral Agent, between May 1 and May 15 and between November
1 and November 15 in each year, and from time to time upon request of the Collateral Agent, a list setting forth as of a date not more than 10 days prior to the date of such delivery, the aggregate unpaid principal and interest on the Revolving Obligations and the Term Obligations, respectively, and the name and address of each holder thereof.

         5.3 Compensation and Expenses. The Borrower agrees to pay to the Collateral Agent, from time to time upon demand, all of the reasonable our-of-pocket costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Collateral Agent reasonably elects to retain) (a) arising in connection with the preparation, execution, delivery, modification, and termination of this Intercreditor Agreement, or the enforcement against the Borrower or any Guarantor of any of the provisions hereof, (b) incurred or required to be advanced in connection with the preservation, protection or defense of the Collateral Agent's rights or any rights of the other Secured Parties under this Intercreditor Agreement, or (c) incurred by the Collateral Agent in connection with the resignation of the Collateral Agent pursuant to
Section 7.6. The obligations of the Borrower under this Section 5.3 shall survive the termination of the other provisions of this Intercreditor Agreement.

         5.4 STAMP AND OTHER SIMILAR TAXES. THE BORROWER AGREES TO INDEMNIFY AND HOLD HARMLESS THE COLLATERAL AGENT, THE REVOLVING ADMINISTRATIVE AGENT, THE TERM ADMINISTRATIVE AGENT, EACH REVOLVING LENDER AND EACH TERM LENDER FROM ANY PRESENT OR FUTURE CLAIM FOR LIABILITY FOR ANY STAMP OR ANY OTHER SIMILAR TAX AND ANY PENALTIES OR INTEREST WITH RESPECT THERETO, WHICH MAY BE ASSESSED, LEVIED OR COLLECTED BY ANY JURISDICTION IN CONNECTION WITH THIS INTERCREDITOR AGREEMENT, TO THE EXTENT PERMITTED BY APPLICABLE LAW, OTHER THAN TAXES, PENALTIES AND INTEREST WHICH ARE FINALLY JUDICIALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN AS A RESULT OF GROSS NEGLIGENCE OR WILFUL MISCONDUCT ON THE PART OF THE COLLATERAL AGENT, THE REVOLVING ADMINISTRATIVE AGENT, THE TERM ADMINISTRATIVE AGENT, ANY REVOLVING LENDER OR ANY TERM LENDER. THIS INDEMNIFICATION SHALL BE MADE WITHIN 30 DAYS FROM THE DATE THE APPLICABLE PARTY MAKES WRITTEN DEMAND THEREFOR. THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION 5.4 SHALL SURVIVE THE TERMINATION OF THE OTHER PROVISIONS OF THIS INTERCREDITOR AGREEMENT.

         5.5 Filing Fees, Excise Taxes, Etc. The Borrower agrees to pay or to reimburse the Collateral Agent for any and all reasonable payments made by the Collateral Agent in respect of all search, filing, recording and registration fees, taxes, excise taxes and other similar imposts which may be payable or determined to be payable in respect to the execution and delivery of this Intercreditor Agreement and each Collateral Document. The obligations of the Borrower under this Section 5.5 shall survive the termination of the other provisions of this Intercreditor Agreement.

         5.6 INDEMNIFICATION. THE BORROWER AGREES TO INDEMNIFY, AND HOLD THE COLLATERAL AGENT, ITS REPRESENTATIVES, OFFICERS,
DIRECTORS, EMPLOYEES, AGENTS, AND ATTORNEYS (COLLECTIVELY, THE
"INDEMNITEES") HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES,


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




OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, REASONABLE COSTS, REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL) AND REASONABLE DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST ANY OF THE INDEMNITEES IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THIS INTERCREDITOR AGREEMENT OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR ANY ACT, EVENT OR TRANSACTION OR ALLEGED ACT, EVENT OR TRANSACTION RELATING THERETO (INCLUDING IN CONNECTION WITH OR AS A RESULT OF, IN WHOLE OR IN PART, THE ORDINARY OR MERE NEGLIGENCE OF ANY INDEMNITEE, TO THE EXTENT THAT ANY OF THE SAME RESULTS, DIRECTLY OR INDIRECTLY, FROM ANY CLAIMS MADE OR ACTIONS, SUITS OR PROCEEDINGS COMMENCED BY OR ON BEHALF OF ANY PERSON OR ENTITY, OTHER THAN THE REVOLVING ADMINISTRATIVE AGENT, THE TERM ADMINISTRATIVE AGENT, THE REVOLVING LENDERS OR THE TERM LENDERS. IN ANY SUIT, PROCEEDING OR ACTION BROUGHT BY THE COLLATERAL AGENT UNDER OR WITH RESPECT TO ANY CONTRACT, AGREEMENT, INTEREST OR OBLIGATION CONSTITUTING PART OF THE COLLATERAL FOR ANY SUM OWING THEREUNDER, OR TO ENFORCE ANY PROVISIONS THEREOF, THE BORROWER WILL SAVE, INDEMNIFY AND KEEP THE INDEMNITEES HARMLESS FROM AND AGAINST ALL EXPENSE, LOSS OR DAMAGE SUFFERED BY REASON OF ANY DEFENSE, SETOFF, COUNTERCLAIM, RECOUPMENT OR REDUCTION OF LIABILITY WHATSOEVER OF THE OBLIGOR THEREUNDER (INCLUDING IN CONNECTION WITH OR AS A RESULT OF, IN WHOLE OR IN PART, THE MERE NEGLIGENCE OF ANY INDEMNITEE, ARISING OUT OF A BREACH BY THE BORROWER OR ANY GRANTOR OF ANY OBLIGATION THEREUNDER OR ARISING OUT OF ANY OTHER AGREEMENT, INDEBTEDNESS OR LIABILITY AT ANY TIME OWING TO OR IN FAVOR OF SUCH OBLIGOR OR ITS SUCCESSORS FROM THE BORROWER OR SUCH GRANTOR, AND ALL SUCH OBLIGATIONS OF THE BORROWER AND THE GRANTORS SHALL BE AND REMAIN ENFORCEABLE AGAINST AND ONLY AGAINST THE BORROWER OR SUCH GRANTOR AND SHALL NOT BE ENFORCEABLE AGAINST ANY INDEMNITEE OR ANY SECURED PARTY. THE AGREEMENTS IN THIS
SECTION 5.6 SHALL SURVIVE THE PAYMENT OF THE REVOLVING OBLIGATIONS, THE TERM OBLIGATIONS AND TERMINATION OF THE OTHER PROVISIONS OF THIS INTERCREDITOR AGREEMENT. THE INDEMNITEES SHALL NOT BE SO INDEMNIFIED AND HELD HARMLESS FOR ANY (I) LOSSES OR DAMAGES WHICH THE BORROWER PROVES WERE CAUSED BY INDEMNITEES' WILFUL MISCONDUCT OR GROSS NEGLIGENCE, (II) ANY CLAIM OR LIABILITY THAT ARISES AS THE DIRECT RESULT OF THE OPERATION OF THE PROPERTY OF THE BORROWER OR ANY GRANTOR BY ANY INDEMNITEE AFTER TAKING POSSESSION THEREOF BY FORECLOSURE OR BY TRANSFER IN LIEU OF FORECLOSURE (PROVIDED THAT SUCH CLAIM OR LIABILITY DOES NOT RELATE TO ANY CONDITION EXISTING

ON SUCH PROPERTY PRIOR TO FORECLOSURE OR TRANSFER IN LIEU OF FORECLOSURE), AND
(III) MATTERS CAUSED BY A SECURED PARTY AGAINST AN INDEMNITEE OR ITS
MANAGEMENT.

         5.7 Additional Collateral. It is expressly understood that in no event shall the Revolving Administrative Agent, the Term Administrative Agent, any Revolving Lender or any Term Lender be entitled to a grant of a Lien in any Collateral in which the Collateral Agent is not granted a Lien that is pari passu with such Lien and subject to this Intercreditor Agreement.


             VI. POSSESSION AND USE OF COLLATERAL; PARTIAL RELEASES

         6.1 Use of Collateral. The rights of the Borrower and the Grantors in and to the Collateral are set forth in the Revolving Credit Agreement, the Term Credit Agreement and the Collateral Documents.

         6.2 Releases. Releases and dispositions of all or substantially all of the Collateral (other than sales, releases and dispositions of Collateral pursuant to the exercise of remedies as provided in this Intercreditor Agreement or which are expressly permitted by the terms and provisions of the Revolving Credit Agreement, the Term Credit Agreement and the Collateral Documents) may be made by the Collateral Agent, only at the direction of all Revolving Lenders and all Term Lenders. Releases and dispositions of less than all or substantially all of the Collateral (other than sales, releases and dispositions of Collateral pursuant to the exercise of remedies as provided in this Intercreditor Agreement or which are expressly permitted by the terms and provisions of the Revolving Credit Agreement, the Term Credit Agreement and the Collateral Documents) may be made by the Collateral Agent, only at the discretion of the Required Lenders. Sales, releases or other dispositions of Collateral which are permitted by the terms and provisions of the Revolving Credit Agreement, the Term Credit Agreement and the Collateral Documents shall not require any written or oral authorization or consent of the Collateral Agent, the Revolving Lenders or the Term Lenders. Sales or other dispositions of Collateral which are pursuant to the exercise of remedies hereunder or under any Collateral Document shall not require any written or oral authorization or consent of the Revolving Administrative Agent, the Term Administrative Agent, any Revolving Lender or any Term Lender. Nevertheless, the Borrower may request that the Collateral Agent execute and deliver to the Borrower, any Grantor or any purchaser of Collateral a written release, disclaimer or quitclaim of the Collateral Agent's, the Revolving Administrative Agent's, the Term Administrative Agent's, the Revolving Lenders' or the Term Lenders' interest in any Collateral under the Collateral Documents, and such purchaser shall be entitled to rely conclusively on such release, disclaimer or quitclaim. Unless requested by the Borrower, it shall not be necessary for any Revolving Lender, any Term Lender, the Revolving Administrative Agent or the Term Administrative Agent to sign such release. Such request shall be in writing, shall describe the property to be released in reasonable detail, and, shall state that such release is or will be in accordance with the Revolving Credit Agreement, the Term Credit Agreement and


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



the Collateral Documents. The Collateral Agent shall send a copy of all releases to the Revolving Administrative Agent and the Term Administrative Agent.


                           VII. THE COLLATERAL AGENT

         7.1 Appointment. The Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders irrevocably designate and appoint NationsBank of Texas, N.A. as the Collateral Agent under this Intercreditor Agreement, the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account as attorney-in-fact with full power and authority in the name of the Revolving Administrative Agent, the Term Administrative Agent, each Revolving Lender or each Term Lender or in the Collateral Agent's name to take such action under the provisions of this Intercreditor Agreement, the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account and to exercise such powers and perform such duties as are expressly delegated to the Collateral Agent and/or the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders by the terms hereof and thereof, together with such other powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, each of the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders hereby gives the Collateral Agent the power and rights on behalf of each of the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders, without notice to or further assent by each of the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders to do the following:

                  (a) to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, the Collateral;

                  (b) to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable instruments taken or received by the Collateral Agent as, or in connection with, the Collateral;

                  (c) to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                  (d) to sell, transfer, release, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof; and

                  (e) to do, at its option, at any time or from time to time, all acts and things which the Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.



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         Said attorney, the Collateral Agent, is hereby granted and given full power and authority to do and perform every act necessary and proper to be done in the exercise of any of the foregoing powers. Understanding that powers of attorney are strictly construed, each of the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders declares that it is its expressed intention that this power of attorney shall be liberally construed to give the fullest effect to the powers granted herein.

         7.2      Exculpatory Provisions.

         (a) The Collateral Agent shall not be responsible in any manner whatsoever for the correctness of any recitals, statements, representations or warranties in this Intercreditor Agreement, the Revolving Loan Documents or the Term Loan Documents. The Collateral Agent makes no representations as to the value or condition of the Collateral or any part thereof, or as to the title of the Borrower or any Grantor thereto or as to the security, perfection or priority afforded by this Intercreditor Agreement, any Collateral Document or the Revolving Credit Agreement in respect of the L/C Cash Collateral Account, or as to the validity, execution, enforceability, legality or sufficiency of this Intercreditor Agreement, the Revolving Loan Documents, the Term Loan Documents, the Revolving Obligations or the Term Obligations, and the Collateral Agent shall incur no liability or responsibility in respect of any such matters. The Collateral Agent shall not be responsible for insuring the Collateral or for the payment of taxes, charges or assessments or discharging of any Liens upon the Collateral or otherwise as to the maintenance of the Collateral, except that the Collateral shall be accorded treatment substantially equal to that which the Collateral Agent accords to collateral held generally by the Collateral Agent for its sole benefit.

         (b) The Collateral Agent shall not be required to ascertain or inquire as to the performance by the Borrower or any Grantor of any of the covenants or agreements contained herein or in any Revolving Loan Document or Term Loan Document. Whenever it is necessary, or in the opinion of the Collateral Agent advisable, for the Collateral Agent to ascertain the amount of the Revolving Obligations or the Term Obligations, then held by the Revolving Lenders or the Term Lenders, as the case may be, the Collateral Agent may rely on a certificate of the Revolving Administrative Agent, in the case of the Revolving Obligations, or of the Term Administrative Agent, in the case of the Term Obligations.

         (c) Unless the Collateral Agent receives security or indemnity satisfactory to it, the Collateral Agent shall be under no obligation or duty to take any action under this Intercreditor Agreement, any Collateral Document or the Revolving Credit Agreement in respect of the L/C Cash Collateral Account if taking such action (i) would subject the Collateral Agent to a tax in any jurisdiction where it is not then subject to a tax or (ii) would require the Collateral Agent to qualify to do business in any jurisdiction where it is not then so qualified.

         (d) Notwithstanding any other provision of this Intercreditor Agreement, the Collateral Agent shall not be liable for any action taken or omitted to be taken by it in accordance with this Intercreditor Agreement, the Collateral Documents or the Revolving Credit

Agreement in respect of the L/C Cash Collateral Account, except to the extent that taking such action or omitting to take such action is finally determined by a court of competent jurisdiction to constitute gross negligence or wilful misconduct by the Collateral Agent.

         (e) The Collateral Agent shall have the same rights with respect to any Revolving Obligations or Term Obligations held by it as any Secured Party and may exercise such rights as though it were not the Collateral Agent hereunder, and may accept deposits from, lend money to, and generally engage in any kind of business with the Borrower or any Grantor as if it were not the Collateral Agent.

         7.3 Delegation of Duties. The Collateral Agent may execute any of the powers hereof and perform any duty hereunder either directly or by or through agents or attorneys-in-fact. The Collateral Agent shall be entitled to advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it in good faith.

         7.4      Reliance by the Collateral Agent.

         (a) The Collateral Agent may consult with counsel, and any advice or statements of legal counsel (including, without limitation, counsel to the Borrower or any Grantor) shall be full and complete authorization and protection in respect of any action taken or suffered by it hereunder or under any Collateral Document in accordance therewith.

         (b) The Collateral Agent may conclusively rely, and shall be fully protected in acting, upon any resolution, statement, certificate, instrument, opinion, report, notice, request, consent, order, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties or, in the case of cables, telecopies and telexes, to have been sent by the proper party or parties, except to the extent that such reliance or action is finally determined by a court of competent jurisdiction to constitute gross negligence or wilful misconduct of the Collateral Agent. The Collateral Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Collateral Agent and conforming to the requirements of this Intercreditor Agreement, except to the extent that such reliance is finally determined by a court of competent jurisdiction to constitute gross negligence or wilful misconduct of the Collateral Agent.

         (c) The Collateral Agent shall not be under any obligation to exercise any of the rights or powers vested in the Collateral Agent by this Intercreditor Agreement or the Collateral Documents, at the request or direction of the Required Lenders pursuant to this Intercreditor Agreement, or otherwise, unless the Collateral Agent shall have been provided security or indemnity to its satisfaction against the fees, costs, expenses and liabilities which may be incurred by it, including such reasonable advances as may be requested by the Collateral Agent.

         7.5      Limitations on Duties of the Collateral Agent.

         (a) The Collateral Agent shall be obligated to perform such duties and only such duties as are specifically set forth in this Intercreditor Agreement, the Collateral Documents and the Revolving Credit Agreement in respect of the L/C Cash Collateral Account, and no implied covenants or obligations shall be read into this Intercreditor Agreement, any Collateral Document or the Revolving Credit Agreement against the Collateral Agent. The Collateral Agent may exercise the rights and powers vested in it and the Revolving Administrative Agent by this Intercreditor Agreement, the Collateral Documents and the Credit Agreement in respect of the L/C Cash Collateral Account, and shall not be liable with respect to any action taken by it, or omitted to be taken by it.

         (b) The Collateral Agent shall not be under any obligation to take any action which is discretionary with the Collateral Agent under the provisions hereto, any Collateral Document or the Revolving Credit Agreement in respect of the L/C Cash Collateral Account, except upon the written request of the Required Lenders and subject to the terms of this Intercreditor Agreement.

         7.6 Resignation of the Collateral Agent. Should the Collateral Agent ever cease to be either the Revolving Administrative Agent or the Term Administrative Agent, or should the Collateral Agent ever resign as the Collateral Agent, or should the Collateral Agent ever be removed with cause by the Required Lenders (other than the Lender then acting as the Collateral Agent), then the Revolving Administrative Agent or the Term Administrative Agent appointed by the Required Lenders (other than the Lenders then acting as the Collateral Agent) shall forthwith become the Collateral Agent, and the Borrower, each Grantor, the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders shall execute such documents as any Revolving Lender or Term Lender may reasonably request to reflect such change. Any resignation or removal of the Collateral Agent shall become effective upon the appointment by the Required Lenders (other than the Lender then acting as the Collateral Agent) of a successor Collateral Agent; provided, however, that if the Required Lenders fail for any reason to appoint a successor within 60 days after such removal or resignation, the Collateral Agent shall thereafter have no obligation to act as the Collateral Agent hereunder.

         7.7 Status of Successor. Every successor Collateral Agent appointed pursuant to Section 7.6 shall be a commercial bank in good standing and having power to act as the Collateral Agent hereunder, incorporated under the laws of the United States of America or any State thereof or the District of Columbia, and borrowing a combined capital and surplus of at least $500,000,000.

         7.8 Merger of the Collateral Agent. Any corporation into which the Collateral Agent may be merged, or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Collateral Agent shall be a party, shall be the Collateral Agent under this Intercreditor Agreement, the Collateral Documents and the Revolving Credit

Agreement in respect of the L/C Cash Collateral Account without the execution or filing of any paper or any further act on the part of the parties hereto, provided that such corporation meets the requirements of Section 7.7.

         7.9 Treatment of Payee or Endorsee by the Collateral Agent; Representatives of the Revolving Lenders and the Term Lenders. The Collateral Agent may treat the registered holder or, if none, the payee or endorsee of any promissory note evidencing the Revolving Obligations or the Term Obligations as the absolute owner thereof for all purposes and shall not be affected by any notice to the contrary.

         7.10 Non-Reliance on the Collateral Agent. Each Revolving Lender and Term Lender expressly acknowledges that neither the Collateral Agent nor any of its officers, directors, employees, agents, attorneys, attorneys-in-fact or affiliates has made any representations or warranties to them. Each Revolving Lender and Term Lender represents to the Collateral Agent that such Revolving Lender or Term Lender independently and without reliance upon the Collateral Agent, and based on such documents and information as they have deemed or will deem appropriate, has made and will make its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and each other Grantor, and has made and will make their own decision to extend credit to the Borrower. Each Revolving Lender and Term Lender also represents that it will, independently and without reliance upon the Collateral Agent, and based on such documents and information as they shall deem appropriate at the time continue to make its own creditor analysis, appraisals and decisions in taking or not taking action under this Intercreditor Agreement, any Revolving Loan Document or any Term Loan Document, and to make such investigation as they deem necessary to inform themselves as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and each Grantor. Except for notices, reports and other documents expressly required to be furnished to the Revolving Lenders and the Term Lenders by the Collateral Agent hereunder or other documentation or information about the Borrower in the possession of the Collateral Agent which is specifically requested, the Collateral Agent shall not have any duty or responsibility to provide any Revolving Lender or Term Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of the Borrower or any Grantor which may come into its possession or the possession of any of its officers, directors, employees, agents, attorneys-in-fact or affiliates. Each Revolving Lender and Term Lender acknowledges that the Collateral Agent and its affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to other existing and future relationships with the Borrower or any Grantor without any duty to account therefor to such Revolving Lender or Term Lender.

         7.11 INDEMNIFICATION. THE REVOLVING LENDERS AND THE TERM LENDERS AGREE TO INDEMNIFY THE COLLATERAL AGENT (IN ITS CAPACITY AS SUCH), WITHOUT LIMITING THE OBLIGATION OF THE BORROWER AND EACH GRANTOR TO DO SO, PRO RATA ACCORDING TO THE RESPECTIVE PRINCIPAL AMOUNTS OF THE REVOLVING OBLIGATIONS AND THE TERM

OBLIGATIONS HELD BY THE REVOLVING LENDERS AND THE TERM LENDERS AT THE DATE OF ANY CLAIM BY THE COLLATERAL AGENT FOR INDEMNITY UNDER THIS SECTION 7.11, FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, REASONABLE EXPENSES (INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND EXPENSES OF COUNSEL) OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH ANY AT ANY TIME BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF THIS INTERCREDITOR AGREEMENT, THE REVOLVING LOAN DOCUMENTS, THE TERM LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED HEREBY OR THEREBY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE COLLATERAL AGENT HEREUNDER OR THEREUNDER OR IN CONNECTION THEREWITH, INCLUDING THE MERE NEGLIGENCE OF THE COLLATERAL AGENT, BUT EXCLUDING ANY CLAIM OR LIABILITY THAT IS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION TO HAVE ARISEN AS A RESULT OF THE GROSS NEGLIGENCE OR WILFUL MISCONDUCT OF THE COLLATERAL AGENT. THE REVOLVING LENDERS AND THE TERM LENDERS AGREE TO REIMBURSE THE COLLATERAL AGENT (TO THE EXTENT NOT REIMBURSED BY THE BORROWER AND THE GRANTORS), PRO RATA, PROMPTLY UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT, OR ENFORCEMENT (WHETHER THROUGH LEGAL PROCEEDINGS OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER THIS INTERCREDITOR AGREEMENT, THE REVOLVING CREDIT AGREEMENT, THE TERM CREDIT AGREEMENT, THE COLLATERAL DOCUMENTS, OR ANY OTHER DOCUMENTS CONTEMPLATED HEREBY OR THEREBY. THE AGREEMENTS IN THIS SECTION
7.11 SHALL SURVIVE THE PAYMENT OF THE REVOLVING OBLIGATIONS, THE TERM OBLIGATIONS AND THE TERMINATION OF THE OTHER PROVISIONS OF THIS INTERCREDITOR AGREEMENT.

         7.11 Benefits of Article. None of the provisions of this Article VII shall inure to the benefit of any Person other than the Revolving Lenders, the Revolving Administrative Agent, the Term Lenders, the Term Administrative Agent and the Collateral Agent; consequently, no such other Person shall be entitled to rely upon, or to raise as a defense in any manner whatsoever, the failure of the Collateral Agent or any of the Revolving Lenders, the Revolving Administrative Agent, the Term Lenders or the Term Administrative Agent to comply with such provisions.

                       VIII. COLLATERAL AGENT PROVISIONS

         8.1 Agreement. The Revolving Lenders, the Revolving Administrative Agent, the Borrower, the Grantors, the Term Lenders and the Term Administrative Agent agree that all Liens of the Collateral Agent in the Collateral are on behalf of and for the ratable benefit of the Secured Parties. In the event that the Revolving Administrative Agent, the Term Administrative Agent, any Term Lender or any Revolving Lender at any time obtains possession of any of the Collateral, it shall promptly deliver such Collateral to the Collateral Agent, unless precluded by Law or judicial order.

         8.2 Obligations Hereunder Not Affected. All rights and interests of the Collateral Agent, the Revolving Administrative Agent, the Term Administrative Agent, the Revolving Lenders and the Term Lenders hereunder, and all agreements and obligations of the Borrower and the Grantors under this Intercreditor Agreement, shall remain in full force and effect irrespective of:

                  (a) any lack of validity or enforceability of the Revolving Credit Agreement, this Intercreditor Agreement, the Term Credit Agreement, the Collateral Documents, or any other Revolving Loan Documents or Term Loan Documents.

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Revolving Obligations or the Term Obligations, or any other amendment or waiver of or any consent to departure from the Revolving Credit Agreement, this Intercreditor Agreement, the Term Credit Agreement, the Collateral Documents or any other Revolving Loan Documents or Term Loan Documents.

                  (c) any exchange, release or non-perfection of any Collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Revolving Obligations or the Term Obligations.

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or any Grantor in respect of the Revolving Obligations or the Term Obligations. This Intercreditor Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Revolving Obligations or the Term Obligations is rescinded or must otherwise be returned by the Collateral Agent upon the insolvency, bankruptcy or reorganization of any of the Grantors or otherwise, all as though such payment had not been made.


                                   IX. VOTING

         9.1      Amendment and Waivers. Notwithstanding anything in Section
11.11 of the Revolving Credit Agreement or the Term Credit Agreement to the contrary, the provisions of the Revolving Credit Agreement or the Term Credit Agreement may not be amended, modified or waived except by the written agreement of the Borrower and the Required Lenders; provided, however, that no such amendment, modification or waiver shall be made (a) without the consent of all Revolving Lenders and Term Lenders, if it would (i) increase or release the Specified Percentage, Facility A Term Loan Specified Percentage, Facility B Term Loan Specified Percentage, or Total Specified Percentage of any Lender, (ii) increase any of the Commitments,
(iii) extend or postpone the date of maturity of, extend the due date for any payment of principal or interest on, reduce the amount of any installment of principal of or interest on, or reduce the rate of interest on, any Advance, the Reimbursement Obligations, any fee paid under the Credit Agreements, or any other amount owing under any of the Revolving Loan Documents or the Term Loan Documents to which the Revolving Lenders or the Term Lenders are entitled, (iv) release any guaranty of the Revolving Obligations or the Term Obligations (v) release all or substantially all of the Collateral (except as otherwise provided in Section 10.3), (vi) waive or extend the date for payment or prepayment of any principal, interest or fees under either Credit Agreement,
(vii) amend the definition of "Determining Lenders" under either Credit Agreement, "Specified Percentage", "Facility A Term Loan Specified Percentage", "Facility B Term Loan Specified Percentage" or "Total Specified Percentage", or
(viii) amend Section 4.4 or this Section 9.1, (b) without the consent of the Revolving Administrative Agent or the Term Administrative Agent, if it would alter the rights, duties or obligations of the Revolving Administrative Agent or the Term Administrative Agent, as the case may be, (c) without the consent of the Issuing Bank, if it would alter the rights, duties or obligations of the Issuing Bank, or (d) without the consent of the Swing Line Bank, if it would alter the rights, duties or obligations of the Swing Line Bank. Notwithstanding anything in this Intercreditor Agreement or the Term Credit Agreement to the contrary, no amendment, waiver or consent that changes the allocations of payments between the Facility A Term Loan Advances and the Facility B Term Loan Advances may be made without the express written consent of the Lenders holding more than 50% of all outstanding Facility A Term Advances and the Lenders holding more than 50% of all outstanding Facility B Term Loan Advances. No Affiliate of a Revolving Lender or a Term Lender shall have any voting rights hereunder solely by reason of such Affiliate being a party to a Hedge Agreement with the Borrower or any Grantor.

         9.2 Acceleration of Advances. Notwithstanding anything in Section 8.2(a) of the Revolving Credit Agreement or the Term Credit Agreement to the contrary, Revolving Advances and Term Loan Advances and all other amounts owed under the Revolving Loan Documents and Term Loan Documents may not be declared due and payable without the prior consent of the Required Lenders.


                                X. MISCELLANEOUS

         10.1     Notices.

         (a) All notices and other communications under this Intercreditor Agreement shall be in writing (except in those cases where giving notice by telephone is expressly permitted) and shall be deemed to have been given on the date personally delivered or sent by telecopy (answer back received), or three days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one day after being entrusted to a reputable commercial overnight delivery service, addressed to the party to which such notice is directed at its address determined as provided in this Section. All notices and other communications under this Intercreditor Agreement shall be given to the parties hereto at the following addresses:

                  (i)      If to the Borrower, at:

                           Pillowtex Corporation
                           4111 Mint Way
                           Dallas, Texas 75237
                           Attention:       Chief Financial Officer
                           Telephone:       (214) 333-3225
                           Telecopier:      (214) 330-6016

                  (ii)     If to the Collateral Agent, at:

                           NationsBank of Texas, N.A.
                           901 Main Street, 13th Floor
                           Dallas, Texas 75202-3714
                           Attention:       Marie T. Lancaster
                           Telephone:       (214) 508-2158
                           Telecopier:      (214) 508-2515

                  (iii) If to the Revolving Administrative Agent, the Revolving Lenders, the Term Administrative Agent or the Term Lenders, at their addresses set forth in the Revolving Credit Agreement or the Term Credit Agreement, as appropriate, or if applicable, set forth in the appropriate Assignment Agreement.

         (b) The Term Administrative Agent and the Revolving Administrative Agent, may from time to time, make requests of the Collateral Agent with respect to notices or documents which the Term Administrative Agent or the Revolving Administrative Agent seeks to receive and which the Term Administrative Agent or the Revolving Administrative Agent is not already entitled to receive and, subject to the confidentiality provisions of the Revolving Loan Documents and the Term Loan Documents which the Collateral Agent has received from the Borrower or any of the Grantors, and the Collateral Agent shall provide such notices or copies of documents to the Revolving Administrative Agent or the Term Administrative Agent upon request.

         10.2 No Waivers. No failure on the part of the Collateral Agent, the Revolving Administrative Agent, the Term Administrative Agent, any Revolving Lender or any Term Lender to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Intercreditor Agreement operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         10.3 Amendments, Supplements and Waivers. The provisions of this Intercreditor Agreement may not be amended, modified or waived except by the written agreement of the Term Administrative Agent, the Revolving Administrative Agent, the Borrower, each Grantor, the Collateral Agent and (except as otherwise required by Section 9.1) Required Lenders. The provisions of each Collateral Document may not be amended, modified or waived except by the written agreement of the Borrower or the Grantor who is a party to such Collateral Document, the Revolving Administrative Agent or the Term Administrative Agent, as the case may be, the Collateral Agent and the Required Lenders; provided however, that no such amendment, modification or waiver shall be contrary to Section 6.2 hereof or shall adversely affect the interest of the Term Lenders or the Revolving Lenders or release any Lien except (a) as otherwise permitted by this Intercreditor Agreement, (b) with respect to property being disposed of as permitted under any Revolving Loan Document or Term Loan Document, (c) with respect to Collateral consisting of an instrument evidencing debt, if the underlying debt has been paid in full or (d) if approved by each of the Revolving Lenders and the Term Lenders, in the case of a release of Lien in all or substantially all of the Collateral, or by the Required Lenders, in the case of a release of Lien on less than all or substantially all of the Collateral.

         10.4 Headings. The headings of Sections and subsections have been included herein for convenience only and should not be considered in interpreting this Intercreditor Agreement.

         10.5 Severability. Any provision of this Intercreditor Agreement which is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         10.6 Successors and Assigns. This Intercreditor Agreement shall be binding upon and inure to the benefit of each of the parties hereto and each other Person who may become an Obligor, Revolving Lender or Term Lender after the date of this Intercreditor Agreement and their respective successors and assigns, and nothing herein is intended or shall be construed to give any other Person any right, remedy or claim under, to or in respect of this Intercreditor Agreement or any Collateral.

         10.7 GOVERNING LAW. THIS INTERCREDITOR AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

         10.8 Counterparts. This Intercreditor Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

         10.9 Termination. Upon (a) the earlier of the Release Dates set forth in the Credit Agreements and (b) payment in full of all fees and expenses owing to the Collateral Agent hereunder, this Intercreditor Agreement shall terminate.

         10.10 ENTIRE AGREEMENT. THIS WRITTEN AGREEMENT AND THE OTHER DOCUMENTS REFERENCED HEREIN OR CONTEMPLATED HEREBY REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.


================================================================================
                   REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

         IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor Agreement to be duly executed by their respective authorized officers as of the day and year first written above.

BORROWER:                                   PILLOWTEX CORPORATION, a Texas
                                            corporation



                                            By:
                                                 -------------------------------
                                                 J. Mark Kirkpatrick
                                                 Vice President & Treasurer

GRANTORS:                                   [ALL SUBSIDIARIES EXECUTING
                                            COLLATERAL DOCUMENTS]

THE COLLATERAL AGENT:                       NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President


REVOLVING ADMINISTRATIVE
AGENT:                                      NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President


REVOLVING LENDERS:                          NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President

                                            BANK OF AMERICA NT&SA



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF NOVA SCOTIA



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE FIRST NATIONAL BANK OF CHICAGO



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COMERICA BANK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            WELLS FARGO BANK (TEXAS), NATIONAL
                                            ASSOCIATION



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF TOKYO-MITSUBISHI, LTD



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BANK ONE, TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BANKBOSTON, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BHF-BANK AKTIENGESELLSCHAFT



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            FIRST UNION NATIONAL BANK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            SOCIETE GENERALE, SOUTHWEST AGENCY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF NEW YORK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CREDITANSTALT BANKVEREIN



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            FLEET BANK, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE FUJI BANK, LIMITED - HOUSTON
                                            AGENCY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            NATIONAL BANK OF CANADA



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            NATIONAL CITY BANK OF KENTUCKY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

TERM ADMINISTRATIVE AGENT:                  NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President

FACILITY A TERM LENDERS:                    NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President

                                            BANK OF AMERICA NT&SA



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF NOVA SCOTIA
                                            ATLANTA AGENCY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE FIRST NATIONAL BANK OF CHICAGO



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COMERICA BANK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CREDIT LYONNAIS NEW YORK BRANCH



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            WELLS FARGO BANK (TEXAS), NATIONAL
                                            ASSOCIATION



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF TOKYO-MITSUBISHI, LTD



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BANK ONE, TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BANKBOSTON, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            BHF-BANK AKTIENGESELLSCHAFT



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            FIRST UNION NATIONAL BANK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            GENERAL ELECTRIC CAPITAL
                                            CORPORATION



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COOPERATIEVE CENTRALE RAIFFEISEN-
                                            BOERENLEENBANK B.A., "RABOBANK
                                            NEDERLAND", NEW YORK BRANCH



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            SOCIETE GENERALE, SOUTHWEST AGENCY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE BANK OF NEW YORK



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            COMPAGNIE FINANCIERE DE CIC ET DE
                                            L'UNION EUROPEENNE



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CREDITANSTALT BANKVEREIN



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            FLEET BANK, N.A.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THE FUJI BANK, LIMITED - HOUSTON
                                            AGENCY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            NATIONAL BANK OF CANADA



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            NATIONAL CITY BANK OF KENTUCKY



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

FACILITY B TERM LENDERS:                    NATIONSBANK OF TEXAS, N.A.



                                            By:
                                                 -------------------------------
                                                 Suzanne B. Smith
                                                 Vice President

                                            BANKBOSTON, N.A.




                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CREDITANSTALT BANKVEREIN



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            THOROUGHBRED LIMITED PARTNERSHIP I

                                            By:  Appaloosa Management L.P.
                                                 its General Partner

                                            By:  Appaloosa Partners Inc.
                                                 its General Partner



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            KZH HOLDING CORPORATION III



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            PRIME INCOME TRUST



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            DEEPROCK & COMPANY

                                            By:   Eaton Vance Management, as
                                                  Investment Advisor



                                                  By:
                                                       -------------------------
                                                       Name:
                                                            --------------------
                                                       Title:
                                                             -------------------

                                            CREDIT AGRICOLE INDOSUEZ



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            MERRILL LYNCH SENIOR FLOATING RATE
                                            FUND, INC.



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                            CRESCENT/MACH I PARTNERS, L.P.

                                            By:  TCW Asset Management Company
                                                 Its Investment Manager



                                                  By:
                                                       -------------------------
                                                       Name:
                                                            --------------------
                                                       Title:
                                                             -------------------

                                            KZH-CRESCENT CORPORATION



                                            By:
                                                 -------------------------------
                                                 Name:
                                                      --------------------------
                                                 Title:
                                                       -------------------------

                                   SCHEDULE I


                          VOTING SPECIFIED PERCENTAGES


NATIONSBANK OF TEXAS, N.A                                               19.7500%

BANK OF AMERICA NT&SA                                                    6.6667%

THE BANK OF NOVA SCOTIA                                                  6.6667%

THE FIRST NATIONAL BANK OF CHICAGO                                       6.6667%

COMERICA BANK                                                            5.0000%

CREDIT LYONNAIS NEW YORK BRANCH                                           5.000%

WELLS FARGO BANK (TEXAS), NATIONAL ASSOCIATION                           5.0000%

THE BANK OF TOKYO-MITSUBISHI, LTD                                        4.1667%

BANK ONE, TEXAS, N.A                                                     3.3333%

BANKBOSTON, N.A                                                          3.3333%

BHF-BANK AKTIENGESELLSCHAFT                                              2.5000%

FIRST UNION NATIONAL BANK                                                3.3333%

GENERAL ELECTRIC CAPITAL CORPORATION                                     3.3333%

COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK
B.A., "RABOBANK NEDERLAND", NEW YORK BRANCH                              3.3333%

SOCIETE GENERALE, SOUTHWEST AGENCY                                       3.3333%

THE BANK OF NEW YORK                                                     1.6667%

COMPAGNIE FINANCIERE DE CIC ET DE
L'UNION EUROPEENNE                                                       1.6667%

CREDITANSTALT BANKVEREIN                                                 1.6667%

FLEET BANK, N.A.                                                         1.6667%

THE FUJI BANK, LIMITED - HOUSTON AGENCY                                  1.6667%

NATIONAL BANK OF CANADA                                                  1.6667%

NATIONAL CITY BANK OF KENTUCKY                                           1.6667%

THOROUGHBRED LIMITED PARTNERSHIP I                                       1.3333%

KZH HOLDING CORPORATION III                                              0.6667%

PRIME INCOME TRUST                                                       1.3333%

DEEPROCK & COMPANY                                                       0.2500%

CREDIT AGRICOLE INDOSUEZ                                                 1.3333%

MERRILL LYNCH SENIOR FLOATING RATE FUND, INC.                            0.6667%

CRESCENT/MACH I PARTNERS, L.P.                                           0.6667%

KZH-CRESCENT CORPORATION                                                 0.6667%